UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2014 Semi Annual Reports transmitted to shareholders.

June 30, 2014
William Blair Funds Semiannual Report

June 30, 2014	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2014

PERFORMANCE AS OF JUNE 30, 2014—CLASS N SHARES (Unaudited)

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3 yr	5 yr	inception)	Date	Rating
Growth Fund
Class N	3.45	25.21	14.45	16.35	8.91	3/20/1946	êêê
Morningstar Large Growth	4.68	26.22	14.42	17.64	7.77		Among 1,500
Russell 3000® Growth Index	5.98	26.75	16.11	19.34	8.27		Large Growth Funds
S&P 500 Index	7.14	24.61	16.58	18.83	7.78

Large Cap Growth Fund
Class N	6.98	30.13	16.10	17.51	7.01	12/27/1999	êêê
Morningstar Large Growth	4.68	26.22	14.42	17.64	7.77		Among 1,500
Russell 1000® Growth Index	6.31	26.92	16.26	19.24	8.20		Large Growth Funds

Large Cap Value Fund
Class N	6.14	22.88	—	—	20.51	10/24/2011	Not rated.
Morningstar Large Value	6.96	22.21	—	—	—
Russell 1000® Value Index	8.28	23.81	—	—	22.23

Mid Cap Growth Fund
Class N	2.17	16.96	9.81	17.07	8.32	2/1/2006	êê
Morningstar Mid-Cap Growth	3.97	23.98	12.59	18.98	—		Among 635
Russell Midcap® Growth Index	6.51	26.04	14.54	21.16	8.39		Mid-Cap Growth Funds

Mid Cap Value Fund
Class N	6.57	21.53	14.41	—	13.86	5/3/2010	êêê
Morningstar Mid-Cap Value	7.79	25.44	15.33	—	—		Among 370
Russell Midcap® Value Index	11.14	27.76	17.56	—	16.04		Mid-Cap Value Funds

Small-Mid Cap Growth Fund
Class N	2.13	21.35	13.18	19.07	9.90	12/29/2003	êêêê
Morningstar Mid-Cap Growth	3.97	23.98	12.59	18.98	8.83		Among 635
Russell 2500TM Growth Index	3.97	26.26	14.88	21.65	9.94		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	3.61	20.97	—	—	21.83	12/15/2011	Not rated.
Morningstar Small Value	4.69	23.58	—	—	—
Russell 2500® Value Index	7.87	24.94	—	—	25.64

Small Cap Growth Fund
Class N	1.17	24.98	16.01	17.51	7.88	12/27/1999	êê
Morningstar Small Growth	0.87	22.40	12.73	19.88	8.72		Among 642
Russell 2000® Growth Index	2.22	24.73	14.49	20.50	9.04		Small Growth Funds

Small Cap Value Fund
Class N	2.95	21.62	13.57	20.01	8.49	12/23/1996	êêê
Morningstar Small Value	4.69	23.58	14.50	20.13	8.79		Among 332
Russell 2000® Value Index	4.20	22.54	14.65	19.88	8.24		Small Value Funds

Global Leaders Fund
Class N	4.55	20.75	10.43	15.80	2.87	10/15/2007	êêêê
Morningstar World Stock	5.75	22.72	10.57	14.83	—		Among 825
MSCI ACW IMI (net)	6.23	23.35	10.37	14.77	2.87		World Stock Funds

June 30, 2014	William Blair Funds	3

PERFORMANCE AS OF JUNE 30, 2014—CLASS N SHARES (Unaudited)—CONTINUED

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3 yr	5 yr	inception)	Date	Rating

Global Small Cap Growth Fund
Class N	5.77	28.10	—	—	25.40	4/10/2013	Not rated.
Morningstar World Stock	5.75	22.72	—	—	—
MSCI ACW Small Cap Index (net)	6.50	25.97	—	—	20.28

International Leaders Fund
Class N	2.61	18.88	—	—	15.87	8/16/2012	Not rated.
Morningstar Foreign Large Growth	3.15	19.53	—	—	—
MSCI ACW Ex-U.S. IMI (net)	5.77	22.28	—	—	16.56

International Equity Fund
Class N	4.62	21.46	7.45	11.35	5.20	5/24/2004	êêê
Morningstar Foreign Large Growth	3.15	19.53	6.88	12.14	7.17		Among 252
MSCI World Ex-U.S. Index (net)	5.40	23.83	7.58	11.67	7.18		Foreign Large Growth Funds

International Growth Fund
Class N	2.97	19.74	8.18	13.50	7.90	10/1/1992	êêêê
Morningstar Foreign Large Growth	3.15	19.53	6.88	12.14	7.17		Among 252
MSCI ACW Ex-U.S. IMI (net)	5.77	22.28	5.88	11.50	8.01		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	1.31	19.21	8.63	16.46	8.05	11/1/2005	êêê
Morningstar Foreign Small/Mid Growth	4.31	23.14	10.09	17.00	—		Among 126
MSCI ACW Small Cap Ex-U.S. Index (net)	7.24	26.09	6.90	14.50	8.01		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	6.15	13.91	1.50	—	4.65	5/3/2010	êêêê
Morningstar Diversified Emerging Markets	5.83	14.21	0.13	—	—		Among 454
MSCI Emerging Markets Index (net)	6.14	14.31	(0.39)	—	3.55		Diversified Emerging Markets Funds

Emerging Markets Growth Fund
Class N	7.45	15.84	2.97	11.81	10.19	6/6/2005	êêêê
Morningstar Diversified Emerging Markets	5.83	14.21	0.13	9.11	—		Among 454
MSCI Emerging Markets IMI (net)	6.48	14.31	(0.27)	9.52	10.01		Diversified Emerging Markets Funds

Emerging Markets Small Cap Growth Fund
Class N	11.11	21.42	—	—	21.57	10/24/2011	Not rated.
Morningstar Diversified Emerging Markets	5.83	14.21	—	—	—
MSCI Emerging Markets Small Cap Index (net)	8.98	14.20	—	—	9.01

Bond Fund
Class N	4.38	6.53	5.20	6.46	5.90	5/1/2007	êêê
Morningstar Intermediate-Term Bond	4.10	5.07	4.08	6.02	—		Among 931
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.66	4.85	5.07		Intermediate-Term Bond Funds

4	Semiannual Report	June 30, 2014

PERFORMANCE AS OF JUNE 30, 2014—CLASS N SHARES (Unaudited)—CONTINUED

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3 yr	5 yr	inception)	Date	Rating

Income Fund
Class N	2.60	3.50	3.19	4.54	3.52	10/1/1990	êêêê
Morningstar Short-term Bond	1.26	2.24	1.85	3.21	3.08		Among 416
Barclays Intermediate Government/Credit Bond Index	2.25	2.86	2.83	4.09	4.33		Short-Term Bond Funds

Low Duration Fund
Class N	0.79	1.44	1.18	—	1.29	12/1/2009	êêê
Morningstar Ultra Short Bond	0.44	0.95	0.93	—	—		Among 97
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.15	0.29	0.29	—	0.41		Ultrashort Bond Funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar Ratings™ are as of 6/30/2014 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund êêê /êê /êêêê and Large Cap Growth Fund êêêê /êêê /êêê, out of 1,500/1,316/910 large growth funds; Mid Cap Growth Fund êê/êê/NA and Small-Mid Cap Growth Fund êêê/êêê/êêêê out of 635/574/417 mid cap growth funds; Mid Cap Value Fund êêê/NA/NA, out of 370/NA/NA mid-cap value funds; Small Cap Growth Fund êêêê/êê/êê, out of 642/559/377 small growth funds; Small Cap Value Fund êêê/êêê/êêê out of 332/256/172 small value funds; Global Leaders Fund êêê/êêêê/NA out of 825/661/NA world stocks; International Equity Fund êêê/êêê/êê and International Growth Fund êêêê/êêêê/êêê out of 252/223/127 foreign large growth funds; International Small Cap Growth Fund êêê/êêê/NA out of 126/90/NA foreign small/mid growth funds; and Emerging Markets Leaders Fund êêêê/êêêê/NA and Emerging Markets Growth Fund êêêê/êêêê/NA out of 454/325/NA diversified emerging markets funds; Bond Fund êêêê/êêê/NA out of 931/797/NA intermediate-term bond funds; Income Fund êêêê/êêêê/êêêê out of 416/354/250 short-term bond funds; Low Duration Fund êêê/NA/NA out of 97/NA/NA ultrashort bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2014	William Blair Funds	5

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 3.45% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 5.98%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

The Fund’s performance for the first half of 2014 was heavily impacted by style headwinds given the March through May market rotation. For that three month period, our typical bias toward higher growth and smaller market cap (and therefore higher valuation) companies detracted from relative performance. The catalyst for this massive internal market rotation was likely due to a combination of negative first quarter economic growth and geopolitical concerns that created less willingness to value longer duration earnings streams, thus pressuring the valuation of higher growth companies. While June brought a positive reversal of these style headwinds, the first half overall was negatively impacted by them. While the style impact was witnessed across the portfolio, it manifested itself most significantly in the Information Technology sector. Stock specific disappointments in the sector, however, included Genpact and CommVault Systems. Jacobs Engineering (Industrials) and Intercontinental Exchange (Financials) were other notable detractors in the year-to-date period. On the other hand, Allergan and Covidien within Health Care along with Keurig Green Mountain (Consumer Staples), Schlumberger (Energy), and Akamai Technologies (Information Technology) all contributed positively to relative performance during the first half of the year.

Outlook

Looking forward, the U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of meaningful monetary policy tightening on the horizon. The surge in M&A activity suggests that corporations are more confident and should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth or increased escalation of global political instabilities.

6	Semiannual Report	June 30, 2014

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been higher profit margins via cost containment; going forward, revenue growth will be critical. Our focus remains on identifying high quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses. Given our investment approach, we believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

June 30, 2014	William Blair Funds	7

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	3.45%	25.21%	14.45%	16.35%	8.91%
Class I	3.66	25.61	14.82	16.74	9.26
Russell 3000® Growth Index	5.98	26.75	16.11	19.34	8.27
S&P 500 Index	7.14	24.61	16.58	18.83	7.78

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

8	Semiannual Report	June 30, 2014

Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—27.4%
*	Akamai Technologies, Inc.	320,000	$19,539
*	ANSYS, Inc.	123,200	9,341
*	Cognizant Technology Solutions Corporation	456,700	22,337
*	CoStar Group, Inc.	47,947	7,584
	FactSet Research Systems, Inc.	97,200	11,691
*	Google, Inc. - Class A	47,305	27,658
*	Google, Inc. - Class C	47,305	27,214
*	Guidewire Software, Inc.	177,300	7,209
*	IPG Photonics Corporation	136,200	9,371
	Mastercard, Inc.	513,700	37,741
*	NeuStar, Inc.	189,477	4,930
*	Pandora Media, Inc.	522,783	15,422
	QUALCOMM, Inc.	403,040	31,921
*	Red Hat, Inc.	328,906	18,179
			250,137
	Industrials—18.9%
	Canadian Pacific Railway, Ltd.†	97,100	17,589
	Equifax, Inc.	259,900	18,853
	Fastenal Co.	552,858	27,361
	Fortune Brands Home & Security, Inc.	145,638	5,815
*	Jacobs Engineering Group, Inc.	313,056	16,680
	Kennametal, Inc.	95,300	4,410
	Precision Castparts Corporation	107,400	27,108
*	RPX Corporation	372,900	6,619
*	Stericycle, Inc.	240,500	28,480
	TransDigm Group, Inc.	55,880	9,346
*	Trimas Corporation	279,437	10,655
			172,916
	Consumer Discretionary—15.6%
*	Amazon.com, Inc.	77,200	25,073
	BorgWarner, Inc.	198,000	12,908
*	Fossil Group, Inc.	110,500	11,549
	Harley-Davidson, Inc.	168,799	11,791
	Lowe’s Cos., Inc.	633,100	30,383
*	Sally Beauty Holdings, Inc.	318,200	7,980
	VF Corporation	171,200	10,786
	Williams-Sonoma, Inc.	150,000	10,767
	Yum! Brands, Inc.	263,500	21,396
			142,633
	Health Care—11.3%
	Analogic Corporation	85,600	6,697
*	Catamaran Corporation†	296,909	13,112
	Covidien plc†	184,600	16,647
*	Gilead Sciences, Inc.	448,770	37,208
*	HMS Holdings Corporation	286,562	5,849
*	Medivation, Inc.	100,172	7,721
*	NxStage Medical, Inc.	638,277	9,172
*	Team Health Holdings, Inc.	140,597	7,021
			103,427

Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Consumer Staples—11.1%
	Church & Dwight Co., Inc.	148,200	$10,367
	Colgate-Palmolive Co.	334,400	22,799
	Costco Wholesale Corporation	221,600	25,519
	Keurig Green Mountain, Inc.	141,800	17,670
	Mead Johnson Nutrition Co.	267,800	24,951
			101,306
	Energy—6.4%
	Noble Energy, Inc.	147,600	11,433
	Pioneer Natural Resources Co.	37,600	8,641
	Schlumberger, Ltd.†	328,600	38,758
			58,832
	Financials—4.8%
*	Encore Capital Group, Inc.	302,321	13,732
	IntercontinentalExchange Group, Inc.	50,700	9,577
	LPL Financial Holdings, Inc.	244,391	12,156
*	Texas Capital Bancshares, Inc.	149,400	8,060
			43,525
	Materials—2.8%
	Airgas, Inc.	111,700	12,165
	Ecolab, Inc.	117,820	13,118
			25,283

	Total Common Stocks—98.3% (cost $667,446)		898,059

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $16,292, collateralized by FHLMC, 1.830%, due 11/5/18	$16,292	16,292
	Total Repurchase Agreement—1.8% (cost $16,292)		16,292
	Total Investments—100.1% (cost $683,738)		914,351
	Liabilities, plus cash and other assets—(0.1)%		(708)
	Net assets—100.0%		$913,643

*	Non-income producing securities
†	= U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	9

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 6.98% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 6.31%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

For the first half of 2014, the Fund’s outperformance relative to the Index was driven by stock selection that more than offset the March through May style headwinds. For that three month period, the market’s preference for lower valuation stocks detracted from relative performance. June saw a partial reversal of these headwinds but they detracted from the first half of the year overall. The top stock performer year to date was Keurig Green Mountain (Consumer Staples). Health Care stock selection was quite strong given positive performances by Allergan, IDEXX Laboratories, and Covidien. On the downside, while the style headwinds were seen across the portfolio, it manifested itself most significantly in the Information Technology sector. Citrix Systems, Cognizant Technology Solutions, and MasterCard (all higher multiple stocks) and a modest underweight to Apple (a lower multiple stock) each detracted from relative performance, in part due to the market’s bias to lower valuation stocks. Citigroup within Financials was another notable detractor for the six month period.

Outlook

Looking forward, the U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of meaningful monetary policy tightening on the horizon. The surge in M&A activity suggests that corporations are more confident and should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth, or increased escalation of global political instabilities.

10	Semiannual Report	June 30, 2014

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been higher profit margins via cost containment; going forward, revenue growth likely will be critical. Our focus remains on identifying high quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses, which should enable us to add value over a full market cycle.

June 30, 2014	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	6.98%	30.13%	16.10%	17.51%	7.01%
Class I	7.16	30.44	16.36	17.78	7.26
Russell 1000® Growth Index	6.31	26.92	16.26	19.24	8.20

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2014

Large Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—30.3%
*	Adobe Systems, Inc.	12,110	$876
*	Akamai Technologies, Inc.	16,580	1,012
	Apple, Inc.	29,035	2,698
*	Cognizant Technology Solutions Corporation	30,410	1,487
*	Gartner, Inc.	15,610	1,101
*	Google, Inc. - Class A	2,405	1,384
*	Google, Inc. - Class C	2,405	1,406
	Mastercard, Inc.	25,520	1,875
*	Pandora Media, Inc.	29,780	879
	QUALCOMM, Inc.	20,985	1,662
*	Red Hat, Inc.	23,750	1,313
	Texas Instruments, Inc.	24,380	1,165
			16,858
	Consumer Discretionary—14.5%
*	Amazon.com, Inc.	3,720	1,208
	BorgWarner, Inc.	21,090	1,375
*	Dollar General Corporation	16,910	970
*	O’Reilly Automotive, Inc.	10,460	1,575
	The Home Depot, Inc.	25,220	2,042
*	The Priceline Group, Inc.	726	874
			8,044
	Industrials—14.4%
	Equifax, Inc.	19,700	1,429
	Precision Castparts Corporation	4,410	1,113
*	Stericycle, Inc.	10,290	1,219
	TransDigm Group, Inc.	3,800	636
	Union Pacific Corporation	22,950	2,289
	United Technologies Corporation	11,390	1,315
			8,001
	Health Care—9.4%
	Covidien plc†	18,640	1,681
*	Gilead Sciences, Inc.	27,710	2,297
*	IDEXX Laboratories, Inc.	9,490	1,268
			5,246
	Consumer Staples—9.3%
	Colgate-Palmolive Co.	17,250	1,176
	Keurig Green Mountain, Inc.	16,050	2,000
	Mead Johnson Nutrition Co.	13,500	1,258
	The Estee Lauder Cos., Inc.	10,040	745
			5,179
	Financials—7.4%
*	Affiliated Managers Group, Inc.	7,420	1,524
	Citigroup, Inc.	24,550	1,156
	JPMorgan Chase & Co.	25,350	1,461
			4,141
Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Energy—6.1%
	Noble Energy, Inc.	16,960	$1,314
	Schlumberger, Ltd.†	17,400	2,052
			3,366
	Materials—4.5%
	Monsanto Co.	11,300	1,409
	Praxair, Inc.	8,225	1,093
			2,502
	Telecommunication Services—2.6%
*	SBA Communications Corporation	14,340	1,467

	Total Common Stocks—98.5% (cost $42,653)		54,804

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $741, collateralized by FNMA, 1.670%, due 11/20/18	$741	741
	Total Repurchase Agreement—1.3% (cost $741)		741
	Total Investments—99.8% (cost $43,394)		55,545
	Cash and other assets, less liabilities—0.2%		107
	Net assets—100.0%		$55,652

*	Non-income producing securities
†	= U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	13

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David F. Hone

The William Blair Large Cap Value Fund (Class N shares) posted a 6.14% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell 1000® Value Index (the “Index”), increased 8.28%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

The Fund’s first half 2014 underperformance was primarily driven by stock selection. From a style perspective, underweights to companies paying greater than a 3% dividend yield and slower growing companies were headwinds in the first half of the year. The Fund’s underweight to mega cap companies was a tailwind for the Fund. Stock selection within Health Care, Financials, and Consumer Discretionary were the most significant detractors from relative performance. Cash also weighed on performance so far year-to-date. Positive contributors to relative performance were Energy and Consumer Staples. Looking specifically at stock selection, Coach (Consumer Discretionary), Sprint (Telecommunications), and Kansas City Southern (Industrials) were all detractors from relative performance. Investments in Alcoa (Materials), VeriFone (Information Technology), and Walgreens (Consumer Staples) somewhat offset this underperformance.

Outlook

The U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of monetary policy tightening on the horizon. The surge in M&A activity suggests that corporations are more confident and should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth or increased escalation of global political instabilities.

14	Semiannual Report	June 30, 2014

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been higher profit margins via cost containment; going forward, revenue growth will be critical. Our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

June 30, 2014	William Blair Funds	15

Large Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014
	Year		Since
	to Date	1 Year	Inception(a)
Class N	6.14%	22.88%	20.51%
Class I	6.20	23.10	20.75
Russell 1000® Value Index	8.28	23.81	22.23

(a)	For the period from October 24, 2011 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Value Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

16	Semiannual Report	June 30, 2014

Large Cap Value Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—25.3%
	American International Group, Inc.	1,929	$105
	American Tower Corporation	887	80
	Bank of America Corporation	8,135	125
*	CBRE Group, Inc.	2,332	75
	Citigroup, Inc.	2,630	124
	CNA Financial Corporation	1,376	56
	Discover Financial Services	973	60
	JPMorgan Chase & Co.	2,317	134
	Lazard, Ltd.†	1,417	73
	Lincoln National Corporation	1,774	91
	Morgan Stanley	2,553	83
	Regions Financial Corporation	6,602	70
	State Street Corporation	1,000	67
	SunTrust Banks, Inc.	1,873	75
	Zions Bancorporation	2,320	68
			1,286
	Energy—14.6%
	Anadarko Petroleum Corporation	792	87
	Apache Corporation	590	59
	Baker Hughes, Inc.	896	67
	Chevron Corporation	1,221	159
	Devon Energy Corporation	840	67
	Diamond Offshore Drilling, Inc.	838	41
	Exxon Mobil Corporation	1,636	165
	Hess Corporation	473	47
*	Southwestern Energy Co.	1,159	53
			745
	Information Technology—12.4%
	Broadcom Corporation	1,898	70
	Cisco Systems, Inc.	4,932	123
*	Citrix Systems, Inc.	750	47
	Corning, Inc.	2,400	53
	Hewlett-Packard Co.	2,534	85
	Microsoft Corporation	1,458	61
	NetApp, Inc.	1,220	45
	Symantec Corporation	2,003	46
*	Teradata Corporation	828	33
*	VeriFone Systems, Inc.	1,834	67
			630
	Health Care—12.2%
	Baxter International, Inc.	753	55
*	Boston Scientific Corporation	4,155	53
	Cardinal Health, Inc.	652	45
*	Express Scripts Holding Co.	837	58
	Merck & Co., Inc.	2,168	125
	Pfizer, Inc.	3,871	115
	UnitedHealth Group, Inc.	1,361	111
	Zimmer Holdings, Inc.	567	59
			621

Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Industrials—10.8%
	General Electric Co.	2,448	$64
	Kansas City Southern	345	37
*	Navistar International Corporation	1,346	50
	SPX Corporation	583	63
	Textron, Inc.	2,188	84
	The ADT Corporation	1,356	47
	The Boeing Co.	386	49
	The Manitowoc Co., Inc.	1,506	50
	Union Pacific Corporation	496	50
	United Technologies Corporation	480	55
			549
	Consumer Staples—6.1%
	General Mills, Inc.	1,014	53
	Philip Morris International, Inc.	1,225	103
	The Procter & Gamble Co.	748	59
	Walgreen Co.	1,245	93
			308
	Consumer Discretionary—6.0%
*	Big Lots, Inc.	755	34
	Brunswick Corporation	1,441	61
*	Burlington Stores, Inc.	1,758	56
	General Motors Co.	1,788	65
	Kohl’s Corporation	848	45
*	MGM Resorts International	1,630	43
			304
	Utilities—4.7%
	CMS Energy Corporation	2,429	76
	NextEra Energy, Inc.	907	93
	Wisconsin Energy Corporation	1,548	72
			241
	Materials—3.9%
	Alcoa, Inc.	4,972	74
*	Owens-Illinois, Inc.	1,841	64
	Rockwood Holdings, Inc.	784	59
			197
	Telecommunication Services—2.2%
*	Sprint Corporation	5,590	48
	Verizon Communications, Inc.	1,288	63
			111
	Total Common Stocks—98.2% (cost $3,896)		4,992

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $106, collateralized by FNMA, 1.670%, due 11/20/18	$106	106

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	17

Large Cap Value Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	Value

Total Repurchase Agreement—2.1% (cost $106)	$106
Total Investments—100.3% (cost $4,002)	5,098
Liabilities, plus cash and other assets—(0.3)%	(13)
Net assets—100.0%	$5,085

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

18	Semiannual Report	June 30, 2014

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 2.17% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 6.51%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

The Fund’s performance for the first half of 2014 was negatively impacted by the March through May market rotation. For that three month period, our typical bias toward higher growth and higher quality (and therefore higher valuation) companies detracted from relative performance. The catalyst for this internal market rotation was likely due to a combination of negative first quarter economic growth and geopolitical concerns that created less willingness to value longer duration earnings streams, thus pressuring the valuation of higher growth companies. While June brought a positive reversal of these style headwinds - and an improvement in our relative performance—the first half of the year was negatively impacted by them. Information Technology detracted from relative performance, due to both these style headwinds and company-specific issues. Guidewire Software and CoStar Group underperformed primarily because they are higher multiple stocks. Stock specific disappointments in the sector, however, included NeuStar and IPG Photonics. Dick’s Sporting Goods (Consumer Discretionary) and Lululemon Athletica (Consumer Discretionary) were the top relative detractors in the year-to-date period. On the other hand, Keurig Green Mountain (Consumer Staples) was the top contributor to relative return. IDEXX Laboratories (Health Care), Akamai Technologies (Information Technology), and O’Reilly Automotive (Consumer Discretionary) were other positive contributors during the first half of the year.

Outlook

Looking forward, the U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of meaningful monetary policy tightening on the horizon. The surge in M&A activity suggests that corporations are more confident and should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth, or increased escalation of global political instabilities.

June 30, 2014	William Blair Funds	19

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been higher profit margins via cost containment; going forward, revenue growth will be critical. Our focus remains on identifying high quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses. Given our investment approach, we believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

20	Semiannual Report	June 30, 2014

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	2.17%	16.96%	9.81%	17.07%	8.32%
Class I	2.31	17.22	10.13	17.37	8.62
Russell Midcap® Growth Index	6.51	26.04	14.54	21.16	8.39

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	21

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—21.7%
*	Akamai Technologies, Inc.	139,010	$8,488
	Amphenol Corporation	45,660	4,399
*	ANSYS, Inc.	78,921	5,984
*	CoStar Group, Inc.	33,847	5,354
	FactSet Research Systems, Inc.	66,450	7,993
*	Gartner, Inc.	136,759	9,644
*	Genpact, Ltd.†	325,112	5,699
*	Guidewire Software, Inc.	152,390	6,196
*	IPG Photonics Corporation	82,330	5,664
*	NeuStar, Inc.	128,420	3,341
*	Pandora Media, Inc.	246,590	7,274
*	Red Hat, Inc.	158,940	8,785
*	SolarWinds, Inc.	58,513	2,262
*	Vantiv, Inc.	269,776	9,070
			90,153
	Health Care—16.1%
*	Align Technology, Inc.	90,200	5,055
*	BioMarin Pharmaceutical, Inc.	96,782	6,021
*	Catamaran Corporation†	102,250	4,515
	HealthSouth Corporation	173,954	6,240
*	HMS Holdings Corporation	376,921	7,693
*	IDEXX Laboratories, Inc.	55,870	7,462
*	Medivation, Inc.	82,300	6,344
*	Salix Pharmaceuticals, Ltd.	39,510	4,873
*	Sirona Dental Systems, Inc.	109,240	9,008
	Techne Corporation	59,490	5,507
	Zoetis, Inc.	128,600	4,150
			66,868
	Industrials—16.0%
	AMETEK, Inc.	116,510	6,091
	Equifax, Inc.	155,480	11,278
	Fastenal Co.	148,782	7,363
	Fortune Brands Home & Security, Inc.	194,830	7,780
*	Jacobs Engineering Group, Inc.	37,850	2,017
*	Old Dominion Freight Line, Inc.	111,290	7,087
	Robert Half International, Inc.	86,000	4,106
*	Stericycle, Inc.	88,890	10,526
	TransDigm Group, Inc.	37,350	6,247
*	United Rentals, Inc.	39,100	4,095
			66,590
	Consumer Discretionary—14.8%
	BorgWarner, Inc.	106,613	6,950
*	Chipotle Mexican Grill, Inc.	7,860	4,657
*	Dollar General Corporation	100,915	5,788
*	Fossil Group, Inc.	60,730	6,347
	Harley-Davidson, Inc.	96,130	6,715
	Marriott International, Inc.	65,800	4,218
*	O’Reilly Automotive, Inc.	75,880	11,428
	Six Flags Entertainment Corporation	95,800	4,076
	Williams-Sonoma, Inc.	156,907	11,263
			61,442
		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Consumer Staples—6.8%
	Church & Dwight Co., Inc.	123,870	$8,665
	Keurig Green Mountain, Inc.	81,070	10,102
	Mead Johnson Nutrition Co.	102,680	9,567
			28,334
	Financials—6.7%
*	Affiliated Managers Group, Inc.	47,745	9,807
	LPL Financial Holdings, Inc.	154,151	7,667
*	Portfolio Recovery Associates, Inc.	86,000	5,120
*	Signature Bank	42,150	5,319
			27,913
	Energy-6.5%
*	Concho Resources, Inc.	36,700	5,303
*	FMC Technologies, Inc.	109,640	6,696
	Helmerich & Payne, Inc.	35,437	4,114
	Range Resources Corporation	64,520	5,610
*	Whiting Petroleum Corporation	65,230	5,235
			26,958
	Materials—4.9%
	Airgas, Inc.	64,467	7,021
	Cytec Industries, Inc.	74,560	7,860
	International Flavors & Fragrances, Inc.	54,200	5,652
			20,533
	Telecommunication Services—2.8%
*	SBA Communications Corporation	111,650	11,422
	Total Common Stocks—96.3% (cost $342,530)		400,213

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $8,667, collateralized by FHLMC, 1.830%, due 11/5/18	$8,667	8,667
	Total Repurchase Agreement—2.1% (cost $8,667)		8,667
	Total Investments—98.4% (cost $351,197)		408,880
	Cash and other assets, less liabilities—1.6%		6,559
	Net assets—100.0%		$415,439

*	Non-income producing securities
†	= U.S. listed foreign security

See accompanying Notes to Financial Statements.

22	Semiannual Report	June 30, 2014

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Mid Cap Value Fund (Class N shares) posted a 6.57% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), increased 11.14%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

The Fund’s first half 2014 underperformance was primarily driven by stock selection and, to a lesser extent, asset allocation. From a style perspective, the Fund’s relative value style was in favor as deeper value stocks underperformed. There were several headwinds during the first half of the year, most notably the Fund’s lack of exposure to high dividend yields, underweight low growth, and the Fund’s high quality bias which was out of favor. Stock selection within Industrials was the largest detractor from performance in the first half of the year. Materials and Health Care were also meaningful detractors from performance. Looking specifically at stock selection, Bed Bath & Beyond (Consumer Discretionary), Genpact Limited (Information Technology), and Towers Watson (Industrials) were the most significant detractors from performance. Investments in Akamai Technologies and Cadence Design Systems (both Information Technology) and Whiting Petroleum (Energy) somewhat offset this underperformance.

Outlook

The U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of monetary policy tightening on the horizon. The surge in M&A activity suggests that corporations are more confident and should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth, or increased escalation of global political instabilities.

June 30, 2014	William Blair Funds	23

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been higher profit margins via cost containment; going forward, revenue growth will be critical. Our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

24	Semiannual Report	June 30, 2014

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014
	Year to Date	1 Year	3 Year	Since Inception(a)
Class N	6.57%	21.53%	14.41%	13.86%
Class I	6.72	21.84	14.68	14.13
Russell Midcap® Value Index	11.14	27.76	17.56	16.04

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	25

Mid Cap Value Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—31.0%
	Allied World Assurance Co. Holdings, Ltd.†	1,280	$49
	American Campus Communities, Inc.	1,330	51
	Ameriprise Financial, Inc.	740	89
	Assured Guaranty, Ltd.†	1,615	40
	DDR Corporation	2,220	39
	Digital Realty Trust, Inc.	520	30
*	E*TRADE Financial Corporation	1,455	31
	East West Bancorp, Inc.	1,510	53
	Essex Property Trust, Inc.	230	43
*	Forest City Enterprises, Inc.	2,185	43
	General Growth Properties, Inc.	1,855	44
*	Genworth Financial, Inc.	3,518	61
	Hartford Financial Services Group, Inc.	2,335	84
	Host Hotels & Resorts, Inc.	2,470	54
	Jones Lang LaSalle, Inc.	350	44
	Marsh & McLennan Cos., Inc.	645	33
	Northern Trust Corporation	830	53
	Prologis, Inc.	1,010	42
	Regions Financial Corporation	6,000	64
*	Signature Bank	255	32
	SL Green Realty Corporation	635	69
	SunTrust Banks, Inc.	1,945	78
	Taubman Centers, Inc.	490	37
	The Hanover Insurance Group, Inc.	955	60
	Validus Holdings, Ltd.†	1,350	52
	Ventas, Inc.	815	52
			1,327
	Utilities—12.3%
	American Water Works Co., Inc.	1,265	62
	Cleco Corporation	1,055	62
	CMS Energy Corporation	2,115	66
	DTE Energy Co.	835	65
	Northeast Utilities	1,385	65
	Sempra Energy	675	71
	Wisconsin Energy Corporation	1,440	68
	Xcel Energy, Inc.	2,135	69
			528
	Information Technology—10.5%
*	Akamai Technologies, Inc.	1,360	83
*	Atmel Corporation	6,370	60
*	Cadence Design Systems, Inc.	4,520	79
*	CommScope Holding Co., Inc.	1,825	42
*	Juniper Networks, Inc.	1,990	49
*	PTC, Inc.	1,615	63
	TE Connectivity, Ltd.†	1,205	74
			450
	Industrials—10.3%
	Curtiss-Wright Corporation	850	56
	EMCOR Group, Inc.	1,100	49
*	Esterline Technologies Corporation	485	56
	Hubbell, Inc.	445	55
	Masco Corporation	2,690	60
	Pall Corporation	610	52
	SPX Corporation	200	21

Issuer		Shares	Value

	Common Stocks—(continued)

	Industrials—(continued)
*	Swift Transportation Co.	1,675	$42
	Towers Watson & Co.	460	48
			439
	Consumer Discretionary—9.7%
	Autoliv, Inc.	420	45
*	Bed Bath & Beyond, Inc.	545	31
	H&R Block, Inc.	1,395	47
	Kohl’s Corporation	945	50
	Lennar Corporation	1,310	55
	Macy’s, Inc.	840	49
	Newell Rubbermaid, Inc.	1,505	46
	Starwood Hotels & Resorts Worldwide, Inc.	585	47
	VF Corporation	730	46
			416
	Health Care—7.5%
*	CareFusion Corporation	1,500	67
	CIGNA Corporation	1,035	95
*	Mednax, Inc.	505	29
*	Mettler-Toledo International, Inc.	215	55
	Zimmer Holdings, Inc.	735	76
			322
	Energy—7.0%
*	Cameron International Corporation	595	40
*	Gulfport Energy Corporation	555	35
	Noble Energy, Inc.	890	69
	Pioneer Natural Resources Co.	188	43
	Rowan Cos. plc†	1,250	40
*	Whiting Petroleum Corporation	905	73
			300
	Materials—5.3%
	Airgas, Inc.	435	47
	Carpenter Technology Corporation	985	62
	FMC Corporation	870	62
	Steel Dynamics, Inc.	3,030	55
			226
	Consumer Staples—3.5%
	ConAgra Foods, Inc.	1,270	38
	Ingredion, Inc.	730	55
	The Kroger Co.	1,140	56
			149
	Total Common Stocks—97.1% (cost $3,004)		4,157
	Total Investments—97.1% (cost $3,004)		4,157
	Cash and other assets, less liabilities—2.9%		123
	Net assets—100.0%		$4,280

† = U.S. listed foreign security

* Non-income producing securities

See accompanying Notes to Financial Statements.

26	Semiannual Report	June 30, 2014

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Karl W. Brewer Robert C. Lanphier, IV Matthew A. Litfin

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 2.13% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 3.97%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

Despite outperforming in the first quarter, second quarter underperformance pushed the year-to-date performance under the benchmark. Our overweight to higher growth stocks detracted from performance as lower growth stocks in the benchmark outperformed during the six month period. Stock selection, due primarily to the second quarter, was subpar. NeuStar (Information Technology) was the largest detractor from relative performance. While Consumer Discretionary overall was only a modest relative detractor, some of our largest detractors came from the sector including LifeLock, Dick’s Sporting Goods, and Tractor Supply. Industry headwinds, including our underweight to semiconductors and underweight to Real Estate Investment Trusts, hurt relative results as well. On the other hand, Keurig Green Mountain (Consumer Discretionary), Akamai Technologies (Information Technology), Pandora Media (Information Technology), and Helmerich & Payne (Energy) were our leading contributors to relative results.

Outlook

Looking forward, the U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of meaningful monetary policy tightening on the horizon. That said, a certain level of monetary tightening should be expected and may help the market better differentiate sustainable growth businesses from those that benefitted from the easy money policies of the last few years. The surge in M&A activity suggests that corporations are more confident, and this should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth, or increased escalation of global political instabilities.

June 30, 2014	William Blair Funds	27

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been higher profit margins via cost containment; going forward, revenue growth will be critical. Our focus remains on identifying high quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses. Given our investment approach, we believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

28	Semiannual Report	June 30, 2014

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	2.13%	21.35%	13.18%	19.07%	9.90%
Class I	2.22	21.64	13.42	19.35	10.17
Russell 2500™ Growth Index	3.97	26.26	14.88	21.65	9.94

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	29

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Health Care—22.9%
*	ABIOMED, Inc.	331,038	$8,322
*	Align Technology, Inc.	186,303	10,440
*	BioMarin Pharmaceutical, Inc.	134,200	8,349
*	Brookdale Senior Living, Inc.	268,676	8,958
*	Catamaran Corporation†	253,332	11,187
*	Cyberonics, Inc.	114,014	7,121
*	Exact Sciences Corporation	295,375	5,030
*	ExamWorks Group, Inc.	327,831	10,402
	HealthSouth Corporation	349,084	12,522
*	IDEXX Laboratories, Inc.	73,211	9,779
*	Ligand Pharmaceuticals, Inc.	103,315	6,435
*	Medivation, Inc.	133,652	10,302
*	Mednax, Inc.	137,900	8,019
*	Mettler-Toledo International, Inc.	30,600	7,747
*	Salix Pharmaceuticals, Ltd.	66,200	8,166
*	Sirona Dental Systems, Inc.	161,853	13,346
*	Team Health Holdings, Inc.	213,028	10,639
	Techne Corporation	107,300	9,933
			166,697
	Industrials—20.0%
	ABM Industries, Inc.	259,030	6,989
*	B/E Aerospace, Inc.	109,053	10,086
	Fortune Brands Home & Security, Inc.	251,800	10,054
	Graco, Inc.	70,567	5,510
	Healthcare Services Group, Inc.	333,832	9,828
*	ICF International, Inc.	299,993	10,608
	Manpowergroup, Inc.	84,450	7,166
*	Old Dominion Freight Line, Inc.	251,671	16,026
	Robert Half International, Inc.	296,200	14,141
*	Stericycle, Inc.	145,070	17,179
	The Corporate Executive Board Co.	121,828	8,311
*	The Middleby Corporation	89,172	7,376
	The Toro Co.	108,800	6,920
	TransDigm Group, Inc.	37,975	6,352
*	Trimas Corporation	239,423	9,129
			145,675
	Information Technology—17.5%
*	Akamai Technologies, Inc.	192,400	11,748
*	ANSYS, Inc.	108,100	8,196
	Booz Allen Hamilton Holding Corporation	341,768	7,259
*	CoStar Group, Inc.	64,610	10,219
	FactSet Research Systems, Inc.	69,000	8,299
*	Gartner, Inc.	124,400	8,773
*	Guidewire Software, Inc.	229,534	9,333
	j2 Global, Inc.	362,585	18,441
*	NeuStar, Inc.	186,621	4,856
*	Pandora Media, Inc.	362,234	10,686
*	Vantiv, Inc.	356,900	11,999
*	WEX, Inc.	98,800	10,371
*	WNS Holdings, Ltd.—ADR	352,020	6,752
			126,932
	Financials—13.2%
*	Affiliated Managers Group, Inc.	70,809	14,544
	CBOE Holdings, Inc.	217,200	10,689
*	Encore Capital Group, Inc.	162,300	7,372
*	First Cash Financial Services, Inc.	98,043	5,646

Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Financials—(continued)
	FirstService Corporation†	158,620	$8,025
	FXCM, Inc.	463,657	6,936
	Jones Lang LaSalle, Inc.	93,300	11,792
	LPL Financial Holdings, Inc.	159,155	7,916
*	Portfolio Recovery Associates, Inc.	219,700	13,079
*	Signature Bank	80,800	10,195
			96,194
	Consumer Discretionary—11.1%
*	Bally Technologies, Inc.	100,600	6,611
	Choice Hotels International, Inc.	15,668	738
*	Fossil Group, Inc.	96,300	10,065
*	Jarden Corporation	158,850	9,428
	Polaris Industries, Inc.	74,200	9,664
*	Sally Beauty Holdings, Inc.	279,600	7,012
	Six Flags Entertainment Corporation	390,528	16,617
	Tractor Supply Co.	104,800	6,330
	Williams-Sonoma, Inc.	192,400	13,811
			80,276
	Materials—5.9%
	Celanese Corporation	169,300	10,883
	Cytec Industries, Inc.	100,869	10,634
	International Flavors & Fragrances, Inc.	110,600	11,533
	Rockwood Holdings, Inc.	125,600	9,544
			42,594
	Energy—5.6%
*	Forum Energy Technologies, Inc.	176,100	6,415
	Frank’s International N.V.†	218,787	5,382
*	Gulfport Energy Corporation	90,800	5,702
	Helmerich & Payne, Inc.	47,832	5,554
*	Hornbeck Offshore Services, Inc.	136,600	6,409
*	Oasis Petroleum, Inc.	101,010	5,646
	Oceaneering International, Inc.	71,200	5,563
			40,671
	Telecommunication Services—1.8%
*	SBA Communications Corporation	128,900	13,187
	Total Common Stocks—98.0% (cost $574,140)		712,226

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $15,423, collateralized by FHLMC, 1.830%, due 11/5/18	$15,423	15,423
	Total Repurchase Agreement—2.1% (cost $15,423)		15,423
	Total Investments—100.1% (cost $589,563)		727,649
	Liabilities, plus cash and other assets—(0.1)%		(578)
	Net assets—100.0%		$727,071

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

30	Semiannual Report	June 30, 2014

SMALL-MID CAP VALUE FUND

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 3.61% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), increased 7.87%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

The Fund’s first half 2014 underperformance was primarily driven by stock selection and, to a lesser extent, asset allocation. From a style perspective, the Fund’s higher market cap bias was a tailwind so far year-to-date. There were several headwinds during the first half of the year, most notably the Fund’s lack of exposure to high dividend yields, underweight low growth, and the Fund’s high quality bias which was out of favor. Consumer Discretionary and Technology were the largest detractors from relative performance. Cash also weighed on performance given the positive market returns. Looking specifically at stock selection, Acxiom (Information Technology) and Pier 1 Imports and Krispy Kreme Doughnuts (both Consumer Discretionary) were the largest detractors from relative performance. Investments in Cadence Design Systems (Information Technology), Cleco (Utility), and C&J Energy Services (Energy) somewhat offset this underperformance.

Outlook

The U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of monetary policy tightening on the horizon. The surge in M&A activity suggests that corporations are more confident and should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth, or increased escalation of global political instabilities.

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been

June 30, 2014	William Blair Funds	31

higher profit margins via cost containment; going forward, revenue growth will be critical. Our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

32	Semiannual Report	June 30, 2014

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year to Date	1 Year	Since Inception(a)
Class N	3.61%	20.97%	21.83%
Class I	3.75	21.30	22.15
Russell 2500™ Value Index	7.87	24.94	25.64

(a)	For the period from December 15, 2011 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500TM Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	33

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—32.3%
	Acadia Realty Trust	740	$21
	Allied World Assurance Co. Holdings, Ltd.†	687	26
	American Assets Trust, Inc.	800	28
	American Campus Communities, Inc.	720	28
	Assured Guaranty, Ltd.†	1,113	27
	BancorpSouth, Inc.	1,212	30
	Bank of the Ozarks, Inc.	670	22
	Boston Private Financial Holdings, Inc.	2,075	28
	CNO Financial Group, Inc.	1,690	30
	Digital Realty Trust, Inc.	280	16
*	E*TRADE Financial Corporation	986	21
*	Eagle Bancorp, Inc.	455	15
	East West Bancorp, Inc.	650	23
	EastGroup Properties, Inc.	405	26
	EPR Properties	267	15
	Essex Property Trust, Inc.	153	28
*	Forest City Enterprises, Inc.	1,130	22
*	Genworth Financial, Inc.	2,498	44
	Glacier Bancorp, Inc.	1,080	31
	Glimcher Realty Trust	1,425	15
	Hanover Insurance Group, Inc.	430	27
	Highwoods Properties, Inc.	525	22
	Home BancShares, Inc.	936	31
	Iberiabank Corporation	330	23
	Jones Lang LaSalle, Inc.	235	30
	LaSalle Hotel Properties	705	25
	PacWest Bancorp	722	31
	Pebblebrook Hotel Trust	708	26
	Prosperity Bancshares, Inc.	454	28
	Radian Group, Inc.	1,725	26
	Selective Insurance Group, Inc.	935	23
*	Signature Bank	174	22
	SL Green Realty Corporation	305	33
	Taubman Centers, Inc.	330	25
	Validus Holdings, Ltd.†	785	30
*	Western Alliance Bancorp	960	23
	WSFS Financial Corporation	320	24
			945

	Industrials—16.0%
	Actuant Corporation	652	23
	Barnes Group, Inc.	810	31
	CIRCOR International, Inc.	442	34
	Curtiss-Wright Corporation	565	37
	EMCOR Group, Inc.	640	29
*	Esterline Technologies Corporation	327	38
	G&K Services, Inc.	566	29
*	Generac Holdings, Inc.	523	25
	Hubbell, Inc.	269	33
	Interface, Inc.	1,390	26
	Masco Corporation	1,539	34
*	Moog, Inc. Class	396	29
	Simpson Manufacturing Co., Inc.	766	28
	SPX Corporation	138	15

Issuer		Shares	Value

	Common Stocks—(continued)

	Industrials—(continued)
*	Swift Transportation Co.	1,097	$28
	Towers Watson & Co.	295	31
			470
	Consumer Discretionary—12.2%
	Autoliv, Inc.	280	30
	Children’s Place Retail Stores, Inc.	390	19
	Dana Holding Corporation	825	20
	Ethan Allen Interiors, Inc.	740	18
*	Genesco, Inc.	290	24
	H&R Block, Inc.	932	31
*	Krispy Kreme Doughnuts, Inc.	2,016	32
	Lennar Corporation	717	30
*	Life Time Fitness, Inc.	512	25
	Meredith Corporation	490	24
	Newell Rubbermaid, Inc.	925	29
*	PEP Boys-Manny, Moe & Jack	1,300	15
	Pier 1 Imports, Inc.	930	14
	Ryland Group, Inc.	595	24
	Vail Resorts, Inc.	295	23
			358

	Information Technology—9.1%
*	Acxiom Corporation	1,387	30
	ADTRAN, Inc.	953	22
*	Atmel Corporation	3,169	30
	Belden, Inc.	433	34
*	Cadence Design Systems, Inc.	2,630	46
	EVERTEC, Inc.†	1,199	29
	Intersil Corporation	1,701	25
	j2 Global, Inc.	442	22
*	PTC, Inc.	785	30
			268

	Utilities—8.1%
	ALLETE, Inc.	523	27
	American Water Works Co., Inc.	819	41
	Cleco Corporation	632	37
	CMS Energy Corporation	1,355	42
	PNM Resources, Inc.	1,053	31
	Portland General Electric Co.	904	31
	Southwest Gas Corporation	555	29
			238

	Energy—7.3%
*	Bonanza Creek Energy, Inc.	310	18
*	C&J Energy Services, Inc.	898	30
*	Goodrich Petroleum Corporation	324	9
*	Gulfport Energy Corporation	212	13
*	Helix Energy Solutions Group, Inc.	1,115	29
*	PDC Energy, Inc.	365	23
*	Rosetta Resources, Inc.	350	19
	Rowan Cos. plc†	685	22
*	TETRA Technologies, Inc.	1,740	21
*	Whiting Petroleum Corporation	355	29
			213

See accompanying Notes to Financial Statements.

34	Semiannual Report	June 30, 2014

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Materials—6.6%
	Airgas, Inc.	131	$14
	Carpenter Technology Corporation	315	20
	FMC Corporation	278	20
	Minerals Technologies, Inc.	450	30
	PolyOne Corporation	933	39
*	RTI International Metals, Inc.	600	16
	Sensient Technologies Corporation	365	20
	Silgan Holdings, Inc.	284	15
	Steel Dynamics, Inc.	1,075	19
			193

	Health Care—5.2%
*	CareFusion Corporation	370	16
	CONMED Corporation	370	16
*	Greatbatch, Inc.	460	23
	HealthSouth Corporation	680	24
*	Magellan Health Services, Inc.	255	16
*	Mednax, Inc.	472	28
*	Mettler-Toledo International, Inc.	115	29
			152

	Consumer Staples—2.4%
*	Darling International, Inc.	935	20
	Ingredion, Inc.	405	30
	J&J Snack Foods Corporation	207	19
			69
	Total Common Stocks—99.2% (cost $2,229)		2,906

	Repurchase Agreement
	State Street Bank and Trust Company, 0.000% dated 6/30/14, due 7/1/14, repurchase price $62, collateralized by FHLMC, 2.000% due 1/30/23	$62	62
	Total Repurchase Agreement—2.1% (cost $62)		62
	Total Investments—101.3% (cost $2,291)		2,968
	Liabilities, plus cash and other assets—(1.3)%		(38)
	Net assets—100.0%		$2,930

†  = U.S. listed foreign security

*  Non-income producing securities

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	35

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Karl W. Brewer	The Small Cap Growth Fund (Class N shares) posted a 1.17% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 2.22%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

Despite outperforming in the first quarter, second quarter underperformance pushed the year-to-date performance below the benchmark. Offsetting stock selection dynamics were mostly responsible for the year-to-date performance differential. Consumer Discretionary was the standout positive sector while Information Technology stood out on the downside. Gentherm and U.S. Auto Parts Network led the way within Consumer Discretionary while ServiceSource International and RealPage detracted from results in Information Technology. Other top contributors year to date were Stillwater Mining (Materials) and NxStage Medical (Health Care). Other meaningful detractors include Barrett Business Services (Industrials) and Nanosphere (Health Care).

Outlook

Looking forward, the U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of meaningful monetary policy tightening on the horizon. That said, a certain level of monetary tightening should be expected and may help the market better differentiate sustainable growth businesses from those that benefitted from the easy money policies of the last few years. The surge in M&A activity suggests that corporations are more confident and should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth, or increased escalation of global political instabilities.

36	Semiannual Report	June 30, 2014

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been higher profit margins via cost containment; going forward, revenue growth will be critical. Our focus remains on identifying high quality companies whose stocks trade at attractive valuations relative to the expected growth and consistency of the businesses. Given our investment approach, we believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

June 30, 2014	William Blair Funds	37

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	1.17%	24.98%	16.01%	17.51%	7.88%
Class I	1.30	25.25	16.30	17.83	8.18
Russell 2000® Growth Index	2.22	24.73	14.49	20.50	9.04

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

38	Semiannual Report	June 30, 2014

Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Health Care—22.6%
*	ABIOMED, Inc.	185,600	$4,666
*	Addus HomeCare Corporation	371,506	8,351
*	Air Methods Corporation	192,756	9,956
*	Akorn, Inc.	243,620	8,100
	Analogic Corporation	95,400	7,464
*	Cyberonics, Inc.	109,520	6,841
*	Exact Sciences Corporation	164,600	2,803
*	ExamWorks Group, Inc.	433,421	13,752
*	Globus Medical, Inc.	345,600	8,267
	HealthSouth Corporation	221,235	7,936
*	Healthways, Inc.	398,732	6,994
*	Ligand Pharmaceuticals, Inc.	114,618	7,140
*	Nanosphere, Inc.	3,530,896	5,579
*	NxStage Medical, Inc.	754,062	10,836
*	Spectranetics Corporation	287,917	6,587
	Trinity Biotech plc—ADR	370,154	8,525
			123,797
	Industrials—20.8%
	ABM Industries, Inc.	205,660	5,549
	Acacia Research Corporation	441,200	7,831
*	Astronics Corporation	120,638	6,810
	Barrett Business Services, Inc.	130,915	6,153
*	CAI International, Inc.	382,696	8,423
*	Enphase Energy, Inc.	1,032,980	8,832
*	Franklin Covey Co.	609,590	12,271
	Healthcare Services Group, Inc.	250,778	7,383
*	Hudson Technologies, Inc.	1,827,514	5,281
*	ICF International, Inc.	232,454	8,220
*	Old Dominion Freight Line, Inc.	80,070	5,099
*	On Assignment, Inc.	130,305	4,635
*	RPX Corporation	492,600	8,744
*	Sparton Corporation	158,887	4,407
*	Trimas Corporation	274,875	10,481
	US Ecology, Inc.	79,535	3,893
			114,012
	Information Technology—18.8%
*	Audience, Inc.	278,545	3,331
*	Callidus Software, Inc.	558,070	6,663
*	CoStar Group, Inc.	40,746	6,445
*	Exar Corporation	906,953	10,249
*	Guidewire Software, Inc.	103,190	4,196
*	Inphi Corporation	494,647	7,261
*	Inuvo, Inc.	583,029	519
	j2 Global, Inc.	217,457	11,060
*	Kofax, Ltd.†	585,590	5,036
*	MaxLinear, Inc.	846,230	8,522
*	NeuStar, Inc.	213,966	5,567
*	OSI Systems, Inc.	90,321	6,029
*	ServiceSource International, Inc.	270,489	1,569
*	Tangoe, Inc.	414,553	6,243
*	TeleTech Holdings, Inc.	149,449	4,333
*	Ultimate Software Group, Inc.	23,192	3,204
*	WEX, Inc.	52,481	5,509
*	WNS Holdings, Ltd.—ADR	373,005	7,154
			102,890

Issuer		Shares	Value

	Common Stocks—(continued)

	Financials—11.8%
*	Cowen Group, Inc.	1,651,846	$6,971
*	Encore Capital Group, Inc.	291,816	13,254
*	First Cash Financial Services, Inc.	95,412	5,495
	FirstService Corporation†	127,288	6,440
	FXCM, Inc.	712,860	10,664
	GFI Group, Inc.	1,465,009	4,864
	Manning & Napier, Inc.	332,702	5,742
*	Portfolio Recovery Associates, Inc.	97,840	5,824
*	Texas Capital Bancshares, Inc.	96,062	5,183
			64,437
	Consumer Discretionary—11.5%
*	Bally Technologies, Inc.	132,400	8,701
	Choice Hotels International, Inc.	11,528	543
*	Dorman Products, Inc.	24,085	1,188
*	Gentherm, Inc.	219,791	9,770
	MDC Partners, Inc.†	226,948	4,877
*	Rentrak Corporation	105,265	5,521
	Six Flags Entertainment Corporation	341,022	14,510
*	Steven Madden, Ltd.	165,250	5,668
*	Tuesday Morning Corporation	435,842	7,767
*	U.S. Auto Parts Network, Inc.	1,132,705	4,089
			62,634
	Materials—5.9%
*	Calgon Carbon Corporation	279,400	6,239
	Cytec Industries, Inc.	50,870	5,363
	HB Fuller Co.	130,690	6,286
*	Horsehead Holding Corporation	355,601	6,493
*	Stillwater Mining Co.	454,326	7,974
			32,355
	Energy—4.6%
*	Carrizo Oil & Gas, Inc.	99,813	6,913
*	Hornbeck Offshore Services, Inc.	132,640	6,223
*	Parsley Energy, Inc.	89,073	2,144
*	PDC Energy, Inc.	81,458	5,144
*	Rosetta Resources, Inc.	86,160	4,726
			25,150
	Total Common Stocks—96.0% (cost $428,948)		525,275

	Exchange-Traded Fund
	iShares Russell 2000 Growth Index Fund	121,600	16,832
	Total Exchange-Traded Fund—3.1% (cost $15,788)		16,832

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	39

Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $10,467, collateralized by FNMA, 1.670%, due 11/20/18	$10,467	$10,467
Total Repurchase Agreement—1.9% (cost $10,467)		10,467
Total Investments—101.0% (cost $455,203)		552,574
Liabilities, plus cash and other assets—(1.0)%		(5,633)
Net assets—100.0%		$546,941

ADR = American Depository Receipt

*	Non-income producing securities
†	= U.S. listed foreign security

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the period ended June 30, 2014 with companies deemed affiliated during the period or at June 30, 2014 (dollar amounts in thousands).

		Share Activity				Period Ended June 30, 2014
									Change in net
									unrealized
		Balance			Balance		Dividend	Net realized	appreciation
	Security Name	12/31/2013	Purchases	Sales	6/30/2014	Value	Income	gain (loss)	(depreciation)
π	Hudson Technologies, Inc.	1,261,512	701,399	135,397	1,827,514	$5,281	$—	$ (226)	$ (921)
	Inuvo, Inc.	1,481,955	—	898,926	583,029	519	—	(6,656)	6,098
	U.S. Auto Parts Network, Inc.	2,401,604	205,956	1,474,855	1,132,705	4,089	—	(2,266)	4,842
						$9,889	$—	$(9,148)	$10,019

π Affiliated company at June 30, 2014. The Fund’s total value in companies deemed to be affiliated at June 30, 2014 was $5,281 (in thousands).

See accompanying Notes to Financial Statements.

40	Semiannual Report	June 30, 2014

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The Small Cap Value Fund (Class N shares) posted a 2.95% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 4.20%.

Market Review

Domestic equity markets continued higher in the first half of 2014, adding to the robust returns of last year. Positive economic data in the U.S. and Europe, stabilization in China’s economic growth, strong corporate earnings, continued accommodative policy from global central banks, and increased merger and acquisition (M&A) activity supported the positive equity market performance so far this year. Investors were willing to look through geopolitical tensions in Ukraine and Iraq and a rally in bonds that some fear could be signaling slower global growth ahead. Domestically, most economic data has been solid, persistent, and enough to nudge corporate profits higher. Investors shrugged off a revised first quarter U.S. GDP growth rate that indicated the economy contracted at a 2.9% annual rate, believing it was heavily influenced by the harsh winter weather as preliminary second quarter data showed substantial improvement.

Portfolio Results

The Fund’s first half 2014 underperformance was driven by a combination of stock selection and asset allocation. The most significant sectors contributing to relative performance were Energy, Materials, and Financials. The largest detractors from relative performance were Consumer Discretionary, Industrials, and Technology. Cash was also a drag on performance during the year given the positive market returns. From a style perspective, the Fund’s higher market cap bias provided a tailwind for the Fund. Headwinds in the first half of the year included our underweight to stocks with large dividend yields and the Fund’s higher quality bias. Looking specifically at stock selection, Acxiom (Information Technology) and Pier 1 Imports and Krispy Kreme Doughnuts (both Consumer Discretionary) were detractors from relative performance. Investments in Cadence Design Systems (Information Technology), EPL Oil & Gas (Energy), and PolyOne (Materials) somewhat offset this underperformance.

Outlook

The U.S. economic contraction reported in the first quarter appears to be a transitory issue and early indications are that spending and production have rebounded swiftly in the second quarter, providing support for continued economic expansion in the business cycle. While the strength and duration of the U.S. economic expansion continues to be slow and steady, we believe the lack of runaway growth and inflation means there is less risk of monetary policy tightening on the horizon. The surge in M&A activity suggests that corporations are more confident and should provide support for equity markets as well. As always, the strength and duration of U.S. economic expansion and equity market returns could be threatened by a range of issues including potential adverse effects of an evolving domestic monetary policy, degradation of global economic growth, or increased escalation of global political instabilities.

The current bull market, which began over five years ago, has been driven by a rebound in corporate profits and considerable expansion in U.S. equity valuation multiples. With limited opportunity for further multiple expansion, future equity performance will be largely dependent on earnings growth. Thus far in the cycle, the dominant driver of earnings growth has been

June 30, 2014	William Blair Funds	41

higher profit margins via cost containment; going forward, revenue growth will be critical. Our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe the Fund is well-suited to withstand a variety of market scenarios and add value over the long-term.

42	Semiannual Report	June 30, 2014

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	2.95%	21.62%	13.57%	20.01%	8.49%
Class I	3.06	21.88	13.84	20.29	8.72
Russell 2000® Value Index	4.20	22.54	14.65	19.88	8.24

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	43

Small Cap Value Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—33.7%
	Acadia Realty Trust	254,735	$7,155
	American Assets Trust, Inc.	205,090	7,086
	American Campus Communities, Inc.	148,020	5,660
	BancorpSouth, Inc.	274,675	6,749
	Bank of the Ozarks, Inc.	183,725	6,146
	Boston Private Financial Holdings, Inc.	612,768	8,236
	CNO Financial Group, Inc.	513,335	9,137
	CoBiz Financial, Inc.	623,719	6,717
*	Eagle Bancorp, Inc.	197,195	6,655
	East West Bancorp, Inc.	210,175	7,354
	EastGroup Properties, Inc.	102,240	6,567
	Education Realty Trust, Inc.	600,210	6,446
	EPR Properties	82,810	4,627
*	Forest City Enterprises, Inc.	244,970	4,868
*	Forestar Group, Inc.	191,455	3,655
	FXCM, Inc.	282,343	4,224
	Glacier Bancorp, Inc.	299,905	8,511
	Glimcher Realty Trust	442,020	4,787
	Highwoods Properties, Inc.	108,650	4,558
	Home BancShares, Inc.	236,625	7,766
	Iberiabank Corporation	91,760	6,349
	LaSalle Hotel Properties	167,245	5,902
	PacWest Bancorp	187,573	8,098
	Pebblebrook Hotel Trust	237,439	8,776
	Prosperity Bancshares, Inc.	86,980	5,445
	Radian Group, Inc.	462,670	6,852
*	Safeguard Scientifics, Inc.	291,156	6,053
	Selective Insurance Group, Inc.	247,920	6,129
	The Hanover Insurance Group, Inc.	119,840	7,568
*	Western Alliance Bancorp	366,740	8,728
	WSFS Financial Corporation	90,135	6,640
			203,444
	Industrials—15.9%
	Actuant Corporation	165,233	5,712
	Barnes Group, Inc.	212,210	8,179
	CIRCOR International, Inc.	106,295	8,199
	Curtiss-Wright Corporation	137,540	9,017
	EMCOR Group, Inc.	173,956	7,746
*	Esterline Technologies Corporation	81,080	9,334
	G&K Services, Inc.	126,083	6,565
*	Generac Holdings, Inc.	126,035	6,143
	Interface, Inc.	280,899	5,292
	Kadant, Inc.	147,164	5,658
*	Moog, Inc.	83,779	6,107
*	Northwest Pipe Co.	153,205	6,179
	Simpson Manufacturing Co., Inc.	165,220	6,007
*	Swift Transportation Co.	242,310	6,114
			96,252
	Consumer Discretionary—10.9%
	Core-Mark Holding Co., Inc.	99,820	4,555
	Dana Holding Corporation	278,030	6,790
	Ethan Allen Interiors, Inc.	177,300	4,386
*	Genesco, Inc.	83,215	6,834
*	Krispy Kreme Doughnuts, Inc.	503,080	8,039
Issuer		Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
*	Life Time Fitness, Inc.	118,315	$5,767
	Meredith Corporation	117,195	5,668
*	PEP Boys-Manny, Moe & Jack	324,625	3,720
	Pier 1 Imports, Inc.	270,300	4,165
	Ryland Group, Inc.	154,630	6,099
	The Children’s Place Retail Stores, Inc.	92,370	4,584
	Vail Resorts, Inc.	66,940	5,166
			65,773
	Information Technology—10.8%
*	Acxiom Corporation	283,485	6,149
	ADTRAN, Inc.	241,530	5,449
*	Atmel Corporation	647,750	6,069
	Belden, Inc.	98,070	7,665
*	Cadence Design Systems, Inc.	542,735	9,492
	EVERTEC, Inc.†	245,179	5,943
*	Inphi Corporation	324,994	4,771
	Intersil Corporation	351,785	5,259
*	IntraLinks Holdings, Inc.	405,500	3,605
	j2 Global, Inc.	90,395	4,598
*	PTC, Inc.	160,405	6,224
			65,224
	Energy—7.8%
*	Bonanza Creek Energy, Inc.	79,350	4,538
*	C&J Energy Services, Inc.	220,045	7,433
	Exterran Holdings, Inc.	150,665	6,779
*	Goodrich Petroleum Corporation	66,525	1,836
*	Helix Energy Solutions Group, Inc.	293,495	7,722
*	PDC Energy, Inc.	94,205	5,949
*	Ring Energy, Inc.	122,800	2,143
*	Rosetta Resources, Inc.	86,270	4,732
*	TETRA Technologies, Inc.	479,050	5,643
			46,775
	Utilities—6.5%
	ALLETE, Inc.	140,085	7,193
	Cleco Corporation	158,395	9,337
	PNM Resources, Inc.	261,855	7,680
	Portland General Electric Co.	215,060	7,456
	Southwest Gas Corporation	144,050	7,605
			39,271
	Materials—5.8%
	Minerals Technologies, Inc.	125,080	8,203
	PolyOne Corporation	218,859	9,223
*	RTI International Metals, Inc.	166,430	4,425
	Sensient Technologies Corporation	133,675	7,448
	Silgan Holdings, Inc.	108,485	5,513
			34,812
	Health Care—5.3%
	CONMED Corporation	146,490	6,468
*	Greatbatch, Inc.	168,975	8,290
	HealthSouth Corporation	155,040	5,561
*	Magellan Health Services, Inc.	68,770	4,280
*	Mednax, Inc.	130,011	7,560
			32,159

See accompanying Notes to Financial Statements.

44	Semiannual Report	June 30, 2014

Small Cap Value Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Consumer Staples—3.0%
*	Darling International, Inc.	285,560	$5,968
	J&J Snack Foods Corporation	70,297	6,617
	SpartanNash Co.	250,034	5,253
			17,838
	Total Common Stocks—99.7% (cost $499,756)		601,548

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $1,248, collateralized by FNMA, 1.670%, due 11/20/18	$1,248	1,248
	Total Repurchase Agreement—0.2% (cost $1,248)		1,248
	Total Investments—99.9% (cost $501,004)		602,796
	Cash and other assets, less liabilities—0.1%		822
	Net assets—100.0%		$603,618

*	Non-income producing securities
†	= U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	45

GLOBAL MARKETS OVERVIEW

Market Summary and Outlook

Global equity markets largely shrugged off escalating geopolitical risks and a moderating global growth outlook during the six month period, focusing instead on the continuation of aggressive monetary policies at most of the major central banks, most notably in the U.S., Europe, and Japan. The MSCI All Country World IMI (net) advanced 6.23% in U.S. dollar terms year to date. Dollar weakness against a broad basket of developed and emerging markets currencies was a tailwind for non-U.S. equity investors during the six-month period, as Federal Open Market Committee (FOMC) chair Janet Yellen provided reassurance that an initial rate hike was not imminent. In Europe, the European Central Bank (ECB) took the unprecedented step of reducing its official deposit rate into negative territory, alleviating upward pressure on the euro that was beginning to threaten an already fragile economic recovery. This contrasted with the U.K., which held rates steady despite improving growth prospects and growing pressure to address rising property prices. Meanwhile, the Bank of Japan refrained from additional policy easing, maintaining its pace of monetary expansion as the economy showed signs of weathering the first sales tax increase since 1997. Beyond the realm of central bank policy, the market responded favorably to the de-escalation of tensions in Ukraine as Russia pulled back forces from the border. However, escalating sectarian violence in Iraq, another military coup in Thailand and ongoing tensions in the East and South China Seas contributed to periods of volatility and weighed on sentiment to varying degrees.

Market leadership during the second quarter largely resembled that of the first quarter, with lower valuation, poor momentum stocks significantly outperforming. This dynamic was particularly acute during the March-April timeframe following Yellen’s positive commentary on the U.S. economy and accompanying investor rate hike fears. Global sector performance as measured by the MSCI ACWI IMI (net) was indicative of the market’s preference for lower valuation companies that were previously out of favor, with Utilities and Energy leading for both the March-April period and the year-to-date period, while Consumer Discretionary lagged.

Global Sector Returns (%) - MSCI ACWI IMI (net)

	Mar-Apr	YTD
AC World IMI (net)	0.98	6.23
Consumer Discretionary	-2.90	1.78
Consumer Staples	4.39	5.53
Energy	7.54	12.97
Financials	1.63	4.15
Health Care	-2.25	10.49
Industrials	0.74	3.73
Information Technology	-1.44	7.99
Materials	0.57	5.69
Telecom Services	2.46	2.31
Utilities	4.80	15.45

Source: Factset, MSCI

From a market capitalization perspective, performance was mixed across regions, with U.S. large caps outperforming, but small caps faring better in the developed ex-U.S. and emerging markets regions.

The outlook for global equities is mixed. While we foresee a continued favorable backdrop of positive—albeit low—growth with little inflation risk in most major regions, some markets are more fully valued than others. Additionally, the probability of positive economic surprise is varied as well. Earnings revisions have been converging across sectors, with little differentiation. Regions demonstrating the strongest corporate performance continue to be the U.S., Japan, and Canada. Valuations appear to be relatively full across most areas, with Japan

46	Semiannual Report	June 30, 2014

being the primary exception. Thus the open question remains, which markets will have the economic and corporate earnings growth to sustain current valuation levels? Our focused priorities for investment ideas generally reside within Japan and the emerging markets.

Let’s begin with Japan. After being one of the strongest performing equity markets in 2013, the market has lagged for most of 2014 year-to-date. This is due in part to the reversal of momentum experienced broadly across markets during the middle of the first half period. But there were also concerns about the impact of the increased consumption tax on consumer spending, as well as general anxiety surrounding evidence of improved corporate performance as suggested by Prime Minister Abe’s collection of “Third Arrow” initiatives. Most of the Funds remain near equal weight in Japan, and in some cases overweight the respective indices. While this impacted the Funds’ investment performance negatively during the first half, we continue to believe that Abe’s agenda of reform will create meaningful structural change in corporate returns, as well as improved corporate attitudes toward creating shareholder value. These measures include reforms to the Government Pension Investment Fund (GPIF), corporate tax rates, the agriculture sector, and labor markets. Anecdotal evidence on the reform trajectory, while not overwhelmingly clear, is more favorable than the market interprets in our view. We are seeing a higher level of investment spending for the first time since 2011, and corporate profit growth is amongst the strongest anywhere. In addition to undertaking increased investment, Japanese firms have stepped up their focus on shareholder returns: annualized share buyback announcements through May 2014 stand at ¥6.8tn. This represents a 130% increase since last year and the highest level of repurchases since 2006. Dividend increases have also reached a five-year high. From the perspective of our aggregate model strategy framework, we view Japan as the only region of the world with both a favorable corporate earnings revisions profile and attractive relative valuation.

The global emerging markets have reversed their underperformance from the last few years as it appears we may be seeing a stabilization of growth rates across many key regions. Importantly, we continue to believe that investors must discriminate across emerging market countries rather than treat the collection as a homogeneous asset class. Of note, we find the outlook for India compelling. The election of Prime Minister Modi is a potential game-changer in our view. The leader of the Bharatiya Janata Party and former Minister of the state of Gujarat, Modi campaigned on the promise of improved government efficiency and a greater ability to deliver growth back to the pre-Global Financial Crisis trend of +6-7%. We are already seeing increasing investment spend and improving consumer confidence, and the market has begun to respond to this improved potential. While the market is in-line with its historic +20% valuation premium, we believe those levels can be sustained or even justified at higher levels with the promise of stronger growth. More specifically, this would also imply positioning changes from the export sectors that have leveraged rebounding growth in the U.S., Europe, and Japan such as Healthcare, Information Technology, and Consumer Staples, to more domestically-oriented sectors like Consumer Discretionary, Financials, and Industrials.

Mexico is another emerging market of interest to us. Like India, we believe the elected leadership is aligned with a more pro-growth agenda, and we have seen favorable reform measures including privatization of segments of the energy sector. Mexico’s proximity to a stronger U.S. economy should help as well. China stands out as the largest open question within emerging markets. While there remains a great deal of uncertainty around the financial sector and the stabilization of growth overall, we believe the outlook is marginally more stable and a soft landing appears more likely than at other points during this slowing cycle. Headline valuations are very attractive here, but corporate earnings are still in decline. We will continue to monitor China carefully.

On the other hand, the U.S., Europe and U.K. all exhibit a more mixed earnings/valuation tradeoff. The breadth of the recovery in the U.S. economy is clear, though it seems to be well-reflected in valuations. Both Europe and the U.K. have less clear corporate earnings profiles with more or less “fair valuations.” Stock selection will be critical in these markets. Additionally, the U.K. appears to be the closest of the major markets to a monetary tightening phase, though the economic signals there are more ambiguous. We are closely reviewing our

June 30, 2014	William Blair Funds	47

historic bias of overweighting U.K.-domiciled equities, recognizing that the majority of those companies do tend to operate globally. Canada, a source of relative strength for us this year, has proven to be an area of strong corporate performance. This may be somewhat less surprising given its proximity to the U.S.

48	Semiannual Report	June 30, 2014

GLOBAL LEADERS FUND

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney David C. Fording

The William Blair Global Leaders Fund (Class N shares) posted a 4.55% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 6.23%.

The Fund’s performance for the six-month period was adversely impacted by the swift rotation into lower valuation, lower quality names in March which persisted through April, as corporate fundamentals were overlooked amid the market’s emphasis on stocks that had previously been out of favor. The Fund’s focus on higher quality companies with strong business fundamentals was thus a broad headwind during the period. This was largely evident in sector attribution which highlighted the negative impact of overall positioning, as the Fund’s underweightings of the top-performing Index sectors - Energy, Healthcare, and Utilities - detracted. Stock selection effects were generally positive across most sectors; however Financials was hampered by bank holdings BNP Paribas and Sumitomo Mitsui Financial Group, and Industrials lagged primarily due to Rolls-Royce Holdings, Fortune Brands Home & Security, and Jacobs Engineering Group. Consumer Discretionary, Consumer Staples, Energy, Healthcare, and Materials stock selection effects were all positive for the six-month period. Consumer Staples was the best relative sector performer, bolstered by Keurig Green Mountain, which rallied early in the year on news of a strategic partnership with Coca-Cola, and strengthened further on improving fundamentals and market share gains.

June 30, 2014	William Blair Funds	49

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	4.55%	20.75%	10.43%	15.80%	2.87%
Class I(a)	4.73	21.15	10.72	16.09	3.15
MSCI ACW IMI (net)(a)	6.23	23.35	10.37	14.77	2.87
Institutional Class(b)	4.90	21.41	—	—	16.75
MSCI ACW IMI (net)(b)	6.23	23.35	—	—	19.17

(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to June 30, 2014.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50	Semiannual Report	June 30, 2014

Global Leaders Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Western Hemisphere—52.9%
	Canada—4.2%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	56,632	$1,552
	Brookfield Asset Management, Inc. Class “A” (Road & rail)†	39,459	1,737
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	83,400	3,556
			6,845
	United States—48.7%
*	Affiliated Managers Group, Inc. (Capital markets)	9,372	1,925
*	Akamai Technologies, Inc. (Internet software & services)	39,582	2,417
*	Align Technology, Inc. (Health care equipment & supplies)	31,065	1,741
	American Express Co. (Consumer finance)	38,803	3,681
	BorgWarner, Inc. (Auto components)	25,251	1,646
	Colgate-Palmolive Co. (Household products)	41,720	2,844
	Costco Wholesale Corporation (Food & staples retailing)	13,506	1,555
*	Cyberonics, Inc. (Health care equipment & supplies)	15,786	986
*	Discovery Communications, Inc. (Media)	10,427	775
*	Facebook, Inc. (Internet software & services)	40,412	2,719
	Fortune Brands Home & Security, Inc. (Building products)	46,314	1,849
*	Gilead Sciences, Inc. (Biotechnology)	45,688	3,788
	Harley-Davidson, Inc. (Automobiles)	41,559	2,903
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	12,158	1,624
	Jones Lang LaSalle, Inc. (Real estate management & development)	15,069	1,905
	JPMorgan Chase & Co. (Banks)	38,217	2,202
	Keurig Green Mountain, Inc. (Food products)	18,768	2,339
	Mastercard, Inc. (IT services)	36,895	2,711
*	O’Reilly Automotive, Inc. (Specialty retail)	15,069	2,269
*	Old Dominion Freight Line, Inc. (Road & rail)	23,002	1,465
*	Pandora Media, Inc. (Internet software & services)	29,364	866
*	Portfolio Recovery Associates, Inc. (Consumer finance)	26,488	1,577
	PPG Industries, Inc. (Chemicals)	8,197	1,723
	QUALCOMM, Inc. (Communications equipment)	46,859	3,711
*	Red Hat, Inc. (Software)	29,320	1,620
	Robert Half International, Inc. (Professional services)	42,285	2,019
	Schlumberger, Ltd. (Energy equipment & services)†	32,835	3,873
	Starbucks Corporation (Hotels, restaurants & leisure)	21,091	1,632

Issuer		Shares	Value

	Common Stocks—(continued)

	United States—(continued)
	The Boeing Co. (Aerospace & defense)	24,668	$3,138
	The Home Depot, Inc. (Specialty retail)	36,596	2,963
*	The Priceline Group, Inc. (Internet & catalog retail)	2,596	3,123
	The Toro Co. (Machinery)	19,132	1,217
	Union Pacific Corporation (Road & rail)	36,466	3,637
	VF Corporation (Textiles, apparel & luxury goods)	26,177	1,649
	Williams-Sonoma, Inc. (Specialty retail)	34,251	2,459
			78,551
	Europe—16.3%
	Denmark—0.6%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	20,669	951
	France—4.4%
	BNP Paribas S.A. (Banks)	18,506	1,255
	Cap Gemini S.A. (IT services)	39,180	2,795
	Vinci S.A. (Construction & engineering)	41,502	3,103
			7,153
	Germany—1.9%
	Bayerische Motoren Werke AG (Automobiles)	24,029	3,048
	Ireland—2.0%
	Accenture plc Class “A” (IT services)†	33,517	2,709
	Paddy Power plc (Hotels, restaurants & leisure)	8,227	541
			3,250
	Spain—1.2%
	Grifols S.A. (Biotechnology)	34,424	1,882
	Sweden—0.9%
	Atlas Copco AB Class “A” (Machinery)	50,352	1,455
	Switzerland—5.3%
	Geberit AG (Building products)	2,791	980
	Partners Group Holding AG (Capital markets)	7,552	2,064
	Roche Holding AG (Pharmaceuticals)	13,210	3,940
	Sonova Holding AG (Health care equipment & supplies)	10,098	1,541
			8,525
	United Kingdom—8.6%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	49,172	741
	Ashmore Group plc (Capital markets)	134,883	854
	Babcock International Group plc (Commercial services & supplies)	70,719	1,406
	BG Group plc (Oil, gas & consumable fuels)	97,301	2,057
	Compass Group plc (Hotels, restaurants & leisure)	184,777	3,216
	easyJet plc (Airlines)	107,820	2,519
	Hargreaves Lansdown plc (Capital markets)	31,367	665
	Prudential plc (Insurance)	102,934	2,362
			13,820

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	51

Global Leaders Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks-(continued)

	Japan—8.0%
	Daikin Industries, Ltd. (Building products)	33,600	$2,120
	Hoya Corporation (Electronic equipment, instruments & components)	35,400	1,176
	Kao Corporation (Personal products)	50,800	1,999
	Keyence Corporation (Electronic equipment, instruments & components)	2,000	873
	ORIX Corporation (Diversified financial services)	157,500	2,611
	SMC Corporation (Machinery)	5,800	1,552
	Sumitomo Mitsui Financial Group, Inc. (Banks)	63,000	2,639
			12,970
	Emerging Asia—7.9%
	China—2.5%
*	Baidu, Inc.—ADR (Internet software & services)	9,593	1,792
	Tencent Holdings, Ltd. (Internet software & services)	143,500	2,194
			3,986
	India—1.4%
	Tata Motors, Ltd. (Automobiles)	324,664	2,324
	Indonesia—1.3%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	2,311,400	2,013
	Taiwan—2.7%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	71,000	861
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	166,068	3,552
			4,413

	Emerging Latin America—3.0%
	Brazil—1.9%
	Cielo S.A. (IT services)	75,500	1,555
	Kroton Educacional S.A. (Diversified consumer services)	52,400	1,469
			3,024
	Panama—1.1%
	Copa Holdings S.A. Class “A” (Airlines)†	12,533	1,787

	Asia—1.2%
	Hong Kong—1.2%
	AIA Group, Ltd. (Insurance)	319,600	1,608
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	117,200	408
			2,016

Issuer	Shares or Principal Amount	Value

Emerging Europe, Mid-East, Africa-—0.6%
South Africa—0.6%
Bidvest Group, Ltd. (Industrial conglomerates)	34,252	$910
Total Common Stocks—98.5% (cost $133,202)		158,923

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $4,697, collateralized by FNMA, 1.670%, due 11/20/18	$4,697	4,697
Total Repurchase Agreement—2.9% (cost $4,697)		4,697
Total Investments—101.4% (cost $137,899)		163,620
Liabilities, plus cash and other assets—(1.4)%		(2,191)
Net assets—100.0%		$161,429

ADR = American Depository Receipt

† = U.S. listed foreign security

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	19.8%
Consumer Discretionary	19.7%
Industrials	18.3%
Financials	18.2%
Health Care	10.4%
Consumer Staples	6.5%
Energy	6.0%
Materials	1.1%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	56.7%
British Pound Sterling	8.7%
Japanese Yen	8.2%
Euro	7.9%
Swiss Franc	5.4%
Canadian Dollar	3.2%
Hong Kong Dollar	2.6%
Brazilian Real	1.9%
Indian Rupee	1.5%
Indonesian Rupiah	1.3%
All Other Currencies	2.6%
Total	100.0%

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2014

GLOBAL SMALL CAP GROWTH FUND

The Global Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Matthew A. Litfin Karl W. Brewer Jeffrey A. Urbina

The William Blair Global Small Cap Growth Fund (Class N shares) posted a 5.77% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World Small Cap Index (net) (the “Index”), increased 6.50%.

The Fund’s performance for the six-month period slightly trailed the benchmark. Relatively weak Financials stock selection impacted performance, as capital markets and consumer finance holdings underperformed. Notable laggards in these areas included FXCM, Flexigroup, and Mahindra & Mahindra Financial Services. Industrials selection also detracted during the period, with particular weakness in refrigerant reclamation company Hudson Technologies, which was eliminated from the Fund on deteriorating business fundamentals, and elevator manufacturer Yungtay Engineering, which declined on fears of decelerating construction growth in China. From a geographic perspective, Canada and Emerging Asia stock selection were the most positive contributors to six-month relative performance, while Europe ex-U.K. and Japan stock selection were the biggest detractors from performance. Contributing to results were Consumer Discretionary, with notable strength in automotive components companies Brembo, Gentherm and Linamar, and Korean home furnishings leader Hanssem. Information Technology and Materials stock selection were also positive, benefiting from Varonis Systems and Borregaard, respectively.

The Fund participated in a number of initial public offerings (“IPOs”) during the six months ended June 30, 2014, which enhanced investment performance. The IPO investment that benefited the Fund’s performance most meaningfully was the aforementioned U.S-based software security company Varonis Systems, although other IPO investments such as UK-based budget retailers Poundland Group and B&M, as well as Italian asset manager Anima Holding SpA, also contributed to the Fund’s performance during the period.

June 30, 2014	William Blair Funds	53

Global Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year		Since
	to Date	1 Year	Inception(a)
Class N	5.77%	28.10%	25.40%
Class I	5.84	28.32	25.68
MSCI ACW Small Cap Index (net)	6.50	25.97	20.28

(a)	For the period from April 10, 2013 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses to the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Small Cap Index (net) is a free float-adjusted market capitalization index designed to measure global developed and emerging market small capitalization equity performance. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

54	Semiannual Report	June 30, 2014

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Western Hemisphere—42.4%
	Canada—3.7%
	Canadian Western Bank (Banks)	6,200	$232
	Linamar Corporation (Auto components)	3,856	227
	Mullen Group, Ltd. (Energy equipment & services)	5,456	157
	The Jean Coutu Group PJC, Inc. Class “A” (Food & staples retailing)	16,033	340
	Total Energy Services, Inc. (Energy equipment & services)	12,347	269
			1,225
	United States—38.7%
*	Addus HomeCare Corporation (Health care providers & services)	8,982	202
*	Align Technology, Inc. (Health care equipment & supplies)	5,223	293
*	AMN Healthcare Services, Inc. (Health care providers & services)	21,428	264
*	Bally Technologies, Inc. (Hotels, restaurants & leisure)	3,278	215
	Booz Allen Hamilton Holding Corporation (IT services)	14,611	310
*	Cardtronics, Inc. (IT services)	6,246	213
*	Carrizo Oil & Gas, Inc. (Oil, gas & consumable fuels)	4,653	322
	CBOE Holdings, Inc. (Diversified financial services)	7,770	382
	Choice Hotels International, Inc. (Hotels, restaurants & leisure)	285	13
*	Cognex Corporation (Electronic equipment, instruments & components)	6,307	242
*	Cvent, Inc. (Internet software & services)	8,887	259
*	Cyberonics, Inc. (Health care equipment & supplies)	5,179	323
*	Demandware, Inc. (Internet software & services)	5,771	400
*	Diamondback Energy, Inc. (Oil, gas & consumable fuels)	2,482	220
*	Encore Capital Group, Inc. (Consumer finance)	6,903	314
*	Enphase Energy, Inc. (Electrical equipment)	25,992	222
*	Forum Energy Technologies, Inc. (Energy equipment & services)	8,836	322
*	Gentherm, Inc. (Auto components)	6,520	290
*	Globus Medical, Inc. (Health care equipment & supplies)	11,521	276
	Graco, Inc. (Machinery)	2,787	218
	HealthSouth Corporation (Health care providers & services)	11,913	427
	HEICO Corporation (Aerospace & defense)	4,987	259
	Herman Miller, Inc. (Commercial services & supplies)	11,612	351
	j2 Global, Inc. (Internet software & services)	6,527	332

Issuer		Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	Jones Lang LaSalle, Inc. (Real estate management & development)	1,558	$197
*	Ligand Pharmaceuticals, Inc. (Biotechnology)	2,926	182
*	MaxLinear, Inc. (Semiconductors & semiconductor equipment)	22,009	222
	Monotype Imaging Holdings, Inc. (Software)	12,829	361
*	Oil States International, Inc. (Energy equipment & services)	4,600	295
*	Portfolio Recovery Associates, Inc. (Consumer finance)	5,822	347
	Rollins, Inc. (Commercial services & supplies)	8,639	259
*	RPX Corporation (Professional services)	17,571	312
*	Sirona Dental Systems, Inc. (Health care equipment & supplies)	4,364	360
	Six Flags Entertainment Corporation (Hotels, restaurants & leisure)	7,634	325
*	Steven Madden, Ltd. (Textiles, apparel & luxury goods)	7,047	242
*	Team Health Holdings, Inc. (Health care providers & services)	7,305	365
	Techne Corporation (Life sciences tools & services)	3,604	334
	Texas Roadhouse, Inc. (Hotels, restaurants & leisure)	10,213	266
	The Corporate Executive Board Co. (Professional services)	4,206	287
	The Toro Co. (Machinery)	3,881	247
*	Tyler Technologies, Inc. (Software)	2,808	256
	UniFirst Corporation (Commercial services & supplies)	2,910	308
	US Ecology, Inc. (Commercial services & supplies)	5,133	251
*	Varonis Systems, Inc. (Software)	9,072	263
	Watsco, Inc. (Trading companies & distributors)	2,227	229
*	WEX, Inc. (IT services)	3,337	350
			12,927

	Europe, Mid-East—20.2%
	Austria—0.9%
	Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	2,201	284
	Belgium—1.1%
	Melexis N.V. (Semiconductors & semiconductor equipment)	8,367	371
	France—0.7%
*	Innate Pharma S.A. (Biotechnology)	20,088	245

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	55

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—2.4%
	Aurelius AG (Capital markets)	8,868	$324
	CTS Eventim AG (Media)	8,703	249
	Norma Group SE (Machinery)	4,361	241
			814
	Ireland—1.8%
	Beazley plc (Insurance)	74,402	322
	Greencore Group plc (Food products)	58,454	266
			588
	Israel—0.7%
	Frutarom Industries, Ltd. (Chemicals)	9,034	226
	Italy—3.1%
*	Anima Holding SpA (Capital markets)	39,873	241
	Brembo SpA (Auto components)	8,131	297
	De’Longhi SpA (Household durables)	11,587	251
	Moncler SpA (Textiles, apparel & luxury goods)	15,591	258
			1,047
	Netherlands—0.7%
	Frank’s International N.V. (Energy equipment & services)†	9,423	232
	Norway—1.5%
	Borregaard ASA (Chemicals)	31,832	230
	Opera Software ASA (Internet software & services)	21,446	286
			516
	Sweden—4.2%
	AddTech AB Class “B” (Trading companies & distributors)	13,436	250
	Clas Ohlson AB (Specialty retail)	12,556	256
	JM AB (Household durables)	7,503	278
	Nolato AB Class “B” (Industrial conglomerates)	13,137	299
*	Swedish Orphan Biovitrum AB (Biotechnology)	23,244	311
			1,394
	Switzerland—3.1%
*	Georg Fischer AG (Machinery)	396	284
*	Implenia AG (Construction & engineering)	3,722	251
*	Temenos Group AG (Software)	6,727	262
	VZ Holding AG (Capital markets)	1,405	235
			1,032

	Emerging Asia—10.0%
	China—2.6%
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	11,885	291
*	PAX Global Technology, Ltd. (Electronic equipment, instruments & components)	422,000	275
*	TAL Education Group—ADR (Diversified consumer services)	10,992	302
			868

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—3.8%
	Amara Raja Batteries, Ltd. (Electrical equipment)	36,035	$281
	Mahindra & Mahindra Financial Services, Ltd. (Consumer finance)	73,677	346
	Persistent Systems, Ltd. (IT services)	13,899	249
	Yes Bank, Ltd. (Banks)	42,530	383
			1,259
	Indonesia—0.9%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	4,181,100	311
	Malaysia—0.7%
	Silverlake Axis, Ltd. (Software)	263,000	253
	Philippines—0.9%
*	East West Banking Corporation (Banks)	418,600	289
	Taiwan—1.1%
	King Slide Works Co., Ltd. (Machinery)	18,000	257
	Yungtay Engineering Co., Ltd. (Machinery)	42,000	100
			357
	United Kingdom—6.4%
*	B&M European Value Retail S.A. (Multiline retail)	59,161	279
	Hays plc (Professional services)	142,070	355
	Howden Joinery Group plc (Specialty retail)	45,173	239
	M&C Saatchi plc (Media)	51,467	228
	Scapa Group plc (Chemicals)	119,153	255
	Senior plc (Aerospace & defense)	47,735	231
	Ted Baker plc (Textiles, apparel & luxury goods)	11,109	344
	The Restaurant Group plc (Hotels, restaurants & leisure)	21,073	217
			2,148
	Japan—5.5%
	Fuji Seal International, Inc. (Containers & packaging)	7,500	233
	Kanamoto Co., Ltd. (Trading companies & distributors)	9,900	394
	Nihon M&A Center, Inc. (Professional services)	11,100	317
	Nissan Chemical Industries, Ltd. (Chemicals)	16,100	250
	Okabe Co., Ltd. (Building products)	27,300	335
	Otsuka Corporation (IT services)	6,600	320
			1,849

	Asia—3.7%
	Australia—2.2%
	DuluxGroup, Ltd. (Chemicals)	74,014	395
	FlexiGroup, Ltd. (Consumer finance)	41,528	124
	Magellan Financial Group, Ltd. (Capital markets)	22,129	228
			747

See accompanying Notes to Financial Statements.

56	Semiannual Report	June 30, 2014

Global Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Asia—(continued)
New Zealand—1.5%
Ryman Healthcare, Ltd. (Health care providers & services)	34,572	$259
SKY Network Television, Ltd. (Media)	37,076	223
		482

Emerging Europe, Mid-East, Africa—3.1%
South Africa—1.3%
Coronation Fund Managers, Ltd. (Capital markets)	25,006	224
Famous Brands, Ltd. (Hotels, restaurants & leisure)	24,442	222
		446
Turkey—0.8%
Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	311,123	254
United Arab Emirates—1.0%
Al Noor Hospitals Group plc (Health care providers & services)	18,684	327
Total Common Stocks—91.3% (cost $27,647)		30,491

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $1,941, collateralized by FNMA, 1.670%, due 11/20/18	$1,941	1,941
Total Repurchase Agreement—5.8% (cost $1,941)		1,941
Total Investments—97.1% (cost $29,588)		32,432
Cash and other assets, less liabilities—2.9%		971
Net assets—100.0%		$33,403

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	21.4%
Consumer Discretionary	18.1%
Information Technology	18.1%
Financials	14.6%
Health Care	13.7%
Energy	6.9%
Materials	5.2%
Consumer Staples	2.0%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	45.1%
British Pound Sterling	10.0%
Euro	9.1%
Japanese Yen	6.1%
Swedish Krona	4.6%
Indian Rupee	4.1%
Canadian Dollar	4.0%
Swiss Franc	3.4%
Australian Dollar	2.4%
Norwegian Krone	1.7%
New Zealand Dollar	1.6%
South African Rand	1.5%
New Taiwan Dollar	1.2%
Indonesian Rupiah	1.0%
All Other Currencies	4.2%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	57

INTERNATIONAL LEADERS FUND
The International Leaders Fund seeks long-term capital appreciation.
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kenneth J. McAtamney Simon Fennell

The William Blair International Leaders Fund (Class N shares) posted a 2.61% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), increased 5.77%.

The Fund’s performance for the six-month period was adversely impacted by the swift rotation into lower valuation, lower quality names in March which persisted through April, as corporate fundamentals were overlooked amid a preference for stocks that had previously been out of favor. The Fund’s emphasis on higher quality companies with strong business fundamentals was thus a broad headwind during the period, reflected in negative stock selection effects across most sectors. Although mitigated by underweighted positions, Consumer Staples and Materials were hampered by weakness in Lawson, Diageo, and Smurfit Kappa Group. Each of these holdings was eliminated from the Fund during the period in part due to deteriorating fundamental trends. Conversely, Healthcare stock selection was a positive contributor for the six-month period, supported by gains in Actelion and Coloplast. The underweightings in Telecommunication Services and Financials were also positive. From a regional standpoint, the Fund benefited from favorable stock selection in Canada and Emerging Markets during the period, but these effects were offset by underweighted exposures in favor of Japan, Europe, and the U.K., where relative performance was weak.

58	Semiannual Report	June 30, 2014

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014
	Year		Since
	to Date	1 Year	Inception
Class N(a)	2.61%	18.88%	15.87%
Class I(a)	2.69	19.10	16.15
MSCI ACW Ex-U.S. IMI (net)(a)	5.77	22.28	16.56
Institutional Class(b)	2.77	19.37	16.93
MSCI ACW Ex-U.S. IMI (net)(b)	5.77	22.28	16.20

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2014.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	59

International Leaders Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe—34.5%
	Denmark—2.4%
	Coloplast A/S Class “B” (Health care equipment & supplies)	18,780	$1,698
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	12,030	554
			2,252
	Finland—1.8%
	Sampo Class “A” (Insurance)	34,183	1,730
	France—8.7%
	BNP Paribas S.A. (Banks)	15,448	1,048
	Cap Gemini S.A. (IT services)	26,717	1,906
	Total S.A. (Oil, gas & consumable fuels)	26,209	1,895
	Valeo S.A. (Auto components)	7,774	1,044
	Vinci S.A. (Construction & engineering)	30,123	2,252
			8,145
	Germany—4.9%
	Bayerische Motoren Werke AG (Automobiles)	13,474	1,709
	Brenntag AG (Trading companies & distributors)	6,600	1,179
	Continental AG (Auto components)	4,882	1,131
	Rational AG (Machinery)	1,980	640
			4,659
	Italy—2.1%
	Intesa Sanpaolo SpA (Banks)	639,911	1,977
	Netherlands—1.3%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	17,954	1,188
	Norway—0.5%
	Telenor ASA (Diversified telecommunication services)	19,725	449
	Spain—2.0%
	Amadeus IT Holding S.A. Class “A” (IT services)	31,383	1,294
	Mapfre S.A. (Insurance)	146,522	584
			1,878
	Switzerland—10.8%
*	Actelion, Ltd. (Biotechnology)	13,751	1,740
*	Adecco S.A. (Professional services)	11,144	917
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	10,443	1,096
	Geberit AG (Building products)	4,919	1,727
	Partners Group Holding AG (Capital markets)	5,403	1,477
	Roche Holding AG (Pharmaceuticals)	7,859	2,344
	Sika AG (Chemicals)	222	907
			10,208

	Japan—17.2%
	Astellas Pharma, Inc. (Pharmaceuticals)	125,500	1,649
	Daikin Industries, Ltd. (Building products)	23,000	1,451
	Daito Trust Construction Co., Ltd. (Real estate management & development)	7,000	823

Issuer		Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Fanuc Corporation (Machinery)	7,000	$1,207
	Fuji Heavy Industries, Ltd. (Automobiles)	33,759	935
	Hoya Corporation (Electronic equipment, instruments & components)	29,300	973
	Kao Corporation (Personal products)	28,000	1,102
	Keyence Corporation (Electronic equipment, instruments & components)	3,000	1,309
	ORIX Corporation (Diversified financial services)	112,100	1,858
	Secom Co., Ltd. (Commercial services & supplies)	24,400	1,491
	SMC Corporation (Machinery)	4,700	1,258
	Start Today Co., Ltd. (Internet & catalog retail)	12,500	329
	Sumitomo Mitsui Financial Group, Inc. (Banks)	44,400	1,860
			16,245

	United Kingdom—16.9%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	28,798	434
	Babcock International Group plc (Commercial services & supplies)	83,491	1,660
	Berkeley Group Holdings plc (Household durables)	24,290	1,005
	BG Group plc (Oil, gas & consumable fuels)	57,896	1,224
	Capita plc (Professional services)	87,529	1,715
	Compass Group plc (Hotels, restaurants & leisure)	154,989	2,698
	IMI plc (Machinery)	39,391	1,003
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	33,030	1,369
	Johnson Matthey plc (Chemicals)	26,677	1,415
	Jupiter Fund Management plc (Capital markets)	134,651	921
	St James’s Place plc (Insurance)	107,297	1,399
	Tullow Oil plc (Oil, gas & consumable fuels)	71,144	1,039
			15,882

	Emerging Asia—11.6%
	China—3.9%
*	Baidu, Inc.—ADR (Internet software & services)	5,675	1,060
	CIMC Enric Holdings, Ltd. (Machinery)	286,000	377

	SouFun Holdings, Ltd.—ADR (Internet software & services)	41,005	401
	Tencent Holdings, Ltd. (Internet software & services)	120,000	1,835
			3,673
	India—2.9%
*	Housing Development Finance Corporation (Thrifts & mortgage finance)	60,533	993
	Tata Motors, Ltd.—ADR (Automobiles)	44,796	1,750
			2,743

See accompanying Notes to Financial Statements.

60	Semiannual Report	June 30, 2014

International Leaders Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Indonesia—1.7%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,813,800	$1,580
South Korea—1.4%
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	995	1,300
Taiwan—1.7%
MediaTek, Inc. (Semiconductors & semiconductor equipment)	95,000	1,607

Canada—8.1%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	49,908	1,367
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	43,382	1,910
Canadian Pacific Railway, Ltd. (Road & rail)†	4,951	897
Canadian Pacific Railway, Ltd. (Road & rail)	3,949	715
CI Financial Corporation (Capital markets)	38,804	1,275
Suncor Energy, Inc. (Oil, gas & consumable fuels)	34,800	1,484
		7,648

Asia—4.8%
Australia—1.9%
CSL, Ltd. (Biotechnology)	27,670	1,736
Hong Kong—2.9%
AIA Group, Ltd. (Insurance)	280,400	1,411
MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	384,800	1,338
		2,749

Emerging Europe, Mid-East, Africa—3.4%
Kenya—0.7%
Safaricom, Ltd. (Wireless telecommunication services)	4,655,700	664
South Africa—2.7%
Bidvest Group, Ltd. (Industrial conglomerates)	42,915	1,140
Discovery, Ltd. (Insurance)	150,074	1,371
		2,511

Emerging Latin America—1.8%
Brazil—1.8%
Cielo S.A. (IT services)	43,700	900
Kroton Educacional S.A. (Diversified consumer services)	30,400	852
		1,752
Total Common Stocks—98.3% (cost $81,510)		92,576

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $2,148, collateralized by FNMA, 1.670%, due 11/20/18	$2,148	$2,148
Total Repurchase Agreement—2.3% (cost $2,148)		2,148
Total Investments—100.6% (cost $83,658)		94,724
Liabilities, plus cash and other assets—(0.6)%		(536)
Net assets—100.0%		$94,188

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	24.0%
Industrials	21.2%
Consumer Discretionary	16.5%
Information Technology	15.3%
Health Care	10.5%
Energy	6.1%
Consumer Staples	2.7%
Materials	2.5%
Telecommunication Services	1.2%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	19.9%
Japanese Yen	17.5%
British Pound Sterling	17.2%
Swiss Franc	11.0%
U.S. Dollar	7.8%
Hong Kong Dollar	5.4%
Canadian Dollar	5.2%
South African Rand	2.7%
Danish Krone	2.4%
Brazilian Real	1.9%
Australian Dollar	1.9%
New Taiwan Dollar	1.7%
Indonesian Rupiah	1.7%
South Korean Won	1.4%
Indian Rupee	1.1%
All Other Currencies	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	61

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Equity Fund (Class N shares) posted a 4.62% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI World Ex-U.S. Index (net) (the “Index”), increased 5.40%.

The Fund’s performance for the six-month period was hampered primarily by Energy and Industrials stock selection, offsetting the positive effects of favorable stock selection in Healthcare and Information Technology. Notable detractors in Energy were China Oilfield Services, which was impacted by concerns of decreasing global day-rates, and BG Group, which downgraded its production outlook due to disruptions in its Egypt operations. Industrials performance suffered from weakness in aerospace company Rolls-Royce Holdings and airline Copa Holdings. In contrast, Healthcare stock selection was bolstered by notable strength in neurological disorder and rare disease specialist Shire, which rallied on the news that it had spurned multiple takeover offers from AbbVie. Danish-based medical device maker Coloplast was also positive during the period due to financial results that exhibited accelerating sales and earnings trends. Within Information Technology, Largan Precision and NXP Semiconductors led a broad range of contributors during the period. From a regional perspective, the negative impact of the U.K. overweighting and security selection was offset by favorable Europe ex-U.K. security selection and Emerging Asia exposure.

62	Semiannual Report	June 30, 2014

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	4.62%	21.46%	7.45%	11.35%	5.20%
Class I	4.78	21.67	7.71	11.62	5.48
MSCI World Ex-U.S. Index (net)	5.40	23.83	7.58	11.67	7.18

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	63

International Equity Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe—34.6%
	Belgium—1.6%
	UCB S.A. (Pharmaceuticals)	15,500	$1,312
	Denmark—2.1%
	Coloplast A/S Class “B” (Health care equipment & supplies)	11,666	1,055
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	15,411	709
			1,764
	France—8.1%
	BNP Paribas S.A. (Banks)	19,596	1,329
	Cap Gemini S.A. (IT services)	13,229	944
	Havas S.A. (Media)	106,149	872
	Legrand S.A. (Electrical equipment)	14,925	913
	Total S.A. (Oil, gas & consumable fuels)	17,891	1,293
	Vinci S.A. (Construction & engineering)	17,461	1,306
			6,657
	Germany—8.2%
	BASF SE (Chemicals)	13,085	1,524
	Bayer AG (Pharmaceuticals)	13,062	1,845
	Bayerische Motoren Werke AG (Automobiles)	9,945	1,261
	Continental AG (Auto components)	4,716	1,092
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	83,384	1,042
			6,764
	Ireland—1.6%
	Shire plc (Pharmaceuticals)	17,142	1,341
	Netherlands—2.4%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	15,372	1,017
	Unilever N.V. (Food products)	21,566	944
			1,961
	Spain—0.8%
	Inditex S.A. (Specialty retail)	4,244	653
	Sweden—1.3%
	Atlas Copco AB Class “A” (Machinery)	37,838	1,094
	Switzerland—8.5%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	11,818	1,240
	Geberit AG (Building products)	3,021	1,061
	Novartis AG (Pharmaceuticals)	13,929	1,261
	Roche Holding AG (Pharmaceuticals)	3,758	1,121
	Sonova Holding AG (Health care equipment & supplies)	5,304	809
	Syngenta AG (Chemicals)	3,961	1,475
			6,967

	United Kingdom—26.0%
	Babcock International Group plc (Commercial services & supplies)	67,833	1,349
	Capita plc (Professional services)	54,654	1,071
	Compass Group plc (Hotels, restaurants & leisure)	114,771	1,998

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	easyJet plc (Airlines)	30,408	$710
	Experian plc (Professional services)	27,614	467
	IMI plc (Machinery)	46,170	1,175
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	24,925	1,033
*	Lloyds Banking Group plc (Banks)	934,769	1,188
	Next plc (Multiline retail)	5,239	580
	Prudential plc (Insurance)	65,940	1,513
	Reckitt Benckiser Group plc (Household products)	7,860	686
	Regus plc (Commercial services & supplies)	267,949	833
	Rio Tinto plc (Metals & mining)	32,544	1,731
	Schroders plc (Capital markets)	22,333	958
	Smith & Nephew plc (Health care equipment & supplies)	49,627	882
	St James’s Place plc (Insurance)	78,535	1,024
	Standard Life plc (Insurance)	152,778	978
	Travis Perkins plc (Trading companies & distributors)	45,575	1,278
	Tullow Oil plc (Oil, gas & consumable fuels)	57,435	839
	Wolseley plc (Trading companies & distributors)	21,197	1,162
			21,455

	Japan—16.6%
	Astellas Pharma, Inc. (Pharmaceuticals)	85,662	1,126
	Daikin Industries, Ltd. (Building products)	20,294	1,281
	Hoya Corporation (Electronic equipment, instruments & components)	39,100	1,299
	IT Holdings Corporation (IT services)	38,446	660
	Japan Exchange Group, Inc. (Diversified financial services)	17,400	429
	Keyence Corporation (Electronic equipment, instruments & components)	1,500	654
	Nidec Corporation (Electrical equipment)	13,613	835
	Nihon M&A Center, Inc. (Professional services)	23,500	671
	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	497	1,159
	ORIX Corporation (Diversified financial services)	71,385	1,183
	Otsuka Corporation (IT services)	20,400	989
	SCSK Corporation (IT services)	25,983	732
	Seino Holdings Co., Ltd. (Road & rail)	91,174	1,035
	Suruga Bank, Ltd. (Banks)	37,732	732
	Trend Micro, Inc. (Software)	28,200	928
			13,713

	Emerging Asia—9.7%
	China—3.6%
	China Everbright International, Ltd. (Commercial services & supplies)	500,963	715
	China Oilfield Services, Ltd. Class “H” (Energy equipment & services)	275,341	661
	CNOOC, Ltd. (Oil, gas & consumable fuels)	875,992	1,578
			2,954

See accompanying Notes to Financial Statements.

64	Semiannual Report	June 30, 2014

International Equity Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—2.4%
HDFC Bank, Ltd.—ADR (Banks)	23,875	$1,118
Tata Consultancy Services, Ltd. (IT services)	21,665	869
		1,987
Papua New Guinea—0.8%
Oil Search, Ltd. (Oil, gas & consumable fuels)	70,702	645
Taiwan—2.9%
Delta Electronics, Inc. (Electronic equipment, instruments & components)	107,000	780
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	10,000	797
MediaTek, Inc. (Semiconductors & semiconductor equipment)	47,000	795
		2,372
Canada—7.0%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	24,768	678
Canadian National Railway Co. (Road & rail)†	19,301	1,255
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	18,483	849
CI Financial Corporation (Capital markets)	25,271	830
Suncor Energy, Inc. (Oil, gas & consumable fuels)	25,800	1,100
The Toronto-Dominion Bank (Banks)†	20,495	1,054
		5,766

Emerging Latin America—3.9%
Brazil—2.3%
AMBEV S.A.-—ADR (Beverages)	128,633	905
Itau Unibanco Holding S.A.—ADR (Banks)	70,557	1,015
		1,920
Mexico—0.9%
Grupo Lala S.A.B. de C.V. (Food products)	265,449	702
Panama—0.7%
Copa Holdings S.A. Class “A” (Airlines)†	4,016	573

Asia—1.5%
Hong Kong—1.5%
AIA Group, Ltd. (Insurance)	254,129	1,279
Total Common Stocks—99.3% (cost $66,098)		81,879

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $238, collateralized by FNMA, 1.670%, due 11/20/18	$238	$238
Total Repurchase Agreement—0.3% (cost $238)		238
Total Investments—99.6% (cost $66,336)		82,117
Cash and other assets, less liabilities—0.4%		300
Net assets—100.0%		$82,417

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	22.8%
Financials	19.3%
Information Technology	14.1%
Health Care	14.0%
Consumer Discretionary	10.7%
Energy	8.5%
Materials	5.8%
Consumer Staples	4.8%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	27.8%
Euro	19.9%
Japanese Yen	16.8%
Swiss Franc	8.5%
U.S. Dollar	8.5%
Hong Kong Dollar	5.2%
Canadian Dollar	4.2%
New Taiwan Dollar	2.9%
Danish Krone	2.2%
Swedish Krona	1.3%
Indian Rupee	1.1%
All Other Currencies	1.6%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	65

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Equity Fund posted a 3.94% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI World Ex-U.S. Index (net) (the “Index”), increased 5.40%.

The Fund’s performance for the six-month period was hampered primarily by Energy and Industrials stock selection, offsetting the positive effects of favorable stock selection in Healthcare and Information Technology. Notable detractors in Energy were China Oilfield Services, which was impacted by concerns of decreasing global day-rates, and BG Group, which downgraded its production outlook due to disruptions in its Egypt operations. Industrials performance suffered from weakness in aerospace company Rolls-Royce Holdings and airline Copa Holdings. In contrast, Healthcare stock selection was bolstered by notable strength in neurological disorder and rare disease specialist Shire, which rallied on the news that it had spurned multiple takeover offers from AbbVie. Danish-based medical device maker Coloplast was also positive during the period due to financial results that exhibited accelerating sales and earnings trends. Within Information Technology, Largan Precision and NXP Semiconductors led a broad range of contributors during the period. From a regional perspective, the negative impact of the U.K. overweighting and security selection was offset by favorable Europe ex-U.K. security selection and Emerging Asia exposure.

66	Semiannual Report	June 30, 2014

Institutional International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	3.94%	20.70%	7.70%	11.68%	5.43%
MSCI World Ex-U.S. Index (net)	5.40	23.83	7.58	11.67	6.30

(a)	For the period from December 1, 2004 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	67

Institutional International Equity Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe—34.4%
	Belgium—1.6%
	UCB S.A. (Pharmaceuticals)	3,576	$303
	Denmark—2.1%
	Coloplast A/S Class “B” (Health care equipment & supplies)	2,691	243
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	3,557	164
			407
	France—8.0%
	BNP Paribas S.A. (Banks)	4,521	307
	Cap Gemini S.A. (IT services)	3,057	218
	Havas S.A. (Media)	24,483	201
	Legrand S.A. (Electrical equipment)	3,360	205
	Total S.A. (Oil, gas & consumable fuels)	4,137	299
	Vinci S.A. (Construction & engineering)	4,028	301
			1,531
	Germany—8.2%
	BASF SE (Chemicals)	3,019	352
	Bayer AG (Pharmaceuticals)	3,014	426
	Bayerische Motoren Werke AG (Automobiles)	2,295	291
	Continental AG (Auto components)	1,088	252
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	19,239	240
			1,561
	Ireland—1.6%
	Shire plc (Pharmaceuticals)	3,967	310
	Netherlands—2.4%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	3,547	235
	Unilever N.V. (Food products)	4,987	218
			453
	Spain—0.8%
	Inditex S.A. (Specialty retail)	979	151
	Sweden—1.3%
	Atlas Copco AB Class “A” (Machinery)	8,744	253
	Switzerland—8.4%
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	2,727	286
	Geberit AG (Building products)	697	245
	Novartis AG (Pharmaceuticals)	3,214	291
	Roche Holding AG (Pharmaceuticals)	869	259
	Sonova Holding AG (Health care equipment & supplies)	1,224	187
	Syngenta AG (Chemicals)	914	340
			1,608

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—25.9%
	Babcock International Group plc (Commercial services & supplies)	15,675	$312
	Capita plc (Professional services)	12,609	247
	Compass Group plc (Hotels, restaurants & leisure)	26,483	461
	easyJet plc (Airlines)	6,946	162
	Experian plc (Professional services)	6,385	108
	IMI plc (Machinery)	10,669	272
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	5,760	239
*	Lloyds Banking Group plc (Banks)	216,004	274
	Next plc (Multiline retail)	1,211	134
	Prudential plc (Insurance)	15,213	349
	Reckitt Benckiser Group plc (Household products)	1,816	159
	Regus plc (Commercial services & supplies)	61,801	192
	Rio Tinto plc (Metals & mining)	7,518	400
	Schroders plc (Capital markets)	5,153	221
	Smith & Nephew plc (Health care equipment & supplies)	11,470	204
	St James’s Place plc (Insurance)	18,121	236
	Standard Life plc (Insurance)	35,325	226
	Travis Perkins plc (Trading companies & distributors)	10,528	295
	Tullow Oil plc (Oil, gas & consumable fuels)	13,251	194
	Wolseley plc (Trading companies & distributors)	4,890	268
			4,953

	Japan—16.4%
	Astellas Pharma, Inc. (Pharmaceuticals)	19,738	259
	Daikin Industries, Ltd. (Building products)	4,706	297
	Hoya Corporation (Electronic equipment, instruments & components)	9,000	299
	IT Holdings Corporation (IT services)	8,851	152
	Japan Exchange Group, Inc. (Diversified financial services)	4,100	101
	Keyence Corporation (Electronic equipment, instruments & components)	300	131
	Nidec Corporation (Electrical equipment)	3,187	196
	Nihon M&A Center, Inc. (Professional services)	5,400	154
	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	115	268
	ORIX Corporation (Diversified financial services)	16,512	274
	Otsuka Corporation (IT services)	4,800	233
	SCSK Corporation (IT services)	5,983	169
	Seino Holdings Co., Ltd. (Road & rail)	20,826	236
	Suruga Bank, Ltd. (Banks)	8,268	160
	Trend Micro, Inc. (Software)	6,500	214
			3,143

See accompanying Notes to Financial Statements.

68	Semiannual Report	June 30, 2014

Institutional International Equity Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—9.9%
China—3.5%
China Everbright International, Ltd. (Commercial services & supplies)	116,037	$166
China Oilfield Services, Ltd. Class “H” (Energy equipment & services)	62,479	150
CNOOC, Ltd. (Oil, gas & consumable fuels)	202,008	364
		680
India—2.4%
HDFC Bank, Ltd.—ADR (Banks)	5,508	258
Tata Consultancy Services, Ltd. (IT services)	4,997	200
		458
Papua New Guinea—0.8%
Oil Search, Ltd. (Oil, gas & consumable fuels)	16,313	149
Taiwan—3.2%
Delta Electronics, Inc. (Electronic equipment, instruments & components)	25,000	182
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	3,000	239
MediaTek, Inc. (Semiconductors & semiconductor equipment)	11,000	186
		607

Canada—7.2%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	5,714	157
Canadian National Railway Co. (Road & rail)†	4,453	290
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	4,274	196
CI Financial Corporation (Capital markets)	7,016	230
Suncor Energy, Inc. (Oil, gas & consumable fuels)	6,000	256
The Toronto-Dominion Bank (Banks)†	4,729	243
		1,372

Emerging Latin America—3.9%
Brazil—2.3%
AMBEV S.A.—ADR (Beverages)	29,678	209
Itau Unibanco Holding S.A.—ADR (Banks)	16,264	234
		443
Mexico—0.9%
Grupo Lala S.A.B. de C.V. (Food products)	61,222	162
Panama—0.7%
Copa Holdings S.A. Class “A” (Airlines)†	927	132

Issuer	Shares	Value

Common Stocks—(continued)

Asia—1.5%
Hong Kong—1.5%
AIA Group, Ltd. (Insurance)	58,671	$295
Total Common Stocks—99.2% (cost $15,480)		18,971
Total Investments—99.2% (cost $15,480)		18,971
Cash and other assets, less liabilities—0.8%		148
Net assets—100.0%		$19,119

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	22.8%
Financials	19.4%
Information Technology	14.2%
Health Care	13.9%
Consumer Discretionary	10.6%
Energy	8.5%
Materials	5.8%
Consumer Staples	4.8%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	27.8%
Euro	19.8%
Japanese Yen	16.6%
Swiss Franc	8.5%
U.S. Dollar	8.4%
Hong Kong Dollar	5.1%
Canadian Dollar	4.4%
New Taiwan Dollar	3.2%
Danish Krone	2.2%
Swedish Krona	1.3%
Indian Rupee	1.1%
All Other Currencies	1.6%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	69

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell

The William Blair International Growth Fund (Class N shares) posted a 2.97% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World Ex-U.S. IMI Index (net) (the “Index”), increased 5.77%.

The Fund’s year-to-date performance shortfall versus the Index was attributable primarily to style headwinds during the March-April period, when lower valuation companies that had previously been out of favor significantly outperformed higher valuation companies with positive momentum and earnings trends. From a sector perspective, stock selection was weakest in Consumer Staples, Energy, and Financials during the period. Notable detractors in Consumer Staples included the relative lack of exposure to Europe and U.K. food and household products companies, as well as Japan and emerging markets Consumer Staples stock selection. Energy was hampered by Chinese exploration and services holdings and BG Group, a U.K.-based integrated oil and gas company, while Financials suffered from the overweighting and stock selection in Japan. Regionally, Japan was the largest detractor year to date, with weakness concentrated in the Consumer Discretionary, Consumer Staples, Financials, and Industrials sectors. These effects were partially offset by the overweightings and positive stock selection in the Healthcare and Information Technology sectors during the period, combined with the underweightings in Consumer Staples and Telecommunication Services. Also contributing to results were favorable selection in Latin America, where Brazilian companies Kroton Educacional, BB Seguridade Participacoes, and Cielo were notable performers.

70	Semiannual Report	June 30, 2014

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	2.97%	19.74%	8.18%	13.50%	7.90%
Class I	3.16	20.15	8.51	13.84	8.22
MSCIACW Ex-U.S. IMI (net)	5.77	22.28	5.88	11.50	8.01

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	71

International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—37.5%
	Belgium—0.1%
*	Telenet Group Holding N.V. (Media)	99,548	$5,673
	Denmark—2.2%
	Coloplast A/S Class “B” (Health care equipment & supplies)	175,959	15,913
	GN Store Nord A/S (Health care equipment & supplies)	472,228	13,530
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	664,164	30,568
	Pandora A/S (Textiles, apparel & luxury goods)	284,039	21,779
	SimCorp A/S (Software)	240,999	8,299
			90,089
	Finland—1.9%
	Kone Oyj Class “B” (Machinery)	272,189	11,360
	Sampo Class “A” (Insurance)	1,327,333	67,157
			78,517
	France—7.3%
	AXA S.A. (Insurance)	2,008,106	47,996
	Bollore S.A. (Air freight & logistics)	9,728	6,314
	Cie de St-Gobain (Building products)	809,342	45,665
	Hermes International (Textiles, apparel & luxury goods)	17,950	6,624
	Legrand S.A. (Electrical equipment)	158,103	9,674
	Plastic Omnium S.A. (Auto components)	205,668	6,457
	Publicis Groupe S.A. (Media)	126,580	10,736
	Total S.A. (Oil, gas & consumable fuels)	878,689	63,504
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	74,000	21,527
	Valeo S.A. (Auto components)	253,284	34,020
	Vinci S.A. (Construction & engineering)	453,186	33,882
	Zodiac Aerospace (Aerospace & defense)	299,739	10,146
			296,545
	Germany—6.8%
	BASF SE (Chemicals)	448,276	52,194
	Bayer AG (Pharmaceuticals)	333,619	47,121
	Bayerische Motoren Werke AG (Automobiles)	245,784	31,171
	Bertrandt AG (Professional services)	36,185	5,758
	Brenntag AG (Trading companies & distributors)	93,306	16,673
	Continental AG (Auto components)	175,340	40,612
	Deutsche Annington Immobilien SE (Real estate management & development)	215,678	6,347
	Deutsche Wohnen AG (Real estate management & development)	273,376	5,896
	Fielmann AG (Specialty retail)	45,072	6,502
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	1,767,230	22,091
*	Morphosys AG (Life sciences tools & services)	69,740	6,541
	ProSiebenSat.1 Media AG (Media)	461,228	20,548
	Wincor Nixdorf AG (Technology hardware, storage & peripherals)	93,691	5,344

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	Wirecard AG (IT services)	236,979	$10,231
			277,029
	Ireland—2.8%
	CRH plc (Construction materials)	671,544	17,232
	Shire plc (Pharmaceuticals)	1,050,144	82,133
	Smurfit Kappa Group plc (Containers & packaging)	640,141	14,643
			114,008
	Israel—0.4%
*	Check Point Software Technologies, Ltd. (Software)†	246,647	16,533
	Italy—1.4%
	Azimut Holding SpA (Capital markets)	304,430	7,845
	Banca Generali SpA (Capital markets)	382,340	10,523
	Intesa Sanpaolo SpA (Banks)	12,695,272	39,218
			57,586
	Luxembourg—0.2%
	Eurofins Scientific SE (Life sciences tools & services)	32,181	9,897
	Netherlands—1.0%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	605,271	40,057
	Norway—0.1%
	Gjensidige Forsikring ASA (Insurance)	339,022	6,080
	Spain—3.8%
	Abertis Infraestructuras S.A. (Transportation infrastructure)	683,286	15,723
	Amadeus IT Holding S.A. Class “A” (IT services)	676,282	27,892
	Banco Bilbao Vizcaya Argentaria S.A. (Banks)	3,131,541	39,917
	Bankinter S.A. (Banks)	1,563,086	12,232
	Grifols S.A. (Biotechnology)	210,521	11,506
	Inditex S.A. (Specialty retail)	40,983	6,308
	Mapfre S.A. (Insurance)	1,699,078	6,773
	Repsol S.A. (Oil, gas & consumable fuels)	1,336,058	35,235
			155,586
	Sweden—1.7%
	Atlas Copco AB Class “A” (Machinery)	1,380,570	39,899
	Hennes & Mauritz AB Class “B” (Specialty retail)	323,150	14,122
	Hexpol AB (Chemicals)	85,766	7,779
	Intrum Justitia AB (Commercial services & supplies)	195,748	5,842
			67,642
	Switzerland—7.8%
*	Actelion, Ltd. (Biotechnology)	208,506	26,381
*	Adecco S.A. (Professional services)	193,422	15,922
	Burckhardt Compression Holding AG (Machinery)	12,438	6,704

See accompanying Notes to Financial Statements.

72	Semiannual Report	June 30, 2014

International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—(continued)
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	59,495	$6,243
*	Clariant AG (Chemicals)	968,389	18,957
	Geberit AG (Building products)	49,960	17,538
*	Glencore plc (Metals & mining)	9,804,103	54,623
	Nestle S.A. (Food products)	496,682	38,478
	Novartis AG (Pharmaceuticals)	451,828	40,913
	Partners Group Holding AG (Capital markets)	90,664	24,782
	Roche Holding AG (Pharmaceuticals)	133,623	39,855
	Sika AG (Chemicals)	2,480	10,140
	Sonova Holding AG (Health care equipment & supplies)	77,944	11,892
	Straumann Holding AG (Health care equipment & supplies)	29,923	6,931
			319,359

	United Kingdom—17.9%
	Amlin plc (Insurance)	2,122,618	17,004
	Ashtead Group plc (Trading companies & distributors)	401,963	6,019
	Babcock International Group plc (Commercial services & supplies)	1,722,546	34,255
	Berendsen plc (Commercial services & supplies)	368,352	6,172
	BG Group plc (Oil, gas & consumable fuels)	744,067	15,727
	BT Group plc (Diversified telecommunication services)	8,450,706	55,666
*	BTG plc (Pharmaceuticals)	872,149	9,448
	Bunzl plc (Trading companies & distributors)	1,066,553	29,606
	Capita plc (Professional services)	1,917,446	37,573
	Compass Group plc (Hotels, restaurants & leisure)	1,900,217	33,073
	Countrywide plc (Real estate management & development)	605,667	5,333
	Daily Mail & General Trust plc Class “A” (Media)	404,618	5,761
	Derwent London plc (Real estate investment trusts (REITs))	127,387	5,841
	DS Smith plc (Containers & packaging)	1,082,846	5,130
	easyJet plc (Airlines)	1,088,510	25,428
	Experian plc (Professional services)	755,375	12,772
*	Genel Energy plc (Oil, gas & consumable fuels)	589,139	10,234
	Halma plc (Electronic equipment, instruments & components)	1,219,658	12,305
	Hargreaves Lansdown plc (Capital markets)	284,253	6,023
	Hays plc (Professional services)	321,001	803
	Hikma Pharmaceuticals plc (Pharmaceuticals)	200,537	5,759
	Hiscox, Ltd. (Insurance)	873,938	10,574
	Howden Joinery Group plc (Specialty retail)	1,087,102	5,760
	IG Group Holdings plc (Diversified financial services)	254,002	2,554

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	IMI plc (Machinery)	1,054,068	$26,825
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	299,892	12,425
	ITV plc (Media)	14,924,157	45,514
*	Lloyds Banking Group plc (Banks)	29,188,239	37,090
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	192,933	348
	Next plc (Multiline retail)	267,857	29,682
	Provident Financial plc (Consumer finance)	172,292	6,735
	Prudential plc (Insurance)	2,979,128	68,371
	Reckitt Benckiser Group plc (Household products)	457,979	39,973
	Rio Tinto plc (Metals & mining)	331,783	17,651
	Schroders plc (Capital markets)	224,488	9,628
	St James’s Place plc (Insurance)	416,992	5,438
	TUI Travel plc (Hotels, restaurants & leisure)	1,061,051	7,227
	Unilever plc (Food products)	879,872	39,919
	Whitbread plc (Hotels, restaurants & leisure)	332,539	25,092
			730,738

	Japan—14.4%
	Asahi Kasei Corporation (Chemicals)	1,759,000	13,457
	Astellas Pharma, Inc. (Pharmaceuticals)	2,016,900	26,499
	Century Tokyo Leasing Corporation (Diversified financial services)	249,300	8,416
	Daikin Industries, Ltd. (Building products)	637,700	40,237
	Daito Trust Construction Co., Ltd. (Real estate management & development)	128,500	15,107
	F@N Communications, Inc. (Internet software & services)	300,900	4,942
	Fanuc Corporation (Machinery)	149,900	25,850
	Fuji Heavy Industries, Ltd. (Automobiles)	1,456,900	40,340
	Hoya Corporation (Electronic equipment, instruments & components)	819,600	27,232
	ITOCHU Corporation (Trading companies & distributors)	1,570,800	20,173
	Kao Corporation (Personal products)	630,000	24,795
	Keyence Corporation (Electronic equipment, instruments & components)	72,100	31,454
	M3, Inc. (Health care technology)	410,200	6,527
	Minebea Co., Ltd. (Machinery)	577,444	6,487
	Miraca Holdings, Inc. (Health care providers & services)	120,300	5,831
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	217,700	20,374
	Nidec Corporation (Electrical equipment)	481,500	29,544
	Nippon Kayaku Co., Ltd. (Chemicals)	380,000	4,948
	Nitori Holdings Co., Ltd. (Specialty retail)	204,000	11,156
	Omron Corporation (Electronic equipment, instruments & components)	155,400	6,550
	ORIX Corporation (Diversified financial services)	2,884,300	47,804
	Otsuka Corporation (IT services)	131,800	6,388
	SCSK Corporation (IT services)	214,300	6,039

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	73

International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Secom Co., Ltd. (Commercial services & supplies)	223,200	$13,638
	Ship Healthcare Holdings, Inc. (Health care providers & services)	23,500	824
	SMC Corporation (Machinery)	75,500	20,204
	Start Today Co., Ltd. (Internet & catalog retail)	332,500	8,740
	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,457,700	61,068
	Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	623,000	26,733
	Suruga Bank, Ltd. (Banks)	922,000	17,893
	Tsuruha Holdings, Inc. (Food & staples retailing)	149,400	8,244
			587,494

	Emerging Asia—11.4%
	China—2.6%
*	Baidu, Inc.—ADR (Internet software & services)	60,913	11,379
	ENN Energy Holdings, Ltd. (Gas utilities)	1,870,000	13,439
	Lenovo Group, Ltd. (Technology hardware storage & peripherals)	11,242,000	15,259
*	Qihoo 360 Technology Co., Ltd.—ADR (Internet software & services)	67,597	6,222
	Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	9,869,000	6,010
	Tencent Holdings, Ltd. (Internet software & services)	1,812,400	27,711
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	51,095	9,593
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	270,120	8,876
*	YY, Inc.—ADR (Internet software & services)	92,406	6,977
			105,466
	India—4.1%
	Asian Paints, Ltd. (Chemicals)	1,034,880	10,203
	HCL Technologies, Ltd. (IT services)	586,151	14,648
	HDFC Bank, Ltd. (Banks)	1,874,448	25,593
	Hero MotoCorp, Ltd. (Automobiles)	227,754	9,957
*	Housing Development Finance Corporation (Thrifts & mortgage finance)	1,275,111	20,925
	ITC, Ltd. (Tobacco)	1,911,724	10,362
	Mahindra & Mahindra, Ltd. (Automobiles)	315,929	6,030
	Maruti Suzuki India, Ltd. (Automobiles)	165,996	6,727
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,984,287	22,682
	Tata Consultancy Services, Ltd. (IT services)	382,182	15,339
	Tata Motors, Ltd. (Automobiles)	3,068,396	21,968
	Ultratech Cement, Ltd. (Construction materials)	133,555	5,743
			170,177

Issuer		Shares	Value

	Common Stocks-—(continued)

	Emerging Asia—(continued)
	Indonesia—1.0%
	PT Astra International Tbk (Automobiles)	28,032,900	$17,203
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	27,940,700	24,334
			41,537
	South Korea—1.1%
	Coway Co., Ltd. (Household durables)	85,162	7,129
	NAVER Corporation (Internet software & services)	13,190	10,885
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	10,202	13,330
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	297,050	14,254
			45,598
	Taiwan—2.6%
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	3,214,000	23,412
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	7,162,000	10,350
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,750,000	29,599
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,970,618	42,152
			105,513

	Canada—7.5%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	501,932	13,750
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	450,360	19,825
	Canadian National Railway Co. (Road & rail)†	459,801	29,896
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	825,170	37,916
	Canadian Pacific Railway, Ltd. (Road & rail)†	150,343	27,233
	CI Financial Corporation (Capital markets)	555,213	18,238
	Enbridge, Inc. (Oil, gas & consumable fuels)	836,934	39,711
	Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	111,800	6,587
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	218,500	8,254
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	1,358,300	57,919
	The Toronto-Dominion Bank (Banks)	902,985	46,484
			305,813

See accompanying Notes to Financial Statements.

74	Semiannual Report	June 30, 2014

International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Asia—4.3%
	Australia—2.7%
	Australia & New Zealand Banking Group, Ltd. (Banks)	1,221,382	$38,398
	CSL, Ltd. (Biotechnology)	443,654	27,841
	Flight Centre Travel Group Ltd. (Hotels, restaurants & leisure)	120,745	5,061
	REA Group, Ltd. (Media)	167,374	6,740
	Telstra Corporation, Ltd. (Diversified telecommunication services)	6,880,390	33,802
			111,842
	Hong Kong—1.3%
	AIA Group, Ltd. (Insurance)	5,544,000	27,897
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	68
	Hong Kong Exchanges and Clearing, Ltd. (Diversified financial services)	339,800	6,331
	Techtronic Industries Co. (Household durables)	5,803,000	18,606
			52,902
	New Zealand—0.2%
	Ryman Healthcare, Ltd. (Health care providers & services)	782,010	5,854
	Singapore—0.1%
	Singapore Technologies Engineering, Ltd. (Aerospace & defense)	1,319,000	4,020

	Emerging Latin America—3.3%
	Brazil—2.9%
	AMBEV S.A.—ADR (Beverages)	4,716,141	33,202
	BB Seguridade Participacoes S.A. (Insurance)	2,053,200	30,145
	Cielo S.A. (IT services)	1,850,000	38,097
	Kroton Educacional S.A. (Diversified consumer services)	554,500	15,549
	Weg S.A. (Machinery)	300,680	3,850
			120,843
	Peru—0.4%
	Credicorp, Ltd. (Banks)†	101,361	15,759

	Emerging Europe, Mid-East, Africa—1.1%
	Poland—0.1%
	Powszechna Kasa Oszczednosci Bank Polski S.A. (Banks)	457,083	5,674
	South Africa—0.4%
	Bidvest Group, Ltd. (Industrial conglomerates)	537,131	14,272
		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—0.6%
	Dragon Oil plc (Oil, gas & consumable fuels)	1,073,246	$11,269
	Emaar Properties PJSC (Real estate management & development)	3,496,089	8,005
	First Gulf Bank PJSC (Banks)	1,221,045	5,286
			24,560
	Total Common Stocks—97.4% (cost $3,303,200)		3,982,663

	Preferred Stock
	Brazil—0.5%
	Itau Unibanco Holding S.A. (Banks)	1,320,820	19,111
	Total Preferred Stock—0.5% (cost $17,783)		19,111

	Rights
	Spain—0.0%
*	Repsol S.A., Expiring 7/10/14, $0.00 (Banks)	1,369,095	932
	Total Rights—0.0% (cost $905)		932

	Affiliated Fund
	China—0.6%
	William Blair China A-Share Fund, LLC	2,202,200	23,454
	Total Affiliated Fund—0.6% (cost $22,022)		23,454

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $50,210, collateralized by FNMA, 1.670%, due 11/20/18	$50,210	50,210
	Total Repurchase Agreement—1.2% (cost $50,210)		50,210
	Total Investments—99.7% (cost $3,394,120)		4,076,370
	Cash and other assets, less liabilities—0.3%		11,429
	Net assets—100.0%		$4,087,799

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2014.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the net assets at June 30, 2014.

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	75

International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	24.2%
Industrials	16.4%
Consumer Discretionary	14.2%
Information Technology	12.8%
Health Care	11.8%
Energy	7.0%
Materials	5.8%
Consumer Staples	5.3%
Telecommunication Services	2.2%
Utilities	0.3%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	22.7%
British Pound Sterling	21.8%
Japanese Yen	14.6%
U.S. Dollar	7.0%
Swiss Franc	6.6%
Canadian Dollar	5.7%
Indian Rupee	4.2%
Hong Kong Dollar	3.1%
Australian Dollar	2.8%
Brazilian Real	2.7%
Danish Krone	2.2%
Swedish Krona	1.7%
New Taiwan Dollar	1.6%
South Korean Won	1.1%
Indonesian Rupiah	1.0%
All Other Currencies	1.2%
Total	100.0%

As of June 30, 2014, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

	Share Activity				Period Ended June 30, 2014 (in thousands)
Security Name	Balance 12/31/2013	Purchases	Sales	Balance 6/30/2014	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	2,202,200	—	—	2,202,200	$23,454	$—	$—	$(2,444)

See accompanying Notes to Financial Statements.

76	Semiannual Report	June 30, 2014

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Simon Fennell

The William Blair Institutional International Growth Fund posted a 3.28% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World Ex-U.S. IMI Index (net) (the “Index”), increased 5.77%.

The Fund’s year-to-date performance shortfall versus the Index was attributable primarily to style headwinds during the March-April period, when lower valuation companies that had previously been out of favor significantly outperformed higher valuation companies with positive momentum and earnings trends. From a sector perspective, stock selection was weakest in Consumer Staples, Energy, and Financials during the period. Notable detractors in Consumer Staples included the relative lack of exposure to Europe and U.K. food and household products companies, as well as Japan and emerging markets Consumer Staples stock selection. Energy was hampered by Chinese exploration and services holdings and BG Group, a U.K.-based integrated oil and gas company, while Financials suffered from the overweighting and stock selection in Japan. Regionally, Japan was the largest detractor year to date, with weakness concentrated in the Consumer Discretionary, Consumer Staples, Financials, and Industrials sectors. These effects were partially offset by the overweightings and positive stock selection in the Healthcare and Information Technology sectors during the period, combined with the underweightings in Consumer Staples and Telecommunication Services. Also contributing to results were favorable selection in Latin America, where Brazilian companies Kroton Educacional, BB Seguridade Participacoes, and Cielo were notable performers.

June 30, 2014	William Blair Funds	77

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional Class	3.28%	20.13%	8.80%	14.05%	8.36%
MSCI World Ex-U.S. IMI (net)	5.77	22.28	5.88	11.50	8.01

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

78	Semiannual Report	June 30, 2014

Institutional International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—37.4%
	Belgium—0.1%
*	Telenet Group Holding N.V. (Media)	61,168	$3,486
	Denmark—2.2%
	Coloplast A/S Class “B” (Health care equipment & supplies)	107,535	9,725
	GN Store Nord A/S (Health care equipment & supplies)	288,387	8,263
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	407,111	18,737
	Pandora A/S (Textiles, apparel & luxury goods)	173,903	13,334
	SimCorp A/S (Software)	147,839	5,091
			55,150
	Finland—1.9%
	Kone Oyj Class “B” (Machinery)	166,958	6,968
	Sampo Class “A” (Insurance)	812,198	41,094
			48,062
	France—7.2%
	AXA S.A. (Insurance)	1,230,381	29,407
	Bollore S.A. (Air freight & logistics)	5,968	3,874
	Cie de St-Gobain (Building products)	495,237	27,942
	Hermes International (Textiles, apparel & luxury goods)	10,977	4,051
	Legrand S.A. (Electrical equipment)	97,052	5,938
	Plastic Omnium S.A. (Auto components)	125,985	3,956
	Publicis Groupe S.A. (Media)	77,655	6,586
	Total S.A. (Oil, gas & consumable fuels)	538,379	38,910
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	45,395	13,206
	Valeo S.A. (Auto components)	155,490	20,885
	Vinci S.A. (Construction & engineering)	276,956	20,706
	Zodiac Aerospace (Aerospace & defense)	183,872	6,224
			181,685
	Germany—6.8%
	BASF SE (Chemicals)	274,129	31,917
	Bayer AG (Pharmaceuticals)	204,733	28,917
	Bayerische Motoren Werke AG (Automobiles)	150,791	19,124
	Bertrandt AG (Professional services)	22,197	3,532
	Brenntag AG (Trading companies & distributors)	57,239	10,228
	Continental AG (Auto components)	107,157	24,819
	Deutsche Annington Immobilien SE (Real estate management & development)	132,109	3,887
	Deutsche Wohnen AG (Real estate management & development)	166,948	3,601
	Fielmann AG (Specialty retail)	27,616	3,984
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	1,082,943	13,537
*	Morphosys AG (Life sciences tools & services)	42,781	4,013
	ProSiebenSat.1 Media AG (Media)	281,851	12,557

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	Wincor Nixdorf AG (Technology hardware, storage & peripherals)	57,386	$3,273
	Wirecard AG (IT services)	145,041	6,262
			169,651

	Ireland—2.8%
	CRH plc (Construction materials)	411,392	10,556
	Shire plc (Pharmaceuticals)	642,297	50,235
	Smurfit Kappa Group plc (Containers & packaging)	391,348	8,952
			69,743
	Israel—0.4%
*	Check Point Software Technologies, Ltd. (Software)†	151,119	10,130
	Italy—1.4%
	Azimut Holding SpA (Capital markets)	186,155	4,797
	Banca Generali SpA (Capital markets)	234,543	6,455
	Intesa Sanpaolo SpA (Banks)	7,757,945	23,966
			35,218
	Luxembourg—0.2%
	Eurofins Scientific SE (Life sciences tools & services)	19,741	6,071
	Netherlands—1.0%
*	NXP Semiconductor N.V. (Semiconductors & semiconductor equipment)†	369,791	24,473
	Norway—0.1%
	Gjensidige Forsikring ASA (Insurance)	207,782	3,726
	Spain—3.8%
	Abertis Infraestructuras S.A. (Transportation infrastructure)	418,647	9,633
	Amadeus IT Holding S.A. Class “A” (IT services)	414,355	17,089
	Banco Bilbao Vizcaya Argentaria S.A. (Banks)	1,912,133	24,374
	Bankinter S.A. (Banks)	958,863	7,504
	Grifols S.A. (Biotechnology)	128,536	7,025
	Inditex S.A. (Specialty retail)	25,069	3,858
	Mapfre S.A. (Insurance)	1,042,286	4,155
	Repsol S.A. (Oil, gas & consumable fuels)	817,021	21,547
			95,185
	Sweden—1.7%
	Atlas Copco AB Class “A” (Machinery)	844,241	24,399
	Hennes & Mauritz AB Class “B” (Specialty retail)	197,750	8,642
	Hexpol AB (Chemicals)	52,305	4,744
	Intrum Justitia AB (Commercial services & supplies)	120,081	3,584
			41,369

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	79

Institutional International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—7.8%
*	Actelion, Ltd. (Biotechnology)	127,921	$16,185
*	Adecco S.A. (Professional services)	118,427	9,749
	Burckhardt Compression Holding AG (Machinery)	7,631	4,113
	Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	36,392	3,818
*	Clariant AG (Chemicals)	592,369	11,596
	Geberit AG (Building products)	30,647	10,758
*	Glencore plc (Metals & mining)	6,009,603	33,482
	Nestle S.A. (Food products)	303,518	23,513
	Novartis AG (Pharmaceuticals)	276,958	25,079
	Partners Group Holding AG (Capital markets)	55,479	15,165
	Roche Holding AG (Pharmaceuticals)	81,907	24,430
	Sika AG (Chemicals)	1,515	6,195
	Sonova Holding AG (Health care equipment & supplies)	47,665	7,272
	Straumann Holding AG (Health care equipment & supplies)	18,356	4,252
			195,607

	United Kingdom—17.8%
	Amlin plc (Insurance)	1,302,104	10,431
	Ashtead Group plc (Trading companies & distributors)	246,996	3,699
	Babcock International Group plc (Commercial services & supplies)	1,051,792	20,916
	Berendsen plc (Commercial services & supplies)	225,962	3,786
	BG Group plc (Oil, gas & consumable fuels)	456,442	9,647
	BT Group plc (Diversified telecommunication services)	5,184,022	34,148
*	BTG plc (Pharmaceuticals)	535,014	5,796
	Bunzl plc (Trading companies & distributors)	654,269	18,162
	Capita plc (Professional services)	1,176,242	23,049
	Compass Group plc (Hotels, restaurants & leisure)	1,160,280	20,195
	Countrywide plc (Real estate management & development)	371,542	3,272
	Daily Mail & General Trust plc Class “A” (Media)	247,096	3,518
	Derwent London plc (Real estate investment trusts (REITs))	77,919	3,572
	DS Smith plc (Containers & packaging)	664,206	3,146
	easyJet plc (Airlines)	667,739	15,599
	Experian plc (Professional services)	461,690	7,807
*	Genel Energy plc (Oil, gas & consumable fuels)	361,403	6,278
	Halma plc (Electronic equipment, instruments & components)	748,190	7,548
	Hargreaves Lansdown plc (Capital markets)	174,219	3,691

Issuer		Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Hays plc (Professional services)	193,570	$484
	Hikma Pharmaceuticals plc (Pharmaceuticals)	122,633	3,522
	Hiscox, Ltd. (Insurance)	536,111	6,487
	Howden Joinery Group plc (Specialty retail)	665,779	3,528
	IG Group Holdings plc (Diversified financial services)	157,183	1,580
	IMI plc (Machinery)	646,609	16,455
	InterContinental Hotels Group plc (Hotels, restaurants & leisure)	183,382	7,598
	ITV plc (Media)	9,136,381	27,863
*	Lloyds Banking Group plc (Banks)	17,935,527	22,791
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	114,680	207
	Next plc (Multiline retail)	163,696	18,140
	Provident Financial plc (Consumer finance)	105,519	4,125
	Prudential plc (Insurance)	1,830,607	42,012
	Reckitt Benckiser Group plc (Household products)	280,975	24,524
	Rio Tinto plc (Metals & mining)	202,881	10,793
	Schroders plc (Capital markets)	137,594	5,901
	St James’s Place plc (Insurance)	254,865	3,324
	TUI Travel plc (Hotels, restaurants & leisure)	650,487	4,431
	Unilever plc (Food products)	537,681	24,394
	Whitbread plc (Hotels, restaurants & leisure)	203,993	15,392
			447,811

	Japan—14.4%
	Asahi Kasei Corporation (Chemicals)	1,078,000	8,247
	Astellas Pharma, Inc. (Pharmaceuticals)	1,238,400	16,271
	Century Tokyo Leasing Corporation (Diversified financial services)	153,000	5,165
	Daikin Industries, Ltd. (Building products)	391,300	24,690
	Daito Trust Construction Co., Ltd. (Real estate management & development)	78,800	9,264
	F@N Communications, Inc. (Internet software & services)	184,500	3,030
	Fanuc Corporation (Machinery)	91,900	15,848
	Fuji Heavy Industries, Ltd. (Automobiles)	893,100	24,729
	Hoya Corporation (Electronic equipment, instruments & components)	501,000	16,646
	ITOCHU Corporation (Trading companies & distributors)	963,600	12,375
	Kao Corporation (Personal products)	384,900	15,148
	Keyence Corporation (Electronic equipment, instruments & components)	44,200	19,283
	M3, Inc. (Health care technology)	251,200	3,997
	Minebea Co., Ltd. (Machinery)	354,726	3,985
	Miraca Holdings, Inc. (Health care providers & services)	73,900	3,582

See accompanying Notes to Financial Statements.

80	Semiannual Report	June 30, 2014

Institutional International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	133,200	$12,466
	Nidec Corporation (Electrical equipment)	294,000	18,040
	Nippon Kayaku Co., Ltd. (Chemicals)	233,000	3,034
	Nitori Holdings Co., Ltd. (Specialty retail)	125,300	6,852
	Omron Corporation (Electronic equipment, instruments & components)	95,100	4,008
	ORIX Corporation (Diversified financial services)	1,767,300	29,291
	Otsuka Corporation (IT services)	80,900	3,921
	SCSK Corporation (IT services)	131,400	3,703
	Secom Co., Ltd. (Commercial services & supplies)	137,000	8,371
	Ship Healthcare Holdings, Inc. (Health care providers & services)	14,100	494
	SMC Corporation (Machinery)	46,400	12,417
	Start Today Co., Ltd. (Internet & catalog retail)	204,000	5,363
	Sumitomo Mitsui Financial Group, Inc. (Banks)	893,100	37,415
	Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	382,000	16,392
	Suruga Bank, Ltd. (Banks)	566,000	10,984
	Tsuruha Holdings, Inc. (Food & staples retailing)	91,800	5,065
			360,076

	Emerging Asia—11.4%
	China—2.6%
*	Baidu, Inc.—ADR (Internet software & services)	37,334	6,974
	ENN Energy Holdings, Ltd. (Gas utilities)	1,148,000	8,250
	Lenovo Group, Ltd. (Technology hardware storage & peripherals)	6,908,000	9,377
*	Qihoo 360 Technology Co., Ltd.—ADR (Internet software & services)	41,411	3,812
	Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	6,045,000	3,681
	Tencent Holdings, Ltd. (Internet software & services)	1,107,400	16,932
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	31,245	5,866
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	165,085	5,425
*	YY, Inc.—ADR (Internet software & services)	56,585	4,272
			64,589
	India—4.1%
	Asian Paints, Ltd. (Chemicals)	622,139	6,134
	HCL Technologies, Ltd. (IT services)	357,958	8,946
	HDFC Bank, Ltd. (Banks)	1,111,518	15,176
	Hero MotoCorp, Ltd. (Automobiles)	139,746	6,109
*	Housing Development Finance Corporation (Thrifts & mortgage finance)	781,306	12,822

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia-—(continued)
	India—(continued)
	ITC, Ltd. (Tobacco)	1,197,014	$6,488
	Mahindra & Mahindra, Ltd. (Automobiles)	193,118	3,686
	Maruti Suzuki India, Ltd. (Automobiles)	98,177	3,979
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	1,217,245	13,914
	Tata Consultancy Services, Ltd. (IT services)	233,397	9,368
	Tata Motors, Ltd. (Automobiles)	1,882,284	13,476
	Ultratech Cement, Ltd. (Construction materials)	81,969	3,524
			103,622
	Indonesia—1.0%
	PT Astra International Tbk (Automobiles)	17,181,600	10,544
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	17,081,100	14,876
			25,420
	South Korea—1.1%
	Coway Co., Ltd. (Household durables)	52,049	4,357
	NAVER Corporation (Internet software & services)	8,084	6,671
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	6,254	8,171
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	182,240	8,745
			27,944
	Taiwan—2.6%
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	1,948,000	14,190
	Fubon Financial Holding Co., Ltd. (Diversified financial services)	4,369,000	6,314
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,068,000	18,063
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,205,828	25,793
			64,360

	Canada—7.5%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	306,766	8,403
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	275,210	12,115
	Canadian National Railway Co. (Road & rail)†	282,062	18,339
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	506,249	23,262
	Canadian Pacific Railway, Ltd. (Road & rail)†	92,227	16,706
	CI Financial Corporation (Capital markets)	340,591	11,187
	Enbridge, Inc. (Oil, gas & consumable fuels)	512,822	24,333

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	81

Institutional International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Canada—(continued)
	Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	68,600	$4,042
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	133,441	5,041
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	832,300	35,490
	The Toronto-Dominion Bank (Banks)	552,480	28,441
			187,359

	Asia—4.3%
	Australia—2.7%
	Australia & New Zealand Banking Group, Ltd. (Banks)	748,749	23,539
	CSL, Ltd. (Biotechnology)	272,156	17,079
	Flight Centre Travel Group Ltd. (Hotels, restaurants & leisure)	73,797	3,093
	REA Group, Ltd. (Media)	102,675	4,135
	Telstra Corporation, Ltd. (Diversified telecommunication services)	4,207,598	20,671
			68,517
	Hong Kong—1.3%
	AIA Group, Ltd. (Insurance)	3,401,000	17,114
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	35
	Hong Kong Exchanges and Clearing, Ltd. (Diversified financial services)	208,300	3,881
	Techtronic Industries Co. (Household durables)	3,560,000	11,414
			32,444
	New Zealand—0.2%
	Ryman Healthcare, Ltd. (Health care providers & services)	478,513	3,582
	Singapore—0.1%
	Singapore Technologies Engineering, Ltd. (Aerospace & defense)	811,000	2,472

	Emerging Latin America—3.3%
	Brazil—2.9%
	AMBEV S.A.—ADR (Beverages)	2,893,080	20,367
	BB Seguridade Participacoes S.A. (Insurance)	1,259,500	18,492
	Cielo S.A. (IT services)	1,133,300	23,338
	Kroton Educacional S.A. (Diversified consumer services)	340,700	9,554
	Weg S.A. (Machinery)	184,120	2,358
			74,109
	Peru—0.4%
	Credicorp, Ltd. (Banks)†	62,180	9,667
		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—1.1%
	Poland—0.1%
	Powszechna Kasa Oszczednosci Bank Polski S.A. (Banks)	279,327	$3,467
	South Africa—0.4%
	Bidvest Group, Ltd. (Industrial conglomerates)	329,497	8,755
	United Arab Emirates—0.6%
	Dragon Oil plc (Oil, gas & consumable fuels)	658,375	6,913
	Emaar Properties PJSC (Real estate management & development)	2,148,266	4,919
	First Gulf Bank PJSC (Banks)	750,304	3,248
			15,080
	Total Common Stocks—97.2% (cost $2,049,194)		2,438,830

	Preferred Stock
	Brazil—0.5%
	Itau Unibanco Holding S.A. (Banks)	809,000	11,706
	Total Preferred Stock—0.5% (cost $10,892)		11,706

	Rights
	Spain—0.0%
*	Repsol S.A., Expiring 7/10/14, $0.00 (Banks)	790,920	538
	Total Rights—0.0% (cost $523)		538

	Affiliated Fund
	China—0.5%
	William Blair China A-Share Fund, LLC	1,183,400	12,603
	Total Affiliated Fund—0.5% (cost $11,834)		12,603

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $25,001, collateralized by FNMA, 1.670%, due 11/20/18	$25,001	25,001
	Total Repurchase Agreement—1.0% (cost $25,001)		25,001
	Total Investments—99.2% (cost $2,097,444)		2,488,678
	Cash and other assets, less liabilities—0.8%		20,207
	Net assets—100.0%		$2,508,885

See accompanying Notes to Financial Statements.

82	Semiannual Report	June 30, 2014

Institutional International Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2014.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the net assets at June 30, 2014.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	24.2%
Industrials	16.4%
Consumer Discretionary	14.2%
Information Technology	12.8%
Health Care	11.8%
Energy	7.0%
Materials	5.8%
Consumer Staples	5.3%
Telecommunication Services	2.2%
Utilities	0.3%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	22.7%
British Pound Sterling	21.9%
Japanese Yen	14.6%
U.S. Dollar	6.9%
Swiss Franc	6.6%
Canadian Dollar	5.7%
Indian Rupee	4.2%
Hong Kong Dollar	3.1%
Australian Dollar	2.8%
Brazilian Real	2.7%
Danish Krone	2.2%
Swedish Krona	1.7%
New Taiwan Dollar	1.6%
South Korean Won	1.1%
Indonesian Rupiah	1.0%
All Other Currencies	1.2%
Total	100.0%

As of June 30, 2014, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

	Share Activity				Period Ended June 30, 2014 (in thousands)
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Security Name	12/31/2013	Purchases	Sales	6/30/2014	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	1,183,400	—	—	1,183,400	$12,603	$—	$—	$(1,314)

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	83

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Jeffrey A. Urbina Andrew G. Flynn Stephanie G. Braming

The William Blair International Small Cap Growth Fund (Class N shares) posted a 1.31% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI All Country World Ex-U.S. Small Cap Index (net) (the “Index”), increased 7.24%.

The Fund’s underperformance relative to the Index was driven by the market’s focus on lower valuation stocks and the Fund’s underweighting in the strongly performing Energy sector, coupled with several stock specific issues. We believe that the Fund’s focus on high quality companies with good earnings trends and momentum, albeit with higher valuations, detracted approximately 160 basis points year to date. In addition, U.K. consumer and real-estate related names detracted over 70 basis points year to date. This underperformance was despite good earnings results from most of these holdings after last year’s strong performance and on concerns about the implications of the U.K. central bank’s cooling measures on the housing market and on consumers more broadly. As a result, we reduced the Fund’s exposure to this area, given both valuation and regulatory-related risk. Japanese Consumer Discretionary, Consumer Staples, and Information Technology (IT) holdings also hampered results. In particular, the Japanese auto supply companies reported results that were somewhat light relative to expectations; as a result, we reduced the Fund’s exposure there. Japanese Retailers and Consumer Staples were hit by uncertainty surrounding the consumption tax hike and impact on sales, although several companies have reported since the end of April that the fall off in demand was not as severe as they originally expected, and a number have rebounded. Within Japanese IT, the IT Services companies, which continue to experience strong demand for their services amidst the roll out of a social security card system and pent up demand from corporations for programming, enterprise development, and software upgrades, underperformed. These companies generally reported good results during the earnings season and have since rebounded. From a stock perspective, the largest detractor from performance year to date was IGG Group, the online game developer of the popular Castle Clash game, as it suffered amidst a weak IPO market for gaming, the general underperformance of IT and Internet Services companies globally, and higher valuations versus other industries within IT. While it successfully launched on Tencent’s Wechat platform in March, uptake was slower than expected; as a result, we reduced the position. These effects were somewhat offset by strong performance by Provident Financial, the U.K. consumer credit company, and Linamar, the Canadian auto parts company, on strong results. In addition, the Fund’s Energy stocks significantly outperformed year to date, due primarily to good performance by Canadian energy services holdings.

84	Annual Report	June 30, 2014

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year to Date	1 Year	3 Year	5 Year	Since Inception (a)
Class N	1.31%	19.21%	8.63%	16.46%	8.05%
Class I	1.54	19.60	8.96	16.80	8.39
Institutional Class	1.59	19.89	9.22	17.06	8.59
MSCI ACW Ex-U.S. Small Cap Index (net)	7.24	26.09	6.90	14.50	8.01

(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2014	William Blair Funds	85

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—33.6%
	Belgium—0.4%
	Melexis N.V. (Semiconductors & semiconductor equipment)	78,668	$3,486
	Denmark—2.9%
*	Matas A/S (Specialty retail)	81,381	2,309
*	Royal UNIBREW (Beverages)	27,005	4,246
	SimCorp A/S (Software)	126,673	4,362
*	Topdanmark A/S (Insurance)	518,076	15,766
			26,683
	Finland—0.7%
	Huhtamaki OYJ (Containers & packaging)	166,317	4,350
	Tikkurila Oyj (Chemicals)	92,109	2,522
			6,872
	France—1.0%
	Teleperformance (Professional services)	158,344	9,704
	Germany—4.3%
	Aurelius AG (Capital markets)	234,283	8,559
	Bertrandt AG (Professional services)	32,757	5,212
	CTS Eventim AG (Media)	363,836	10,385
	LPKF Laser & Electronics AG (Electronic equipment, instruments & components)	175,708	3,628
	Norma Group SE (Machinery)	134,216	7,426
	Wincor Nixdorf AG (Technology hardware, storage & peripherals)	70,729	4,034
			39,244
	Ireland—1.8%
	Beazley plc (Insurance)	1,269,134	5,493
	Greencore Group plc (Food products)	2,412,051	10,964
			16,457
	Israel—0.7%
	Frutarom Industries, Ltd. (Chemicals)	243,272	6,081
	Italy—5.5%
*	Anima Holding SpA (Capital markets)	474,431	2,864
	Banca IFIS SpA (Diversified financial services)	123,854	2,303
	Brembo SpA (Auto components)	288,948	10,548
	Credito Emiliano SpA (Banks)	222,781	1,992
	De’Longhi SpA (Household durables)	204,493	4,424
	Industria Macchine Automatiche SpA (Machinery)	256,376	12,126
	Moncler SpA (Textiles, apparel &luxury goods)	443,438	7,353
	Recordati SpA (Pharmaceuticals)	544,713	9,159
			50,769
	Norway—1.5%
	Borregaard ASA (Chemicals)	946,253	6,850
	Opera Software ASA (Internet software & services)	517,945	6,907
			13,757
	Portugal—0.5%
	Mota-Engil SGPS S.A. (Construction & engineering)	643,272	5,038

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—2.9%
*	Almirall S.A. (Pharmaceuticals)	479,942	$7,788
	Atresmedia Corporation de Medios de Comunicaion S.A. (Media)	310,636	4,449
	Bolsas y Mercados Espanoles S.A. (Diversified financial services)	193,334	9,233
	Grupo Catalana Occidente S.A. (Insurance)	144,859	5,258
			26,728
	Sweden—7.6%
	AddTech AB Class “B” (Trading companies & distributors)	209,407	3,902
	Clas Ohlson AB (Specialty retail)	222,865	4,545
	Fabege AB (Real estate management & development)	495,370	7,010
	Hexpol AB (Chemicals)	151,447	13,736
	Indutrade AB (Trading companies & distributors)	139,997	6,537
	Intrum Justitia AB (Commercial services & supplies)	333,187	9,943
	JM AB (Household durables)	311,070	11,546
	NIBE Industrier AB Class “B” (Building products)	159,895	5,026
	Nolato AB Class “B” (Industrial conglomerates)	128,066	2,913
*	Swedish Orphan Biovitrum AB (Biotechnology)	351,876	4,703
			69,861
	Switzerland—3.8%
*	Georg Fischer AG (Machinery)	19,071	13,667
*	Implenia AG (Construction & engineering)	38,455	2,589
*	Leonteq AG (Capital markets)	15,886	3,812
	Straumann Holding AG (Health care equipment & supplies)	31,851	7,377
*	Temenos Group AG (Software)	183,867	7,164
			34,609

	Japan—20.4%
	ABC-Mart, Inc. (Specialty retail)	150,400	8,047
	Century Tokyo Leasing Corporation (Diversified financial services)	304,800	10,290
	Cosmos Pharmaceutical Corporation (Food & staples retailing)	37,800	3,989
	Exedy Corporation (Auto components)	176,200	5,235
	Fuji Seal International, Inc. (Containers & packaging)	133,700	4,157
	IT Holdings Corporation (IT services)	214,000	3,676
	Kanamoto Co., Ltd. (Trading companies & distributors)	239,400	9,536
	M3, Inc. (Health care technology)	568,400	9,045
	Medipal Holdings Corporation (Health care providers & services)	969,400	13,741
	Meitec Corporation (Professional services)	142,700	4,451
	Miraca Holdings, Inc. (Health care providers & services)	108,100	5,239
	Nachi-Fujikoshi Corporation (Machinery)	1,517,000	10,677

See accompanying Notes to Financial Statements.

86	Semiannual Report	June 30, 2014

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Nihon M&A Center, Inc. (Professional services)	269,000	$7,679
	Nippon Kayaku Co., Ltd. (Chemicals)	605,000	7,877
	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	2,731	6,368
	Nissan Chemical Industries, Ltd. (Chemicals)	853,400	13,268
	Okabe Co., Ltd. (Building products)	158,300	1,939
	Otsuka Corporation (IT services)	149,900	7,265
	Plenus Co., Ltd. (Hotels, restaurants & leisure)	216,200	4,979
	SCSK Corporation (IT services)	503,900	14,201
	Seino Holdings Co., Ltd. (Road & rail)	805,000	9,138
	Ship Healthcare Holdings, Inc. (Health care providers & services)	9,900	347
	Start Today Co., Ltd. (Internet & catalog retail)	276,500	7,268
	Sundrug Co., Ltd. (Food & staples retailing)	161,200	7,177
	Tsubakimoto Chain Co. (Machinery)	1,461,000	12,042
			187,631

	United Kingdom—14.8%
	Abcam plc (Biotechnology)	652,177	4,241
	Bellway plc (Household durables)	373,067	9,998
	Berendsen plc (Commercial services & supplies)	483,040	8,093
	Big Yellow Group plc (Real estate investment trusts (REITs))	314,772	2,672
	Booker Group plc (Food & staples retailing)	1,851,250	4,109
	Cineworld Group plc (Media)	823,527	4,607
	Clinigen Group plc (Life sciences tools & services)	514,170	3,324
	Countrywide plc (Real estate management & development)	318,000	2,800
	Dunelm Group plc (Specialty retail)	137,307	1,962
	Foxtons Group plc (Real estate management & development)	922,832	4,743
	Great Portland Estates plc (Real estate investment trusts (REITs))	846,183	9,326
	Hays plc (Professional services)	6,013,361	15,036
	Jupiter Fund Management plc (Capital markets)	1,410,954	9,647
	Keller Group plc (Construction & engineering)	116,084	1,830
*	Nanoco Group plc (Semiconductors & semiconductor equipment)	841,275	1,519
*	Optimal Payments plc (IT services)	1,042,969	7,140
	Provident Financial plc (Consumer finance)	385,872	15,083
	Senior plc (Aerospace & defense)	1,834,628	8,892
	Ted Baker plc (Textiles, apparel & luxury goods)	62,102	1,925
	The Restaurant Group plc (Hotels, restaurants & leisure)	1,401,409	14,414
	Workspace Group plc (Real estate investment trusts (REITs))	442,512	4,317
			135,678

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—12.7%
	China—2.7%
*	PAX Global Technology, Ltd. (Electronic equipment, instruments & components)	4,313,000	$2,805
	Towngas China Co., Ltd. (Gas utilities)	3,605,000	4,256
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	146,729	4,821
*	YY, Inc.—ADR (Internet software & services)	177,492	13,401
			25,283
	India—4.4%
	Apollo Tyres, Ltd. (Auto components)	1,492,352	4,948
	Federal Bank, Ltd. (Banks)	1,034,711	2,307
*	Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	216,617	4,717
	Motherson Sumi Systems, Ltd. (Auto components)	1,226,838	6,609
	Voltas, Ltd. (Construction & engineering)	1,203,022	4,363
	Yes Bank, Ltd. (Banks)	1,893,737	17,067
			40,011
	Indonesia—0.8%
	PT Global Mediacom Tbk (Media)	15,354,800	2,752
	PT Matahari Department Store Tbk (Multiline retail)	4,120,000	4,796
			7,548
	Malaysia—0.5%
	Silverlake Axis, Ltd. (Software)	4,495,000	4,326
	Philippines—0.9%
	Megaworld Corporation (Real estate management & development)	29,822,000	3,074
*	Robinsons Retail Holdings, Inc. (Food & staples retailing)	3,057,950	5,111
			8,185
	South Korea—1.4%
	Grand Korea Leisure Co., Ltd. (Hotels, restaurants & leisure)	206,380	8,485
	Paradise Co., Ltd. (Hotels, restaurants & leisure)	123,002	4,547
			13,032
	Taiwan—2.0%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	1,007,000	8,600
	King Slide Works Co., Ltd. (Machinery)	501,000	7,165
	Yungtay Engineering Co., Ltd. (Machinery)	1,061,000	2,523
			18,288

	Asia—7.7%
	Australia—3.6%
	Beach Energy, Ltd. (Oil, gas & consumable fuels)	8,601,965	13,627
	DuluxGroup, Ltd. (Chemicals)	1,659,478	8,857
	FlexiGroup, Ltd. (Consumer finance)	984,391	2,942
	Magellan Financial Group, Ltd. (Capital markets)	775,506	7,993
			33,419

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	87

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Hong Kong—0.7%
	Man Wah Holdings, Ltd. (Household durables)	3,910,400	$6,246
	New Zealand—2.4%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	1,666,268	6,930
	Ryman Healthcare, Ltd. (Health care providers & services)	652,027	4,881
	SKY Network Television, Ltd. (Media)	1,120,528	6,740
	Summerset Group Holdings, Ltd. (Health care providers & services)	1,056,252	3,190
			21,741
	Singapore—1.0%
	ARA Asset Management Ltd.—144A (Capital markets)	1,353,300	1,932
	IGG, Inc. (Software)	4,489,000	2,746
	OSIM International, Ltd. (Specialty retail)	2,131,000	4,597
			9,275

	Canada—6.2%
	Canadian Energy Services & Technology Corporation (Energy equipment & services)	152,608	4,780
	Canadian Western Bank (Banks)	190,600	7,125
*	Entertainment One, Ltd. (Media)	766,976	4,069
	Home Capital Group, Inc. (Thrifts & mortgage finance)	212,706	9,534
	Intertape Polymer Group, Inc. (Containers & packaging)	441,236	4,896
	Linamar Corporation (Auto components)	193,343	11,406
	Mullen Group, Ltd. (Energy equipment & services)	115,378	3,322
	The Jean Coutu Group PJC, Inc. Class “A” (Food & staples retailing)	347,599	7,382
	Total Energy Services, Inc. (Energy equipment & services)	218,514	4,757
			57,271

	Emerging Latin America—1.9%
	Brazil—1.7%
*	Qualicorp S.A. (Health care providers & services)	1,285,900	15,190
	Mexico—0.2%
*	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	625,100	2,248

	Emerging Europe, Mid-East, Africa—0.4%
	Georgia—0.4%
	Bank of Georgia Holdings plc (Banks)	101,933	4,100
	Total Common Stocks—97.7% (cost $795,980)		898,761

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $16,689, collateralized by FHLMC, 1.830%, due 11/05/18	$16,689	$16,689
Total Repurchase Agreement—1.8% (cost $16,689)		16,689
Total Investments—99.5% (cost $812,669)		915,450
Cash and other assets, less liabilities—0.5%		4,317
Net assets—100.0%		$919,767

ADR = American Depository Receipt

* Non-income producing securities

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	20.9%
Consumer Discretionary	20.7%
Financials	20.4%
Health Care	11.1%
Information Technology	10.6%
Materials	8.1%
Consumer Staples	4.8%
Energy	2.9%
Utilities	0.5%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	20.9%
British Pound Sterling	17.8%
Euro	15.8%
Swedish Krona	7.8%
Canadian Dollar	5.9%
Indian Rupee	4.5%
Swiss Franc	3.9%
Australian Dollar	3.7%
Danish Krone	3.0%
New Zealand Dollar	2.4%
Hong Kong Dollar	2.3%
New Taiwan Dollar	2.0%
Brazilian Real	1.7%
Norwegian Krone	1.5%
U.S. Dollar	1.5%
South Korean Won	1.4%
Singapore Dollar	1.2%
All Other Currencies	2.7%
Total	100.0%

See accompanying Notes to Financial Statements.

88	Semiannual Report	June 30, 2014

EMERGING MARKETS LEADERS FUND

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 6.15% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), increased 6.14%.

Contributing to results for the six-month period were strong security selection and the overweighting in the Financials sector primarily, in addition to Consumer Discretionary stock selection. Sector positioning was another key contributor for the period, led by the underweightings in Materials and Energy and overweighting in Information Technology (IT). Within Financials, banking, insurance, and real estate holdings bolstered relative results. Notable performers in these industries were BB Seguridade Participacoes, BR Malls Participacoes, and Emaar Properties. Regionally, Asia and Latin America security selection were positive, with relative strength in South Korea, Taiwan, Brazil, and Mexico holdings. These contributors were partially offset by relatively weak selection in Consumer Staples, Industrials, IT, and the resources sectors. Within Consumer Staples, Magnit, a Russian grocery store operator, was the key detractor, due to weaker than expected financial results and broader Russia risk aversion amid the crisis in Ukraine. Within Industrials and IT, Panama-based airline Copa Holdings and Russian internet companies Yandex and Mail.Ru were notable underperformers. Regionally, Europe, the Middle East, and Africa selection was hampered by relative underperformance in South Africa, Turkey, and Russia holdings, more than offsetting the positive impact of the Fund’s exposure to the United Arab Emirates (UAE).

June 30, 2014	William Blair Funds	89

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception
Class N (b)	6.15%	13.91%	1.50%	—%	4.65%
Class I (a)	6.37	14.20	1.78	10.84	1.35
Institutional Class (a)	6.37	14.36	1.91	10.96	1.49
MSCI Emerging Market Index (net) (a)	6.14	14.31	-0.39	9.24	1.63

(a)	Since Inception is for the period from March 26, 2008 (Commencement of Operations) to June 30, 2014.
(b)	Since Inception for Class N is for the period from May 3, 2010 (Commencement of Operations) to June 30, 2014. The corresponding benchmark inception return for the MSCI Emerging Markets Index (net) is 3.55%.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

90	Semiannual Report	June 30, 2014

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia-—55.8%
	China—13.0%
*	Baidu, Inc.—ADR (Internet software & services)	6,905	$1,290
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	330,000	617
	China Gas Holdings, Ltd. (Gas utilities)	534,000	1,102
	ENN Energy Holdings, Ltd. (Gas utilities)	184,000	1,322
	Lenovo Group, Ltd. (Technology hardware storage & peripherals)	866,000	1,176
	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class “H” (Pharmaceuticals)	188,000	702
	Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	864,000	526
	Tencent Holdings, Ltd. (Internet software & services)	126,100	1,928
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	4,019	755
			9,418
	India—17.9%
	HCL Technologies, Ltd. (IT services)	32,103	802
	HDFC Bank, Ltd. (Banks)	128,983	1,761
	Hero MotoCorp, Ltd. (Automobiles)	12,045	527
*	Housing Development Finance Corporation (Thrifts & mortgage finance)	91,623	1,504
	ITC, Ltd. (Tobacco)	140,833	763
	Larsen & Toubro, Ltd. (Construction & engineering)	24,390	691
	Lupin, Ltd. (Pharmaceuticals)	42,761	747
	Mahindra & Mahindra, Ltd. (Automobiles)	61,400	1,172
	Maruti Suzuki India, Ltd. (Automobiles)	28,449	1,153
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	71,334	815
	Tata Consultancy Services, Ltd. (IT services)	20,742	832
	Tata Motors, Ltd. (Automobiles)	215,282	1,541
	Ultratech Cement, Ltd. (Construction materials)	15,619	672
			12,980
	Indonesia—5.4%
	PT Astra International Tbk (Automobiles)	2,174,000	1,334
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,442,900	1,257
	PT Kalbe Farma Tbk (Pharmaceuticals)	6,288,700	881
	PT Media Nusantara Citra Tbk (Media)	2,033,500	473
			3,945
	Philippines—0.5%
	Universal Robina Corporation (Food products)	101,540	359
	South Korea—8.7%
	Coway Co., Ltd. (Household durables)	5,958	499
	Hyundai Motor Co. (Automobiles)	2,982	676
	International Container Terminal Services, Inc. (Transportation infrastructure)	138,070	351
	NAVER Corporation (Internet software & services)	987	815

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—(continued)
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,798	$2,349
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	33,360	1,601
			6,291
	Taiwan—9.6%
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	228,000	1,661
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	151,000	2,554
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	129,133	2,762
			6,977
	Thailand—0.7%
	Airports of Thailand PCL (Transportation infrastructure)	32,300	198
	Kasikornbank PCL (Banks)	43,500	273
			471

	Emerging Latin America—22.7%
	Brazil—13.7%
	AMBEV S.A.—ADR (Beverages)	228,845	1,611
	BB Seguridade Participacoes S.A. (Insurance)	199,400	2,928
	BR Malls Participacoes S.A. (Real estate management & development)	100,000	851
	CETIP S.A. — Mercados Organizados (Capital markets)	6,000	85
	Cielo S.A. (IT services)	98,100	2,020
	Kroton Educacional S.A. (Diversified consumer services)	42,600	1,195
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	31,800	757
	Weg S.A. (Machinery)	36,550	468
			9,915
	Chile—0.9%
	Banco Santander Chile—ADR (Banks)	24,841	657
	Mexico—6.4%
*	Cemex S.A.B. de C.V. (Construction materials)	379,300	502
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	194,570	682
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	183,100	1,310
	Grupo Lala S.A.B. de C.V. (Food products)	147,300	390
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	127,800	709
*	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Construction & engineering)	49,800	664

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	91

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Mexico—(continued)
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	128,800	$345
		4,602
Panama—0.5%
Copa Holdings S.A. Class “A” (Airlines)†	2,366	337
Peru—1.2%
Credicorp, Ltd. (Banks)†	5,800	902

Emerging Europe, Mid-East, Africa—17.8%
Nigeria—0.5%
Guaranty Trust Bank plc (Banks)	2,124,272	378
Poland—0.7%
Powszechna Kasa Oszczednosci Bank Polski S.A. (Banks)	41,024	509
Qatar—0.5%
Qatar National Bank S.A.Q. (Banks)	7,447	334
Russia—0.6%
*Mail.ru Group, Ltd.—GDR (Internet software & services)	12,584	444
South Africa—12.0%
Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	39,711	1,116
Bidvest Group, Ltd. (Industrial conglomerates)	52,539	1,396
Discovery, Ltd. (Insurance)	81,975	749
FirstRand, Ltd. (Diversified financial services)	372,742	1,428
MTN Group, Ltd. (Wireless telecommunication services)	87,487	1,843
Naspers, Ltd. (Media)	13,151	1,548
Sasol, Ltd. (Oil, gas & consumable fuels)	9,656	574
		8,654
Turkey—1.4%
Turkiye Garanti Bankasi A.S. (Banks)	266,810	1,044
United Arab Emirates—2.1%
DP World, Ltd. (Transportation infrastructure)	24,436	481
Emaar Properties PJSC (Real estate management & development)	207,038	474
First Gulf Bank PJSC (Banks)	127,948	554
		1,509
Total Common Stocks—96.3% (cost $60,431)		69,726

Preferred Stock
Brazil—2.8%
Itau Unibanco Holding S.A. (Banks)	141,570	2,048
Total Preferred Stock—2.8% (cost $1,766)		2,048

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $1,414, collateralized by FNMA, 1.670%, due 11/20/18	$1,414	$1,414
Total Repurchase Agreement—2.0% (cost $1,414)		1,414
Total Investments—101.1% (cost $63,611)		73,188
Liabilities, plus cash and other assets—(1.1)%		(799)
Net assets—100.0%		$72,389

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	28.1%
Financials	27.5%
Consumer Discretionary	16.0%
Health Care	6.7%
Industrials	6.4%
Consumer Staples	4.8%
Utilities	4.4%
Telecommunication Services	2.6%
Energy	1.9%
Materials	1.6%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	18.1%
Brazilian Real	14.4%
U.S. Dollar	12.9%
South African Rand	12.1%
Hong Kong Dollar	10.3%
South Korean Won	8.3%
Mexican Peso	6.4%
New Taiwan Dollar	5.9%
Indonesian Rupiah	5.5%
Turkish Lira	1.4%
UAE Dirham	1.4%
All Other Currencies	3.3%
Total	100.0%

See accompanying Notes to Financial Statements.

92	Semiannual Report	June 30, 2014

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 7.45% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI Index (net) (the “Index”), increased 6.48%.

The Fund’s outperformance for the six-month period relative to the Index was driven by strong security selection in the Financials sector primarily, in addition to Consumer Discretionary and Energy. Sector positioning was another key contributor for the period, led by the underweighting in Materials and overweighting in Information Technology. Within Financials, banking, insurance and real estate holdings bolstered relative results. Notable performers in these industries were Bank Rakyat Indonesia, HDFC Bank, Itau Unibanco, BB Seguridade Participacoes, BR Malls Participacoes and Emaar Properties. Regionally, Asia and Latin America security selection were positive, with relative strength in Indonesia, Taiwan, Brazil, and Mexico holdings. These contributors were partially offset by relatively weak selection in Consumer Staples, Industrials, and Utilities. Within Consumer Staples, Magnit, a Russian grocery store operator, was the key detractor, due to weaker than expected financial results and broader Russia risk aversion amid the crisis in Ukraine. Within Industrials, airline holdings Air Arabia, Copa Holdings, and Pegasus Hava Tasimaciligi hampered results, while China’s Huaneng Renewables weighed on Utilities performance. Regionally, Europe, the Middle East, and Africa selection was hampered by relative underperformance in South Africa, Turkey, and Russia holdings, more than offsetting the positive impact of the Fund’s exposure to the United Arab Emirates (UAE).

June 30, 2014	William Blair Funds	93

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014
	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	7.45%	15.84%	2.97%	11.81%	10.19%
Class I	7.55	16.06	3.26	12.13	10.47
Institutional Class	7.73	16.36	3.48	12.36	10.67
MSCI Emerging Markets IMI (net)	6.48	14.31	-0.27	9.52	10.01

(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

94	Semiannual Report	June 30, 2014

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—56.1%
	China—10.7%
	AAC Technologies Holdings, Inc. (Electronic equipment, instruments & components)	449,959	$2,926
	Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	195,842	152
*	Baidu, Inc.—ADR (Internet software & services)	59,779	11,167
	Beijing Enterprises Water Group, Ltd. (Water utilities)	6,570,000	4,391
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	2,852,000	5,336
	China Gas Holdings, Ltd. (Gas utilities)	1,400,000	2,890
	China Oilfield Services, Ltd. Class “H” (Energy equipment & services)	1,848,000	4,440
	CIMC Enric Holdings, Ltd. (Machinery)	1,676,000	2,210
	ENN Energy Holdings, Ltd. (Gas utilities)	140,000	1,006
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	6,755,932	2,231
	Lenovo Group, Ltd. (Technology hardware storage & peripherals)	7,546,000	10,243
*	Qihoo 360 Technology Co., Ltd.—ADR (Internet software & services)	37,669	3,467
	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class “H” (Pharmaceuticals)	854,000	3,190
	Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	7,564,000	4,606
	Tencent Holdings, Ltd. (Internet software & services)	1,638,480	25,052
*	Vipshop Holdings, Ltd.—ADR (Internet & catalog retail)	30,199	5,670
	Want Want China Holdings, Ltd. (Food products)	3,417,863	4,913
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	82,470	2,710
*	YY, Inc.—ADR (Internet software & services)	51,014	3,851
*	Zhuzhou CSR Times Electric Co., Ltd. Class “H” (Electrical equipment)	647,000	1,962
			102,413
	India—16.8%
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	146,735	2,435
	HCL Technologies, Ltd. (IT services)	420,197	10,501
	HDFC Bank, Ltd. (Banks)	1,491,749	20,368
	Hero MotoCorp, Ltd. (Automobiles)	103,247	4,514
*	Housing Development Finance Corporation (Thrifts & mortgage finance)	1,192,836	19,575
	IndusInd Bank, Ltd. (Banks)	523,313	4,969
	ITC, Ltd. (Tobacco)	1,812,478	9,824
	Larsen & Toubro, Ltd. (Construction & engineering)	160,080	4,533
	Lupin, Ltd. (Pharmaceuticals)	462,164	8,069
	Mahindra & Mahindra, Ltd. (Automobiles)	667,458	12,740

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Maruti Suzuki India, Ltd. (Automobiles)	286,525	$11,612
	Motherson Sumi Systems, Ltd. (Auto components)	582,285	3,137
	Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	935,177	10,690
	Tata Consultancy Services, Ltd. (IT services)	269,052	10,798
	Tata Motors, Ltd. (Automobiles)	2,659,397	19,039
	Tech Mahindra, Ltd. (IT services)	71,769	2,566
	Ultratech Cement, Ltd. (Construction materials)	103,245	4,439
			159,809
	Indonesia—4.5%
	PT Astra International Tbk (Automobiles)	26,452,800	16,233
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	16,312,021	14,207
	PT Jasa Marga Persero Tbk (Transportation infrastructure)	4,114,500	2,074
	PT Kalbe Farma Tbk (Pharmaceuticals)	49,604,215	6,946
	PT Media Nusantara Citra Tbk (Media)	12,659,500	2,947
			42,407
	Malaysia—0.2%
	Guinness Anchor Bhd (Beverages)	341,198	1,396
	Papua New Guinea—1.1%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	1,188,650	10,838
	Philippines—0.4%
	Universal Robina Corporation (Food products)	978,230	3,458
	South Korea—8.9%
	Amorepacific Corporation (Personal products)	1,614	2,431
	Coway Co., Ltd. (Household durables)	41,892	3,507
	Halla Visteon Climate Control Corporation (Auto components)	89,340	4,044
	Hyundai Motor Co. (Automobiles)	62,369	14,147
	International Container Terminal Services, Inc. (Transportation infrastructure)	1,335,400	3,396
	NAVER Corporation (Internet software & services)	12,894	10,641
	Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	23,480	30,679
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	342,710	16,444
			85,289
	Taiwan—12.9%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	218,000	1,862
	Delta Electronics, Inc. (Electronic equipment, instruments & components)	3,116,000	22,698

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	95

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Taiwan—(continued)
E.Sun Financial Holding Co., Ltd. (Banks)	3,578,003	$2,295
Fubon Financial Holding Co., Ltd. (Diversified financial services)	11,211,560	16,203
Hiwin Technologies Corporation (Machinery)	282,000	3,480
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	188,000	14,986
MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,577,000	26,672
Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	770,000	3,791
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,468,119	31,403
		123,390
Thailand—0.6%
Airports of Thailand PCL (Transportation infrastructure)	394,100	2,411
Kasikornbank PCL (Banks)	555,600	3,492
		5,903

Emerging Latin America—21.8%
Brazil—13.7%
AMBEV S.A.—ADR (Beverages)	3,678,939	25,900
BB Seguridade Participacoes S.A. (Insurance)	2,105,900	30,919
BR Malls Participacoes S.A. (Real estate management & development)	1,552,190	13,207
CCR S.A (Transportation infrastructure)	1,289,389	10,504
Cielo S.A. (IT services)	1,280,000	26,359
Kroton Educacional S.A. (Diversified consumer services)	279,680	7,843
Tractebel Energia S.A. (Independent power & renewable electricity producers)	279,638	4,176
Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	375,400	8,937
Weg S.A. (Machinery)	254,540	3,259
		131,104
Chile—1.2%
Banco Santander Chile—ADR (Banks)	163,712	4,330
S.A.C.I. Falabella (Multiline retail)	771,813	6,992
		11,322
Colombia—0.6%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	283,565	5,761
Mexico—4.4%
Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	2,038,269	7,147
Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	1,915,410	13,698

Issuer		Shares	Value
	‘
	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—(continued)
	Grupo Lala S.A.B. de C.V. (Food products)	994,700	$2,631
	Infraestructura Energetica Nova S.A.B. de C.V. (Gas utilities)	592,900	3,290
*	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Construction & engineering)	328,000	4,376
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	3,924,600	10,521
			41,663
	Panama—0.2%
	Copa Holdings S.A. Class “A” (Airlines)†	15,463	2,205
	Peru—1.7%
	Credicorp, Ltd. (Banks)†	88,063	13,691
	Intercorp Financial Services, Inc. (Banks)	76,070	2,490
			16,181

	Emerging Europe, Mid-East, Africa—16.0%
	Georgia—0.3%
	Bank of Georgia Holdings plc (Banks)	59,779	2,404
	Greece—0.2%
*	JUMBO S.A. (Specialty retail)	129,130	2,115
	Nigeria—0.7%
	Guaranty Trust Bank plc (Banks)	13,230,710	2,350
	Nestle Nigeria plc (Food products)	320,038	2,259
	Nigerian Breweries plc (Beverages)	2,206,625	2,329
			6,938
	Poland—0.7%
	Powszechna Kasa Oszczednosci Bank Polski S.A. (Banks)	538,478	6,685
	Qatar—0.8%
	Qatar National Bank S.A.Q. (Banks)	171,003	7,670
	Russia—0.4%
*	Mail.ru Group Ltd.—144A—GDR (Internet software & services)†	17,614	621
*	Mail.ru Group, Ltd.—GDR (Internet software & services)	98,206	3,462
			4,083
	South Africa—9.0%
	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	345,159	9,700
	Bidvest Group, Ltd. (Industrial conglomerates)	252,009	6,696
	Discovery, Ltd. (Insurance)	378,493	3,458
	FirstRand, Ltd. (Diversified financial services)	3,651,049	13,990
	Life Healthcare Group Holdings, Ltd. (Health care providers & services)	1,180,974	4,607
	Mr. Price Group, Ltd. (Specialty retail)	213,214	3,625
	MTN Group, Ltd. (Wireless telecommunication services)	853,270	17,971

See accompanying Notes to Financial Statements.

96	Semiannual Report	June 30, 2014

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	South Africa—(continued)
	Naspers, Ltd. (Media)	171,247	$20,161
	Sasol, Ltd. (Oil, gas & consumable fuels)	85,139	5,062
			85,270
	Turkey—1.4%
	Turkiye Garanti Bankasi A.S. (Banks)	3,501,255	13,700
	United Arab Emirates—2.5%
*	DAMAC Real Estate Development Ltd.—144A—GDR (Real estate management & development)	133,665	2,165
	DP World, Ltd. (Transportation infrastructure)	136,600	2,691
	Dragon Oil plc (Oil, gas & consumable fuels)	449,214	4,717
	Emaar Properties PJSC (Real estate management & development)	2,457,763	5,628
	First Gulf Bank PJSC (Banks)	1,944,714	8,419
			23,620
	Total Common Stocks—93.9% (cost $753,298)		895,624

	Preferred Stock
	Brazil—2.4%
	Itau Unibanco Holding S.A. (Banks)	1,551,713	22,452

	Total Preferred Stock—2.4% (cost $18,537)		22,452

	Affiliated Fund

	Emerging Asia—2.6%
	China—2.6%
	William Blair China A-Share Fund, LLC	2,362,400	25,160
	Total Affiliated Fund—2.6% (cost $23,624)		25,160

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $11,751, collateralized by FNMA, 1.670%, due 11/20/18	$11,751	$11,751
Total Repurchase Agreement—1.2% (cost $11,751)		11,751
Total Investments—100.1% (cost $807,210)		954,987
Liabilities, plus cash and other assets—(0.1)%		(1,091)
Net assets—100.0%		$953,896

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	97

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	28.8%
Financials	27.5%
Consumer Discretionary	16.0%
Consumer Staples	7.4%
Health Care	5.9%
Industrials	5.6%
Energy	4.3%
Utilities	2.0%
Telecommunication Services	1.9%
Materials	0.6%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	16.9%
U.S. Dollar	14.7%
Brazilian Real	13.5%
New Taiwan Dollar	9.8%
South African Rand	9.0%
South Korean Won	8.7%
Hong Kong Dollar	8.3%
Indonesian Rupiah	4.5%
Mexican Peso	4.4%
UAE Dirham	1.5%
Turkish Lira	1.5%
Australian Dollar	1.1%
All Other Currencies	6.1%
Total	100.0%

As of June 30, 2014, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund and the Fund may redeem its investment weekly.

	Share Activity				Period Ended June 30, 2014 (in thousands)
Security Name	Balance 12/31/2013	Purchases	Sales	Balance 6/30/2014	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	2,362,400	—	—	2,362,400	$25,160	$—	$—	$(2,622)

See accompanying Notes to Financial Statements.

98	Semiannual Report	June 30, 2014

EMERGING MARKETS SMALL CAP GROWTH FUND

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted an 11.11% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 8.98%.

The Fund’s outperformance for the six-month period relative to the Index was driven primarily by favorable security selection in Consumer Discretionary and Industrials, and the overweighting in Consumer Discretionary. Auto components companies Apollo Tyres and Bharat Forgewere notable contributors within Consumer Discretionary, in addition to Kroton Educacional in the education segment and internet flash sale retailer Vipshop Holdings. Regionally, security selection effects were positive across Asia, Europe, the Middle East and Africa, and Latin America, with notable strength in Korea, Taiwan, South Africa, and Brazil. The Fund’s allocations to the United Arab Emirates (UAE), Qatar, and Kenya also bolstered relative performance for the period. These positive effects were partially offset by the Healthcare overweighting and security selection, with particular weakness in Mexico’s Genomma Lab Internacional, which was sold on weaker company fundamentals, and Wuxi Pharmatech of China, which was trimmed in favor of other opportunities. Consumer Staples, Telecommunication Services, and Utilities security selection also detracted from results for the period. From a regional perspective, India and Russia security selection were relatively weak.

June 30, 2014	William Blair Funds	99

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year		Since
	to Date	1 Year	Inception
Class N(a)	11.11%	21.42%	21.57%
Class I(a)	11.30	21.83	21.89
MSCI Emerging Markets Small Cap Index (net)(a)	8.98	14.20	9.01
Institutional Class(b)	11.36	21.99	20.03
MSCI Emerging Markets Small Cap Index (net)(b)	8.98	14.20	7.50

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2014.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

100	Semiannual Report	June 30, 2014

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—69.6%
	Cambodia—0.2%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	470,000	$414
	China—12.8%
*	21Vianet Group, Inc.—ADR (Internet software & services)	37,250	1,116
	Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	76,000	59
	Beijing Enterprises Water Group, Ltd. (Water utilities)	3,440,000	2,299
*	Bitauto Holdings, Ltd.—ADR (Internet software & services)	18,157	884
*	China Biologic Products, Inc. (Biotechnology)	13,384	595
	China Everbright International, Ltd. (Commercial services & supplies)	1,405,000	2,005
	China Medical System Holdings, Ltd. (Pharmaceuticals)	1,098,000	1,345
	CIMC Enric Holdings, Ltd. (Machinery)	128,000	169
	CT Environmental Group, Ltd. (Water utilities)	1,674,000	1,218
	Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	1,116,000	814
	Haitian International Holdings, Ltd. (Machinery)	772,000	1,791
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	161,255	3,949
*	iKang Healthcare Group, Inc.—ADR (Health care providers & services)	64,711	1,122
	Kingsoft Corporation, Ltd. (Software)	239,000	720
	Minth Group, Ltd. (Auto components)	536,000	1,043
*	PAX Global Technology, Ltd. (Electronic equipment, instruments & components)	2,897,000	1,884
	Sinotrans, Ltd. (Air freight & logistics)	3,575,000	2,311
*	TAL Education Group—ADR (Diversified consumer services)	55,945	1,539
*	WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	18,972	623
*	YY, Inc.—ADR (Internet software & services)	17,023	1,285
			26,771
	India—27.1%
	AIA Engineering, Ltd. (Machinery)	84,048	1,084
	Ajanta Pharma, Ltd. (Pharmaceuticals)	17,050	474
	Alembic Pharmaceuticals, Ltd. (Pharmaceuticals)	250,095	1,110
	Amara Raja Batteries, Ltd. (Electrical equipment)	217,921	1,700
	Apollo Tyres, Ltd. (Auto components)	587,144	1,947
	Bata India, Ltd. (Textiles, apparel & luxury goods)	60,872	1,309
	Berger Paints India, Ltd. (Chemicals)	273,412	1,321
	Bharat Forge, Ltd. (Auto components)	284,454	2,989
	Blue Dart Express, Ltd. (Air freight & logistics)	21,309	1,488

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Britannia Industries, Ltd. (Food products)	74,432	$1,250
	Eicher Motors, Ltd. (Machinery)	24,681	3,272
	Federal Bank, Ltd. (Banks)	810,974	1,808
	Glenmark Pharmaceuticals, Ltd. (Pharmaceuticals)	93,268	883
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	498,097	1,665
	Havells India, Ltd. (Electrical equipment)	193,276	3,741
	IndusInd Bank, Ltd. (Banks)	371,256	3,525
	Ipca Laboratories, Ltd. (Pharmaceuticals)	167,633	2,442
*	Just Dial, Ltd. (Internet software & services)	26,861	650
*	Kajaria Ceramics, Ltd. (Building products)	94,900	840
	Kaveri Seed Co., Ltd. (Food products)	82,591	1,044
	LIC Housing Finance, Ltd. (Thrifts & mortgage finance)	362,923	1,976
	Mahindra & Mahindra Financial Services, Ltd. (Consumer finance)	257,501	1,207
*	Marico Kaya Enterprises, Ltd. (Personal products)**§(a)	835	—
	Marico, Ltd. (Personal products)	145,844	594
	Motherson Sumi Systems, Ltd. (Auto components)	672,005	3,620
	MRF, Ltd. (Auto components)	5,491	2,161
	Oberoi Realty, Ltd. (Real estate management & development)	138,919	598
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	14,978	1,789
	Persistent Systems, Ltd. (IT services)	79,546	1,426
	Pidilite Industries, Ltd. (Chemicals)	50,589	274
	Rallis India, Ltd. (Chemicals)	265,141	998
	Shree Cement, Ltd. (Construction materials)	9,131	1,093
	Sobha Developers, Ltd. (Real estate management & development)	143,999	1,190
	TVS Motor Co., Ltd. (Automobiles)	591,881	1,590
	Voltas, Ltd. (Construction & engineering)	160,390	582
	Yes Bank, Ltd. (Banks)	326,392	2,942
			56,582
	Indonesia—6.2%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	35,891,100	2,664
	PT Ciputra Development Tbk (Real estate management & development)	16,909,500	1,319
	PT Jasa Marga (Transportation infrastructure)	3,552,500	1,791
	PT Matahari Department Store Tbk (Multiline retail)	2,155,500	2,509
	PT Pakuwon Jati Tbk (Real estate management & development)	71,701,500	2,111
*	PT Siloam International Hospitals Tbk (Health care providers & services)	516,100	629
	PT Surya Citra Media Tbk (Media)	6,268,500	1,896
			12,919

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	101

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Malaysia—1.3%
	Cahya Mata Sarawak Bhd (Industrial conglomerates)	117,500	$137
	Dayang Enterprise Holdings Bhd (Energy equipment & services)	1,273,500	1,428
	Silverlake Axis, Ltd. (Software)	1,265,000	1,217
			2,782
	Pakistan—1.6%
	Lucky Cement, Ltd. (Construction materials)	372,400	1,549
	United Bank, Ltd. (Banks)	1,111,000	1,903
			3,452
	Philippines—4.8%
*	East West Banking Corporation (Banks)	706,400	488
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	571,450	2,304
	Megaworld Corporation (Real estate management & development)	13,082,000	1,349
	Puregold Price Club, Inc. (Food & staples retailing)	1,421,800	1,414
	RFM Corporation (Food products)	5,156,100	714
	Robinsons Land Corporation (Real estate management & development)	1,294,700	700
*	Robinsons Retail Holdings, Inc. (Food & staples retailing)	868,370	1,451
	Universal Robina Corporation (Food products)	474,050	1,676
			10,096
	South Korea—5.4%
	Grand Korea Leisure Co., Ltd. (Hotels, restaurants & leisure)	36,660	1,507
	Halla Climate Control Corporation (Auto components)	52,830	2,392
	Hanssem Co., Ltd. (Household durables)	5,010	385
	Hotel Shilla Co., Ltd. (Hotels, restaurants & leisure)	26,176	2,365
	Interpark Corporation (Internet & catalog retail)	22,214	239
	KEPCO Plant Service & Engineering Co., Ltd. (Commercial services & supplies)	17,130	1,172
	Paradise Co., Ltd. (Hotels, restaurants & leisure)	84,821	3,135
			11,195
	Sri Lanka—0.4%
	Commercial Bank of Ceylon plc (Banks)	843,881	906
	Taiwan—7.7%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	144,000	1,230
	Airtac International Group (Machinery)	208,000	2,240
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	125,300	1,519
	Ginko International Co., Ltd. (Health care equipment & supplies)	10,000	173

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
*	Green Seal Holding, Ltd. (Chemicals)	64,000	$460
	Hermes Microvision, Inc. (Semiconductors & semiconductor equipment)	27,000	1,071
	Hiwin Technologies Corporation (Machinery)	184,000	2,271
	King Slide Works Co., Ltd. (Machinery)	210,000	3,003
	Merry Electronics Co., Ltd. (Electronic equipment, instruments & components)	207,000	1,106
	PChome Online, Inc. (Internet software & services)	180,000	1,995
	Poya Co., Ltd. (Multiline retail)	104,000	608
	Yungtay Engineering Co., Ltd. (Machinery)	155,000	369
			16,045
	Thailand—2.1%
	Central Plaza Hotel PCL (Hotels, restaurants & leisure)	850,587	969
	Delta Electronics Thailand PCL (Electronic equipment, instruments & components)	372,300	717
	KCE Electronics PCL (Electronic equipment, instruments & components)	1,123,000	1,220
	Minor International PCL (Hotels, restaurants & leisure)	1,588,610	1,432
			4,338

	Emerging Europe, Mid-East, Africa—16.2%
	Georgia—0.8%
	Bank of Georgia Holdings plc (Banks)	33,629	1,352
*	TBC Bank JSC—144A—GDR (Banks)	19,011	269
			1,621
	Greece—1.9%
*	Hellenic Exchanges—Athens Stock Exchange S.A. Holding (Diversified financial services)	94,141	1,070
*	JUMBO S.A. (Specialty retail)	73,433	1,202
	OPAP S.A. (Hotels, restaurants & leisure)	97,956	1,744
			4,016
	Kenya—1.8%
	Equity Bank, Ltd. (Banks)	2,070,600	1,110
	Kenya Commercial Bank, Ltd. (Banks)	1,070,500	623
	Safaricom, Ltd. (Wireless telecommunication services)	13,816,500	1,971
			3,704
	Nigeria—1.5%
	Guaranty Trust Bank plc (Banks)	7,391,281	1,313
	Nestle Nigeria plc (Food products)	251,166	1,773
			3,086
	Poland—2.3%
	Bank Millennium S.A. (Banks)	1,050,802	2,688
	LPP S.A. (Textiles, apparel & luxury goods)	765	2,116
			4,804

See accompanying Notes to Financial Statements.

102	Semiannual Report	June 30, 2014

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Qatar—1.2%
	Al Meera Consumer Goods Co. (Food & staples retailing)	9,387	$436
	Gulf International Services OSC (Energy equipment & services)	28,700	726
	Qatar Insurance Co. (Insurance)	33,625	739
	Qatar International Islamic Bank (Banks)	32,012	642
			2,543
	South Africa—3.9%
	AVI, Ltd. (Food products)	106,168	611
*	Brait SE (Capital markets)	200,944	1,234
	Clicks Group, Ltd. (Food & staples retailing)	71,115	425
	Coronation Fund Managers, Ltd. (Capital markets)	263,468	2,366
	Discovery, Ltd. (Insurance)	26,133	239
	Famous Brands, Ltd. (Hotels, restaurants & leisure)	136,016	1,234
	Mr Price Group, Ltd. (Specialty retail)	124,808	2,122
			8,231
	Turkey—1.1%
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	310,104	1,925
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	512,878	419
			2,344
	United Arab Emirates—1.7%
	Al Noor Hospitals Group plc (Health care providers & services)	37,839	662
*	DAMAC Real Estate Development, Ltd.— 144A—GDR (Real estate management & development)	60,292	977
	Emirates REIT CEIC, Ltd. (Real estate investment trusts (REITs))	344,178	478
	National Bank of Ras Al-Khaimah (Banks)	196,839	454
	NMC Health plc (Health care providers & services)	125,808	1,076
			3,647

	Emerging Latin America—13.6%
	Brazil—10.3%
	Estacio Participacoes S.A. (Diversified consumer services)	331,500	4,388
	GAEC Educacao S.A. (Diversified consumer services)	89,300	1,203
	Kroton Educacional S.A. (Diversified consumer services)	135,220	3,792
	Linx S.A. (Software)	109,600	2,569
	Lojas Renner S.A. (Multiline retail)	32,200	1,032
*	Qualicorp S.A. (Health care providers & services)	263,600	3,114
	Raia Drogasil S.A. (Food & staples retailing)	287,900	2,377
		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Ser Educacional S.A. (Diversified consumer services)	102,800	$1,188
	Smiles S.A. (Media)	87,700	1,865
			21,528
	Mexico—3.3%
*	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	859,008	3,089
	Banregio Grupo Financiero S.A.B. de C.V. (Banks)	188,508	1,118
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	265,100	1,795
	Megacable Holdings S.A.B. de C.V. (Media)	205,600	869
			6,871
	Total Common Stocks—99.4% (cost $171,076)		207,895

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 06/30/14, due 07/01/14, repurchase price $5,320, collateralized by FNMA, 1.670%, due 11/20/18	$5,320	5,320
	Total Repurchase Agreement—2.6% (cost $5,320)		5,320
	Total Investments—102.0% (cost $176,396)		213,215
	Liabilities, plus cash and other assets—(2.0)%		(4,152)
	Net assets—100.0%		$209,063

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2014.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the net assets at June 30, 2014.

(a) Value is less than the minimum amount disclosed.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	103

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

At June 30, 2014, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	33.9%
Financials	19.6%
Industrials	15.3%
Information Technology	11.1%
Health Care	7.2%
Consumer Staples	6.6%
Materials	2.7%
Utilities	1.7%
Energy	1.0%
Telecommunication Services	0.9%
Total	100.0%

At June 30, 2014, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	27.2%
Brazilian Real	10.3%
Hong Kong Dollar	7.7%
New Taiwan Dollar	7.7%
Indonesian Rupiah	6.2%
U.S. Dollar	6.2%
South Korean Won	5.4%
Philippine Peso	4.9%
South African Rand	4.0%
Mexican Peso	3.3%
Euro	2.9%
Thai Baht	2.1%
Kenyan Shilling	1.8%
Pakistan Rupee	1.7%
British Pound Sterling	1.5%
Nigerian Naira	1.5%
Polish Zloty	1.3%
Qatari Rial	1.2%
Turkish Lira	1.1%
All Other Currencies	2.0%
Total	100.0%

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2014

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Bond Fund (Class N shares) posted a 4.38% increase, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index (the “Index”), increased 3.93%.

Portfolio Results

Several factors contributed to the Fund’s outperformance relative to the Index during the first half of 2014. Positioning within emerging markets-related bonds that we deemed to be “global leaders” was additive. Odebrecht, Embraer, Pemex, Republic of Turkey, and Dubai Ports are some emerging markets-related names that contributed to outperformance. Security selection in investment-grade corporate bonds also had a positive impact on results. Positions that fared well included Express Scripts, Westfield Group, and Hewlett-Packard. An allocation to high-yield corporate bonds contributed to performance, as positions in Jaguar Land Rover and American Axle added value. Within the mortgage-backed securities (MBS) sector, emphasis on higher-coupon pools impacted results favorably on a duration-adjusted basis

Despite the Fund’s outperformance, some factors detracted from performance on a relative basis. The Fund’s avoidance of lower-coupon MBS detracted, as MBS pools with coupons lower than 3.50% performed well in the falling rate environment. The Fund’s interest rate positioning also hindered results, as the Fund maintained a defensive duration posture that detracted as longer-term rates fell.

Outlook

Fixed income gained during the second quarter and year-to-date as longer-term interest rates declined. The 10-year Treasury note yielded 2.53% at June 30, 2014 month end.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility spiked during 2013 due to uncertainty surrounding who would lead the Federal Reserve (the Fed) in 2014 and beyond and what effect reduced quantitative easing programs would have on interest rates. Interest rate volatility declined later in the year after those uncertainties were addressed; Janet Yellen was announced to be the next Chairperson of the Fed and the Federal Open Market Committee (FOMC) announced it would taper its large-scale asset purchase program during 2014.

While the FOMC began to slow the pace of its quantitative easing purchases, it continues to maintain its zero interest rate policy for the federal funds rate that has been in place since December 2008. The FOMC stated that it expects interest rates to remain at lower levels even after the asset purchase program ends.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (LBOs), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Corporate risk premiums are at levels near their longer-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

June 30, 2014	William Blair Funds	105

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	4.38%	6.53%	5.20%	6.46%	5.90%
Class I	4.58	6.71	5.37	6.65	6.08
Institutional Class	4.66	6.88	5.53	6.79	6.23
Barclays U.S. Aggregate Bond Index	3.93	4.37	3.66	4.85	5.07

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

106	Semiannual Report	June 30, 2014

Bond Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—45.8%
	U.S. Treasury Inflation Indexed Notes/Bonds—6.3%
	U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$1,332	$1,501
	U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	10,094	14,771
	Total U.S. Treasury Inflation Indexed Notes/Bonds		16,272
	U.S. Treasury—0.5%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,500	1,344
	Government National Mortgage Association (GNMA)—1.4%
#	623162, 6.500%, due 7/15/18	32	34
#	589335, 6.500%, due 10/15/22	37	42
#	357322, 7.000%, due 9/15/23	13	14
#	616250, 6.000%, due 2/15/24	6	6
#	422470, 7.500%, due 3/15/26	1	1
#	509405, 7.500%, due 8/15/29	1	1
	GNR 2004-2 M5, 4.891%, due 7/16/34	56	57
#	699118, 6.000%, due 9/15/38	3,060	3,479
	Total GNMA Mortgage Obligations		3,634
	Federal Home Loan Mortgage Corp. (FHLMC)—6.5%
#	G12258, 6.000%, due 8/1/16	8	8
#	J04096, 6.500%, due 1/1/17	15	16
#	E90398, 7.000%, due 5/1/17	32	33
#	G11549, 7.000%, due 7/1/17	4	4
#	G90027, 6.000%, due 11/17/17	8	8
#	G30093, 7.000%, due 12/1/17	9	10
#	O20005, 6.500%, due 1/1/18	9	9
#	E96940, 4.500%, due 6/1/18	43	45
#	G30254, 6.500%, due 5/1/19	10	12
#	J02986, 6.500%, due 7/1/21	24	26
#	G30255, 7.000%, due 7/1/21	9	10
#	G30243, 6.000%, due 12/1/21	8	9
#	D95621, 6.500%, due 7/1/22	39	43
#	J16051, 4.500%, due 7/1/26	1,113	1,204
#	J19032, 3.500%, due 5/1/27	224	237
#	G02183, 6.500%, due 3/1/30	45	51
#	G01728, 7.500%, due 7/1/32	174	202
#	C01385, 6.500%, due 8/1/32	158	182
#	A13303, 5.000%, due 9/1/33	646	730
#	C01623, 5.500%, due 9/1/33	201	226
#	A15039, 5.500%, due 10/1/33	3	3
#	G01705, 5.500%, due 6/1/34	1,293	1,475
#	G01843, 6.000%, due 6/1/35	37	42
#	G02141, 6.000%, due 3/1/36	917	1,050
#	A62179, 6.000%, due 6/1/37	392	449
#	A63539, 6.000%, due 7/1/37	518	592
#	A62858, 6.500%, due 7/1/37	236	266
#	G03170, 6.500%, due 8/1/37	541	610
#	A66843, 6.500%, due 10/1/37	1,466	1,691
#	G04053, 5.500%, due 3/1/38	127	144
#	A78138, 5.500%, due 6/1/38	631	718

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#	G04466, 5.500%, due 7/1/38	$336	$382
#	G04544, 6.000%, due 8/1/38	1,421	1,607
#	A81799, 6.500%, due 9/1/38	1,076	1,239
#	A86143, 5.000%, due 5/1/39	82	91
#	G06017, 5.500%, due 6/1/40	293	331
#	C03665, 9.000%, due 4/1/41	1,248	1,514
#	G06583, 5.000%, due 6/1/41	1,380	1,560
	Total FHLMC Mortgage Obligations		16,829
	Federal National Mortgage Association (FNMA)—31.1%
#	576553, 8.000%, due 2/1/16	14	14
#	580793, 6.000%, due 4/1/16	1	1
#	555747, 8.000%, due 5/1/16	1	1
#	624506, 6.000%, due 1/1/17	1	1
#	679247, 7.000%, due 8/1/17	4	5
#	689612, 5.000%, due 5/1/18	118	125
#	695910, 5.000%, due 5/1/18	255	271
#	697593, 5.000%, due 5/1/18	223	237
#	251960, 6.000%, due 9/1/18	3	4
#	770395, 5.000%, due 4/1/19	5	6
#	788424, 5.500%, due 9/1/19	32	35
#	835563, 7.000%, due 10/1/20	25	27
#	900725, 6.000%, due 8/1/21	63	68
#	893325, 7.000%, due 9/1/21	27	29
#	735104, 7.000%, due 5/1/22	6	6
#	889342, 5.000%, due 3/1/23	93	100
#	AA2924, 4.500%, due 4/1/24	420	454
#	AC1848, 4.500%, due 9/1/24	582	631
#	932095, 4.000%, due 11/1/24	2,235	2,402
#	255956, 5.500%, due 10/1/25	32	36
#	AH2671, 4.000%, due 1/1/26	292	314
#	890329, 4.000%, due 4/1/26	788	845
#	AI4872, 4.500%, due 6/1/26	599	649
#	AL2851, 4.000%, due 8/1/26	5,201	5,593
#	AI9811, 4.500%, due 8/1/26	371	402
#	AH9564, 3.500%, due 9/1/26	918	977
#	AJ3203, 4.000%, due 10/1/26	153	165
#	AJ7724, 4.000%, due 12/1/26	758	816
#	AJ9402, 4.000%, due 12/1/26	1,711	1,840
#	AB4818, 4.000%, due 4/1/27	976	1,050
#	AL2590, 4.000%, due 7/1/27	1,828	1,966
#	AV6413, 4.000%, due 2/1/29	2,886	3,104
#	252925, 7.500%, due 12/1/29	2	2
#	535977, 6.500%, due 4/1/31	13	15
#	253907, 7.000%, due 7/1/31	2	3
#	587849, 6.500%, due 11/1/31	21	24
#	545437, 7.000%, due 2/1/32	85	99
#	545759, 6.500%, due 7/1/32	796	906
#	545869, 6.500%, due 7/1/32	2,507	2,829
#	678007, 6.000%, due 9/1/32	14	16
#	670385, 6.500%, due 9/1/32	1,230	1,432
#	254548, 5.500%, due 12/1/32	92	103
#	684601, 6.000%, due 3/1/33	804	913
#	703391, 5.000%, due 5/1/33	113	127
#	708993, 5.000%, due 6/1/33	46	52

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	107

Bond Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal National Mortgage Association (FNMA)—(continued)
#	730131, 5.000%, due 8/1/33	$78	$88
#	190340, 5.000%, due 9/1/33	92	103
#	254868, 5.000%, due 9/1/33	10	11
#	727056, 5.000%, due 9/1/33	583	660
#	739243, 6.000%, due 9/1/33	1,050	1,201
#	739331, 6.000%, due 9/1/33	516	591
#	555800, 5.500%, due 10/1/33	101	114
#	555946, 5.500%, due 11/1/33	478	546
#	756153, 5.500%, due 11/1/33	1,054	1,199
#	725017, 5.500%, due 12/1/33	82	94
#	725205, 5.000%, due 3/1/34	1,264	1,411
#	725232, 5.000%, due 3/1/34	1,624	1,813
#	725238, 5.000%, due 3/1/34	473	529
#	763798, 5.500%, due 3/1/34	149	170
#	776964, 5.000%, due 4/1/34	404	454
#	725611, 5.500%, due 6/1/34	188	211
#	783786, 5.500%, due 7/1/34	164	188
#	786546, 6.000%, due 7/1/34	441	504
#	787816, 6.000%, due 7/1/34	527	602
#	190353, 5.000%, due 8/1/34	136	152
#	794474, 6.000%, due 10/1/34	74	84
#	745092, 6.500%, due 7/1/35	606	691
#	357944, 6.000%, due 9/1/35	40	45
#	829306, 6.000%, due 9/1/35	482	550
#	836140, 5.500%, due 10/1/35	78	89
#	843487, 6.000%, due 10/1/35	159	182
#	849191, 6.000%, due 1/1/36	263	299
#	745349, 6.500%, due 2/1/36	538	608
#	888305, 7.000%, due 3/1/36	17	19
#	895637, 6.500%, due 5/1/36	174	197
#	831540, 6.000%, due 6/1/36	60	68
#	745802, 6.000%, due 7/1/36	280	320
#	886220, 6.000%, due 7/1/36	532	598
#	893318, 6.500%, due 8/1/36	74	84
#	831926, 6.000%, due 12/1/36	16	18
#	902974, 6.000%, due 12/1/36	474	535
#	909480, 6.000%, due 2/1/37	496	565
#	888418, 5.500%, due 5/1/37	727	829
#	938440, 6.000%, due 7/1/37	222	250
#	928561, 6.000%, due 8/1/37	360	411
#	948689, 6.000%, due 8/1/37	439	495
#	946646, 6.000%, due 9/1/37	149	169
#	888967, 6.000%, due 12/1/37	1,274	1,455
#	889385, 6.000%, due 2/1/38	325	372
#	962058, 6.500%, due 3/1/38	2,261	2,551
#	934006, 6.500%, due 9/1/38	663	749
#	986856, 6.500%, due 9/1/38	354	400
#	991911, 7.000%, due 11/1/38	400	474
#	AL3775, 5.000%, due 1/1/39	2,565	2,907
#	AA7611, 5.000%, due 5/1/39	1,293	1,461
#	AA8443, 5.000%, due 6/1/39	359	407
#	931492, 6.000%, due 7/1/39	284	324
#	AA6898, 6.000%, due 7/1/39	1,296	1,482
#	931801, 5.000%, due 8/1/39	1,383	1,553
#	932279, 5.000%, due 12/1/39	155	174
#	AC9569, 5.000%, due 2/1/40	2,086	2,366
#	AE0082, 5.000%, due 5/1/40	830	932

		NRSRO	Principal
Issuer		Rating	Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal National Mortgage Association (FNMA)—(continued)
#	AB1200, 5.500%, due 7/1/40		$2,043	$2,324
#	AD7137, 5.500%, due 7/1/40		3,598	4,110
#	AL0028, 5.000%, due 2/1/41		3,879	4,396
#	AL0913, 6.000%, due 7/1/41		1,879	2,123
#	AK2733, 5.000%, due 2/1/42		2,765	3,136
	Total FNMA Mortgage Obligations			80,138

	Asset-Backed Securities—5.0%
	Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	2,405	2,471
	Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,258	1,288
	Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	1,500	1,508
	GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA-	3,000	3,001
	SLM Student Loan Trust, 2002-1, Tranche B, 0.699%, 1/25/21, VRN.	Aaa	1,331	1,327
	Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa2	1,201	1,206
	SLM Private Education Loan Trust— 144A, 2011-A, Tranche A3, 2.652%, 1/15/43, VRN	AAA	2,000	2,138
	Total Asset-Backed Securities			12,939

	Corporate Obligations—48.1%
	Penske Truck Leasing Co. L.P.— 144A, 3.750%, due 5/11/17	BBB+	2,000	2,127
	L-3 Communications Corporation, 1.500%, due 5/28/17	BBB-	1,000	1,002
	Exelon Generation Co. LLC, 6.200%, due 10/1/17	BBB+	1,160	1,323
	Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,265
	Intesa Sanpaolo SpA, 3.875%, due 1/16/18	BBB+	2,000	2,110
	Banco Davivienda S.A.—144A, 2.950%, due 1/29/18	BBB-	2,000	2,005
	Morgan Stanley, 6.625%, due 4/1/18	A	2,000	2,340
	Bank of America Corporation, 6.875%, due 11/15/18	A	1,100	1,310
	The Goldman Sachs Group, Inc., 1.324%, due 11/15/18, VRN	A	2,300	2,334
	Glencore Funding LLC—144A, 1.587%, due 1/15/19, VRN	BBB	1,500	1,509
	Petrobras Global Finance BV, 2.367%, due 1/15/19, VRN	Baa1	2,900	2,893
	CSX Corporation, 7.375%, due 2/1/19	BBB+	870	1,066

See accompanying Notes to Financial Statements.

108	Semiannual Report	June 30, 2014

Bond Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

	NRSRO	Principal
Issuer	Rating	Amount	Value

Corporate Obligations—(continued)

Cemex S.A.B. de C.V.—144A, 5.875%, due 3/25/19	BB-	$1,500	$1,571
Citigroup, Inc., 8.500%, due 5/22/19	A	2,050	2,623
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	1,850	2,171
Republic Services, Inc., 5.500%, due 9/15/19	BBB+	1,725	1,982
SBA Communications Corporation, 5.625%, due 10/1/19	B	1,250	1,330
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,575	1,841
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	579
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB-	2,500	3,196
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,675	1,867
Ally Financial, Inc., 7.500%, due 9/15/20	BB+	1,000	1,209
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	2,400	2,774
Standard Pacific Corporation, 8.375%, due 1/15/21	B+	1,750	2,082
ArcelorMittal, 6.000%, due 3/1/21	BB+	1,600	1,738
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-	1,000	1,129
Energizer Holdings, Inc., 4.700%, due 5/19/21	BBB-	2,050	2,114
Hewlett-Packard Co., 4.300%, due 6/1/21	A-	2,400	2,572
JBS USA LLC / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB	1,500	1,616
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB	2,275	2,462
Corporation Nacional del Cobre de Chile—144A, 3.875%, due 11/3/21	AA-	1,900	1,978
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	BBB	1,600	1,716
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	1,000	1,110
Post Holdings, Inc., 7.375%, due 2/15/22	B	1,575	1,707
Masco Corporation, 5.950%, due 3/15/22	BBB-	2,475	2,747
United Rentals North America, Inc., 7.625%, due 4/15/22	BB-	1,525	1,719
Discover Financial Services, 5.200%, due 4/27/22	BBB+	2,150	2,390
The Goodyear Tire & Rubber Co., 7.000%, due 5/15/22	B+	1,000	1,115
Triumph Group, Inc.—144A, 5.250%, due 6/1/22	BB-	1,750	1,761
Embraer S.A., 5.150%, due 6/15/22	BBB	2,500	2,700

	NRSRO	Principal
Issuer	Rating	Amount	Value

Corporate Obligations—(continued)

Bancolombia S.A., 5.125%, due 9/11/22	BBB-	$1,750	$1,769
Penske Automotive Group, Inc., 5.750%, due 10/1/22	B	1,000	1,057
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2	2,650	2,814
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	B+	1,550	1,705
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2	1,750	1,771
Owens Corning, 4.200%, due 12/15/22	BBB-	500	514
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB	1,500	1,599
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	2,000	2,013
Avis Budget Car Rental LLC, 5.500%, due 4/1/23	BB-	1,525	1,567
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	1,300	1,284
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	2,500	2,494
BRF S.A.—144A, 4.750%, due 5/22/24	BBB-	2,000	1,975
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,000	1,959
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,000	2,001
Credit Suisse Group AG—144A, 6.250%, due 12/18/24, VRN	BB+	1,000	1,008
The Kroger Co., 8.000%, due 9/15/29	BBB	450	599
Comcast Corporation, 6.450%, due 3/15/37	A-	650	832
DP World Ltd.—144A, 6.850%, due 7/2/37	Baa3	2,000	2,240
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	1,470	1,872
Philip Morris International, Inc., 6.375%, due 5/16/38	A	2,175	2,800
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	1,011
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,565	1,877
Petroleos Mexicanos, 6.500%, due 6/2/41	A3	1,925	2,247
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	2,500	3,054
Gilead Sciences, Inc., 5.650%, due 12/1/41	A-	1,775	2,099
Bank of America Corporation, 5.875%, due 2/7/42	A	2,375	2,831
Odebrecht Finance Ltd.—144A, 7.125%, due 6/26/42	BBB	2,000	2,170
Total Corporate Obligations			124,245

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	109

Bond Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

	Principal
	Amounts/
Issuer	Contracts	Value

Municipal Bond—0.5%
Municipal—0.5%
Commonwealth of Puerto Rico, 8.000%, due 7/1/35	$1,500	$1,321
Total Long-Term Investments—99.4% (cost $245,074)		256,722

Repurchase Agreements
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $659, collateralized by FNMA, 1.670%, due 11/20/18	659	659
Total Repurchase Agreement—0.3% (cost $659)		659

Purchased Option—0.0%
Eurodollar Future, September 2015, Strike $98, Put	300	9
Total Purchased Option—0.0% (cost $121)		9
Total Investments—99.7% (cost $245,854)		257,390
Cash and other assets, less liabilities—0.3%		897
Net assets—100.0%		$258,287

NRSRO = Nationally Recognized Statistical Rating Organization-The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

110	Semiannual Report	June 30, 2014

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) posted a 2.60% increase for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Barclays Intermediate Government/Credit Bond Index (the “Index”), increased 2.25%.

Portfolio Results

Several factors contributed to the Fund’s outperformance relative to the Index during the first half of 2014. The Fund’s emphasis on higher-coupon mortgage-backed security (MBS) pools impacted results favorably on a duration-adjusted basis. The Fund’s performance benefitted from positioning within emerging markets-related bonds that we deemed to be “global leaders.” Emerging market names that contributed to outperformance included Odebrecht, Republic of Turkey, Bancolombia, and Embraer. The Fund also experienced positive security selection within its investment-grade corporate bond holdings, and in particular with positions in Westfield Group and Hewlett-Packard.

Despite the Fund’s outperformance, some factors detracted from performance on a relative basis. The Fund maintained a defensive portfolio duration posture, and this positioning detracted from relative results as longer-term rates fell. In addition, the Fund’s underweight exposure to investment-grade corporate bonds detracted from performance as risk spreads narrowed.

Outlook

Fixed income gained during the second quarter and year-to-date as longer-term interest rates declined. The 10-year Treasury note yielded 2.53% at June 30, 2014.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility spiked during 2013 due to uncertainty surrounding who would lead the Federal Reserve (the Fed) in 2014 and beyond and what effect reduced quantitative easing programs would have on interest rates. Interest rate volatility declined later in the year after those uncertainties were addressed; Janet Yellen was announced to be the next Chairperson of the Fed and the Federal Open Market Committee (FOMC) announced it would taper its large-scale asset purchase program during 2014.

While the FOMC began to slow the pace of its quantitative easing purchases, it continues to maintain its zero interest rate policy for the federal funds rate that has been in place since December 2008. The FOMC stated that it expects interest rates to remain at lower levels even after the asset purchase program ends.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (LBOs), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Corporate risk premiums are at levels near their longer-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

June 30, 2014	William Blair Funds	111

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	2.60%	3.50%	3.19%	4.54%	3.52%
Class I	2.60	3.62	3.40	4.74	3.71
Barclays Intermediate Government/Credit Bond Index	2.25	2.86	2.83	4.09	4.33

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

112	Semiannual Report	June 30, 2014

Income Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		Principal Amount	Value

	U.S. Government and U.S. Government Agency—55.5%
	U.S. Treasury Inflation Indexed Notes/Bonds—5.2%
	U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19	$1,110	$1,250
	U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21	3,684	3,994
	Total U.S. Treasury Inflation Indexed Notes/Bonds		5,244
	U.S. Treasury—0.9%
	U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,000	895
	Government National Mortgage Association (GNMA)—0.1%
#	780405, 9.500%, due 11/15/17	37	40
#	357322, 7.000%, due 9/15/23	45	50
	Total GNMA Mortgage Obligations		90
	Federal Home Loan Mortgage Corp. (FHLMC)—11.2%
#	E81703, 7.000%, due 5/1/15	8	8
#	E81697, 8.000%, due 5/1/15	72	73
#	E81908, 8.500%, due 12/1/15	10	10
#	J02184, 8.000%, due 4/1/16	17	17
#	G90022, 8.000%, due 9/17/16	13	13
#	M30028, 5.500%, due 5/1/17	5	5
#	E90398, 7.000%, due 5/1/17	215	226
#	E97112, 4.000%, due 5/1/18	82	88
#	D95621, 6.500%, due 7/1/22	1,005	1,133
#	J16051, 4.500%, due 7/1/26	1,607	1,739
#	J19032, 3.500%, due 5/1/27	1,118	1,186
#	A45790, 7.500%, due 5/1/35	157	180
#	G02141, 6.000%, due 3/1/36	459	525
#	A66843, 6.500%, due 10/1/37	531	613
#	A81799, 6.500%, due 9/1/38	603	695
#	G06964, 5.500%, due 11/1/38	1,715	1,957
#	C03665, 9.000%, due 4/1/41	605	734
#	G06583, 5.000%, due 6/1/41	1,725	1,950
	Total FHLMC Mortgage Obligations		11,152
	Federal National Mortgage Association (FNMA)—38.1%
#	567027, 7.000%, due 9/1/14	1	1
#	567026, 6.500%, due 10/1/14	1	1
#	458124, 7.000%, due 12/15/14	2	2
#	576554, 8.000%, due 1/1/16	130	134
#	576553, 8.000%, due 2/1/16	211	218
#	555747, 8.000%, due 5/1/16	8	8
#	735569, 8.000%, due 10/1/16	78	81
#	725410, 7.500%, due 4/1/17	23	24
#	643217, 6.500%, due 6/1/17	67	70
#	679247, 7.000%, due 8/1/17	263	275
#	695910, 5.000%, due 5/1/18	265	282
#	740847, 6.000%, due 10/1/18	142	149
#	323501, 6.500%, due 1/1/19	52	59
#	751313, 5.000%, due 3/1/19	238	255
#	852864, 7.000%, due 7/1/20	693	749
#	458147, 10.000%, due 8/15/20	136	147
#	835563, 7.000%, due 10/1/20	269	290
#	831430, 5.500%, due 3/1/21	424	463

Issuer		NRSRO Rating	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)
	Federal National Mortgage Association (FNMA)—(continued)
#	735574, 8.000%, due 3/1/22		$182	$199
#	679253, 6.000%, due 10/1/22		506	575
	FNR G93-19 SH, 11.234%, due 4/25/23, VRN		11	16
#	982878, 4.500%, due 5/1/23		376	407
#	932095, 4.000%, due 11/1/24		7,090	7,623
#	AC5124, 4.000%, due 11/1/24		435	467
#	932100, 4.500%, due 11/1/24		1,509	1,635
#	AC6257, 4.000%, due 12/1/24		244	262
#	AD4073, 4.000%, due 5/1/25		175	188
#	935995, 4.000%, due 6/1/25		154	165
#	AD8164, 4.000%, due 8/1/25		644	693
#	AE1176, 4.000%, due 8/1/25		468	504
#	255956, 5.500%, due 10/1/25		95	107
#	AL2851, 4.000%, due 8/1/26		2,229	2,397
#	AI9811, 4.500%, due 8/1/26		633	686
#	AJ3203, 4.000%, due 10/1/26		1,532	1,648
#	AJ7724, 4.000%, due 12/1/26		674	725
#	256639, 5.000%, due 2/1/27		17	19
#	AB4818, 4.000%, due 4/1/27		755	812
#	AL2590, 4.000%, due 7/1/27		2,270	2,441
#	806458, 8.000%, due 6/1/28		172	196
#	880155, 8.500%, due 7/1/29		238	276
#	797846, 7.000%, due 3/1/32		399	446
#	745519, 8.500%, due 5/1/32		174	202
#	654674, 6.500%, due 9/1/32		78	88
#	733897, 6.500%, due 12/1/32		254	283
#	254693, 5.500%, due 4/1/33		14	16
#	555531, 5.500%, due 6/1/33		38	43
#	555591, 5.500%, due 7/1/33		23	26
#	762505, 5.500%, due 11/1/33		229	261
#	725231, 5.000%, due 2/1/34		303	339
#	725220, 5.000%, due 3/1/34		286	319
#	725232, 5.000%, due 3/1/34		287	321
#	725238, 5.000%, due 3/1/34		163	182
#	776964, 5.000%, due 4/1/34		605	681
#	725424, 5.500%, due 4/1/34		151	170
#	255630, 5.000%, due 3/1/35		17	19
#	824463, 5.500%, due 7/1/35		216	241
#	888884, 5.500%, due 12/1/35		302	344
#	886220, 6.000%, due 7/1/36		379	426
#	928658, 6.500%, due 9/1/37		55	62
#	889385, 6.000%, due 2/1/38		759	867
#	962058, 6.500%, due 3/1/38		782	882
#	991911, 7.000%, due 11/1/38		255	303
#	AC3237, 5.000%, due 10/1/39		233	261
#	AC6156, 5.500%, due 11/1/39		2,873	3,325
#	AB1200, 5.500%, due 7/1/40		681	775
#	AL0028, 5.000%, due 2/1/41		1,773	2,010
	Total FNMA Mortgage Obligations			38,141

	Asset-Backed Securities—8.3%
	Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,000	1,027
	Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	644	659

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	113

Income Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(continued)
Chase Issuance Trust, 2008-A8, Tranche A8, 1.352%, 5/15/17, VRN	AAA	$1,250	$1,262
Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.353%, 5/22/17, VRN	AAA	700	707
Harley-Davidson Motorcycle Trust, 2014-1, Tranche A2B, 0.322%, 4/15/18, VRN	AAA	650	650
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA-	1,705	1,706
SLM Student Loan Trust, 2002-1, Tranche B, 0.699%, 1/25/21, VRN	Aaa	1,774	1,769
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.652%, 1/15/43, VRN	AAA	500	535
Total Asset-Backed Securities			8,315

Corporate Obligations—34.0%
Bank of America Corporation, 1.050%, due 3/22/16, VRN	A	1,000	1,008
JPMorgan Chase & Co., 6.125%, due 6/27/17	A	1,000	1,127
Macquarie Group Ltd.—144A, 4.875%, due 8/10/17	A3	1,000	1,092
American Express Co., 6.150%, due 8/28/17	A+	1,000	1,145
Standard Chartered Bank—144A, 6.400%, due 9/26/17	A+	1,000	1,135
Morgan Stanley, 6.625%, due 4/1/18	A	1,000	1,170
Simon Property Group L.P., 6.125%, due 5/30/18	A	1,000	1,164
John Deere Capital Corporation, 5.750%, due 9/10/18	A	1,000	1,162
Bank of America Corporation, 6.875%, due 11/15/18	A	1,000	1,191
The Goldman Sachs Group, Inc., 1.324%, due 11/15/18, VRN	A	1,250	1,268
Petrobras Global Finance BV, 2.367%, due 1/15/19, VRN	Baa1	1,000	997
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,000	1,138
Tencent Holdings Ltd.—144A, 3.375%, due 5/2/19	A-	500	512
Citigroup, Inc., 8.500%, due 5/22/19	A	1,000	1,279
Baidu, Inc., 2.750%, due 6/9/19	A	1,000	1,005
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A3	1,000	1,132
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,000	1,169
Petroleos Mexicanos, 6.000%, due 3/5/20	A3	500	574
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	1,000	1,156
Hewlett-Packard Co., 4.300%, due 6/1/21	A-	1,000	1,072

Issuer	NRSRO Rating	Principal Amount/ Contracts	Value

Corporate Obligations—(continued)
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	$1,000	$1,114
General Electric Capital Corporation, 4.650%, due 10/17/21	AA+	1,000	1,114
Gilead Sciences, Inc., 4.400%, due 12/1/21	A-	1,000	1,100
Itau Unibanco Holding S.A.—144A, 6.200%, due 12/21/21	BBB	500	536
Masco Corporation, 5.950%, due 3/15/22	BBB-	1,000	1,110
American International Group, Inc., 4.875%, due 6/1/22	A-	1,000	1,115
Embraer S.A., 5.150%, due 6/15/22	BBB	750	810
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	1,000	1,011
WEA Finance LLC—144A, 3.375%, due 10/3/22	A2	1,000	1,062
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa2	625	633
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	850	839
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	1,000	997
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	1,000	1,001
Total Corporate Obligations			33,938
Total Long-Term Investments—97.8% (cost $96,038)			97,775

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $3,279, collateralized by FNMA, 1.670%, due 11/20/18		3,279	3,279
Total Repurchase Agreement—3.3% (cost $3,279)			3,279

Purchased Option—0.0%
Eurodollar Future, September 2015, Strike $98, Put		150	5
Total Purchased Option—0.0% (cost $60)			5
Total Investments—101.1% (cost $99,377)			101,059
Liabilities, plus cash and other assets—(1.1)%			(1,096)
Net assets—100.0%			$99,963

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

114	Semiannual Report	June 30, 2014

LOW DURATION FUND
The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Paul J. Sularz

The William Blair Low Duration Fund (Class N shares) posted a 0.79% increase for the six months ended June 30, 2014. By comparison, the Fund’s benchmark index, the Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”), increased by 0.15%.

Portfolio Results

Several factors contributed to the Fund’s outperformance relative to the Index during the first half of 2014. The Fund experienced favorable security selection results among its holdings of higher-coupon 30- and 15-year mortgage-backed security (MBS) holdings. The Fund’s performance was also buoyed by allocations to asset-backed and high-quality investment-grade corporate securities.

Despite the Fund’s outperformance, some factors detracted from performance on a relative basis. The Fund maintained exposures to floating-rate asset-backed and corporate securities to try to mitigate the impact of rising interest rates. These positions did not gain to the extent of their fixed-rate counterparts during the falling-rate environment. In addition, residual cash held in the Fund dragged on performance as fixed income instruments fared well during the first half of the year.

Outlook

Fixed income gained during the second quarter and year-to-date as longer-term interest rates declined. The 10-year Treasury note yielded 2.53% at June 30, 2014.

We believe that the threat of a sustained, rapid rise in interest rates is subdued, though longer-term interest rates may trend higher. Interest rate volatility spiked during 2013 due to uncertainty surrounding who would lead the Federal Reserve (the Fed) in 2014 and beyond and what effect reduced quantitative easing programs would have on interest rates. Interest rate volatility declined later in the year after those uncertainties were addressed; Janet Yellen was announced to be the next Chairperson of the Fed and the Federal Open Market Committee (FOMC) announced it would taper its large-scale asset purchase program during 2014.

While the FOMC began to slow the pace of its quantitative easing purchases, it continues to maintain its zero interest rate policy for the federal funds rate that has been in place since December 2008. The FOMC stated that it expects interest rates to remain at lower levels even after the asset purchase program ends.

With corporations holding record levels of cash, the corporate bond market remains concerned about shareholder-friendly activities such as leveraged buyouts (LBOs), large share repurchases, and special dividends. We believe idiosyncratic risks are among the top issues for investment-grade corporate bond investors, but we do not believe the market will enter a period of excessive LBO activity.

We believe that spread sectors are poised to lead the market. Corporate risk premiums are at levels near their longer-term averages but not approaching the historically cheap levels experienced in prior years. In addition, fundamentals are strong, as corporations’ balance sheets are strong given their historically high level of cash holdings. For these reasons, coupled with the low level of Treasury interest rates, we are bullish on spread products relative to Treasuries.

June 30, 2014	William Blair Funds	115

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2014
	Year to Date	1 Year	3 Year	Since Inception(a)
Class N	0.79%	1.44%	1.18%	1.29%
Class I	0.86	1.60	1.33	1.44
Institutional Class	0.83	1.65	1.45	1.59
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.15	0.29	0.29	0.41

(a)	For the period from December 1, 2009 (Commencement of Operations) to June 30, 2014.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class Shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

116	Semiannual Report	June 30, 2014

Low Duration Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—64.1%

	Government National Mortgage Association (GNMA)—0.4%
	GNR 2011-24 VA, 3.500%, due 2/20/16	$668	$683
	Federal Home Loan Mortgage Corp. (FHLMC)—23.2%
#	E99582, 5.000%, due 9/1/18	20	21
#	B11362, 5.500%, due 12/1/18	42	45
#	B11849, 5.500%, due 1/1/19	126	135
#	G11604, 5.000%, due 7/1/19	115	122
#	G11596, 5.500%, due 8/1/19	100	107
#	G11605, 5.500%, due 9/1/19	50	53
#	G11697, 5.500%, due 4/1/20	781	837
#	J02537, 5.000%, due 9/1/20	76	82
#	G11836, 5.500%, due 12/1/20	24	26
#	G12113, 5.500%, due 5/1/21	235	255
#	E02322, 5.500%, due 5/1/22	51	56
#	J06484, 5.500%, due 11/1/22	368	404
#	J06871, 5.500%, due 1/1/23	146	157
#	J08703, 5.500%, due 9/1/23	74	80
#	J10351, 4.000%, due 7/1/24	237	254
#	C00351, 8.000%, due 7/1/24	83	97
#	J10600, 4.000%, due 8/1/24	16	17
#	G13695, 4.000%, due 9/1/24	1,078	1,157
#	G00363, 8.000%, due 6/1/25	121	137
#	J12853, 4.000%, due 8/1/25	161	173
#	C80329, 8.000%, due 8/1/25	24	27
#	J13022, 4.000%, due 9/1/25	2,008	2,157
#	J14491, 4.000%, due 2/1/26	5,470	5,877
#	G14150, 4.500%, due 4/1/26	2,865	3,101
#	J16051, 4.500%, due 7/1/26	3,248	3,516
#	G04053, 5.500%, due 3/1/38	1,978	2,240
#	G04424, 6.000%, due 6/1/38	140	159
#	G04778, 6.000%, due 7/1/38	157	179
#	A81372, 6.000%, due 8/1/38	64	73
#	G04544, 6.000%, due 8/1/38	710	804
#	G04687, 6.000%, due 9/1/38	176	199
#	G04745, 6.000%, due 9/1/38	95	108
#	A81799, 6.500%, due 9/1/38	566	652
#	G06964, 5.500%, due 11/1/38	4,716	5,383
#	G05723, 6.500%, due 11/1/38	2,619	2,954
#	A92646, 5.500%, due 6/1/40	402	455
#	G06017, 5.500%, due 6/1/40	1,916	2,165
#	4122, Tranche FP, 0.552%, due 10/15/42, VRN	1,196	1,187
	Total FHLMC Mortgage Obligations		35,451
	Federal National Mortgage Association (FNMA)—40.5%
#	678938, 5.500%, due 2/1/18	14	15
#	683100, 5.500%, due 2/1/18	203	216
#	695838, 5.500%, due 4/1/18	46	49
#	697593, 5.000%, due 5/1/18	119	126
#	704049, 5.500%, due 5/1/18	521	554
#	735357, 5.500%, due 5/1/18	638	679
#	656573, 5.000%, due 6/1/18	113	121
#	709848, 5.000%, due 6/1/18	95	101

		Principal
Issuer		Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	728715, 5.000%, due 7/1/18	$205	$218
#	735003, 5.500%, due 7/1/18	680	723
#	711991, 5.000%, due 8/1/18	103	110
#	257378, 5.000%, due 9/1/18	23	24
#	743183, 5.000%, due 10/1/18	46	49
#	749596, 5.000%, due 11/1/18	169	180
#	753866, 6.000%, due 12/1/18	234	247
#	761246, 5.000%, due 1/1/19	235	251
#	766059, 5.500%, due 2/1/19	183	196
#	766276, 5.000%, due 3/1/19	530	565
#	779363, 5.000%, due 6/1/19	47	51
#	785259, 5.000%, due 8/1/19	201	214
#	761489, 5.500%, due 9/1/19	123	133
#	788424, 5.500%, due 9/1/19	100	107
#	725953, 5.000%, due 10/1/19	64	69
#	745877, 5.000%, due 1/1/20	143	152
#	357865, 5.000%, due 7/1/20	134	145
#	357978, 5.000%, due 9/1/20	152	164
#	745735, 5.000%, due 3/1/21	467	504
#	879607, 5.500%, due 4/1/21	79	86
#	831497, 6.000%, due 4/1/21	284	305
#	831525, 5.500%, due 6/1/21	96	105
#	880993, 6.000%, due 1/1/22	20	22
#	972934, 5.500%, due 2/1/23	249	273
#	889342, 5.000%, due 3/1/23	100	108
#	982878, 4.500%, due 5/1/23	340	368
#	555734, 5.000%, due 7/1/23	653	728
#	AE0011, 5.500%, due 9/1/23	126	138
#	747339, 5.500%, due 10/1/23	334	381
#	934808, 4.500%, due 3/1/24	163	177
#	AA4519, 4.500%, due 3/1/24	1,283	1,389
#	AA5028, 4.500%, due 4/1/24	257	278
#	AA5999, 4.500%, due 5/1/24	1,796	1,946
#	931299, 4.500%, due 6/1/24	971	1,052
#	190988, 9.000%, due 6/1/24	104	116
#	AC3674, 4.500%, due 10/1/24	1,255	1,359
#	AC5410, 4.500%, due 10/1/24	483	523
#	AC6600, 4.500%, due 11/1/24	71	77
#	AC9560, 5.000%, due 1/1/25	2,896	3,129
#	AL3422, 5.000%, due 1/1/25	1,101	1,198
#	AD8164, 4.000%, due 8/1/25	451	485
#	AE1176, 4.000%, due 8/1/25	527	567
#	AH2671, 4.000%, due 1/1/26	1,372	1,475
#	AI4856, 4.500%, due 6/1/26	2,665	2,888
#	AI4872, 4.500%, due 6/1/26	30	32
#	AL2851, 4.000%, due 8/1/26	3,213	3,456
#	AK7384, 4.000%, due 3/1/27	3,082	3,315
#	AL2590, 4.000%, due 7/1/27	5,409	5,818
#	809926, 5.500%, due 2/1/35	160	182
#	829306, 6.000%, due 9/1/35	73	83
#	886762, 7.000%, due 9/1/36	704	802
#	831926, 6.000%, due 12/1/36	1,043	1,183
#	928574, 6.000%, due 7/1/37	122	137
#	948637, 6.500%, due 8/1/37	990	1,117
#	889385, 6.000%, due 2/1/38	1,084	1,239
#	975649, 6.000%, due 7/1/38	230	259

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	117

Low Duration Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer		NRSRO Rating	Principal Amount	Value

	U.S. Government and U.S. Government Agency—(continued)

	Federal National Mortgage Association (FNMA)—(continued)
#	889987, 5.500%, due 8/1/38		$150	$171
#	AA8706, 5.500%, due 6/1/39		4,122	4,775
#	AC0505, 5.500%, due 9/1/39		1,162	1,333
#	AC3270, 5.500%, due 9/1/39		2,570	2,979
#	AD3360, 5.500%, due 5/1/40		3,597	4,107
#	AD8810, 5.500%, due 6/1/40		1,366	1,547
#	AB1200, 5.500%, due 7/1/40		85	97
#	AL0913, 6.000%, due 7/1/41		3,758	4,246
	Total FNMA Mortgage Obligations			62,014

	Asset-Backed Securities—25.0%
	Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,950	3,021
	CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	30	30
	Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	2,000	2,055
	Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,128	1,154
	CNH Equipment Trust, 2011-B, Tranche A3, 0.910%, 8/15/16	AAA	163	163
	Ford Credit Floorplan Master Owner Trust A—144A, 2010-3, Tranche A2, 1.852%, 2/15/17, VRN	AAA	2,000	2,020
	GE Dealer Floorplan Master Note Trust, 2012-1, Tranche A, 0.723%, 2/20/17, VRN	Aaa	2,010	2,012
	Bank of America Credit Card Trust, 2007-A15, Tranche A15, 0.502%, 4/17/17, VRN	A	200	200
	Chase Issuance Trust, 2008-A8, Tranche A8, 1.352%, 5/15/17, VRN	AAA	3,000	3,029
	Nissan Master Owner Trust, 2012-A, Tranche A, 0.622%, 5/15/17, VRN	Aaa	2,196	2,202
	Citibank Credit Card Issuance Trust, 2008-A6, Tranche A6, 1.353%, 5/22/17, VRN	AAA	200	202
	Ally Master Owner Trust, 2010-4, Tranche A, 1.222%, 8/15/17, VRN	Aaa	125	126
	CNH Equipment Trust 2014-B, 2014-B, Tranche A2, 0.480%, 8/15/17	AAA	1,300	1,300
	GE Dealer Floorplan Master Note Trust, 2012-4, Tranche A, 0.593%, 10/20/17, VRN	Aaa	2,000	2,005
	Ford Credit Floorplan Master Owner Trust A, 2013-1, Tranche A2, 0.532%, 1/15/18, VRN	AAA	1,900	1,904

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(continued)

Discover Card Execution Note Trust, 2010-A2, Tranche A2, 0.732%, 3/15/18, VRN	AAA	$350	$352
Harley-Davidson Motorcycle Trust, 2014-1, Tranche A2B, 0.322%, 4/15/18, VRN	AAA	2,500	2,501
Bank of America Credit Card Trust, 2007-A11, Tranche A11, 0.222%, 12/15/19, VRN	A	75	75
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.232%, 12/16/19, VRN	AAA	215	214
American Express Credit Account Secured Note Trust, 2012-4, Tranche A, 0.392%, 5/15/20, VRN	AAA	2,200	2,197
Citibank Credit Card Issuance Trust, 2013-A2, Tranche A2, 0.434%, 5/26/20, VRN	AAA	1,900	1,902
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.412%, 9/15/20, VRN	AAA	1,650	1,710
SLM Student Loan Trust, 2002-1, Tranche B, 0.699%, 1/25/21, VRN	Aaa	3,992	3,981
Bank of America Credit Card Trust, 2014-A1, Tranche A, 0.532%, 6/15/21, VRN	AAA	1,000	1,001
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.412%, 8/16/21, VRN	AAA	475	473
SLM Private Education Loan Trust— 144A, 2011-A, Tranche A3, 2.652%, 1/15/43, VRN	AAA	2,250	2,405
Total Asset-Backed Securities			38,234

Corporate Obligations—10.5%
Morgan Stanley, 4.200%, due 11/20/14	A	850	863
IBM Corporation, 0.293%, due 2/5/16, VRN	AA-	1,300	1,301
AT&T, Inc., 0.608%, due 2/12/16, VRN	A	1,000	1,003
Bank of America Corporation, 1.050%, due 3/22/16, VRN	A	1,000	1,008
Capital One NA, 0.680%, due 3/22/16, VRN	A3	1,000	1,003
The Goldman Sachs Group, Inc., 0.680%, due 3/22/16, VRN	A	1,000	1,001
Macquarie Bank Ltd.—144A, 0.671%, due 6/15/16, VRN	A	1,400	1,400
Verizon Communications, Inc., 1.761%, due 9/15/16, VRN	A-	1,000	1,028
JPMorgan Chase & Co., 0.744%, due 2/15/17, VRN	A+	1,000	1,004
Nissan Motor Acceptance Corp.— 144A, 0.777%, due 3/3/17, VRN	A3	1,500	1,505

See accompanying Notes to Financial Statements.

118	Semiannual Report	June 30, 2014

Low Duration Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Citigroup, Inc., 0.770%, due 3/10/17, VRN	A	$1,000	$1,001
Mizuho Bank Ltd.—144A, 0.659%, due 4/16/17, VRN	A+	1,000	1,001
Tencent Holdings Ltd.—144A, 2.000%, due 5/2/17	A-	1,000	1,009
General Electric Capital Corporation, 0.504%, due 5/15/17, VRN	AA+	500	501
PACCAR Financial Corporation, 0.420%, due 6/6/17, VRN	A+	500	500
Wells Fargo & Co., 0.856%, due 4/23/18, VRN	AA-	1,000	1,010
Total Corporate Obligations			16,138
Total Long-Term Investments—99.6% (cost $152,741)			152,520
Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $930, collateralized by FNMA, 1.670%, due 11/20/18		930	930
Total Repurchase Agreement—0.6% (cost $930)			930

Purchased Option—0.0%
Eurodollar Future, September 2015, Strike $98, Put		300	9
Total Purchased Option—0.0% (cost $121)			9
Total Investments in Securities—100.2% (cost $153,792)			153,459

	Principal
Issuer	Amount	Value

Securities Sold, Not Yet Purchased—(3.3)%

U.S. Government and U.S. Government Agency—(3.3)%
Federal National Mortgage Association (FNMA)—(3.3)%
TBA, 2.500%, due 7/1/29	$(5,000)	$(5,080)
Total Securities Sold, Not Yet Purchased—(3.3)% (proceeds $5,041)		(5,080)
Cash and other assets, less liabilities—3.1%		4,723
Net assets—100.0%		$153,102

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

TBA = TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2014. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	119

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Christopher T. Vincent Kathleen M. Lynch	The William Blair Ready Reserves Fund (Class N shares) posted a 0.00% return, net of fees, for the six months ended June 30, 2014. By comparison, the Fund’s benchmark, AAAm Rated Money Market Funds Average, increased 0.01%.

Portfolio Results

The Fund continues to hold overnight repurchase agreements in an effort to maintain a high degree of overnight liquidity and to remain in compliance with the Securities and Exchange Commission’s (SEC) Rule 2a-7 for money market funds. The Fund is also invested in commercial paper issued by high-quality industrial companies. The Fund continues to maintain a relatively short average maturity. On June 30, 2014, the Fund’s average maturity was 22 days, shorter than the maximum allowable average maturity of 60 days as specified by the SEC’s Rule 2a-7.

Outlook

The Federal Open Market Committee’s (FOMC) policies continued to garner attention during the first six months of 2014. Since the beginning of 2014, the FOMC has reduced the pace of its large-scale asset purchase program by $10 billion per month at each of its four meetings held so far this year. In July 2014, it will purchase a total of $35 billion of longer-term securities. This is a $50 billion reduction in pace from the $85 billion per month the FOMC purchased in late 2013. If tapering continues at this pace, there will be no new quantitative easing purchases made by the end of 2014.

While the FOMC is winding down the pace of its large-scale asset purchase program, it continues to maintain its zero interest rate policy for the federal funds rate that has been in place since December 2008. There is growing belief that the FOMC will raise the federal funds rate in the middle of 2015 as it appears that labor market conditions are improving and inflationary pressures are within the FOMC’s target range.

On July 23, 2014, in a 3-2 vote, the SEC adopted amendments to the rules that govern money market funds. According to the SEC, the rules are designed to address money market funds’ susceptibility to heavy redemptions, improve their ability to manage and mitigate potential contagion from such redemptions, and increase transparency of portfolio risks while preserving as much as possible the benefits of money market funds.

The most notable amendment requires institutional prime money market funds and institutional tax exempt money market funds to value their portfolio securities at market values and sell and redeem shares based on a floating net asset value (NAV). Retail prime money market funds and retail tax exempt money market funds will be allowed to continue to sell and redeem shares at a $1 constant NAV. The SEC defines a retail money market fund as a money market fund that has policies in place to limit its beneficial owners to natural persons.

Further, government money market funds were exempted from structural reform. All government money market funds, institutional and retail, will be allowed to sell and redeem shares at a $1 constant NAV. However, the SEC did mandate that government money market funds must hold 99.5% or more of their total assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash. This mandate was an unanticipated amendment. Prior to the amendment, government money market funds were required to hold a minimum of 80% of their total assets in cash, government securities or cash/government collateralized repurchase agreements.

120	Semiannual Report	June 30, 2014

The SEC also announced amendments that would allow money market funds to employ redemption gates and liquidity fees to deter large and rapid redemptions if the amount of weekly liquidity requirement is breached. Lastly, the SEC mandated stricter security level diversification requirements and enhanced disclosure requirements.

If applicable, money market funds will have two years to comply with the floating NAV as well as the fees and gates amendments.

The Federal Reserve also has instituted the Full Allocation Fixed-Rate Reverse Repurchase program (RRP) to provide money market funds an alternative to meet liquidity requirements. Although RRP is still in testing phase, utilization rates among money market funds have trended higher and broader, and the program has provided a lift to rates of other overnight instruments. From a technical standpoint, we believe that RRP will play an important role going forward when the FOMC decides to raise its policy rates.

June 30, 2014	William Blair Funds	121

Ready Reserves Fund

Performance Highlights (Unaudited)

The Fund’s 7 day yield on June 30, 2014 was 0.01%.

Average Annual Total Return at 6/30/2014

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.00%	0.01%	0.01%	0.01%	1.46%
AAA Rated Money Market Funds	0.01	0.01	0.01	0.02	1.45
30 Day Treasury Bills	0.02	0.03	0.04	0.06	1.46

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on June 30, 2014. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

122	Semiannual Report	June 30, 2014

Ready Reserves Fund

Portfolio of Investments, June 30, 2014 (all dollar amounts in thousands) (unaudited)

	Principal	Amortized
Issuer	Amount	Cost

U.S. Government and U.S. Government Agency—7.3%
Federal Home Loan Bank (FHLB)—2.4%
Federal Home Loan Bank, 0.050%-0.095%, 7/23/14-12/26/14	$32,000	$31,990
Total Federal Home Loan Bank (FHLB)		31,990
Federal Home Loan Mortgage Corp. (FHLMC)—3.2%
Federal Home Loan Mortgage Corporation, 0.075%-1.000%, 7/30/14-12/29/14	42,266	42,274
Total Federal Home Loan Mortgage Corp. (FHLMC)		42,274
Federal National Mortgage Association (FNMA)—1.7%
Federal National Mortgage Association, 0.700%-2.625%, 11/20/14-12/24/14	21,969	21,981
Total Federal National Mortgage Association (FNMA)		21,981

Corporate Notes—2.5%
Caterpillar Financial Services Corporation, 1.050%-1.125%, 12/15/14-3/26/15	8,891	8,934
General Electric Capital Corporation, 0.491%, 9/15/14, VRN	3,770	3,772
General Electric Capital Corporation, 1.625%-3.750%, 11/14/14-7/2/15	14,597	14,790
John Deere Capital Corporation, 1.250%, 12/2/14	1,060	1,064
PACCAR Financial Corporation, 1.550%, 9/29/14	1,195	1,199
Toyota Motor Credit Corporation, 0.397%, 12/5/14, VRN	3,000	3,003
Total Corporate Notes		32,762

Commercial Paper—65.4%
Abbot Laboratories, 0.050%-0.100%, 7/1/14-9/22/14	46,700	46,694
American Honda Finance Corporation, 0.060%-0.090%, 7/9/14-8/7/14	46,000	45,999
Caterpillar Financial Services Corporation, 0.100%-0.120%, 7/14/14-7/29/14	30,000	29,998
Chariot Funding L.L.C., 0.080%, 7/1/14	11,576	11,576
Chevron Corporation, 0.060%-0.070%, 7/8/14-8/1/14	31,000	30,998
Coca-Cola Co. (The), 0.060%-0.110%, 7/7/14-9/19/14	46,317	46,310
ConocoPhillips Qatar Funding, Ltd., 0.070%-0.110%, 7/2/14-8/8/14	44,500	44,496
Dover Corporation, 0.050%-0.060%, 7/1/14	20,600	20,600
EI DuPont, 0.070%-0.080%, 7/7/14-7/17/14	17,000	17,000
General Electric Capital Corporation, 0.050%, 7/3/14	8,000	8,000
General Electric Co., 0.050%, 7/11/14-7/14/14	20,000	20,000
Govco L.L.C., 0.100%-0.160%, 7/10/14-9/15/14	35,000	34,996
International Business Machines Corporation, 0.060%-0.100%, 7/1/14-9/10/14	40,000	39,998
John Deere Capital Corporation, 0.070%-0.080%, 7/10/14-7/23/14	24,000	23,999
	Principal	Amortized
Issuer	Amount	Cost

Commercial Paper—(continued)
John Deere Credit, Ltd., 0.090%, 7/15/14-7/21/14	$10,000	$10,000
Kimberly-Clark Worldwide, Inc., 0.070%, 7/21/14	15,000	14,999
Microsoft Corporation, 0.080%-0.090%, 7/30/14-8/6/14	25,000	24,998
Nestle Capital Corporation, 0.060%-0.100%, 7/2/14-9/29/14	30,000	29,998
PACCAR Financial Corporation, 0.070%-0.080%, 7/1/14-7/24/14	44,700	44,699
PepsiCo, Inc., 0.060%-0.070%, 7/14/14-8/28/14	47,000	46,997
Praxair, Inc., 0.070%, 7/23/14-8/29/14	17,400	17,399
Private Export Funding Corporation, 0.120%-0.250%, 7/14/14-3/20/15	48,200	48,159
Procter & Gamble Co., 0.070%-0.120%, 7/15/14-9/8/14	32,119	32,116
Roche Holdings, Inc., 0.050%-0.070%, 7/7/14-8/7/14	25,550	25,550
Toyota Credit de Puerto Rico Corporation, 0.050%-0.060%, 7/1/14-7/8/14	45,000	45,000
Unilever N.V., 0.110%, 9/8/14	4,720	4,719
United Technologies Corporation, 0.070%, 7/1/14	20,000	20,000
USAA Capital Corporation, 0.060%, 7/1/14-7/2/14	50,000	50,000
Wal-Mart Stores, Inc., 0.060%-0.070%, 7/7/14-7/31/14	22,000	21,999
Walt Disney Co. (The), 0.060%-0.070%, 7/15/14-8/14/14	9,700	9,700
Total Commercial Paper		866,997

Repurchase Agreements—24.8%
Bank of America, 0.100% dated 6/30/14, due 7/1/14, repurchase price $65,000, collateralized by GNMA, 4.000%, due 6/20/44	65,000	65,000
Fixed Income Clearing Corporation, 0.000% dated 6/30/14, due 7/1/14, repurchase price $213,591, collateralized by U.S. Treasury Note, 1.250%, due 11/30/18	213,591	213,591
Goldman Sachs, 0.100% dated 6/30/14, due 7/1/14, repurchase price $50,000, collateralized by GNMA, 4.000%-6.000%, due 2/20/39-6/20/44	50,000	50,000
Total Repurchase Agreements		328,591
Total Investments—100.0% (cost $1,324,595)		1,324,595
Cash and other assets, less liabilities—0.0%		134
Net assets—100.0%		$1,324,729
Portfolio Weighted Average Maturity		34 days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	123

Statements of Assets and Liabilities

As of June 30, 2014 (dollar amounts in thousands) (unaudited)

		Large Cap	Large Cap	Mid Cap
	Growth	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$683,738	$43,394	$4,002	$351,197
Investments in securities, at value	$914,351	$55,545	$5,098	$408,880
Receivable for securities sold	17,588	—	—	6,587
Receivable for fund shares sold	2,050	128	—	543
Receivable from Adviser	—	7	8	7
Dividend and interest receivable	271	20	6	101
Total assets	934,260	55,700	5,112	416,118
Liabilities
Payable for investment securities purchased	18,180	—	—	—
Payable for fund shares redeemed	1,614	2	—	193
Management fee payable	555	30	3	323
Distribution and shareholder administration fees payable	58	2	—	8
Other payables and accrued expenses	210	14	24	155
Total liabilities	20,617	48	27	679
Net Assets	$913,643	$55,652	$5,085	$415,439
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$58	$5	$—	$26
Capital paid in excess of par value	577,416	40,084	3,744	327,425
Accumulated net investment income (loss)	(56)	76	26	(356)
Accumulated net realized gain (loss)	105,612	3,336	219	30,661
Net unrealized appreciation (depreciation) of investments and foreign currencies	230,613	12,151	1,096	57,683
Net Assets	$913,643	$55,652	$5,085	$415,439

Class N Shares
Net Assets	$283,446	$7,685	$1,579	$39,607
Shares Outstanding	18,529,410	716,038	108,650	2,549,203
Net Asset Value Per Share	$15.30	$10.73	$14.53	$15.54
Class I Shares
Net Assets	$630,197	$47,967	$3,506	$375,832
Shares Outstanding	39,071,614	4,332,088	240,926	23,579,026
Net Asset Value Per Share	$16.13	$11.07	$14.55	$15.94

See accompanying Notes to Financial Statements.

124	Semiannual Report	June 30, 2014

Statements of Operations

For the Period Ended June 30, 2014 (all amounts in thousands) (unaudited)

		Large Cap	Large Cap	Mid Cap
	Growth	Growth	Value	Growth
	Fund	Fund	Fund	Fund
Investment income
Dividends	$4,266	$306	$50	$1,973
Less foreign tax withheld	(10)	—	—	—
Total income	4,256	306	50	1,973
Expenses
Investment advisory fees	3,359	186	19	1,967
Distribution fees	351	9	2	50
Custodian fees	16	14	14	17
Transfer agent fees	67	5	1	16
Sub-transfer agent fees
Class N	195	5	—	28
Class I	206	11	—	197
Professional fees	44	16	16	32
Registration fees	14	13	16	20
Shareholder reporting fees	17	2	—	29
Trustee fees	20	1	—	12
Other expenses	19	3	2	12
Total expenses before waiver	4,308	265	70	2,380
Expenses reimbursed to (waived or absorbed by) the Adviser	—	(33)	(46)	(51)
Net expenses	4,308	232	24	2,329
Net investment income (loss)	(52)	74	26	(356)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	79,002	2,784	203	19,369
Foreign currency transactions	(1)	—	—	—
Total net realized gain (loss)	79,001	2,784	203	19,369
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(47,828)	649	81	(9,677)
Change in net unrealized appreciation (depreciation)	(47,828)	649	81	(9,677)
Net increase (decrease) in net assets resulting from operations	$31,121	$3,507	$310	$9,336

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	125

Statements of Changes in Net Assets

For the Period Ended June 30, 2014 (unaudited) and Year Ended December 31, 2013 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$(52)	$(2,344)	$74	$(49)	$26	$32	$(356)	$(3,157)
Net realized gain (loss) on investments, and other assets and liabilities	79,001	97,323	2,784	4,446	203	534	19,369	79,124
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(47,828)	154,691	649	5,482	81	607	(9,677)	40,636
Net increase (decrease) in net assets resulting from operations	31,121	249,670	3,507	9,879	310	1,173	9,336	116,603
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	—	(8)	—	—
Class I	—	(10)	—	—	—	(25)	—	—
Net realized gain
Class N	—	(26,967)	—	(476)	—	(160)	—	(2,712)
Class I	—	(53,292)	—	(2,335)	—	(358)	—	(31,637)
Total distributions	—	(80,269)	—	(2,811)	—	(551)	—	(34,349)
Capital stock transactions
Net proceeds from sale of shares	54,378	116,328	7,951	12,160	268	2,827	29,312	136,947
Shares issued in reinvestment of income dividends and capital gain distributions	—	73,656	—	2,623	—	535	—	33,844
Less cost of shares redeemed	(86,407)	(161,079)	(2,997)	(3,073)	(600)	(2,722)	(50,837)	(195,652)
Net increase (decrease) in net assets resulting from capital share transactions	(32,029)	28,905	4,954	11,710	(332)	640	(21,525)	(24,861)
Increase (decrease) in net assets	(908)	198,306	8,461	18,778	(22)	1,262	(12,189)	57,393
Net assets
Beginning of period	914,551	716,245	47,191	28,413	5,107	3,845	427,628	370,235
End of period	$913,643	$914,551	$55,652	$47,191	$5,085	$5,107	$415,439	$427,628
Accumulated net investment income (loss) at the end of the period	$(56)	$(4)	$76	$2	$26	$—	$(356)	$—

See accompanying Notes to Financial Statements.

126	Semiannual Report	June 30, 2014

Statements of Assets and Liabilities

As of June 30, 2014 (dollar amounts in thousands) (unaudited)

	Mid Cap Value Fund	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$3,004	$589,563	$2,291	$449,507
Investments in affiliated companies, at cost	—	—	—	5,696
Investments in securities, at value	$4,157	$727,649	$2,968	$547,293
Investments in affiliated companies, at value	—	—	—	5,281
Cash	94	—	—	—
Receivable for securities sold	80	—	—	259
Receivable for fund shares sold	—	890	—	612
Receivable from Adviser	8	39	8	38
Dividend and interest receivable	6	173	3	243
Total assets	4,345	728,751	2,979	553,726
Liabilities
Payable for securities purchased	47	366	17	666
Payable for fund shares redeemed	—	546	—	5,440
Management fee payable	3	588	2	493
Distribution and shareholder administration fees payable	—	15	—	37
Other payables and accrued expenses	15	165	30	149
Total liabilities	65	1,680	49	6,785
Net Assets	$4,280	$727,071	$2,930	$546,941
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$—	$37	$—	$18
Capital paid in excess of par value	2,802	535,567	1,957	391,258
Accumulated net investment income (loss)	12	(749)	5	(2,211)
Accumulated net realized gain (loss)	313	54,130	291	60,505
Net unrealized appreciation (depreciation) of investments and foreign currencies	1,153	138,086	677	97,371
Net Assets	$4,280	$727,071	$2,930	$546,941

Class N Shares
Net Assets	$178	$76,186	$1,014	$173,748
Shares Outstanding	12,511	3,968,846	69,347	5,721,360
Net Asset Value Per Share	$14.27	$19.20	$14.62	$30.37
Class I Shares
Net Assets	$4,102	$650,885	$1,916	$373,193
Shares Outstanding	286,922	32,915,458	130,759	11,656,027
Net Asset Value Per Share	$14.30	$19.77	$14.65	$32.02

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	127

Statements of Operations

For the Period Ended June 30, 2014 (all amounts in thousands) (unaudited)

	Mid Cap Value Fund	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund
Investment income
Dividends	$37	$3,224	$22	$1,727
Less foreign tax withheld	—	(15)	—	(17)
Total income	37	3,209	22	1,710
Expenses
Investment advisory fees	21	3,513	14	3,232
Distribution fees	—	93	1	250
Custodian fees	13	25	19	24
Transfer agent fees	1	24	—	46
Sub-transfer agent fees
Class N	—	44	—	134
Class I	—	296	—	212
Professional fees	14	40	15	35
Registration fees	15	19	17	24
Shareholder reporting fees	—	24	—	96
Trustee fees	—	15	—	14
Other expenses	5	12	1	13
Total expenses before waiver	69	4,105	67	4,080
Expenses reimbursed to (waived or absorbed by) the Adviser	(44)	(147)	(50)	(159)
Net expenses	25	3,958	17	3,921
Net investment income (loss)	12	(749)	5	(2,211)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	282	47,756	224	49,492	(1)
Total net realized gain (loss)	282	47,756	224	49,492
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(15)	(31,423)	(127)	(41,775	)(2)
Change in net unrealized appreciation (depreciation)	(15)	(31,423)	(127)	(41,775)
Net increase (decrease) in net assets resulting from operations	$279	$15,584	$102	$5,506

(1)	Includes $(9,148) from companies deemed affiliated during the period or at June 30, 2014.
(2)	Includes $10,019 from companies deemed affiliated during the period or at June 30, 2014.

See accompanying Notes to Financial Statements.

128	Semiannual Report	June 30, 2014

Statements of Changes in Net Assets

For the Period Ended June 30, 2014 (unaudited) and Year Ended December 31, 2013 (all amounts in thousands)

	Mid Cap Value Fund		Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$12	$25	$(749)	$(3,376)	$5	$4	$(2,211)	$(3,652)
Net realized gain (loss) on investments, and other assets and liabilities	282	470	47,756	49,022	224	324	49,492	116,576
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(15)	694	(31,423)	130,312	(127)	560	(41,775)	99,236
Net increase (decrease) in net assets resulting from operations	279	1,189	15,584	175,958	102	888	5,506	212,160
Distributions to shareholders from
Net investment income
Class N	—	(1)	—	—	—	—	—	—
Class I	—	(26)	—	—	—	(5)	—	—
Net realized gain
Class N	—	(22)	—	(4,604)	—	(105)	—	(36,176)
Class I	—	(427)	—	(38,232)	—	(173)	—	(66,355)
Total distributions	—	(476)	—	(42,836)	—	(283)	—	(102,531)
Capital stock transactions
Net proceeds from sale of shares	38	248	92,048	267,012	76	313	61,993	174,523
Shares issued in reinvestment of income dividends and capital gain distributions	—	408	—	41,965	—	85	—	100,405
Less cost of shares redeemed	(494)	(1,049)	(71,142)	(142,878)	(526)	(117)	(147,917)	(154,011)
Net increase (decrease) in net assets resulting from capital share transactions	(456)	(393)	20,906	166,099	(450)	281	(85,924)	120,917
Increase (decrease) in net assets	(177)	320	36,490	299,221	(348)	886	(80,418)	230,546
Net assets
Beginning of period	4,457	4,137	690,581	391,360	3,278	2,392	627,359	396,813
End of period	$4,280	$4,457	$727,071	$690,581	$2,930	$3,278	$546,941	$627,359
Accumulated net investment income (loss) at the end of the period	$12	$—	$(749)	$—	$5	$—	$(2,211)	$—

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	129

Statements of Assets and Liabilities

As of June 30, 2014 (dollar amounts in thousands) (unaudited)

	Small Cap Value Fund	Global Leaders Fund	Global Small Cap Growth Fund	International Leaders Fund
Assets
Investments in securities, at cost	$501,004	$137,899	$29,588	$83,658
Investments in securities, at value	$602,796	$163,620	$32,432	$94,724
Cash	—	5	—	6
Foreign currency, at value (cost $—; $14; $13; $84)	—	14	13	85
Receivable for securities sold	1,803	8	1,309	—
Receivable for fund shares sold	211	2	1,346	—
Receivable from Adviser	3	5	10	5
Dividend and interest receivable	550	158	33	137
Total assets	605,363	163,812	35,143	94,957
Liabilities
Payable for investment securities purchased	347	2,200	1,688	638
Payable for fund shares redeemed	740	1	—	—
Management fee payable	540	131	26	73
Distribution and shareholder administration fees payable	11	8	4	2
Foreign tax liability	—	—	22	12
Other payables and accrued expenses	107	43	—	44
Total liabilities	1,745	2,383	1,740	769
Net Assets	$603,618	$161,429	$33,403	$94,188
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$33	$13	$3	$7
Capital paid in excess of par value	479,144	137,467	29,421	82,727
Accumulated net investment income (loss)	768	360	(4)	114
Accumulated net realized gain (loss)	21,881	(2,134)	1,151	283
Net unrealized appreciation (depreciation) of investments and foreign currencies	101,792	25,723	2,832	11,057
Net Assets	$603,618	$161,429	$33,403	$94,188

Class N Shares
Net Assets	$56,234	$5,048	$518	$160
Shares Outstanding	3,098,857	422,267	40,345	12,342
Net Asset Value Per Share	$18.15	$11.95	$12.84	$12.98
Class I Shares
Net Assets	$547,384	$53,142	$32,885	$12,363
Shares Outstanding	29,505,059	4,441,630	2,555,316	951,593
Net Asset Value Per Share	$18.55	$11.96	$12.87	$12.99
Institutional Class Shares
Net Assets	—	$103,239	—	$81,665
Shares Outstanding	—	8,620,591	—	6,283,443
Net Asset Value Per Share	—	$11.98	—	$13.00

See accompanying Notes to Financial Statements.

130	Semiannual Report	June 30, 2014

Statements of Operations

For the Period Ended June 30, 2014 (all amounts in thousands) (unaudited)

	Small Cap Value Fund	Global Leaders Fund	Global Small Cap Growth Fund	International Leaders Fund
Investment income
Dividends	$4,232	$1,620	$190	$1,278
Less foreign tax withheld	—	(119)	(19)	(120)
Total income	4,232	1,501	171	1,158
Expenses
Investment advisory fees	3,062	743	124	362
Distribution fees	68	7	—	—
Shareholder administration fees	—	43	19	9
Custodian fees	21	29	32	27
Transfer agent fees	15	7	5	1
Sub-transfer agent fees
Class N	38	3	—	—
Class I	202	13	1	—
Professional fees	27	27	22	20
Registration fees	17	21	19	21
Shareholder reporting fees	18	1	—	—
Trustee fees	9	3	—	1
Other expenses	7	5	—	2
Total expenses before waiver	3,484	902	222	443
Expenses reimbursed to (waived or absorbed by) the Adviser	(8)	(35)	(48)	(34)
Net expenses	3,476	867	174	409
Net investment income (loss)	756	634	(3)	749
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	12,291	3,649	1,165	1,476
Redemptions in-kind	7,307	—	—	—
Foreign currency transactions	—	(8)	(18)	(51)
Total net realized gain (loss)	19,598	3,641	1,147	1,425
Change in net unrealized appreciation (depreciation) of:
Investments in securities	721	2,927	357	604
Foreign currency translations	—	38	(5)	(13)
Change in net unrealized appreciation (depreciation)	721	2,965	352	591
Net increase (decrease) in net assets resulting from operations	$21,075	$7,240	$1,496	$2,765

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	131

Statements of Changes in Net Assets

For the Period Ended June 30, 2014 (unaudited) and Year Ended December 31, 2013 (all amounts in thousands)

	Small Cap Value Fund		Global Leaders Fund		Global Small Cap Growth Fund		International Leaders Fund
	2014	2013	2014	2013	2014	2013 (a)	2014	2013
Operations
Net investment income (loss)	$756	$(336)	$634	$429	$(3)	$1	$749	$718
Net realized gain (loss) on investments, and other assets and liabilities	19,598	30,943	3,641	8,230	1,147	440	1,425	(1,137)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	721	71,934	2,965	14,461	352	2,480	591	9,754
Net increase (decrease) in net assets resulting from operations	21,075	102,541	7,240	23,120	1,496	2,921	2,765	9,335
Distributions to shareholders from
Net investment income
Class N	—	—	—	(8)	—	—	—	(2)
Class I	—	(83)	—	(199)	—	(7)	—	(195)
Institutional Class	—	—	—	(453)	—	—	—	(1,054)
Net realized gain
Class N	—	(3,772)	—	—	—	(5)	—	—
Class I	—	(23,728)	—	—	—	(426)	—	—
Institutional Class	—	—	—	—	—	—	—	—
Total distributions	—	(27,583)	—	(660)	—	(438)	—	(1,251)
Capital stock transactions
Net proceeds from sale of shares	238,799	136,061	14,322	81,348	14,923	15,417	23,374	54,090
Shares issued in reinvestment of income dividends and capital gain distributions	—	25,084	—	551	—	243	—	544
Less cost of shares redeemed	(64,552)	(63,075)	(7,216)	(24,270)	(441)	(718)	(725)	(4,108)
Net increase (decrease) in net assets resulting from capital share transactions	174,247	98,070	7,106	57,629	14,482	14,942	22,649	50,526
Increase (decrease) in net assets	195,322	173,028	14,346	80,089	15,978	17,425	25,414	58,610
Net assets
Beginning of period	408,296	235,268	147,083	66,994	17,425	—	68,774	10,164
End of period	$603,618	$408,296	$161,429	$147,083	$33,403	$17,425	$94,188	$68,774
Accumulated net investment income (loss) at the end of the period	$768	$12	$360	$(274)	$(4)	$(1)	$114	$(635)

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.

See accompanying Notes to Financial Statements.

132	Semiannual Report	June 30, 2014

Statements of Assets and Liabilities

As of June 30, 2014 (dollar amounts in thousands) (unaudited)

	International Equity Fund	Institutional International Equity Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$66,336	$15,480	$3,372,098	$2,085,610
Investments in affiliated companies, at cost	—	—	22,022	11,834
Investments in securities, at value	$82,117	$18,971	$4,052,917	$2,476,075
Investments in affiliated companies, at value	—	—	23,453	12,603
Cash	—	46	64	36
Foreign currency, at value (cost $211; $36; $1,620; $1,554)	213	37	1,622	1,557
Receivable for securities sold	4	2	89,825	6,856
Receivable for fund shares sold	—	—	6,457	89,147
Receivable from Adviser	12	13	—	—
Dividend and interest receivable	186	102	10,655	5,683
Total assets	82,532	19,171	4,184,993	2,591,957
Liabilities
Payable for investment securities purchased	—	—	1,472	78,341
Payable for fund shares redeemed	—	—	89,221	1,334
Management fee payable	67	14	3,434	1,843
Distribution and shareholder administration fees payable	1	—	276	—
Foreign tax liability	—	—	1,304	1,261
Other payables and accrued expenses	47	38	1,487	293
Total liabilities	115	52	97,194	83,072
Net Assets	$82,417	$19,119	$4,087,799	$2,508,885
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$1	$148	$140
Capital paid in excess of par value	145,798	106,866	3,824,390	1,954,260
Accumulated net investment income (loss)	816	(416)	46,887	23,215
Accumulated net realized gain (loss)	(79,985)	(90,825)	(465,077)	141,209
Net unrealized appreciation (depreciation) of investments and foreign currencies	15,783	3,493	681,451	390,061
Net Assets	$82,417	$19,119	$4,087,799	$2,508,885

Class N Shares
Net Assets	$4,108	—	$1,264,274	—
Shares Outstanding	275,036	—	46,685,538	—
Net Asset Value Per Share	$14.94	—	$27.08	—
Class I Shares
Net Assets	$78,309	—	$2,823,525	—
Shares Outstanding	5,179,736	—	101,728,690	—
Net Asset Value Per Share	$15.12	—	$27.76	—
Institutional Class Shares
Net Assets	—	$19,119	—	$2,508,885
Shares Outstanding	—	1,447,966	—	139,636,362
Net Asset Value Per Share	—	$13.20	—	$17.97

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	133

Statements of Operations

For the Period Ended June 30, 2014 (all amounts in thousands) (unaudited)

	International Equity Fund	Institutional International Equity Fund	International Growth Fund		Institutional International Growth Fund
Investment income
Dividends	$1,315	$488	$75,148		$42,356
Less foreign tax withheld	(105)	(38)		(6,399)		(3,638)
Total income	1,210	450	68,749		38,718
Expenses
Investment advisory fees	419	138	20,704		10,857
Distribution fees	5	—	1,672		—
Custodian fees	22	30	228		151
Transfer agent fees	2	1	129		23
Sub-transfer agent fees
Class N	3	—	935		—
Class I	33	—	1,061		—
Professional fees	28	32	191		128
Registration fees	18	9	27		11
Shareholder reporting fees	1	—	249		15
Trustee fees	2	2	94		52
Other expenses	4	4	83		46
Total expenses before waiver	537	216	25,373		11,283
Expenses reimbursed to (waived or absorbed by) the Adviser	(74)	(64)	—		—
Net expenses	463	152	25,373		11,283
Net investment income (loss)	747	298	43,376		27,435
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	3,529	17,331	288,659		145,332
Redemptions in-kind	—	—	16,098		—
Foreign currency transactions	(10)	(32)		(1,950)		(1,236)
Total net realized gain (loss)	3,519	17,299	302,807		144,096
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(532)	(17,446)	(221,303	)(1)	(97,675	)(1)
Foreign currency translations	6	11		(1,203)		(455)
Change in net unrealized appreciation (depreciation)	(526)	(17,435)		(222,506)		(98,130)
Net increase (decrease) in net assets resulting from operations	$3,740	$162	$123,677		$73,401

(1)	Includes $(2,444) and $(1,314) related to affiliated fund for International Growth Fund and Institutional International Growth Fund, respectively.

See accompanying Notes to Financial Statements.

134	Semiannual Report	June 30, 2014

Statements of Changes in Net Assets

For the Period Ended June 30, 2014 (unaudited) and Year Ended December 31, 2013 (all amounts in thousands)

	International Equity Fund		Institutional International Equity Fund		International Growth Fund		Institutional International Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$747	$787	$298	$1,070	$43,376	$53,099	$27,435	$34,210
Net realized gain (loss) on investments, and other assets and liabilities	3,519	9,011	17,299	15,673	302,807	373,514	144,096	188,259
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(526)	3,864	(17,435)	917	(222,506)	268,465	(98,130)	158,903
Net increase (decrease) in net assets resulting from operations	3,740	13,662	162	17,660	123,677	695,078	73,401	381,372
Distributions to shareholders from
Net investment income
Class N	—	(34)	—	—	—	(15,436)	—	—
Class I	—	(806)	—	—	—	(38,834)	—	—
Institutional Class	—	—	—	(1,959)	—	—	—	(40,075)
Total distributions	—	(840)	—	(1,959)	—	(54,270)	—	(40,075)
Capital stock transactions
Net proceeds from sale of shares	990	7,440	—	3,200	244,024	706,104	167,785	413,943
Shares issued in reinvestment of income dividends and capital gain distributions	—	777	—	1,959	—	49,456	—	38,132
Less cost of shares redeemed	(1,891)	(11,645)	(81,848)	(29,745)	(575,526)	(773,377)	(172,450)	(327,353)
Net increase (decrease) in net assets resulting from capital share transactions	(901)	(3,428)	(81,848)	(24,586)	(331,502)	(17,817)	(4,665)	124,722
Increase (decrease) in net assets	2,839	9,394	(81,686)	(8,885)	(207,825)	622,991	68,736	466,019
Net assets
Beginning of period	79,578	70,184	100,805	109,690	4,295,624	3,672,633	2,440,149	1,974,130
End of period	$82,417	$79,578	$19,119	$100,805	$4,087,799	$4,295,624	$2,508,885	$2,440,149
Accumulated net investment income (loss) at the end of the period	$816	$69	$(416)	$(714)	$46,887	$3,511	$23,215	$(4,220)

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	135

Statements of Assets and Liabilities

As of June 30, 2014 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$812,669	$63,611	$783,586	$176,396
Investments in affiliated fund, at cost	—	—	23,624	—
Investments in securities, at value	$915,450	$73,188	$929,827	$213,215
Investments in affiliated fund, at value	—	—	25,160	—
Foreign currency, at value (cost $478; $223; $5,632; $376)	479	223	5,646	376
Receivable for securities sold	14,270	441	3,183	1,431
Receivable for fund shares sold	703	14	193	774
Receivable from Adviser	—	14	—	13
Dividend and interest receivable	1,814	60	1,241	239
Total assets	932,716	73,940	965,250	216,048
Liabilities
Payable for investment securities purchased	11,371	1,242	7,333	4,928
Payable for fund shares redeemed	240	59	66	20
Management fee payable	761	65	864	181
Distribution and shareholder administration fees payable	73	4	26	15
Foreign tax liability	286	144	2,752	1,754
Other payables and accrued expenses	218	37	313	87
Total liabilities	12,949	1,551	11,354	6,985
Net Assets	$919,767	$72,389	$953,896	$209,063
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$57	$7	$63	$12
Capital paid in excess of par value	717,321	63,604	799,851	173,056
Accumulated net investment income (loss)	338	279	3,528	184
Accumulated net realized gain (loss)	99,532	(933)	5,425	748
Net unrealized appreciation (depreciation) of investments and foreign currencies	102,519	9,432	145,029	35,063
Net Assets	$919,767	$72,389	$953,896	$209,063

Class N Shares
Net Assets	$16,404	$1,182	$13,777	$17,381
Shares Outstanding	1,006,764	122,448	965,724	1,034,992
Net Asset Value Per Share	$16.29	$9.66	$14.27	$16.80
Class I Shares
Net Assets	$547,753	$31,339	$173,876	$81,577
Shares Outstanding	33,246,277	3,238,666	12,082,244	4,846,632
Net Asset Value Per Share	$16.48	$9.68	$14.39	$16.84
Institutional Class Shares
Net Assets	$355,610	$39,868	$766,243	$110,105
Shares Outstanding	21,451,371	4,118,424	52,859,296	6,534,619
Net Asset Value Per Share	$16.58	$9.68	$14.50	$16.86

See accompanying Notes to Financial Statements.

136	Semiannual Report	June 30, 2014

Statements of Operations

For the Period Ended June 30, 2014 (all amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$11,079	$780	$11,303	$1,706
Less foreign tax withheld	(1,125)	(59)	(929)	(121)
Total income	9,954	721	10,374	1,585
Expenses
Investment advisory fees	4,627	363	5,134	979
Distribution fees	21	2	17	15
Shareholder administration fees	412	23	127	59
Custodian fees	78	51	197	116
Transfer agent fees	14	7	18	10
Sub-transfer agent fees
Class N	11	—	6	—
Class I	226	4	49	—
Professional fees	64	33	79	68
Registration fees	21	29	24	25
Shareholder reporting fees	35	—	31	3
Trustee fees	21	2	22	3
Other expenses	19	4	24	4
Total expenses before waiver	5,549	518	5,728	1,282
Expenses reimbursed to (waived or absorbed by) the Adviser	—	(79)	—	(95)
Net expenses	5,549	439	5,728	1,187
Net investment income (loss)	4,405	282	4,646	398
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	68,518	583	15,425	8,716
Redemptions in-kind	10,871	—	—	—
Foreign currency transactions	(406)	(58)	(696)	(155)
Total net realized gain (loss)	78,983	525	14,729	8,561
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(68,054)	3,035	46,622 (1)	12,766
Foreign currency translations	(214)	(44)	116	(1,419)
Change in net unrealized appreciation (depreciation)	(68,268)	2,991	46,738	11,347
Net increase (decrease) in net assets resulting from operations	$15,120	$3,798	$66,113	$20,306

(1)	Includes $(2,622) related to affiliated fund.

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	137

Statements of Changes in Net Assets

For the Period Ended June 30, 2014 (unaudited) and Year Ended December 31, 2013 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$4,405	$8,700	$282	$415	$4,646	$8,023	$398	$397
Net realized gain (loss) on investments, and other assets and liabilities	78,983	116,911	525	3,320	14,729	44,441	8,561	(7,991)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(68,268)	65,024	2,991	(3,693)	46,738	(52,993)	11,347	21,903
Net increase (decrease) in net assets resulting from operations	15,120	190,635	3,798	42	66,113	(529)	20,306	14,309
Distributions to shareholders from
Net investment income
Class N	—	(179)	—	(7)	—	(7)	—	—
Class I	—	(6,074)	—	(94)	—	(550)	—	(94)
Institutional Class	—	(5,918)	—	(162)	—	(4,674)	—	(240)
Net realized gain
Class N	—	(746)	—	—	—	(256)	—	(2)
Class I	—	(20,094)	—	—	—	(2,796)	—	(13)
Institutional Class	—	(16,732)	—	—	—	(14,933)	—	(21)
Total distributions	—	(49,743)	—	(263)	—	(23,216)	—	(370)
Capital stock transactions
Net proceeds from sale of shares	100,582	147,189	8,019	24,682	30,030	285,036	33,886	151,357
Shares issued in reinvestment of income dividends and capital gain distributions	—	44,096	—	237	—	20,187	—	284
Less cost of shares redeemed	(132,127)	(115,493)	(12,486)	(20,619)	(142,269)	(245,693)	(4,228)	(33,502)
Net increase (decrease) in net assets resulting from capital share transactions	(31,545)	75,792	(4,467)	4,300	(112,239)	59,530	29,658	118,139
Increase (decrease) in net assets	(16,425)	216,684	(669)	4,079	(46,126)	35,785	49,964	132,078
Net assets
Beginning of period	936,192	719,508	73,058	68,979	1,000,022	964,237	159,099	27,021
End of period	$919,767	$936,192	$72,389	$73,058	$953,896	$1,000,022	$209,063	$159,099
Accumulated net investment income (loss) at the end of the period	$338	$(4,067)	$279	$(3)	$3,528	$(1,118)	$184	$(214)

See accompanying Notes to Financial Statements.

138	Semiannual Report	June 30, 2014

Statements of Assets and Liabilities

As of June 30, 2014 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$245,195	$96,098	$152,862	$996,004
Repurchase agreement, at cost	659	3,279	930	328,591
Investments in securities, at value	$256,731	$97,780	$152,529	$996,004
Repurchase agreement, at value	659	3,279	930	328,591
Cash	—	26	—	—
Receivable for securities sold	—	—	5,041	—
Receivable for fund shares sold	125	316	1,713	—
Receivable from Adviser	22	2	10	619
Dividend and interest receivable	1,907	517	402	163
Total assets	259,444	101,920	160,625	1,325,377
Liabilities
Securities sold, not yet purchased (proceeds $—; $—; $5,041; $—)	—	—	5,080	—
Payable for investment securities purchased	632	1,640	1,952	—
Payable for fund shares redeemed	214	170	293	—
Management fee payable	64	32	38	260
Distribution, shareholder administration fees, or service fees payable	21	5	15	381
Other payables and accrued expenses	226	110	145	7
Total liabilities	1,157	1,957	7,523	648
Net Assets	$258,287	$99,963	$153,102	$1,324,729
Capital
Composition of Net Assets
Par value of shares of beneficial interest	$25	$11	$16	$1,325
Capital paid in excess of par value	246,433	134,543	165,923	1,323,425
Accumulated net investment income (loss)	(927)	(456)	(1,111)	—
Accumulated net realized gain (loss)	1,220	(35,817)	(11,354)	(21)
Net unrealized appreciation (depreciation) of investments and foreign currencies	11,536	1,682	(372)	—
Net Assets	$258,287	$99,963	$153,102	$1,324,729

Class N Shares
Net Assets	$12,173	$37,834	$5,092	$1,324,729
Shares Outstanding	1,120,535	4,107,459	538,416	1,324,902,364
Net Asset Value Per Share	$10.86	$9.21	$9.46	$1.00
Class I Shares
Net Assets	$146,060	$62,129	$108,047	—
Shares Outstanding	13,579,998	6,794,025	11,426,104	—
Net Asset Value Per Share	$10.76	$9.14	$9.46	—
Institutional Class Shares
Net Assets	$100,054	—	$39,963	—
Shares Outstanding	9,309,610	—	4,225,926	—
Net Asset Value Per Share	$10.75	—	$9.46	—

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	139

Statements of Operations

For the Period Ended June 30, 2014 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$4,644	$1,479	$1,680	$514
Total income	4,644	1,479	1,680	514
Expenses
Investment advisory fees	379	204	235	1,615
Distribution fees	8	29	4	—
Shareholder administration fees	115	—	88	—
Service fee	—	—	—	2,367
Custodian fees	27	23	43	37
Transfer agent fees	19	16	12	17
Sub-transfer agent fees
Class N	10	31	1	—
Class I	27	7	10	—
Professional fees	45	31	36	64
Registration fees	32	15	23	12
Shareholder reporting fees	7	12	6	31
Trustee fees	5	3	5	32
Other expenses	9	6	9	39
Total expenses before waiver	683	377	472	4,214
Expenses reimbursed to (waived or absorbed by) the Adviser	(119)	(14)	(66)	(3,768)
Net expenses	564	363	406	446
Net investment income (loss)	4,080	1,116	1,274	68
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	1,186	718	(435)	—
Total net realized gain (loss)	1,186	718	(435)	—
Change in net unrealized appreciation (depreciation) of:
Investments in securities	6,072	876	497	—
Options	(81)	(40)	(81)	—
Change in net unrealized appreciation (depreciation)	5,991	836	416	—
Net increase (decrease) in net assets resulting from operations	$11,257	$2,670	$1,255	$68

See accompanying Notes to Financial Statements.

140	Semiannual Report	June 30, 2014

Statements of Changes in Net Assets

For the Period Ended June 30, 2014 (unaudited) and Year Ended December 31, 2013 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Operations
Net investment income (loss)	$4,080	$8,264	$1,116	$2,827	$1,274	$3,476	$68	$18
Net realized gain (loss) on investments, and other assets and liabilities	1,186	3,507	718	413	(435)	(2,088)	—	—
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	5,991	(15,868)	836	(5,464)	416	(3,024)	—	—
Net increase (decrease) in net assets resulting from operations	11,257	(4,097)	2,670	(2,224)	1,255	(1,636)	68	18
Distributions to shareholders from
Net investment income
Class N	(210)	(865)	(577)	(1,798)	(72)	(249)	(68)	(134)
Class I	(2,782)	(6,409)	(995)	(2,214)	(1,691)	(4,497)	—	—
Institutional Class	(2,018)	(3,345)	—	—	(622)	(2,780)	—	—
Net realized gain
Class N	—	(126)	—	—	—	—	—	—
Class I	—	(1,556)	—	—	—	—	—	—
Institutional Class	—	(828)	—	—	—	—	—	—
Total distributions	(5,010)	(13,129)	(1,572)	(4,012)	(2,385)	(7,526)	(68)	(134)
Capital stock transactions
Net proceeds from sale of shares	32,635	62,355	7,973	51,821	25,100	89,150	391,515	851,400
Shares issued in reinvestment of income dividends and capital gain distributions	3,894	10,140	1,365	3,452	1,679	5,747	68	134
Less cost of shares redeemed	(29,344)	(107,156)	(16,287)	(85,000)	(46,773)	(198,339)	(478,587)	(955,015)
Net increase (decrease) in net assets resulting from capital share transactions	7,185	(34,661)	(6,949)	(29,727)	(19,994)	(103,442)	(87,004)	(103,481)
Increase (decrease) in net assets	13,432	(51,887)	(5,851)	(35,963)	(21,124)	(112,604)	(87,004)	(103,597)
Net assets
Beginning of period	244,855	296,742	105,814	141,777	174,226	286,830	1,411,733	1,515,330
End of period	$258,287	$244,855	$99,963	$105,814	$153,102	$174,226	$1,324,729	$1,411,733
Accumulated net investment income (loss) at the end of the period	$(927)	$3	$(456)	$—	$(1,111)	$—	$—	$—

See accompanying Notes to Financial Statements.

June 30, 2014	William Blair Funds	141

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-five funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds	International Equity Funds
Growth	International Leaders
Large Cap Growth	International Equity
Large Cap Value	Institutional International Equity
Mid Cap Growth	International Growth
Mid Cap Value	Institutional International Growth
Small-Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Value	Emerging Markets Leaders
Small Cap Growth	Emerging Markets Growth
Small Cap Value	Emerging Markets Small Cap Growth

Global Equity Funds	Fixed-Income Funds
Global Leaders	Bond
Global Small Cap Growth	Income

Multi-Asset and Alternative Fund	Low Duration
Macro Allocation	Money Market Fund
Ready Reserves

The Macro Allocation Fund has a fiscal year-end of October 31, and issues a separate report.

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return-Low Duration).
Money Market	Current income, a stable share price and daily liquidity.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional (“Inst.”).

Class	Description
N	Class N shares are sold to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity and International Equity Funds and 0.15% for the Fixed-Income Funds) or a service fee (0.35% for the Money Market Fund), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Funds).

I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class and Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Funds carry an annual shareholder administration fee of 0.15%.

142	Semiannual Report	June 30, 2014

Class	Description
Inst.	The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse William Blair & Company, L.L.C. (“William Blair” or the “Adviser”) for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Funds were the rates in effect on June 30, 2014. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2014, the Bond, Income and Low Duration Funds recognized a reduction of interest income and an increase of net realized gain of $931, $455 and $1,111, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

June 30, 2014	William Blair Funds	143

Distributions from net investment income, if any, for all Equity Funds are declared and paid at least annually. Distributions from net investment income for the Bond, Income, Low Duration and Ready Reserves Funds are declared daily and paid monthly. Capital gain distributions, if any for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for each of the prior three fiscal years remain open and the returns are subject to examination.

The Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Funds also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2014, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$684,692	$235,861	$(6,202)	$229,659
Large Cap Growth	43,550	12,116	(121)	11,995
Large Cap Value	4,023	1,079	(4)	1,075
Mid Cap Growth	351,860	64,736	(7,716)	57,020
Mid Cap Value	3,011	1,171	(25)	1,146
Small-Mid Cap Growth	591,547	142,244	(6,142)	136,102
Small-Mid Cap Value	2,294	686	(12)	674
Small Cap Growth	459,323	103,321	(10,070)	93,251
Small Cap Value	502,084	104,204	(3,492)	100,712
Global Leaders	138,144	25,810	(334)	25,476
Global Small Cap Growth	29,618	3,160	(346)	2,814
International Leaders	83,696	11,777	(749)	11,028
International Equity	66,416	16,238	(537)	15,701
Institutional International Equity	15,542	3,529	(100)	3,429
International Growth	3,398,087	708,027	(29,744)	678,283
Institutional International Growth	2,099,918	405,864	(17,104)	388,760
International Small Cap Growth	814,021	118,196	(16,767)	101,429
Emerging Markets Leaders	64,139	9,477	(428)	9,049
Emerging Markets Growth	814,864	147,445	(7,322)	140,123
Emerging Markets Small Cap Growth	177,602	36,636	(1,023)	35,613
Bond	245,853	12,409	(872)	11,537
Income	99,378	2,280	(599)	1,681
Low Duration	148,751	876	(1,248)	(372)
Ready Reserves	1,324,595	—	—	—

144	Semiannual Report	June 30, 2014

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, recharacterization of dividends received from investments in Real Estate Investment Trusts, paydown gains and losses, and redemptions in-kind. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2013, the following reclassifications were recorded (in thousands):

	Accumulated Undistributed Net Investment	Accumulated Undistributed Net Realized	Capital Paid in Excess
Fund	Income (Loss)	Gain/(Loss)	of Par Value
Growth	$2,342	$(2,342)	$—
Large Cap Growth	51	—	(51)
Large Cap Value	1	(1)	—
Mid Cap Growth	3,157	(32,636)	29,479
Mid Cap Value	1	—	(1)
Small-Mid Cap Growth	3,376	(3,376)	—
Small-Mid Cap Value	1	(1)	—
Small Cap Growth	3,652	(3,652)	—
Small Cap Value	334	(328)	(6)
Global Leaders	(36)	36	—
Global Small Cap Growth	5	(5)	—
International Leaders	(99)	99	—
International Equity	248	(248)	—
Institutional International Equity	371	(353)	(18)
International Growth	19,372	(19,372)	—
Institutional International Growth	9,721	(9,721)	—
International Small Cap Growth	1,196	(1,196)	—
Emerging Markets Leaders	(111)	209	(98)
Emerging Markets Growth	(1,630)	1,634	(4)
Emerging Markets Small Cap Growth	(218)	218	—
Bond	2,356	(2,356)	—
Income	1,185	(1,185)	—
Low Duration	4,050	(4,023)	(27)
Ready Reserves	4	—	(4)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2013 and 2012 was as follows (in thousands):

	Distributions Paid in 2013				Distributions Paid in 2012
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$3,937	$7,790	$23,030	$45,512	$10	$1,133	$7,281	$12,939
Large Cap Growth	—	—	476	2,335	—	—	—	—
Large Cap Value	23	58	145	325	12	25	—	—
Mid Cap Growth	347	4,052	2,365	27,585	—	488	905	7,042
Mid Cap Value	7	149	16	304	1	62	3	121
Small-Mid Cap Growth	877	7,283	3,727	30,949	63	1,436	1,026	8,092
Small-Mid Cap Value	31	57	74	121	34	55	—	—
Small Cap Growth	10,989	20,157	25,187	46,198	—	—	564	1,107
Small Cap Value	1,034	6,584	2,738	17,227	256	1,734	164	782
Global Leaders	8	199	—	—	15	227	—	—
Global Small Cap Growth	5	433	—	—	N/A	N/A	N/A	N/A
International Leaders	2	195	—	—	—	6	—	—
International Equity	34	806	—	—	172	2,061	—	—
International Growth	15,436	38,834	—	—	37,353	74,977	—	—
International Small Cap Growth	166	5,643	759	20,525	274	7,774	—	—

June 30, 2014	William Blair Funds	145

	Distributions Paid in 2013				Distributions Paid in 2012
	Ordinary Income		Long-Term Capital Gains		Ordinary Income		Long-Term Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$7	$94	$—	$—	$1	$169	$—	$—
Emerging Markets Growth	5	399	258	2,947	88	1,209	—	—
Emerging Markets Small Cap Growth	—	94	2	13	13	65	—	—
Bond	865	6,409	126	1,556	961	6,754	211	1,126
Income	1,798	2,214	—	—	1,884	2,587	—	—
Low Duration	249	4,497	—	—	219	2,909	—	—
Ready Reserves	134	—	—	—	131	—	—	—

	Distributions Paid in 2013		Distributions Paid in 2012
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$453	$—	$—	$—
International Leaders	1,054	—	10	—
Institutional International Equity	1,959	—	1,482	—
Institutional International Growth	40,075	—	62,889	—
International Small Cap Growth	5,497	17,153	8,146	—
Emerging Markets Leaders	162	—	303	—
Emerging Markets Growth	3,393	16,214	7,965	—
Emerging Markets Small Cap Growth	240	21	—	—
Bond	3,345	828	3,467	597
Low Duration	2,780	—	2,382	—

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Growth	$9,083	$—	$18,547	$277,418
Large Cap Growth	—	—	742	11,314
Large Cap Value	—	—	39	992
Mid Cap Growth	—	—	12,484	66,168
Mid Cap Value	6	—	29	1,164
Small-Mid Cap Growth	—	—	8,261	167,622
Small-Mid Cap Value	11	—	58	802
Small Cap Growth	3,085	—	11,172	135,902
Small Cap Value	198	—	3,691	99,267
Global Leaders	70	(5,412)	—	22,051
Global Small Cap Growth	73	—	—	2,410
International Leaders	38	(1,113)	—	9,764
International Equity	597	(83,365)	—	15,642
Institutional International Equity	—	(107,760)	—	19,850
International Growth	41,765	(758,977)	—	856,796
Institutional International Growth	16,945	—	2,150	461,989
International Small Cap Growth	—	—	22,062	165,207
Emerging Markets Leaders	—	(980)	—	5,960
Emerging Markets Growth	—	(1,870)	—	89,739
Emerging Markets Small Cap Growth	—	(5,545)	—	21,234
Bond	—	—	6	5,576
Income	—	(36,535)	—	846
Low Duration	—	(10,949)	—	(758)
Ready Reserves	—	(21)	—	—

146	Semiannual Report	June 30, 2014

As of December 31, 2013, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2014	2015	2016	2017	2018	Total
Global Leaders	$—	$—	$—	$5,412	$—	$5,412
International Equity	—	—	1,379	81,926	—	83,305
Institutional International Equity	—	—	—	107,610	—	107,610
International Growth	—	—	—	758,977	—	758,977
Income	3,398	4,138	9,190	14,459	4,578	35,763
Low Duration	—	—	—	—	955	955
Ready Reserves	—	2	—	—	—	2

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

As of December 31, 2013, the Funds incurred the following capital losses which will not expire (in thousands):

Fund	Short- Term	Long- Term
International Leaders	$1,113	$—
Emerging Leaders Growth	132	—
Emerging Markets Small Cap Growth	5,537	—
Income	51	—
Low Duration	6,088	2,925
Ready Reserves	19	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, December 31, 2013. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2013.

As of December 31, 2013, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
	Ordinary	Short-Term	Long-Term
Fund	Income	Capital	Capital
International Equity	$—	$60	$—
Institutional International Equity	34	116	—
Emerging Leaders Growth	2	846	—
Emerging Markets Growth	697	1,173	—
Emerging Markets Small Cap Growth	8	—	—
Income	—	106	615
Low Duration	—	180	801

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser will monitor, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if

June 30, 2014	William Blair Funds	147

any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of June 30, 2014, each Fund’s outstanding repurchase agreement, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(h) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(i) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the period ended June 30, 2014, the Small Cap Value, International Growth and International Small Cap Growth Funds redeemed in-kind fund shares with values of $20,491, $70,598 and $40,740 (in thousands), respectively, with net realized gains of $7,307, $16,098 and $10,871 (in thousands), respectively.

(3) Valuation

(a) Investment Valuation

The market value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed-income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed-income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

148	Semiannual Report	June 30, 2014

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service. Swaps are valued by an independent pricing service using simulation pricing models. The simulation pricing models value the underlying reference entities within the swaps based on readily observable market prices.

Investments in other investment funds that are not exchange-traded funds are valued at the underlying fund’s ending net asset value on the date of valuation.

Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates fair value.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of June 30, 2014, there were securities held in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds requiring fair valuation pursuant to the Trust’s Valuation Procedures.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the year, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable.

As of June 30, 2014, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are as follows (in thousands):

		Large Cap	Large Cap	Mid Cap	Mid Cap
Investments in securities	Growth	Growth	Value	Growth	Value
Level 1—Quoted prices
Common Stocks	$898,059	$54,804	$4,992	$400,213	$4,157
Level 2—Other significant observable inputs
Short-Term Investments	16,292	741	106	8,667	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$914,351	$55,545	$5,098	$408,880	$4,157

June 30, 2014	William Blair Funds	149

Investments in securities			Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks			$712,226	$2,906	$525,275	$601,548
Exchange-Traded Fund			—	—	16,832	—
Level 2—Other significant observable inputs
Short-Term Investments			15,423	62	10,467	1,248
Level 3—Significant unobservable inputs
None			—	—	—	—
Total investments in securities			$727,649	$2,968	$552,574	$602,796

Investments in securities	Global Leaders	Global Small Cap Growth	International Leaders	International Equity	Institutional International Equity	International Growth
Level 1—Quoted prices
Common Stocks	$158,923	$30,491	$92,576	$81,879	$18,971	$3,982,595
Preferred Stock	—	—	—	—	—	19,111
Rights	—	—	—	—	—	932
Level 2—Other significant observable inputs
Affiliated Fund	—	—	—	—	—	23,454
Short-Term Investments	4,697	1,941	2,148	238	—	50,210
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—	68
Total investments in securities	$163,620	$32,432	$94,724	$82,117	$18,971	$4,076,370

Investments in securities		Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks		$2,438,795	$898,761	$69,726	$895,624	$207,895
Preferred Stocks		11,706	—	2,048	22,452	—
Rights		538	—	—	—	—
Level 2—Other significant observable inputs
Affiliated Fund		12,603	—	—	25,160	—
Short-Term Investments		25,001	16,689	1,414	11,751	5,320
Level 3—Significant unobservable inputs
Common Stocks		35	—	—	—	—
Total investments in securities		$2,488,678	$915,450	$73,188	$954,987	$213,215

Investments in securities			Bond	Income	Low Duration	Ready Reserves
Level 1—Quoted Prices
Purchased Option			$9	$5	$9	$—
Level 2—Other significant observable inputs
U.S. Government and U.S. Government Agency			118,217	55,522	98,148	96,245
Municipal Bond			1,321	—	—	—
Corporate Obligation/Notes			124,245	33,938	16,138	32,762
Asset-Backed Securities			12,939	8,315	38,234	—
Commercial Paper			—	—	—	866,997
Short-Term Investments			659	3,279	930	328,591
Level 3—Significant unobservable inputs
None			—	—	—	—
Total investments in securities			$257,390	$101,059	$153,459	$1,324,595
Other financial instruments
Liabilities
Level 2—Other significant observable inputs
U.S. Government and U.S. Government Agency			$—	$—	$(5,080)	$—

150	Semiannual Report	June 30, 2014

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. Level 3 securities represented 0.00%, 0.00%, and 0.00% as a percentage of net assets in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at June 30, 2014 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth[1]	0.70%
Large Cap Value[2]	0.70%
Mid Cap Growth	0.95%
Mid Cap Value	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Global Equity Funds
Global Leaders	1.00%
Global Small Cap Growth	1.00%

Fixed-Income Funds
Bond	0.30%
Income[5]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Money Market Fund
Ready Reserves:
First $250 million	0.275%
Next $250 million	0.25%
Next $2 billion	0.225%
In excess of $2.5 billion	0.20%
International Equity Funds
International Leaders	0.95%
International Equity[3]:
First $250 million	1.00%
In excess of $250 million	0.90%
Institutional International Equity[4]:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $4.75 billion	1.00%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Effective May 1, 2014, the management fee to be paid to the Adviser by the Large Cap Growth Fund was reduced to 0.70% from 0.80% of average daily net assets.
2	Effective May 1, 2014, the management fee to be paid to the Adviser by the Large Cap Value Fund was reduced to 0.70% from 0.80% of average daily net assets.
3	Effective May 1, 2014, the management fee to be paid to the Adviser by the International Equity Fund was reduced to 1.00% of the first $250 million of average daily net assets, plus 0.90% of average daily net assets over $250 million from 1.10% of the first $250 million of average daily net assets, plus 1.00% of average daily net assets over $250 million.
4	Effective May 1, 2014, the management fee to be paid to the Adviser by Institutional International Equity Fund was reduced to 0.90% of the first $500 million of average daily net assets, plus 0.85% of the next $500 million of average daily net assets, plus 0.80% of average daily net assets over $1 billion from 1.00% of the first $500 million of average daily net assets, plus 0.95% of the next $500 million of average daily net assets, plus 0.90% of average daily net assets over $1 billion.
5	Management fee also includes a charge of 5% of gross income.

June 30, 2014	William Blair Funds	151

Some of the Funds have also entered into an amended and restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse the Fund for expenses in excess of the agreed upon rate. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser on the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its management fees and/or absorb other operating expenses through April 30, 2015, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional Class
	Effective	Effective	Effective	Effective	Effective	Effective
	May 1, 2014	May 1, 2013	May 1, 2014	May 1, 2013	May 1, 2014	May 1, 2013
	through	through	through	through	through	through
	April 30,	April 30,	April 30,	April 30,	April 30,	April 30,
Fund	2015	2014	2015	2014	2015	2014
Growth	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Growth	1.10%	1.20%	0.85%	0.95%	N/A	N/A
Large Cap Value	1.10%	1.20%	0.85%	0.95%	N/A	N/A
Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Mid Cap Value	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small-Mid Cap Value	1.40%	1.40%	1.15%	1.15%	N/A	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Global Leaders	1.50%	1.50%	1.25%	1.25%	1.10%	1.10%
Global Small Cap Growth	1.65%	1.65%*	1.40%	1.40%*	1.25%	1.25%*
International Leaders	1.45%	1.45%	1.20%	1.20%	1.05%	1.05%
International Equity	1.35%	1.45%	1.10%	1.20%	N/A	N/A
Institutional International Equity	N/A	N/A	N/A	N/A	1.00%	1.10%
International Growth	1.45%	1.45%	1.20%	1.20%	N/A	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	N/A	N/A
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Leaders	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Emerging Markets Growth	1.70%	1.70%	1.45%	1.45%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.65%	1.65%	1.40%	1.40%	1.25%	1.25%
Bond	0.65%	0.65%	0.50%	0.50%	0.35%	0.35%
Income	0.85%	0.85%	0.70%	0.70%	N/A	N/A
Low Duration	0.70%	0.70%	0.55%	0.55%	0.40%	0.40%
Ready Reserves	N/A	N/A	N/A	N/A	N/A	N/A

*	Effective April 30, 2013 through April 30, 2014.

The Adviser has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Fund in order to maintain a minimum yield given the current interest rate environment.

For a period of three years subsequent to a Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amounts available for reimbursement at June 30, 2014 were as follows (in thousands):

	Available for	Expiration of
Fund	Reimbursement	Reimbursement
Large Cap Value	$ 261	October 24, 2014
Small-Mid Cap Value	269	December 15, 2014
Global Small Cap Growth	123	April 10, 2016
International Leaders	207	August 16, 2015
Emerging Markets Small Cap Growth	665	October 24, 2014

152	Semiannual Report	June 30, 2014

For the period ended June 30, 2014, the fee waivers and/or reimbursements for each Fund were as follows (in thousands):

	Fund	Class I	Class N
	Level	Specific	Specific	Total
Fund	Waiver	Waiver	Waiver	Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	17	11	5	33
Large Cap Value	46	—	—	46
Mid Cap Growth	—	40	11	51
Mid Cap Value	44	—	—	44
Small-Mid Cap Growth	—	123	24	147
Small-Mid Cap Value	50	—	—	50
Small Cap Growth	—	89	70	159
Small Cap Value	—	—	8	8
Global Leaders	19	13	3	35
Global Small Cap Growth	47	1	—	48
International Leaders	34	—	—	34
International Equity	38	33	3	74
Institutional International Equity	64	—	—	64
International Growth	—	—	—	—
Institutional International Growth	—	—	—	—
International Small Cap Growth	—	—	—	—
Emerging Markets Leaders	75	4	—	79
Emerging Markets Growth	—	—	—	—
Emerging Markets Small Cap Growth	95	—	—	95
Bond	81	28	10	119
Income	—	—	14	14
Low Duration	55	10	1	66
Ready Reserves	3,768	—	—	3,768

(b) Underwriting, Distribution Services and Service Agreements

Pursuant to separate Underwriting and Distribution Agreements, William Blair is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Growth Fund, Institutional International Equity Fund, and Ready Reserves Fund, has a Distribution Agreement with William Blair for distribution services to the Funds’ Class N shares. Each Fund pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Income, Bond and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Ready Reserves Fund has entered into a Service Agreement with the Adviser under which the Adviser agrees to provide certain support services to Class N shareholders, including shareholder services and automatic sweep services, for a fee of 0.35% of the Fund’s average daily net assets attributable to Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA, Financial Industry Regulatory Authority) does not exceed 0.25% of the average annual net assets attributable to the Class N shares of the Ready Reserves Fund.

The Global Leaders, Global Small Cap Growth, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond and Low Duration Funds have a Shareholder Administration Agreement with William Blair to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2014, the following fees were incurred (in thousands):

June 30, 2014	William Blair Funds	153

Fund	Class N	Class I	Total
Global Leaders	$4	$39	$43
Global Small Cap Growth	—	19	19
International Leaders	—	9	9
International Small Cap Growth	13	399	412
Emerging Markets Leaders	1	22	23
Emerging Markets Growth	10	117	127
Emerging Markets Small Cap Growth	9	50	59
Bond	8	107	115
Low Duration	4	84	88

(5) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and U.S. government securities for the period ended June 30, 2014, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$248,794	$(288,774)
Large Cap Growth	17,809	(12,816)
Large Cap Value	866	(1,196)
Mid Cap Growth	154,738	(180,624)
Mid Cap Value	652	(1,185)
Small-Mid Cap Growth	260,051	(228,705)
Small-Mid Cap Value	635	(1,049)
Small Cap Growth	242,520	(311,678)
Small Cap Value	291,394	(111,348)
Global Leaders	47,188	(39,392)
Global Small Cap Growth	26,282	(14,045)
International Leaders	55,140	(32,389)
International Equity	31,239	(31,536)
Institutional International Equity	10,645	(92,075)
International Growth	1,931,480	(2,275,301)
Institutional International Growth	1,169,040	(1,186,499)
International Small Cap Growth	607,534	(637,273)
Emerging Markets Leaders	44,099	(48,102)
Emerging Markets Growth	451,402	(549,441)
Emerging Markets Small Cap Growth	146,616	(117,029)
Bond	62,298	(44,298)
Income	19,253	(26,648)
Low Duration	66,933	(86,581)

(6) Financial Derivative Instruments

The Funds may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus.

Derivative transactions carry counterparty risk as they are based on contracts between the Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Forward Foreign Currency Contracts

The Global Equity and International Equity Funds from time to time may enter into forward foreign currency contracts with the Funds’ custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. When entering into a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Funds’ net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and

154	Semiannual Report	June 30, 2014

losses are included in the Statements of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statements of Assets and Liabilities. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

Options

The purchase or sale of an option by the Funds involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). Purchased options are shown as an asset on the Statements of Assets and Liabilities and are included in Investments in securities.

The following table presents the value of financial derivative instruments, by primary risk exposure, as of June 30, 2014 and their respective location on the Statements of Assets and Liabilities (in thousands):

		Assets		Liabilities
		Statement of Assets		Statement of Assets
Fund	Risk	and Liabilities Location	Value	and Liabilities Location	Value
Bond	Interest rate	Investments in securities	$9	Investments in securities	$—
Income	Interest rate	Investments in securities	5	Investments in securities	—
Low Duration	Interest rate	Investments in securities	9	Investments in securities	—

There were no open forward foreign currency contracts during the period ended June 30, 2014.

The following table presents the effect of derivatives, by primary risk exposure, on the Statements of Operations for the period ended June 30, 2014 (in thousands):

				Change in net
				unrealized	Average
		Statement of	Net realized	appreciation	Monthly
Fund	Risk	Operations Location	gain (loss)	(depreciation)	Activity
Bond	Interest rate	Options	$—	$(81)	(a)
Income	Interest rate	Options	—	(40)	(a)
Low Duration	Interest rate	Options	—	(81)	(a)

(a)	The purchased options as of June 30, 2014, as disclosed in the Portfolios of Investments, are each Fund’s only option trading activity during the period ended June 30, 2014.

June 30, 2014	William Blair Funds	155

(7) Fund Share Transactions

The following tables summarizes the activity in capital shares of each Fund for the period ended June 30, 2014 (in thousands):

								Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$16,662	$—	$33,887	$(17,225)	1,128	—	2,303	(1,175)
Large Cap Growth	990	—	473	517	97	—	47	50
Large Cap Value	141	—	268	(127)	11	—	19	(8)
Mid Cap Growth	4,725	—	7,847	(3,122)	313	—	516	(203)
Mid Cap Value	7	—	73	(66)	1	—	5	(4)
Small-Mid Cap Growth	10,913	—	9,426	1,487	581	—	506	75
Small-Mid Cap Value	47	—	272	(225)	4	—	20	(16)
Small Cap Growth	19,688	—	58,859	(39,171)	659	—	1,985	(1,326)
Small Cap Value	5,970	—	6,826	(856)	342	—	389	(47)
Global Leaders	100	—	1,699	(1,599)	9	—	147	(138)
Global Small Cap Growth	453	—	161	292	36	—	13	23
International Leaders	17	—	15	2	1	—	1	—
International Equity	81	—	457	(376)	5	—	32	(27)
International Growth	56,074	—	248,166	(192,092)	2,157	—	9,398	(7,241)
International Small Cap Growth	1,566	—	4,309	(2,743)	98	—	267	(169)
Emerging Markets Leaders	5,781	—	959	4,822	24	—	117	(93)
Emerging Markets Growth	394	—	1,307	(913)	30	—	98	(68)
Emerging Markets Small Cap Growth	8,456	—	1,836	6,620	541	—	122	419
Bond	3,073	198	2,768	503	286	18	258	46
Income	2,992	536	7,782	(4,254)	326	58	849	(465)
Low Duration	769	26	825	(30)	80	3	87	(4)
Ready Reserves	391,515	68	478,587	(87,004)	391,515	68	478,587	(87,004)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$37,716	$—	$52,520	$(14,804)	2,422	—	3,392	(970)
Large Cap Growth	6,961	—	2,524	4,437	653	—	242	411
Large Cap Value	127	—	332	(205)	9	—	24	(15)
Mid Cap Growth	24,587	—	42,990	(18,403)	1,592	—	2,772	(1,180)
Mid Cap Value	31	—	421	(390)	3	—	31	(28)
Small-Mid Cap Growth	81,135	—	61,716	19,419	4,205	—	3,208	997
Small-Mid Cap Value	29	—	254	(225)	2	—	18	(16)
Small Cap Growth	42,305	—	89,058	(46,753)	1,342	—	2,838	(1,496)
Small Cap Value	232,829	—	57,726	175,103	13,109	—	3,209	9,900
Global Leaders	2,723	—	5,517	(2,794)	237	—	485	(248)
Global Small Cap Growth	14,470	—	280	14,190	1,162	—	23	1,139
International Leaders	757	—	360	397	61	—	28	33
International Equity	909	—	1,434	(525)	65	—	100	(35)
International Growth	187,950	—	327,360	(139,410)	7,047	—	12,251	(5,204)
International Small Cap Growth	73,626	—	42,432	31,194	4,532	—	2,624	1,908
Emerging Markets Leaders	2,026	—	6,896	(4,870)	220	—	780	(560)
Emerging Markets Growth	17,238	—	8,111	9,127	1,286	—	612	674
Emerging Markets Small Cap Growth	17,246	—	1,426	15,820	1,100	—	94	1,006
Bond	10,992	1,883	16,301	(3,426)	1,034	176	1,539	(329)
Income	4,981	829	8,505	(2,695)	548	91	936	(297)
Low Duration	15,703	1,052	30,485	(13,730)	1,655	111	3,213	(1,447)

156	Semiannual Report	June 30, 2014

	Institutional
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$11,499	$—	$—	$ 11,499	995	—	—	995
International Leaders	22,600	—	350	22,250	1,805	—	28	1,777
Institutional International Equity	—	—	81,848	(81,848)	—	—	6,487	(6,487)
Institutional International Growth	167,785	—	172,450	(4,665)	9,492	—	10,064	(572)
International Small Cap Growth	25,390	—	85,386	(59,996)	1,561	—	5,148	(3,587)
Emerging Markets Leaders	212	—	4,631	(4,419)	626	—	520	106
Emerging Markets Growth	12,398	—	132,851	(120,453)	909	—	9,996	(9,087)
Emerging Markets Small Cap Growth	8,184	—	966	7,218	540	—	60	480
Bond	18,570	1,813	10,275	10,108	1,757	171	966	962
Low Duration	8,628	601	15,463	(6,234)	912	63	1,630	(655)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$54,378	$—	$86,407	$(32,029)	3,550	—	5,695	(2,145)
Large Cap Growth	7,951	—	2,997	4,954	750	—	289	461
Large Cap Value	268	—	600	(332)	20	—	43	(23)
Mid Cap Growth	29,312	—	50,837	(21,525)	1,905	—	3,288	(1,383)
Mid Cap Value	38	—	494	(456)	4	—	36	(32)
Small-Mid Cap Growth	92,048	—	71,142	20,906	4,786	—	3,714	1,072
Small-Mid Cap Value	76	—	526	(450)	6	—	38	(32)
Small Cap Growth	61,993	—	147,917	(85,924)	2,001	—	4,823	(2,822)
Small Cap Value	238,799	—	64,552	174,247	13,451	—	3,598	9,853
Global Leaders	14,322	—	7,216	7,106	1,241	—	632	609
Global Small Cap Growth	14,923	—	441	14,482	1,198	—	36	1,162
International Leaders	23,374	—	725	22,649	1,867	—	57	1,810
International Equity	990	—	1,891	(901)	70	—	132	(62)
Institutional International Equity	—	—	81,848	(81,848)	—	—	6,487	(6,487)
International Growth	244,024	—	575,526	(331,502)	9,204	—	21,649	(12,445)
Institutional International Growth	167,785	—	172,450	(4,665)	9,492	—	10,064	(572)
International Small Cap Growth	100,582	—	132,127	(31,545)	6,191	—	8,039	(1,848)
Emerging Markets Leaders	8,019	—	12,486	(4,467)	870	—	1,417	(547)
Emerging Markets Growth	30,030	—	142,269	(112,239)	2,225	—	10,706	(8,481)
Emerging Markets Small Cap Growth	33,886	—	4,228	29,658	2,181	—	276	1,905
Bond	32,635	3,894	29,344	7,185	3,077	365	2,763	679
Income	7,973	1,365	16,287	(6,949)	874	149	1,785	(762)
Low Duration	25,100	1,679	46,773	(19,994)	2,647	177	4,930	(2,106)
Ready Reserves	391,515	68	478,587	(87,004)	391,515	68	478,587	(87,004)

June 30, 2014	William Blair Funds	157

The following tables summarizes the activity in capital shares of each Fund for the year ended December 31, 2013 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$32,046	$25,781	$69,760	$(11,933)	2,330	1,788	5,007	(889)
Large Cap Growth	1,479	473	590	1,362	161	48	64	145
Large Cap Value	1,156	164	1,346	(26)	89	12	107	(6)
Mid Cap Growth	12,598	2,490	22,921	(7,833)	876	168	1,527	(483)
Mid Cap Value	124	23	16	131	10	2	2	10
Small-Mid Cap Growth	43,420	4,482	31,843	16,059	2,394	244	1,701	937
Small-Mid Cap Value	116	12	106	22	8	1	8	1
Small Cap Growth	62,699	35,881	49,972	48,608	1,994	1,243	1,697	1,540
Small Cap Value	17,875	3,744	15,623	5,996	1,055	218	991	282
Global Leaders	1,886	8	1,789	105	186	1	177	10
Global Small Cap Growth (a)	400	5	257	148	38	1	22	17
International Leaders	38	1	455	(416)	3	—	41	(38)
International Equity	414	34	2,522	(2,074)	31	3	201	(167)
International Growth	221,020	15,265	304,157	(67,872)	9,253	598	12,532	(2,681)
International Small Cap Growth	4,200	876	3,714	1,362	277	56	254	79
Emerging Markets Leaders	11,199	5	174	11,030	207	—	19	188
Emerging Markets Growth	904	216	3,904	(2,784)	68	17	299	(214)
Emerging Markets Small Cap Growth	15,380	2	9,393	5,989	1,062	—	678	384
Bond	5,636	971	26,429	(19,822)	507	89	2,434	(1,838)
Income	22,343	1,685	48,389	(24,361)	2,370	181	5,198	(2,647)
Low Duration	4,501	92	10,313	(5,720)	461	9	1,069	(599)
Ready Reserves	851,400	134	955,015	(103,481)	851,398	136	955,015	(103,481)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$84,282	$47,875	$91,319	$40,838	5,865	3,154	6,177	2,842
Large Cap Growth	10,681	2,150	2,483	10,348	1,065	214	255	1,024
Large Cap Value	1,671	371	1,376	666	126	28	108	46
Mid Cap Growth	124,349	31,354	172,731	(17,028)	8,446	2,063	11,250	(741)
Mid Cap Value	124	385	1,033	(524)	9	29	79	(41)
Small-Mid Cap Growth	223,592	37,483	111,035	150,040	12,205	1,986	6,274	7,917
Small-Mid Cap Value	197	73	11	259	15	5	1	19
Small Cap Growth	111,824	64,524	104,039	72,309	3,479	2,123	3,256	2,346
Small Cap Value	118,186	21,340	47,452	92,074	7,077	1,219	2,822	5,474
Global Leaders	5,165	193	6,960	(1,602)	513	17	669	(139)
Global Small Cap Growth (a)	15,017	238	461	14,794	1,434	20	38	1,416
International Leaders	7,955	195	2,516	5,634	712	16	210	518
International Equity	7,026	743	9,123	(1,354)	547	53	684	(84)
International Growth	485,084	34,191	469,220	50,055	19,777	1,310	18,884	2,203
International Small Cap Growth	106,880	20,890	51,427	76,343	6,920	1,322	3,375	4,867
Emerging Markets Leaders	11,592	70	2,598	9,064	1,294	8	295	1,007
Emerging Markets Growth	21,934	2,843	15,774	9,003	1,641	217	1,184	674
Emerging Markets Small Cap Growth	51,250	58	6,461	44,847	3,623	4	460	3,167
Bond	37,656	5,684	59,910	(16,570)	3,464	529	5,552	(1,559)
Income	29,478	1,767	36,611	(5,366)	3,188	191	3,972	(593)
Low Duration	81,230	2,882	113,372	(29,260)	8,362	300	11,786	(3,124)

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.

158	Semiannual Report	June 30, 2014

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$74,297	$350	$15,521	$59,126	7,343	32	1,439	5,936
International Leaders	46,097	348	1,137	45,308	4,087	29	99	4,017
Institutional International Equity	3,200	1,959	29,745	(24,586)	292	159	2,651	(2,200)
Institutional International Growth	413,943	38,132	327,353	124,722	25,757	2,259	20,396	7,620
International Small Cap Growth	36,109	22,330	60,352	(1,913)	2,335	1,406	4,004	(263)
Emerging Markets Leaders	1,891	162	17,847	(15,794)	1,250	18	1,954	(686)
Emerging Markets Growth	262,198	17,128	226,015	53,311	19,076	1,297	17,504	2,869
Emerging Markets Small Cap Growth	84,727	224	17,648	67,303	6,093	15	1,226	4,882
Bond	19,063	3,485	20,817	1,731	1,789	325	1,920	194
Low Duration	3,419	2,773	74,654	(68,462)	353	287	7,803	(7,163)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$116,328	$73,656	$161,079	$28,905	8,195	4,942	11,184	1,953
Large Cap Growth	12,160	2,623	3,073	11,710	1,226	262	319	1,169
Large Cap Value	2,827	535	2,722	640	215	40	215	40
Mid Cap Growth	136,947	33,844	195,652	(24,861)	9,322	2,231	12,777	(1,224)
Mid Cap Value	248	408	1,049	(393)	19	31	81	(31)
Small-Mid Cap Growth	267,012	41,965	142,878	166,099	14,599	2,230	7,975	8,854
Small-Mid Cap Value	313	85	117	281	23	6	9	20
Small Cap Growth	174,523	100,405	154,011	120,917	5,473	3,366	4,953	3,886
Small Cap Value	136,061	25,084	63,075	98,070	8,132	1,437	3,813	5,756
Global Leaders	81,348	551	24,270	57,629	8,042	50	2,285	5,807
Global Small Cap Growth (a)	15,417	243	718	14,942	1,472	21	60	1,433
International Leaders	54,090	544	4,108	50,526	4,802	45	350	4,497
International Equity	7,440	777	11,645	(3,428)	578	56	885	(251)
Institutional International Equity	3,200	1,959	29,745	(24,586)	292	159	2,651	(2,200)
International Growth	706,104	49,456	773,377	(17,817)	29,030	1,908	31,416	(478)
Institutional International Growth	413,943	38,132	327,353	124,722	25,757	2,259	20,396	7,620
International Small Cap Growth	147,189	44,096	115,493	75,792	9,532	2,784	7,633	4,683
Emerging Markets Leaders	24,682	237	20,619	4,300	2,751	26	2,268	509
Emerging Markets Growth	285,036	20,187	245,693	59,530	20,785	1,531	18,987	3,329
Emerging Markets Small Cap Growth	151,357	284	33,502	118,139	10,778	19	2,364	8,433
Bond	62,355	10,140	107,156	(34,661)	5,760	943	9,906	(3,203)
Income	51,821	3,452	85,000	(29,727)	5,558	372	9,170	(3,240)
Low Duration	89,150	5,747	198,339	(103,442)	9,176	596	20,658	(10,886)
Ready Reserves	851,400	134	955,015	(103,481)	851,398	136	955,015	(103,481)

(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.

(8) Subsequent Event

On July 23, 2014, the SEC adopted amendments to certain rules under the 1940 Act that govern money market funds. In part, the amendments will require certain money market funds to operate using a floating NAV rather than a stable NAV, and allow money market funds to impose liquidity fees and redemption gates in certain circumstances to stem redemptions. The SEC provided for an extended 2-year transition period to comply with such requirements. At this time, management is evaluating the reforms adopted, the manner for implementing these reforms, and the potential impact on the financial statements. For more information please refer to the portfolio manager overview for the Ready Reserves Fund.

June 30, 2014	William Blair Funds	159

Financial Highlights

Growth Fund

	Class N
	(unaudited) Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.79	$12.05	$10.73	$11.28	$9.89	$7.12
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.07)	(0.01)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.53	4.25	1.69	(0.19)	1.40	2.79
Total from investment operations	0.51	4.18	1.68	(0.23)	1.39	2.77
Less distributions from:
Net investment income	—	—	0.00 ^	—	—	—
Net realized gain	—	1.44	0.36	0.32	—	—
Total distributions	—	1.44	0.36	0.32	—	—
Net asset value, end of year	$15.30	$14.79	$12.05	$10.73	$11.28	$9.89
Total return (%)*	3.45	35.00	15.67	(1.93)	14.05	38.90
Ratios to average daily net assets (%):**
Expenses	1.18	1.19	1.20	1.21	1.16	1.23
Net investment income (loss)	(0.23)	(0.51)	(0.06)	(0.37)	(0.13)	(0.20)
Net assets at end of year (in thousands)	$283,446	$291,326	$248,121	$204,476	$198,622	$153,987
Portfolio turnover rate (%)*	28	52	73	59	66	67

	Class I
	(unaudited) Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010		2009
Net asset value, beginning of year	$15.56	$12.58	$11.18	$11.71	$10.24		$7.35
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.03)	0.04	0.00 ^	0.02		0.01
Net realized and unrealized gain (loss) on investments	0.56	4.45	1.75	(0.20)	1.45		2.88
Total from investment operations	0.57	4.42	1.79	(0.20)	1.47		2.89
Less distributions from:
Net investment income	—	0.00 ^	0.03	0.01	0.00	^	0.00	^
Net realized gain	—	1.44	0.36	0.32	—		—
Total distributions	—	1.44	0.39	0.33	0.00	^	0.00	^
Net asset value, end of year	$16.13	$15.56	$12.58	$11.18	$11.71		$10.24
Total return (%)*	3.66	35.43	16.03	(1.60)	14.36		39.34
Ratios to average daily net assets (%):**
Expenses	0.86	0.85	0.89	0.86	0.84		0.89
Net investment income (loss)	0.09	(0.17)	0.30	(0.03)	0.20		0.14
Net assets at end of year (in thousands)	$630,197	$623,225	$468,124	$362,266	$376,991		$265,533
Portfolio turnover rate (%)*	28	52	73	59	66		67

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

160	Semiannual Report	June 30, 2014

Financial Highlights

Large Cap Growth Fund

	Class N
	(unaudited) Period Ended
	June 30,		Years Ended December 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.03		$8.14	$6.88	$7.14	$6.16	$4.68
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	(0.03)	(0.02)	(0.01)	(0.00)^	(0.01)
Net realized and unrealized gain (loss) on investments	0.70		2.70	1.28	(0.25)	0.98	1.49
Total from investment operations	0.70		2.67	1.26	(0.26)	0.98	1.48
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		0.78	—	—	—	—
Total distributions	—		0.78	—	—	—	—
Net asset value, end of year	$10.73		$10.03	$8.14	$6.88	$7.14	$6.16
Total return (%)*	6.98		33.00	18.31	(3.64)	15.91	31.62
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.16		1.20	1.20	1.20	1.21	1.23
Expenses, before waivers and reimbursements.	1.37		1.46	1.57	1.51	1.53	2.28
Net investment income (loss), net of waivers and reimbursements	0.10		(0.36)	(0.21)	(0.13)	(0.08)	(0.13)
Net investment income (loss), before waivers and reimbursements		(0.11)	(0.62)	(0.58)	(0.44)	(0.40)	(1.18)
Net assets at end of year (in thousands)	$7,685		$6,678	$4,238	$3,387	$7,135	$5,952
Portfolio turnover rate (%)*	26		48	50	67	54	88

	Class I
	(unaudited) Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012		2011	2010	2009
Net asset value, beginning of year	$10.33	$8.35	$7.03		$7.30	$6.30	$4.77
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	0.00	^	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.72	2.77	1.32		(0.27)	1.00	1.52
Total from investment operations	0.74	2.76	1.32		(0.26)	1.01	1.53
Less distributions from:
Net investment income	—	—	—		0.01	0.01	0.00	^
Net realized gain	—	0.78	—		—	—	—
Total distributions	—	0.78	—		0.01	0.01	0.00	^
Net asset value, end of year	$11.07	$10.33	$8.35		$7.03	$7.30	$6.30
Total return (%)*	7.16	33.24	18.78		(3.54)	16.03	32.17
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.91	0.95	0.95		0.95	0.96	0.98
Expenses, before waivers and reimbursements	1.04	1.11	1.23		1.16	1.16	1.26
Net investment income (loss), net of waivers and reimbursements	0.34	(0.11)	0.03		0.11	0.16	0.12
Net investment income (loss), before waivers and reimbursements	0.21	(0.27)		(0.25)	(0.10)	(0.04)		(0.16)
Net assets at end of year (in thousands)	$47,967	$40,513	$24,175		$21,562	$24,900	$24,359
Portfolio turnover rate (%)*	26	48	50		67	54	88

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	161

Financial Highlights

Large Cap Value Fund

	Class N
	(unaudited) Period Ended
	June 30,	Periods Ended December 31,
	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.69	$11.54	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments	0.78	3.70	1.57	(0.05)
Total from investment operations	0.84	3.79	1.68	(0.02)
Less distributions from:
Net investment income	—	0.08	0.09	0.03
Net realized gain	—	1.56	—	0.00 ^
Total distributions	—	1.64	0.09	0.03
Net asset value, end of year	$14.53	$13.69	$11.54	$9.95
Total return (%)*	6.14	33.23	16.92	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.16	1.20	1.20	1.20
Expenses, before waivers and reimbursements	2.99	3.44	4.25	7.83
Net investment income (loss), net of waivers and reimbursements	0.80	0.64	0.96	1.41
Net investment income (loss), before waivers and reimbursements	(1.03)	(1.60)	(2.09)	(5.22)
Net assets at end of year (in thousands)	$1,579	$1,604	$1,416	$998
Portfolio turnover rate (%)*	17	83	20	5

	Class I
	(unaudited) Period Ended
	June 30,	Periods Ended December 31,
	2014	2013	2012	2011(a)
Net asset value, beginning of year	$13.70	$11.55	$9.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.12	0.14	0.03
Net realized and unrealized gain (loss) on investments	0.78	3.70	1.58	(0.05)
Total from investment operations	0.85	3.82	1.72	(0.02)
Less distributions from:
Net investment income	—	0.11	0.12	0.03
Net realized gain	—	1.56	—	0.00 ^
Total distributions	—	1.67	0.12	0.03
Net asset value, end of year	$14.55	$13.70	$11.55	$9.95
Total return (%)*	6.20	33.47	17.28	(0.19)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.92	0.95	0.95	0.95
Expenses, before waivers and reimbursements	2.74	3.06	4.06	7.58
Net investment income (loss), net of waivers and reimbursements	1.04	0.90	1.22	1.66
Net investment income (loss), before waivers and reimbursements	(0.78)	(1.21)	(1.89)	(4.97)
Net assets at end of year (in thousands)	$3,506	$3,503	$2,429	$1,455
Portfolio turnover rate (%)*	17	83	20	5

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Semiannual Report	June 30, 2014

Financial Highlights

Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.21	$12.65	$11.66	$12.50	$10.08	$7.41
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.13)	(0.02)	(0.08)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.36	3.74	1.29	0.25	2.47	2.71
Total from investment operations	0.33	3.61	1.27	0.17	2.42	2.67
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.05	0.28	1.01	—	—
Total distributions	—	1.05	0.28	1.01	—	—
Net asset value, end of year	$15.54	$15.21	$12.65	$11.66	$12.50	$10.08
Total return (%)*	2.17	28.77	10.90	1.65	24.01	36.03
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.36
Expenses, before waivers and reimbursements	1.41	1.42	1.42	1.43	1.42	2.13
Net investment income (loss), net of waivers and reimbursements	(0.41)	(0.90)	(0.15)	(0.65)	(0.42)	(0.51)
Net investment income (loss), before waivers and reimbursements	(0.47)	(0.97)	(0.22)	(0.73)	(0.49)	(1.28)
Net assets at end of year (in thousands)	$39,607	$41,849	$40,940	$30,093	$13,802	$10,379
Portfolio turnover rate (%)*	38	83	62	70	73	87

	Class I
	(unaudited) Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.58	$12.91	$11.87	$12.68	$10.20	$7.48
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.10)	0.03	(0.05)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	0.37	3.82	1.31	0.25	2.50	2.74
Total from investment operations	0.36	3.72	1.34	0.20	2.48	2.72
Less distributions from:
Net investment income	—	—	0.02	—	—	—
Net realized gain	—	1.05	0.28	1.01	—	—
Total distributions	—	1.05	0.30	1.01	—	—
Net asset value, end of year	$15.94	$15.58	$12.91	$11.87	$12.68	$10.20
Total return (%)*	2.31	29.04	11.30	1.86	24.31	36.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.07	1.10	1.10	1.11
Expenses, before waivers and reimbursements	1.12	1.15	1.07	1.13	1.15	1.28
Net investment income (loss), net of waivers and reimbursements	(0.15)	(0.65)	0.19	(0.42)	(0.14)	(0.26)
Net investment income (loss), before waivers and reimbursements	(0.17)	(0.70)	0.19	(0.45)	(0.19)	(0.43)
Net assets at end of year (in thousands)	$375,832	$385,779	$329,295	$115,661	$87,446	$60,455
Portfolio turnover rate (%)*	38	83	62	70	73	87

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	163

Financial Highlights

Mid Cap Value Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2014	2013	2012	2011	2010(a)
Net asset value, beginning of year	$13.39	$11.39	$10.48	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.08	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.86	3.50	1.34	(0.17)	0.74
Total from investment operations	0.88	3.55	1.42	(0.05)	0.83
Less distributions from:
Net investment income	—	0.06	0.08	0.09	0.06
Net realized gain	—	1.49	0.43	0.13	0.02
Total distributions	—	1.55	0.51	0.22	0.08
Net asset value, end of year	$14.27	$13.39	$11.39	$10.48	$10.75
Total return (%)*	6.57	31.46	13.54	(0.34)	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	3.75	3.37	3.40	3.85	5.09
Net investment income (loss), net of waivers and reimbursements	0.31	0.36	0.70	1.15	0.92
Net investment income (loss), before waivers and reimbursements	(2.09)	(1.66)	(1.35)	(1.35)	(2.82)
Net assets at end of year (in thousands)	$178	$232	$79	$58	$4
Portfolio turnover rate (%)*	15	42	63	69	35

	Class I
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2014	2013	2012	2011	2010(a)
Net asset value, beginning of year	$13.40	$11.39	$10.48	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.86	3.51	1.35	(0.17)	0.75
Total from investment operations	0.90	3.59	1.45	(0.04)	0.86
Less distributions from:
Net investment income	—	0.09	0.11	0.11	0.08
Net realized gain	—	1.49	0.43	0.13	0.02
Total distributions	—	1.58	0.54	0.24	0.10
Net asset value, end of year	$14.30	$13.40	$11.39	$10.48	$10.76
Total return (%)*	6.72	31.82	13.77	(0.25)	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	3.11	3.04	3.13	3.60	4.92
Net investment income (loss), net of waivers and reimbursements	0.59	0.59	0.92	1.20	1.10
Net investment income (loss), before waivers and reimbursements	(1.42)	(1.35)	(1.11)	(1.30)	(2.72)
Net assets at end of year (in thousands)	$4,102	$4,225	$4,058	$4,515	$3,389
Portfolio turnover rate (%)*	15	42	63	69	35

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Semiannual Report	June 30, 2014

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.80	$14.21	$13.00	$14.40	$11.73	$8.16
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.15)	0.02	(0.11)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	0.44	6.01	1.57	0.03	2.76	3.63
Total from investment operations	0.40	5.86	1.59	(0.08)	2.67	3.57
Less distributions from:
Net investment income	—	—	0.02	—	—	—
Net realized gain	—	1.27	0.36	1.32	—	—
Total distributions	—	1.27	0.38	1.32	—	—
Net asset value, end of year	$19.20	$18.80	$14.21	$13.00	$14.40	$11.73
Total return (%)*	2.13	41.49	12.20	(0.27)	22.76	43.75
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.36
Expenses, before waivers and reimbursements	1.41	1.46	1.47	1.46	1.46	1.49
Net investment income (loss), net of waivers and reimbursements	(0.44)	(0.88)	0.16	(0.77)	(0.76)	(0.60)
Net investment income (loss), before waivers and reimbursements	(0.50)	(0.99)	0.04	(0.88)	(0.87)	(0.73)
Net assets at end of year (in thousands)	$76,186	$73,207	$42,015	$34,123	$26,876	$23,576
Portfolio turnover rate (%)*	33	53	82	76	93	112

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$19.34	$14.55	$13.32	$14.68	$11.93	$8.27
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.11)	0.07	(0.08)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.45	6.17	1.58	0.04	2.81	3.69
Total from investment operations	0.43	6.06	1.65	(0.04)	2.75	3.66
Less distributions from:
Net investment income	—	—	0.06	—	—	0.00 ^
Net realized gain	—	1.27	0.36	1.32	—	—
Total distributions	—	1.27	0.42	1.32	—	0.00 ^
Net asset value, end of year	$19.77	$19.34	$14.55	$13.32	$14.68	$11.93
Total return (%)*	2.22	41.89	12.36	0.01	23.05	44.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10	1.11
Expenses, before waivers and reimbursements	1.14	1.10	1.20	1.12	1.11	1.18
Net investment income (loss), net of waivers and reimbursements	(0.19)	(0.62)	0.48	(0.54)	(0.50)	(0.33)
Net investment income (loss), before waivers and reimbursements	(0.23)	(0.62)	0.38	(0.56)	(0.51)	(0.40)
Net assets at end of year (in thousands)	$650,885	$617,374	$349,345	$219,474	$181,189	$123,252
Portfolio turnover rate (%)*	33	53	82	76	93	112

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	165

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2014	2013	2012	2011(a)
Net asset value, beginning of year	$14.11	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.00 ^	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	0.50	4.06	1.15	0.45
Total from investment operations	0.51	4.06	1.25	0.45
Less distributions from:
Net investment income	—	—	0.09	—
Net realized gain	—	1.24	0.32	—
Total distributions	—	1.24	0.41	—
Net asset value, end of year	$14.62	$14.11	$11.29	$10.45
Total return (%)*	3.61	36.29	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	4.96	4.50	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	0.15	(0.04)	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(3.41)	(3.14)	(4.07)		(16.75)
Net assets at end of year (in thousands)	$1,014	$1,205	$950	$860
Portfolio turnover rate (%)*	22	61	56	1

	Class I
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2014	2013	2012	2011(a)
Net asset value, beginning of year	$14.12	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	0.50	4.07	1.15	0.45
Total from investment operations	0.53	4.10	1.28	0.45
Less distributions from:
Net investment income	—	0.03	0.12	—
Net realized gain	—	1.24	0.32	—
Total distributions	—	1.27	0.44	—
Net asset value, end of year	$14.65	$14.12	$11.29	$10.45
Total return (%)*	3.75	36.69	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15
Expenses, before waivers and reimbursements	4.71	4.24	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	0.41	0.21	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(3.15)	(2.88)	(3.61)		(16.49)
Net assets at end of year (in thousands)	$1,916	$2,073	$1,442	$1,296
Portfolio turnover rate (%)*	22	61	56	1

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Semiannual Report	June 30, 2014

Financial Highlights

Small Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$30.02	$23.68	$20.13	$23.22	$19.99	$11.79
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.26)	(0.22)	(0.28)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments	0.49	12.52	3.87	(2.81)	3.44	8.35
Total from investment operations	0.35	12.26	3.65	(3.09)	3.23	8.20
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	5.92	0.10	—	—	—
Total distributions	—	5.92	0.10	—	—	—
Net asset value, end of year	$30.37	$30.02	$23.68	$20.13	$23.22	$19.99
Total return (%)*	1.17	52.76	18.15	(13.31)	16.16	69.55
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.57	1.57	1.59	1.59	1.52	1.55
Net investment income (loss), net of waivers and reimbursements	(0.92)	(0.87)	(0.96)	(1.25)	(1.03)	(0.93)
Net investment income (loss), before waivers and reimbursements	(0.99)	(0.94)	(1.05)	(1.34)	(1.05)	(0.98)
Net assets at end of year (in thousands)	$173,748	$211,562	$130,382	$202,341	$396,767	$469,746
Portfolio turnover rate (%)*	42	91	89	97	117	122

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$31.61	$24.66	$20.91	$24.07	$20.64	$12.14
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.19)	(0.16)	(0.23)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments	0.51	13.06	4.01	(2.93)	3.59	8.61
Total from investment operations	0.41	12.87	3.85	(3.16)	3.43	8.50
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	5.92	0.10	—	—	—
Total distributions	—	5.92	0.10	—	—	—
Net asset value, end of year	$32.02	$31.61	$24.66	$20.91	$24.07	$20.64
Total return (%)*	1.30	53.13	18.43	(13.13)	16.62	70.02
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.20
Expenses, before waivers and reimbursements	1.29	1.27	1.35	1.35	1.25	1.20
Net investment income (loss), net of waivers and reimbursements	(0.67)	(0.63)	(0.71)	(1.00)	(0.76)	(0.63)
Net investment income (loss), before waivers and reimbursements	(0.71)	(0.65)	(0.81)	(1.10)	(0.76)	(0.63)
Net assets at end of year (in thousands)	$373,193	$415,797	$266,431	$352,397	$494,822	$293,052
Portfolio turnover rate (%)*	42	91	89	97	117	122

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note : Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	167

Financial Highlights

Small Cap Value Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.63	$13.65	$12.26	$13.71	$10.49	$8.33
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	(0.05)	0.10	0.00 ^	0.03	0.06
Net realized and unrealized gain (loss) on investments	0.52	5.32	1.43	(0.97)	3.22	2.13
Total from investment operations	0.52	5.27	1.53	(0.97)	3.25	2.19
Less distributions from:
Net investment income	—	—	0.08	0.02	0.03	0.03
Net realized gain	—	1.29	0.06	0.46	—	—
Return of capital	—	—	—	0.00 ^	—	—
Total distributions	—	1.29	0.14	0.48	0.03	0.03
Net asset value, end of year	$18.15	$17.63	$13.65	$12.26	$13.71	$10.49
Total return (%)*	2.95	38.91	12.49	(6.95)	30.94	26.24
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.49	1.43	1.38	1.33	1.29
Expenses, before waivers and reimbursements	1.53	1.55	1.60	1.60	1.57	1.78
Net investment income (loss), net of waivers and reimbursements	(0.01)	(0.33)	0.78	(0.01)	0.25	0.68
Net investment income (loss), before waivers and reimbursements	(0.04)	(0.39)	0.61	(0.23)	0.01	0.19
Net assets at end of year (in thousands)	$56,234	$55,464	$39,084	$40,712	$34,285	$7,745
Portfolio turnover rate (%)*	21	51	51	65	71	62

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.00	$13.88	$12.47	$13.93	$10.65	$8.45
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.01)	0.14	0.03	0.05	0.08
Net realized and unrealized gain (loss) on investments	0.52	5.42	1.45	(0.98)	3.27	2.16
Total from investment operations	0.55	5.41	1.59	(0.95)	3.32	2.24
Less distributions from:
Net investment income	—	0.00 ^	0.12	0.03	0.04	0.04
Net realized gain	—	1.29	0.06	0.46	—	—
Return of capital	—	—	—	0.02	—	—
Total distributions	—	1.29	0.18	0.51	0.04	0.04
Net asset value, end of year	$18.55	$18.00	$13.88	$12.47	$13.93	$10.65
Total return (%)*	3.06	39.31	12.73	(6.68)	31.16	26.56
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.22	1.24	1.18	1.14	1.10	1.09
Expenses, before waivers and reimbursements	1.22	1.25	1.29	1.30	1.29	1.50
Net investment income (loss), net of waivers and reimbursements	0.30	(0.07)	1.02	0.26	0.43	0.86
Net investment income (loss), before waivers and reimbursements	0.30	(0.08)	0.91	0.10	0.24	0.45
Net assets at end of year (in thousands)	$547,384	$352,832	$196,184	$190,686	$130,214	$47,114
Portfolio turnover rate (%)*	21	51	51	65	71	62

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semiannual Report	June 30, 2014

Financial Highlights

Global Leaders Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.43	$9.47	$8.10	$8.40	$6.97	$4.96
Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	0.02	0.03	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.49	1.96	1.37	(0.31)	1.44	2.02
Total from investment operations	0.52	1.98	1.40	(0.29)	1.43	2.01
Less distributions from:
Net investment income	—	0.02	0.03	0.01	—	—
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.02	0.03	0.01	—	—
Net asset value, end of year	$11.95	$11.43	$9.47	$8.10	$8.40	$6.97
Total return (%)*	4.55	20.86	17.25	(3.47)	20.52	40.52
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.52	1.55
Expenses, before waivers and reimbursements	1.62	1.63	1.84	1.82	1.93	2.61
Net investment income (loss), net of waivers and reimbursements	0.53	0.18	0.29	0.29	(0.09)	(0.17)
Net investment income (loss), before waivers and reimbursements	0.41	0.05	(0.05)	(0.03)	(0.50)	(1.23)
Net assets at end of year (in thousands)	$5,048	$6,403	$5,215	$3,740	$5,101	$4,721
Portfolio turnover rate (%)*	27	70	73	75	96	133

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010		2009
Net asset value, beginning of year	$11.42	$9.47	$8.09	$8.40	$6.96		$4.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.04	0.05	0.04	0.01		0.00	^
Net realized and unrealized gain (loss) on investments	0.50	1.95	1.38	(0.31)	1.43		2.02
Total from investment operations	0.54	1.99	1.43	(0.27)	1.44		2.02
Less distributions from:
Net investment income	—	0.04	0.05	0.04	0.00	^	0.00	^
Net realized gain	—	—	—	—	—		—
Total distributions	—	0.04	0.05	0.04	0.00	^	0.00	^
Net asset value, end of year	$11.96	$11.42	$9.47	$8.09	$8.40		$6.96
Total return (%)*	4.73	21.05	17.64	(3.26)	20.73		40.90
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.27		1.30
Expenses, before waivers and reimbursements	1.33	1.35	1.56	1.55	1.62		1.62
Net investment income (loss), net of waivers and reimbursements	0.78	0.40	0.54	0.52	0.16		0.05
Net investment income (loss), before waivers and reimbursements	0.70	0.30	0.23	0.22	(0.19)		(0.27)
Net assets at end of year (in thousands)	$53,142	$53,562	$45,757	$38,834	$39,776		$33,566
Portfolio turnover rate (%)*	27	70	73	75	96		133

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.03, $0.00, $0.00, $0.00 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	169

Financial Highlights

Global Leaders Fund

	Institutional Class
	(unaudited)
	Period Ended	Periods Ended
	June 30,	December 31,
	2014	2013	2012(a)
Net asset value, beginning of year	$11.42	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss) (b)	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.51	1.97	(0.03)
Total from investment operations	0.56	2.01	(0.03)
Less distributions from:
Net investment income	—	0.06	—
Net realized gain.	—	—	—
Total distributions	—	0.06	—
Net asset value, end of year	$11.98	$11.42	$9.47
Total return (%)*	4.90	21.23	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.12	1.14	1.26
Net investment income (loss), net of waivers and reimbursements	0.92	0.37	(0.91)
Net investment income (loss), before waivers and reimbursements	0.90	0.33	(1.07)
Net assets at end of year (in thousands)	$103,239	$87,118	$16,022
Portfolio turnover rate (%)*	27	70	73

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from December 19, 2012 (Commencement of Operations) to December 31, 2012.
(b)	Excludes $0.03 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Semiannual Report	June 30, 2014

Financial Highlights

Global Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2014	2013(a)
Net asset value, beginning of year	$12.14	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.71	2.49
Total from investment operations	0.70	2.47
Less distributions from:
Net investment income	—	—
Net realized gain	—	0.33
Total distributions	—	0.33
Net asset value, end of year	$12.84	$12.14
Total return (%)*	5.77	24.75
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65
Expenses, before waivers and reimbursements	2.08	2.47
Net investment income (loss), net of waivers and reimbursements	(0.24)	(0.23)
Net investment income (loss), before waivers and reimbursements	(0.67)	(1.05)
Net assets at end of year (in thousands)	$518	$203
Portfolio turnover rate (%)*	59	86

	Class I
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2014	2013(a)
Net asset value, beginning of year	$12.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.00)^	(0.00	)^
Net realized and unrealized gain (loss) on investments	0.71	2.50
Total from investment operations	0.71	2.50
Less distributions from:
Net investment income	—	0.01
Net realized gain	—	0.33
Total distributions	—	0.34
Net asset value, end of year	$12.87	$12.16
Total return (%)*	5.84	25.00
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40
Expenses, before waivers and reimbursements	1.79	2.20
Net investment income (loss), net of waivers and reimbursements	(0.02)	0.03
Net investment income (loss), before waivers and reimbursements	(0.41)		(0.77)
Net assets at end of year (in thousands)	$32,885	$17,222
Portfolio turnover rate (%)*	59	86

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from April 10, 2013 (Commencement of Operations) to December 31, 2013.
(b)	Excludes $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for 2013.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	171

Financial Highlights

International Leaders Fund

	Class N
	(unaudited)
	Period Ended	Periods Ended
	June 30,	December 31,
	2014	2013	2012(a)
Net asset value, beginning of year	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.10	0.03	0.00	^
Net realized and unrealized gain (loss) on investments	0.23	1.99	0.82
Total from investment operations	0.33	2.02	0.82
Less distributions from:
Net investment income	—	0.18	0.01
Net realized gain	—	—	—
Total distributions	—	0.18	0.01
Net asset value, end of year	$12.98	$12.65	$10.81
Total return (%)*	2.61	18.75	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.60	1.73	4.98
Net investment income (loss), net of waivers and reimbursements	1.57	0.29	0.00
Net investment income (loss), before waivers and reimbursements	1.42	0.01	(3.53)
Net assets at end of year (in thousands)	$160	$154	$542
Portfolio turnover rate (%)*	42	73	16

	Class I
	(unaudited)
	Period Ended	Periods Ended
	June 30,	December 31,
	2014	2013	2012(a)
Net asset value, beginning of year	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.11	0.12	0.01
Net realized and unrealized gain (loss) on investments	0.23	1.94	0.82
Total from investment operations	0.34	2.06	0.83
Less distributions from:
Net investment income	—	0.22	0.02
Net realized gain	—	—	—
Total distributions	—	0.22	0.02
Net asset value, end of year	$12.99	$12.65	$10.81
Total return (%)*	2.69	19.10	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.29	1.40	4.56
Net investment income (loss), net of waivers and reimbursements	1.78	1.06	0.22
Net investment income (loss), before waivers and reimbursements	1.69	0.86	(3.14)
Net assets at end of year (in thousands)	$12,363	$11,629	$4,336
Portfolio turnover rate (%)*	42	73	16

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from August 16, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.13 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Semiannual Report	June 30, 2014

Financial Highlights

International Leaders Fund

	Institutional Class
	(unaudited)
	Period Ended	Periods Ended
	June 30,	December 31,
	2014	2013	2012(a)
Net asset value, beginning of year	$12.65	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss) (b)	0.12	0.15	0.00	^
Net realized and unrealized gain (loss) on investments	0.23	1.94	0.58
Total from investment operations	0.35	2.09	0.58
Less distributions from:
Net investment income	—	0.24	0.02
Net realized gain	—	—	—
Total distributions	—	0.24	0.02
Net asset value, end of year	$13.00	$12.65	$10.80
Total return (%)*	2.77	19.39	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.05	1.05
Expenses, before waivers and reimbursements	1.14	1.25	1.84
Net investment income (loss), net of waivers and reimbursements	2.00	1.31	0.01
Net investment income (loss), before waivers and reimbursements	1.91	1.11	(0.78)
Net assets at end of year (in thousands)	$81,665	$56,991	$5,286
Portfolio turnover rate (%)*	42	73	16

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from November 2, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.13 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	173

Financial Highlights

International Equity Fund

					Class N
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.28	$12.05	$10.56	$12.12	$11.07	$8.35
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.09	0.11	0.13	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.54	2.25	1.75	(1.69)	1.15	2.64
Total from investment operations	0.66	2.34	1.86	(1.56)	1.21	2.73
Less distributions from:
Net investment income	—	0.11	0.37	—	0.16	0.01
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.11	0.37	—	0.16	0.01
Net asset value, end of year	$14.94	$14.28	$12.05	$10.56	$12.12	$11.07
Total return (%)*	4.62	19.47	17.57	(12.87)	10.92	32.69
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.42	1.45	1.45	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.64	1.65	1.71	1.60	1.66	1.59
Net investment income (loss), net of waivers and reimbursements	1.65	0.73	0.95	1.09	0.55	1.03
Net investment income (loss), before waivers and reimbursements	1.43	0.53	0.69	0.94	0.34	0.89
Net assets at end of year (in thousands)	$4,108	$4,307	$5,648	$6,773	$13,733	$15,436
Portfolio turnover rate (%)*	40	88	80	99	71	88

					Class I
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.43	$12.18	$10.67	$12.22	$11.16	$8.44
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.14	0.14	0.17	0.10	0.08
Net realized and unrealized gain (loss) on investments	0.55	2.26	1.77	(1.72)	1.15	2.70
Total from investment operations	0.69	2.40	1.91	(1.55)	1.25	2.78
Less distributions from:
Net investment income	—	0.15	0.40	—	0.19	0.06
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.15	0.40	—	0.19	0.06
Net asset value, end of year	$15.12	$14.43	$12.18	$10.67	$12.22	$11.16
Total return (%)*	4.78	19.74	17.89	(12.68)	11.19	32.93
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.16	1.20	1.20	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.35	1.41	1.44	1.33	1.28	1.39
Net investment income (loss), net of waivers and reimbursements	1.92	1.07	1.17	1.43	0.88	0.86
Net investment income (loss), before waivers and reimbursements	1.73	0.86	0.93	1.30	0.80	0.67
Net assets at end of year (in thousands)	$78,309	$75,271	$64,536	$68,884	$164,322	$282,732
Portfolio turnover rate (%)*	40	88	80	99	71	88

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.08, $0.01, $0.00, $0.04 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Semiannual Report	June 30, 2014

Financial Highlights

Institutional International Equity Fund

	Institutional Class
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.70	$10.82	$9.27	$10.78	$9.84	$7.44
Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.13	0.13	0.16	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.37	2.00	1.57	(1.47)	0.99	2.38
Total from investment operations	0.50	2.13	1.70	(1.31)	1.09	2.47
Less distributions from:
Net investment income	—	0.25	0.15	0.20	0.15	0.07
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.25	0.15	0.20	0.15	0.07
Net asset value, end of year	$13.20	$12.70	$10.82	$9.27	$10.78	$9.84
Total return (%)*	3.94	19.78	18.31	(12.12)	11.12	33.27
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.07	1.10	1.10	1.10	1.07	1.09
Expenses, before waivers and reimbursements.	1.52	1.12	1.16	1.10	1.07	1.09
Net investment income (loss), net of waivers and reimbursements	2.10	1.12	1.28	1.48	0.97	1.04
Net investment income (loss), before waivers and reimbursements	1.65	1.10	1.22	1.48	0.97	1.04
Net assets at end of year (in thousands)	$19,119	$100,805	$109,690	$111,474	$291,468	$365,271
Portfolio turnover rate (%)*	30	84	86	91	73	78

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.06, $0.01, $0.00, $0.04 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	175

Financial Highlights

International Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$26.30	$22.43	$18.68	$21.85	$18.55	$13.12
Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	0.27	0.26	0.26	0.14	0.07
Net realized and unrealized gain (loss) on investments	0.54	3.89	4.16	(3.43)	3.58	5.47
Total from investment operations	0.78	4.16	4.42	(3.17)	3.72	5.54
Less distributions from:
Net investment income	—	0.29	0.67	—	0.42	0.11
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.29	0.67	—	0.42	0.11
Net asset value, end of year	$27.08	$26.30	$22.43	$18.68	$21.85	$18.55
Total return (%)*	2.97	18.57	23.67	(14.51)	20.09	42.27
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.44	1.44	1.44	1.45	1.43	1.45
Expenses, before waivers and reimbursements	1.44	1.44	1.44	1.46	1.43	1.46
Net investment income (loss), net of waivers and reimbursements	1.89	1.13	1.25	1.22	0.73	0.48
Net investment income (loss), before waivers and reimbursements	1.89	1.13	1.25	1.21	0.73	0.47
Net assets at end of year (in thousands)	$1,264,274	$1,418,083	$1,269,736	$1,277,534	$2,689,417	$2,539,596
Portfolio turnover rate (%)*	47	97	81	103	99	121

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$26.91	$22.94	$19.10	$22.34	$18.95	$13.40
Income (loss) from investment operations:
Net investment income (loss) (a)	0.29	0.35	0.32	0.30	0.20	0.12
Net realized and unrealized gain (loss) on investments	0.56	3.99	4.25	(3.48)	3.67	5.59
Total from investment operations	0.85	4.34	4.57	(3.18)	3.87	5.71
Less distributions from:
Net investment income	—	0.37	0.73	0.06	0.48	0.16
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.37	0.73	0.06	0.48	0.16
Net asset value, end of year	$27.76	$26.91	$22.94	$19.10	$22.34	$18.95
Total return (%)*	3.16	18.96	23.96	(14.23)	20.47	42.63
Ratios to average daily net assets (%):**
Expenses	1.13	1.11	1.15	1.15	1.14	1.17
Net investment income (loss)	2.21	1.43	1.51	1.40	0.99	0.74
Net assets at end of year (in thousands)	$2,823,525	$2,877,541	$2,402,897	$1,951,368	$2,392,762	$1,933,812
Portfolio turnover rate (%)*	47	97	81	103	99	121

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.17, $0.10, $0.00, $0.13 and $0.08 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Semiannual Report	June 30, 2014

Financial Highlights

Institutional International Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.40	$14.89	$12.39	$14.37	$12.20	$8.66
Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.25	0.23	0.21	0.14	0.10
Net realized and unrealized gain (loss) on investments	0.37	2.56	2.76	(2.17)	2.31	3.61
Total from investment operations	0.57	2.81	2.99	(1.96)	2.45	3.71
Less distributions from:
Net investment income	—	0.30	0.49	0.02	0.28	0.17
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.30	0.49	0.02	0.28	0.17
Net asset value, end of year	$17.97	$17.40	$14.89	$12.39	$14.37	$12.20
Total return (%)*	3.28	18.90	24.11	(13.66)	20.10	42.83
Ratios to average daily net assets (%):**
Expenses	0.97	0.97	0.98	0.99	0.99	1.01
Net investment income (loss)	2.35	1.58	1.64	1.51	1.12	0.95
Net assets at end of year (in thousands)	$2,508,885	$2,440,149	$1,974,130	$1,542,594	$1,886,217	$1,375,848
Portfolio turnover rate (%)*	50	97	83	111	99	125

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.11, $0.10, $0.00, $0.09 and $0.05 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	177

Financial Highlights

International Small Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.08	$13.46	$11.36	$13.07	$10.40	$6.62
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.10	0.08	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.17	3.35	2.27	(1.66)	2.66	3.79
Total from investment operations	0.21	3.45	2.35	(1.59)	2.69	3.78
Less distributions from:
Net investment income	—	0.16	0.25	0.12	0.02	—
Net realized gain	—	0.67	—	—	—	—
Total distributions	—	0.83	0.25	0.12	0.02	—
Net asset value, end of year	$16.29	$16.08	$13.46	$11.36	$13.07	$10.40
Total return (%)*	1.31	25.80	20.73	(12.16)	25.88	57.10
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.58	1.59	1.61	1.64	1.55	1.65
Expenses, before waivers and reimbursements	1.58	1.59	1.61	1.64	1.55	1.83
Net investment income (loss), net of waivers and reimbursements	0.52	0.67	0.65	0.55	0.30	(0.16)
Net investment income (loss), before waivers and reimbursements	0.52	0.67	0.65	0.55	0.30	(0.34)
Net assets at end of year (in thousands)	$16,404	$18,910	$14,771	$18,991	$21,916	$14,854
Portfolio turnover rate (%)*	67	111	76	85	85	136

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.23	$13.58	$11.46	$13.19	$10.49	$6.67
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.15	0.12	0.12	0.07	0.01
Net realized and unrealized gain (loss) on investments	0.18	3.37	2.30	(1.69)	2.68	3.83
Total from investment operations	0.25	3.52	2.42	(1.57)	2.75	3.84
Less distributions from:
Net investment income	—	0.20	0.30	0.16	0.05	0.02
Net realized gain	—	0.67	—	—	—	—
Total distributions	—	0.87	0.30	0.16	0.05	0.02
Net asset value, end of year	$16.48	$16.23	$13.58	$11.46	$13.19	$10.49
Total return (%)*	1.54	26.11	21.10	(11.84)	26.24	57.51
Ratios to average daily net assets (%):**
Expenses	1.29	1.30	1.30	1.28	1.25	1.31
Net investment income (loss)	0.90	0.96	0.95	0.92	0.61	0.11
Net assets at end of year (in thousands)	$547,753	$508,758	$359,557	$364,574	$349,679	$210,561
Portfolio turnover rate (%)*	67	111	76	85	85	136

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.08, $0.04, $0.00, $0.15 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Semiannual Report	June 30, 2014

Financial Highlights

International Small Cap Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$16.32	$13.64	$11.51	$13.24	$10.53	$6.69
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.18	0.15	0.14	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.18	3.41	2.31	(1.68)	2.69	3.83
Total from investment operations	0.26	3.59	2.46	(1.54)	2.78	3.87
Less distributions from:
Net investment income	—	0.24	0.33	0.19	0.07	0.03
Net realized gain	—	0.67	—	—	—	—
Total distributions	—	0.91	0.33	0.19	0.07	0.03
Net asset value, end of year	$16.58	$16.32	$13.64	$11.51	$13.24	$10.53
Total return (%)*	1.59	26.49	21.36	(11.60)	26.40	57.84
Ratios to average daily net assets (%):**
Expenses	1.05	1.06	1.08	1.08	1.08	1.13
Net investment income (loss),	1.05	1.20	1.14	1.10	0.77	0.48
Net assets at end of year (in thousands)	$355,610	$408,524	$345,180	$334,656	$275,356	$165,436
Portfolio turnover rate (%)*	67	111	76	85	85	136

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.08, $0.04, $0.00, $0.15 and $0.01 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	179

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2014	2013	2012	2011	2010(a)
Net asset value, beginning of year	$9.10	$9.20	$7.68	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	(0.02)	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	0.53	(0.05)	1.54	(2.08)	1.64
Total from investment operations	0.56	(0.07)	1.56	(2.04)	1.62
Less distributions from:
Net investment income	—	0.03	0.04	—	0.02
Net realized gain	—	—	—	0.62	0.06
Total distributions	—	0.03	0.04	0.62	0.08
Net asset value, end of year	$9.66	$9.10	$9.20	$7.68	$10.34
Total return (%)*	6.15	(0.74)	20.37	(19.55)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65	1.65	1.65	1.65
Expenses, before waivers and reimbursements	1.87	1.83	2.10	1.83	1.71
Net investment income (loss), net of waivers and reimbursements	0.56	(0.23)	0.26	0.44	(0.38)
Net investment income (loss), before waivers and reimbursements	0.34	(0.41)	(0.19)	0.26	(0.44)
Net assets at end of year (in thousands)	$1,182	$1,959	$249	$46	$53
Portfolio turnover rate (%)*	67	131	94	142	176

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.10	$9.18	$7.66	$10.35	$8.43	$4.79
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.05	0.07	0.06	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.54	(0.10)	1.51	(2.08)	1.98	3.73
Total from investment operations	0.58	(0.05)	1.58	(2.02)	2.00	3.75
Less distributions from:
Net investment income	—	0.03	0.06	0.05	0.02	0.11
Net realized gain	—	—	—	0.62	0.06	—
Return of capital	—	—	—	0.00 ^	—	—
Total distributions	—	0.03	0.06	0.67	0.08	0.11
Net asset value, end of year	$9.68	$9.10	$9.18	$7.66	$10.35	$8.43
Total return (%)*	6.37	(0.60)	20.64	(19.34)	23.70	78.38
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.65	1.58	1.75	1.58	1.52	1.54
Net investment income (loss), net of waivers and reimbursements	0.84	0.51	0.83	0.69	0.25	0.37
Net investment income (loss), before waivers and reimbursements	0.59	0.33	0.48	0.51	0.13	0.23
Net assets at end of year (in thousands)	$31,339	$34,590	$25,628	$21,610	$16,332	$8,823
Portfolio turnover rate (%)*	67	131	94	142	176	176

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	Excludes $0.00, $0.00, $0.00, $0.96 and $1.29 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Semiannual Report	June 30, 2014

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.10	$9.18	$7.65	$10.35	$8.43	$4.78
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.06	0.08	0.09	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.54	(0.10)	1.52	(2.10)	1.97	3.73
Total from investment operations	0.58	(0.04)	1.60	(2.01)	2.01	3.77
Less distributions from:
Net investment income	—	0.04	0.07	0.06	0.03	0.12
Net realized gain	—	—	—	0.63	0.06	—
Return of capital	—	—	—	0.00 ^	—	—
Total distributions	—	0.04	0.07	0.69	0.09	0.12
Net asset value, end of year	$9.68	$9.10	$9.18	$7.65	$10.35	$8.43
Total return (%)*	6.37	(0.46)	20.97	(19.30)	23.84	78.93
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.26	1.25
Expenses, before waivers and reimbursements	1.48	1.42	1.59	1.41	1.35	1.36
Net investment income (loss), net of waivers and reimbursements	0.89	0.68	0.90	0.90	0.50	0.58
Net investment income (loss), before waivers and reimbursements	0.66	0.51	0.56	0.74	0.41	0.47
Net assets at end of year (in thousands)	$39,868	$36,509	$43,102	$26,166	$78,516	$106,313
Portfolio turnover rate (%)*	67	131	94	142	176	176

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.00, $0.00, $0.00, $0.96 and $1.29 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	181

Financial Highlights

Emerging Markets Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.28	$13.40	$11.16	$15.76	$12.87	$7.46
Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.05	0.07	0.07	(0.01)	0.00	^
Net realized and unrealized gain (loss) on investments	0.95	0.09	2.24	(2.84)	3.02	5.51
Total from investment operations	0.99	0.14	2.31	(2.77)	3.01	5.51
Less distributions from:
Net investment income	—	0.01	0.07	—	0.12	0.10
Net realized gain	—	0.25	—	1.83	—	—
Total distributions	—	0.26	0.07	1.83	0.12	0.10
Net asset value, end of year	$14.27	$13.28	$13.40	$11.16	$15.76	$12.87
Total return (%)*	7.45	1.05	20.70	(17.29)	23.44	73.85
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.67	1.68	1.69	1.68	1.63	1.70
Expenses, before waivers and reimbursements	1.67	1.68	1.69	1.68	1.63	1.81
Net investment income (loss), net of waivers and reimbursements	0.56	0.39	0.59	0.48	(0.05)	0.04
Net investment income (loss), before waivers and reimbursements	0.56	0.39	0.59	0.48	(0.05)	(0.07)
Net assets at end of year (in thousands)	$13,777	$13,723	$16,724	$17,474	$34,324	$27,271
Portfolio turnover rate (%)*	49	118	90	104	121	113

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.38	$13.50	$11.25	$15.87	$12.95	$7.51
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.08	0.11	0.11	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.95	0.10	2.25	(2.85)	3.03	5.54
Total from investment operations	1.01	0.18	2.36	(2.74)	3.07	5.57
Less distributions from:
Net investment income	—	0.05	0.11	0.05	0.15	0.13
Net realized gain	—	0.25	—	1.83	—	—
Total distributions	—	0.30	0.11	1.88	0.15	0.13
Net asset value, end of year	$14.39	$13.38	$13.50	$11.25	$15.87	$12.95
Total return (%)*	7.55	1.36	21.01	(17.00)	23.77	74.18
Ratios to average daily net assets (%):**
Expenses	1.40	1.41	1.41	1.38	1.36	1.41
Net investment income (loss)	0.83	0.62	0.86	0.77	0.26	0.31
Net assets at end of year (in thousands)	$173,876	$152,588	$144,942	$124,739	$194,763	$180,329
Portfolio turnover rate (%)*	49	118	90	104	121	113

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.00, $0.00, $0.01, $0.11 and $0.15 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Semiannual Report	June 30, 2014

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.46	$13.59	$11.32	$15.96	$13.03	$7.56
Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.12	0.14	0.14	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.97	0.08	2.27	(2.87)	3.05	5.55
Total from investment operations	1.04	0.20	2.41	(2.73)	3.11	5.61
Less distributions from:
Net investment income	—	0.08	0.14	0.08	0.18	0.14
Net realized gain	—	0.25	—	1.83	—	—
Total distributions	—	0.33	0.14	1.91	0.18	0.14
Net asset value, end of year	$14.50	$13.46	$13.59	$11.32	$15.96	$13.03
Total return (%)*	7.73	1.49	21.28	(16.82)	23.91	74.33
Ratios to average daily net assets (%):**
Expenses	1.18	1.19	1.20	1.19	1.17	1.22
Net investment income (loss)	1.04	0.87	1.12	0.93	0.43	0.54
Net assets at end of year (in thousands)	$766,243	$833,711	$802,571	$675,633	$1,021,456	$830,660
Portfolio turnover rate (%)*	49	118	90	104	121	113

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	Excludes $0.00, $0.00, $0.01, $0.11 and $0.15 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, 2011, 2010 and 2009, respectively.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	183

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2014	2013		2012	2011(a)
Net asset value, beginning of year	$15.12	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01	0.05		0.06	0.00 ^
Net realized and unrealized gain (loss) on investments.	1.67	2.08		3.27	(0.27)
Total from investment operations	1.68	2.13		3.33	(0.27)
Less distributions from:
Net investment income	—	—		0.07	—
Net realized gain	—	0.00	^	—	—
Total distributions	—	0.00	^	0.07	—
Net asset value, end of year	$16.80	$15.12		$12.99	$9.73
Total return (%)*	11.11	16.42		34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65		1.65	1.65
Expenses, before waivers and reimbursements	1.76	2.19		4.76	9.53
Net investment income (loss), net of waivers and reimbursements	0.18	0.38		0.56	0.08
Net investment income (loss), before waivers and reimbursements	0.07	(0.16)		(2.54)	(7.80)
Net assets at end of year (in thousands)	$17,381	$9,313		$3,016	$1,012
Portfolio turnover rate (%)*	66	138		78	17

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2014	2013		2012	2011(a)
Net asset value, beginning of year	$15.13	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments	1.68	2.12		3.29	(0.28)
Total from investment operations	1.71	2.17		3.37	(0.27)
Less distributions from:
Net investment income	—	0.03		0.11	—
Net realized gain	—	0.00	^	—	—
Total distributions	—	0.03		0.11	—
Net asset value, end of year	$16.84	$15.13		$12.99	$9.73
Total return (%)*	11.30	16.70		34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40		1.40	1.40
Expenses, before waivers and reimbursements	1.51	1.72		4.40	9.28
Net investment income (loss), net of waivers and reimbursements	0.39	0.35		0.70	0.33
Net investment income (loss), before waivers and reimbursements	0.28	0.03		(2.30)	(7.55)
Net assets at end of year (in thousands)	$81,577	$58,123		$8,763	$2,260
Portfolio turnover rate (%)*	66	138		78	17

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from October 24, 2011 (Comencement of Operations) to December 31, 2011.
(b)	Excludes $0.03, $0.05 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the years 2013, 2012, and 2011, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Semiannual Report	June 30, 2014

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2014	2013		2012(a)
Net asset value, beginning of year	$15.14	$13.00		$12.79
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04	0.07		0.00 ^
Net realized and unrealized gain (loss) on investments	1.68	2.11		0.21
Total from investment operations	1.72	2.18		0.21
Less distributions from:
Net investment income	—	0.04		—
Net realized gain.	—	0.00	^	—
Total distributions	—	0.04		—
Net asset value, end of year	$16.86	$15.14		$13.00
Total return (%)*	11.36	16.80		1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25		1.25
Expenses, before waivers and reimbursements	1.36	1.56		2.32
Net investment income (loss), net of waivers and reimbursements	0.52	0.47		(0.87)
Net investment income (loss), before waivers and reimbursements	0.41	0.16		(1.93)
Net assets at end of year (in thousands)	$110,105	$91,663		$15,242
Portfolio turnover rate (%)*	66	138		78

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from December 20, 2012 (Comencement of Operations) to December 31, 2012.
(b)	Excludes $0.03 and $0.00 of PFIC mark to market, which is treated as ordinary income for Federal tax purposes for the periods 2013 and 2012, respectively.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	185

Financial Highlights

Bond Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.60	$11.28	$10.91	$10.70	$10.40	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.32	0.36	0.43	0.46	0.48
Net realized and unrealized gain (loss) on investments	0.30	(0.47)	0.53	0.34	0.35	0.59
Total from investment operations	0.46	(0.15)	0.89	0.77	0.81	1.07
Less distributions from:
Net investment income	0.20	0.42	0.45	0.47	0.48	0.49
Net realized gain	—	0.11	0.07	0.09	0.03	—
Total distributions	0.20	0.53	0.52	0.56	0.51	0.49
Net asset value, end of year	$10.86	$10.60	$11.28	$10.91	$10.70	$10.40
Total return (%)*	4.38	(1.37)	8.33	7.41	7.86	11.11
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.89	0.82	0.81	0.76	0.70	1.40
Net investment income (loss), net of waivers and reimbursements	3.02	2.89	3.25	3.97	4.25	4.76
Net investment income (loss), before waivers and reimbursements	2.78	2.72	3.09	3.86	4.20	4.01
Net assets at end of year (in thousands)	$12,173	$11,389	$32,867	$8,345	$4,479	$3,580
Portfolio turnover rate (%)*	15	41	25	28	25	29

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.49	$11.17	$10.80	$10.59	$10.31	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.33	0.38	0.45	0.47	0.49
Net realized and unrealized gain (loss) on investments	0.31	(0.48)	0.52	0.33	0.33	0.59
Total from investment operations	0.48	(0.15)	0.90	0.78	0.80	1.08
Less distributions from:
Net investment income	0.21	0.42	0.46	0.48	0.49	0.49
Net realized gain	—	0.11	0.07	0.09	0.03	—
Total distributions	0.21	0.53	0.53	0.57	0.52	0.49
Net asset value, end of year	$10.76	$10.49	$11.17	$10.80	$10.59	$10.31
Total return (%)*	4.58	(1.28)	8.54	7.62	7.89	11.40
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.60	0.58	0.56	0.55	0.55	0.58
Net investment income (loss), net of waivers and reimbursements	3.18	3.05	3.45	4.17	4.41	4.92
Net investment income (loss), before waivers and reimbursements	3.08	2.97	3.39	4.12	4.36	4.84
Net assets at end of year (in thousands)	$146,060	$145,939	$172,836	$154,224	$147,807	$127,538
Portfolio turnover rate (%)*	15	41	25	28	25	29

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

186	Semiannual Report	June 30, 2014

Financial Highlights

Bond Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.48	$11.16	$10.80	$10.58	$10.30	$9.72
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.35	0.40	0.45	0.48	0.51
Net realized and unrealized gain (loss) on investments	0.30	(0.48)	0.51	0.36	0.34	0.58
Total from investment operations	0.48	(0.13)	0.91	0.81	0.82	1.09
Less distributions from:
Net investment income	0.21	0.44	0.48	0.50	0.51	0.51
Net realized gain	—	0.11	0.07	0.09	0.03	—
Total distributions	0.21	0.55	0.55	0.59	0.54	0.51
Net asset value, end of year	$10.75	$10.48	$11.16	$10.80	$10.58	$10.30
Total return (%)*	4.66	(1.13)	8.61	7.88	8.06	11.47
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.35	0.35	0.34
Expenses, before waivers and reimbursements	0.41	0.39	0.38	0.39	0.40	0.43
Net investment income (loss), net of waivers and reimbursements	3.33	3.19	3.60	4.24	4.54	5.07
Net investment income (loss), before waivers and reimbursements	3.27	3.15	3.57	4.20	4.49	4.98
Net assets at end of year (in thousands)	$100,054	$87,527	$91,039	$69,447	$40,490	$16,226
Portfolio turnover rate (%)*	15	41	25	28	25	29

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	187

Financial Highlights

Income Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.11	$9.55	$9.32	$9.22	$9.07	$8.69
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.20	0.24	0.32	0.35	0.40
Net realized and unrealized gain (loss) on investments	0.14	(0.35)	0.31	0.15	0.19	0.44
Total from investment operations	0.23	(0.15)	0.55	0.47	0.54	0.84
Less distributions from:
Net investment income	0.13	0.29	0.32	0.37	0.39	0.46
Net realized gain	—	—	—	—	—	—
Total distributions	0.13	0.29	0.32	0.37	0.39	0.46
Net asset value, end of year	$9.21	$9.11	$9.55	$9.32	$9.22	$9.07
Total return (%)*	2.60	(1.61)	6.00	5.21	6.04	9.88
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.85	0.85	0.83	0.85	0.85	0.85
Expenses, before waivers and reimbursements	0.92	1.03	0.83	0.91	0.85	0.93
Net investment income (loss), net of waivers and reimbursements	2.08	2.13	2.49	3.40	3.79	4.48
Net investment income (loss), before waivers and reimbursements	2.01	1.95	2.49	3.34	3.79	4.41
Net assets at end of year (in thousands)	$37,834	$41,662	$68,947	$44,802	$35,755	$37,567
Portfolio turnover rate (%)*	21	41	33	39	29	40

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$9.05	$9.48	$9.25	$9.15	$9.00	$8.64
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.21	0.26	0.34	0.37	0.41
Net realized and unrealized gain (loss) on investments	0.13	(0.34)	0.31	0.15	0.19	0.43
Total from investment operations	0.23	(0.13)	0.57	0.49	0.56	0.84
Less distributions from:
Net investment income	0.14	0.30	0.34	0.39	0.41	0.48
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.30	0.34	0.39	0.41	0.48
Net asset value, end of year	$9.14	$9.05	$9.48	$9.25	$9.15	$9.00
Total return (%)*	2.60	(1.41)	6.28	5.46	6.33	9.89
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.64	0.70	0.58	0.64	0.63	0.66
Expenses, before waivers and reimbursements	0.64	0.77	0.58	0.64	0.63	0.66
Net investment income (loss), net of waivers and reimbursements	2.30	2.30	2.78	3.66	4.01	4.67
Net investment income (loss), before waivers and reimbursements	2.30	2.23	2.78	3.66	4.01	4.67
Net assets at end of year (in thousands)	$62,129	$64,152	$72,830	$67,183	$77,522	$80,041
Portfolio turnover rate (%)*	21	41	33	39	29	40

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

188	Semiannual Report	June 30, 2014

Financial Highlights

Low Duration Fund

	Class N
	(unaudited) Period Ended
	June 30,		Periods Ended December 31,
	2014		2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.52		$9.83	$9.82	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07		0.10	0.13	0.15	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.00	^	(0.16)	0.14	0.02	0.05	(0.07)
Total from investment operations	0.07		(0.06)	0.27	0.17	0.18	(0.06)
Less distributions from:
Net investment income	0.13		0.25	0.26	0.25	0.21	0.01
Net realized gain	—		—	—	—	—	—
Total distributions	0.13		0.25	0.26	0.25	0.21	0.01
Net asset value, end of year	$9.46		$9.52	$9.83	$9.82	$9.90	$9.93
Total return (%)*	0.79		(0.62)	2.80	1.73	1.86	(0.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.70		0.70	0.70	0.70	0.70	0.70
Expenses, before waivers and reimbursements.	0.80		0.71	0.74	0.73	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.44		1.06	1.37	1.52	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.34		1.05	1.33	1.49	1.25	1.03
Net assets at end of year (in thousands)	$5,092		$5,158	$11,216	$6,260	$6,937	$1,861
Portfolio turnover rate (%)*	41		56	20	43	51	—

		Class I
	(unaudited) Period Ended
	June 30,	Periods Ended December 31,
	2014	2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.52	$9.83	$9.82	$9.89	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.12	0.15	0.17	0.15	0.01
Net realized and unrealized gain (loss) on investments	0.01	(0.17)	0.14	0.02	0.04	(0.07)
Total from investment operations	0.08	(0.05)	0.29	0.19	0.19	(0.06)
Less distributions from:
Net investment income	0.14	0.26	0.28	0.26	0.23	0.01
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.26	0.28	0.26	0.23	0.01
Net asset value, end of year	$9.46	$9.52	$9.83	$9.82	$9.89	$9.93
Total return (%)*	0.86	(0.47)	2.96	1.99	1.89	(0.59)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.55	0.55	0.55	0.55	0.55	0.55
Expenses, before waivers and reimbursements.	0.64	0.56	0.57	0.58	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.59	1.24	1.52	1.67	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.50	1.23	1.50	1.64	1.38	1.15
Net assets at end of year (in thousands)	$108,047	$122,583	$157,213	$82,828	$88,568	$79,773
Portfolio turnover rate (%)*	41	56	20	43	51	—

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	189

Financial Highlights

Low Duration Fund

	Institutional Class
	(unaudited) Period Ended
	June 30,		Periods Ended December 31,
	2014		2013	2012	2011	2010	2009(a)
Net asset value, beginning of year	$9.53		$9.83	$9.83	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08		0.13	0.17	0.18	0.16	0.01
Net realized and unrealized gain (loss) on investments	0.00	^	(0.15)	0.12	0.03	0.05	(0.07)
Total from investment operations	0.08		(0.02)	0.29	0.21	0.21	(0.06)
Less distributions from:
Net investment income	0.15		0.28	0.29	0.28	0.24	0.01
Net realized gain	—		—	—	—	—	—
Total distributions	0.15		0.28	0.29	0.28	0.24	0.01
Net asset value, end of year	$9.46		$9.53	$9.83	$9.83	$9.90	$9.93
Total return (%)*	0.83		(0.20)	3.01	2.14	2.15	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40		0.39	0.40	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.47		0.39	0.41	0.42	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.74		1.37	1.68	1.81	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.67		1.37	1.67	1.79	1.53	1.30
Net assets at end of year (in thousands)	$39,963		$46,485	$118,401	$68,059	$47,965	$13,500
Portfolio turnover rate (%)*	41		56	20	43	51	—

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
(a)	For the period from December 1, 2009 (Commencement of Operations) to December 31, 2009.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

190	Semiannual Report	June 30, 2014

Financial Highlights

Ready Reserves Fund

	Class N
	(unaudited) Period Ended
	June 30,		Years Ended December 31,
	2014		2013		2012		2011		2010		2009
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	0.00		0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net realized gain	—		—		—		—		—		—
Total distributions	0.00		0.00	^	0.00	^	0.00	^	0.00	^	0.00	^
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%)*	0.00		0.01		0.01		0.01		0.01		0.10
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.07		0.10		0.14		0.14		0.24		0.46
Expenses, before waivers and reimbursements	0.62		0.62		0.62		0.62		0.61		0.66
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.01		0.01		0.01		0.11
Net investment income (loss), before waivers and reimbursements		(0.54)	(0.51)		(0.47)		(0.47)		(0.36)		(0.09)
Net assets at end of year (in thousands)	$1,324,729		$1,411,733		$1,515,330		$1,271,746		$1,216,543		$1,352,901

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2014	William Blair Funds	191

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	25	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair & Company, L.L.C.; Limited Partner, WBC Holdings, L.P. (since 2008); Director, William Blair International Ltd. (U.K.) (since 2012)	25	Director, William Blair SICAV; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly, co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	25	Potbelly Corporation

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	25	AmericaFirst Quantitative Funds (5 portfolios)

*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair & Company, L.L.C., the Trust’s investment adviser and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.

192	Semiannual Report	June 30, 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	25	The Hartford Group of Mutual Funds (91 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)

Donald J. Reaves,[2] 1946	Trustee	Since 2004	Chancellor of Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	25	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	25	Center for Furniture Craftsmanship (not-for-profit); Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	25	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(2)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of the Adviser who is also a trustee of the University of Chicago.

June 30, 2014	William Blair Funds	193

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2008-2009)

Stephanie G. Braming, 1970	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2014); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2014); Managing Partner, Singer Partners, LLC (2009-2011); UBS Global Asset Management (Americas) Inc. (2000-2009)

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2013); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2005-2009)

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2009); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2009)

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair & Company, L.L.C.

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair & Company, L.L.C.

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C. (since 2011); prior thereto, Associate, William Blair & Company, L.L.C. (2006-2011)

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair & Company, L.L.C.

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair & Company, L.L.C.

194	Semiannual Report	June 30, 2014

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair & Company, L.L.C.

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair & Company, L.L.C.

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair & Company, L.L.C.

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2012); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2012); Managing Partner, Singer Partners, LLC (2009-2011)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair & Company, L.L.C.

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair & Company, L.L.C.

Brian Ziv, 1957	Senior Vice President	Since 2011	Partner, William Blair & Company, L.L.C. (since 2014); prior thereto, Associate, William Blair & Company, L.L.C. (2011-2014); Principal, Guidance Capital LLC (2002-2011)

John Abunassar, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2009-2011); President and CEO of Allegiant Asset Management (2004-2009)

Peter Carl, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager, Guidance Capital LLC (2006-2011)

D. Trowbridge Elliman III, 1957	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2001-2011)

David F. Hone, 1967	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Portfolio Manager—Large Cap Value, Deutsche Asset Management (2002-2010)

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.

Jason Moede, 1971	Vice President	Since 2013	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, TradeLink, LLC (2008-2011)

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C. (2006-2012 and since 2014); Partner, William Blair & Company, L.L.C. (2012-2014)

Christopher Walvoord, 1966	Vice President	Since 2011	Associate, William Blair & Company, L.L.C. (since 2011); prior thereto, Principal, Guidance Capital LLC (2002-2011)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair & Company, L.L.C.

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

June 30, 2014	William Blair Funds	195

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

John Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C. (since 2009); prior thereto, Manager, Calamos Investments (2003-2009)

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.
(2)	In November 2008, all current partners of William Blair & Company, L.L.C. became limited partners of WBC Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

196	Semiannual Report	June 30, 2014

Renewal of the Management Agreement

On April 29, 2014, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Adviser”) on behalf of each of the William Blair Growth Fund, the William Blair Large Cap Growth Fund, the William Blair Large Cap Value Fund, the William Blair Mid Cap Growth Fund, the William Blair Mid Cap Value Fund, the William Blair Small-Mid Cap Growth Fund, the William Blair Small-Mid Cap Value Fund, the William Blair Small Cap Growth Fund, the William Blair Small Cap Value Fund, the William Blair Global Leaders Fund, the William Blair Global Small Cap Growth Fund, the William Blair International Leaders Fund, the William Blair International Equity Fund, the William Blair Institutional International Equity Fund, the William Blair International Growth Fund, the William Blair Institutional International Growth Fund, the William Blair International Small Cap Growth Fund, the William Blair Emerging Markets Leaders Fund, the William Blair Emerging Markets Growth Fund, the William Blair Emerging Markets Small Cap Growth Fund, the William Blair Bond Fund, the William Blair Income Fund, the William Blair Low Duration Fund and the William Blair Ready Reserves Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 29, 2014 meeting.

In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (1) the nature, quality and extent of services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually (except for the Global Small Cap Growth Fund which commenced operations on April 10, 2013); and (5) information describing other benefits to the Adviser resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 14, 28 and 29, 2014, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Adviser, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement for each Fund and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds.

June 30, 2014	William Blair Funds	197

The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser managed the Funds and knowing the management fee. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, the Adviser’s risk management activities, the compliance program and the Adviser’s expense limitations in place for a number of the Funds’ share classes. The Board noted that the Adviser pays the compensation of all of the officers and the interested Trustees of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized total returns of each Fund for the one, three, five and ten year periods ended December 31, 2013, as applicable, along with annualized total return information for a performance peer universe of funds provided by Lipper and one or more benchmark securities indexes. The Board considered that the Large Cap Value Fund and the Emerging Markets Small Cap Growth Fund commenced operations on October 24, 2011, the Small-Mid Cap Value Fund commenced operations on December 15, 2011, the International Leaders Fund commenced operations on August 26, 2012 and the Global Small Cap Growth Fund commenced operations on April 10, 2013 and that the Funds had limited operating results. The Lipper performance peer universe for each Fund included funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. The Board considered that all Funds with three- and five-year operating results performed better than or within range of the median of their respective Lipper performance peer universe for the three- and five-year periods except the Mid Cap Growth Fund, the Small Cap Value Fund and the International Equity Fund. With respect to the Mid Cap Growth Fund, the Board considered the Adviser’s view that the Fund’s relative underperformance was due primarily to market conditions not favoring the Adviser’s investment strategy for the Fund during the five-year period ended December 31, 2013 and reviewed the Adviser’s description of how the market environment during that period was not favorable for the Adviser’s investment strategy for the Fund. The Board also considered that the Fund had positive absolute performance for the three- and five-year periods. With respect to the Small Cap Value Fund, the Independent Trustees considered the Adviser’s view that the Fund’s relative underperformance was attributable to market conditions not favoring the Adviser’s investment strategy for the Fund and stock selection in 2011 and 2012, and noted that the Fund outperformed the median of its Lipper peer universe during 2013. The Independent Trustees also noted that with strong performance in three of the last five years, the Fund had outperformed its benchmark index on an annualized basis for the five-year period ended December 31, 2013. The Independent Trustees also considered that the Fund had positive absolute performance for the three- and five-year periods. With respect to the International Equity Fund, the Board considered the Adviser’s view that the Fund’s limited emerging market and international small cap exposure relative to many of its peer funds had contributed to relative underperformance over the three- and five-year periods when the emerging market sector had exhibited strong performance. The Board noted that the Fund outperformed the median of its Lipper peer universe during 2013 when the emerging market sector had weaker performance and also considered that the Fund had positive absolute performance for the three- and five-year periods. The Board also considered that all Funds with less than five years of operating results performed better than or within range of the median of their Lipper performance peer universe for the applicable one- and three-year periods except for the Mid Cap Value Fund and the Low Duration Fund. With respect to the Mid Cap Value Fund, the Board considered the Adviser’s view that the Fund’s relative underperformance was attributable to market conditions not favoring the Adviser’s investment strategy for the Fund in recent periods and particularly stock selection in 2012. The Board also considered that the Fund had positive absolute performance for the one- and three-year period. With respect to the Low Duration Fund, the Board considered the Adviser’s statement that the Fund’s lower average duration and higher average credit quality as compared to the funds in its Lipper performance peer universe negatively impacted its comparative performance versus the Lipper performance peer universe. The Independent Trustees considered the Adviser’s belief that the peer group of funds provided by Morningstar, Inc. was more representative of the Fund’s investment style and portfolio characteristics, including the Fund’s average duration and credit quality, and noted that the Fund outperformed its Morningstar peer group over the three-year period.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that, at times, relative performance will be affected by whether the market environment favors or disfavors particular investments or strategies and concluded that the Adviser’s services benefitted the Funds.

Fees and Expenses. Class N and Class I shares. The Board reviewed each Fund’s management fee and expense ratios for Class N and Class I shares and reviewed information comparing the management fee and expense ratios to those of an expense peer group and an expense peer universe of funds provided by Lipper for Class N and Class I shares of each Fund. The Lipper expense peer group for Class N and Class I shares of each Fund (“Class N and Class I Lipper Expense Group”) consisted of a group of retail no-load funds with a similar investment style as classified by Lipper and asset size as the Fund. The Lipper expense peer universe for Class N and Class I shares of each Fund consisted of the Fund’s Class N and Class I Lipper Expense Group and

198	Semiannual Report	June 30, 2014

other retail no-load funds with an investment style as classified by Lipper similar to the Fund’s. In considering the Lipper information, the Board noted that the contractual management fees for the Growth Fund, the Large Cap Value Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund were below the average contractual management fee of their Class N and Class I Lipper Expense Group. The Board also noted that the contractual management fees for the Large Cap Growth Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small Mid-Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the International Leaders Fund, the International Equity Fund, the International Growth Fund, the Emerging Markets Leaders Fund and the Emerging Markets Small Cap Growth Fund were above the average contractual management fee of their Class N and Class I Lipper Expense Group. The Board considered that the Adviser proposed to contractually reduce its management fee effective May 1, 2014 for (1) the Large Cap Growth Fund from 0.80% of average daily net assets to 0.70% of average daily net assets; (2) the Large Cap Value Fund from 0.80% of average daily net assets to 0.70% of average daily net assets; and (3) the International Equity Fund from 1.10% of the first $250 million of average daily net assets, plus 1.00% of average daily net assets over $250 million to 1.00% of the first $250 million of average daily net assets, plus 0.90% of average daily net assets over $250 million. The Board noted that, after giving effect to the management fee reduction for the International Equity Fund, the Fund’s contractual management fee remained above the average contractual management fee of its Class N and Class I Lipper Expense Group

Institutional shares.1 The Board reviewed each Fund’s management fee and expense ratio for institutional shares and reviewed information comparing the management fee and expense ratio to those of an expense peer group and an expense peer universe of funds provided by Lipper for institutional shares of each Fund. The Lipper expense peer group for institutional shares of each Fund (“Institutional Lipper Expense Group”) consisted of a group of institutional funds with a similar investment style as classified by Lipper and asset size as the Fund. The Lipper expense peer universe for institutional shares of each Fund consisted of the Fund’s Institutional Lipper Expense Group and other institutional funds with an investment style as classified by Lipper similar to the Fund’s. In considering the Lipper information, the Board noted that the contractual management fees for the Emerging Markets Growth Fund, the Bond Fund and the Low Duration Fund were below the average contractual management fee of their Institutional Lipper Expense Group. The Board also noted that the contractual management fees for the Global Leaders Fund, the International Leaders Fund, the Institutional International Equity Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund and the Emerging Markets Small Cap Growth Fund were above the average contractual management fee of their Institutional Lipper Expense Group. The Board considered that the Adviser proposed to contractually reduce its management fee effective May 1, 2014 for the Institutional International Equity Fund from 1.00% of the first $500 million of average daily net assets, plus 0.95% of the next $500 million of average daily net assets, plus 0.90% of average daily net assets over $1 billion to 0.90% of the first $500 million of average daily net assets, plus 0.85% of the next $500 million of average daily net assets, plus 0.80% of average daily net assets over $1 billion.

The Board noted the contractual expense limitations in place for all of the Funds, except the Growth Fund, the Institutional International Growth Fund and the Ready Reserves Fund, and considered the management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2013, noting that, for the Large Cap Value Fund, the Mid Cap Value Fund and the Small-Mid Cap Value Fund, the Adviser waived its entire management fee for each Fund and reimbursed other expenses to each Fund. The Board also considered that the Adviser had proposed to continue to contractually limit operating expenses until April 30, 2015 for the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Income Fund and the Low Duration Fund. For the Large Cap Growth Fund, the Large Cap Value Fund, the International Equity Fund and the Institutional International Equity Fund, the Board also considered that the Adviser proposed to adjust the expense limitation to correlate with the management fee reduction for each Fund. The Board also considered that the Adviser intended to continue to voluntarily waive or reimburse certain operating expenses of the Ready Reserves Fund to maintain a positive yield for the Fund.

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the

1	Institutional Class shares have been established and designated for Global Small Cap Growth Fund, but none are currently outstanding.

June 30, 2014	William Blair Funds	199

Adviser’s statement that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s view that the resources required for the Adviser’s fundamental investment process and the liquidity constraints of some of the markets in which the Adviser seeks to invest (other than for the Large Cap Growth Fund and Large Cap Value Fund) may subject the Funds to capacity constraints which limit the Adviser’s ability to achieve economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the management fee schedule, the expense limitations in place for all but two of the Funds and each Fund’s total and net expense ratios, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Adviser. The Board considered benefits derived by the Adviser from its relationship with the Funds, including (1) non-management fee revenue from the Funds in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some of those revenues to third parties, (2) soft dollars, which pertain primarily to the Funds investing in equity securities, and (3) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s management fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

200	Semiannual Report	June 30, 2014

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2013:

Fund	Capital Gain Dividend
Growth	$68,542,454
Large Cap Growth	2,811,393
Large Cap Value	470,355
Mid Cap Growth	29,948,885
Mid Cap Value	320,407
Small-Mid Cap Growth	34,675,960
Small Mid Cap Value	194,772
Small Cap Growth	71,385,217
Small Cap Value	19,965,491
International Small Cap Growth	38,437,089
Emerging Markets Growth	19,418,520
Emerging Markets Small Cap Growth	36,204
Bond	2,508,744

June 30, 2014	William Blair Funds	201

The following table provides the percentage of the 2013 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Fund	Dividend Received Deduction%	Qualified Dividend Income%
Growth	45.43%	45.99%
Large Cap Growth	0.00%	0.00%
Large Cap Value	88.48%	88.13%
Mid Cap Growth	75.20%	75.15%
Mid Cap Value	35.10%	38.56%
Small-Mid Cap Growth	25.57%	27.45%
Small-Mid Cap Value	35.24%	37.20%
Small Cap Growth	7.75%	8.43%
Small Cap Value	39.12%	39.28%
Global Leaders	67.08%	100.00%
Global Small Cap Growth	6.17%	24.36%
International Leaders	0.00%	100.00%
International Equity	0.00%	95.76%
Institutional International Equity	0.00%	100.00%
International Growth.	0.00%	85.38%
Institutional International Growth	0.00%	78.53%
International Small Cap Growth	0.00%	97.25%
Emerging Markets Leaders	0.46%	100.00%
Emerging Markets Growth	0.00%	100.00%
Emerging Markets Small Cap Growth	0.00%	100.00%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2014, investors were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by investors in the calendar year 2013.

202	Semiannual Report	June 30, 2014

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund, the Institutional International Equity Fund, and the Ready Reserves Fund), service fees (for Class N shares of the Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the Global Small Cap Growth Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund and the Low Duration Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2014 to June 30, 2014.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA Fiduciary Administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

June 30, 2014	William Blair Funds	203

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,034.48	$5.95	1.18%
Class N-hypothetical 5% return	$1,000.00	$1,044.15	$5.98	1.18
Class I-actual return	$1,000.00	$1,036.63	$4.34	0.86
Class I-hypothetical 5% return	$1,000.00	$1,045.74	$4.36	0.86
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,069.79	$5.95	1.16
Class N-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Class I-actual return	$1,000.00	$1,071.64	$4.67	0.91
Class I-hypothetical 5% return	$1,000.00	$1,045.49	$4.62	0.91
Large Cap Value Fund
Class N-actual return.	$1,000.00	$1,061.36	$5.93	1.16
Class N-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Class I-actual return	$1,000.00	$1,062.04	$4.70	0.92
Class I-hypothetical 5% return	$1,000.00	$1,045.44	$4.67	0.92
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,021.70	$6.77	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,023.11	$5.52	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Mid Cap Value Fund
Class N-actual return.	$1,000.00	$1,065.72	$6.91	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return.	$1,000.00	$1,067.16	$5.64	1.10
Class I-hypothetical 5% return.	$1,000.00	$1,044.55	$5.58	1.10
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,021.28	$6.77	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,022.23	$5.52	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Small-Mid Cap Value Fund
Class N-actual return.	$1,000.00	$1,036.14	$7.07	1.40
Class N-hypothetical 5% return	$1,000.00	$1,043.06	$7.09	1.40
Class I-actual return	$1,000.00	$1,037.54	$5.81	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,011.66	$7.48	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,012.97	$6.24	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,029.50	$7.55	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,030.56	$6.14	1.22
Class I-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.22
Global Leaders Fund
Class N-actual return	$1,000.00	$1,045.49	$7.61	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,047.29	$6.35	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Institutional Class-actual return	$1,000.00	$1,049.04	$1.78	1.10
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Global Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,057.66	$8.42	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.82	$8.35	1.65
Class I-actual return	$1,000.00	$1,058.39	$7.15	1.40
Class I-hypothetical 5% return	$1,000.00	$1,043.06	$7.09	1.40

204	Semiannual Report	June 30, 2014

Expense Example	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$1,026.09	$7.28	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.81	$7.34	1.45
Class I-actual return	$1,000.00	$1,026.88	$6.03	1.20
Class I-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Institutional Class-actual return	$1,000.00	$1,027.67	$5.28	1.05
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05
International Equity Fund
Class N-actual return	$1,000.00	$1,046.22	$7.20	1.42
Class N-hypothetical 5% return	$1,000.00	$1,042.96	$7.19	1.42
Class I-actual return	$1,000.00	$1,047.82	$5.89	1.16
Class I-hypothetical 5% return	$1,000.00	$1,044.25	$5.88	1.16
Institutional International Equity Fund
Institutional Class-actual return	$1,000.00	$1,039.37	$5.41	1.07
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.69	$5.42	1.07
International Growth Fund
Class N-actual return	$1,000.00	$1,029.66	$7.25	1.44
Class N-hypothetical 5% return	$1,000.00	$1,042.86	$7.29	1.44
Class I-actual return	$1,000.00	$1,031.59	$5.69	1.13
Class I-hypothetical 5% return	$1,000.00	$1,044.40	$5.73	1.13
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,032.76	$4.89	0.97
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.19	$4.92	0.97
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,013.06	$7.89	1.58
Class N-hypothetical 5% return	$1,000.00	$1,042.16	$8.00	1.58
Class I-actual return	$1,000.00	$1,015.40	$6.45	1.29
Class I-hypothetical 5% return	$1,000.00	$1,043.60	$6.54	1.29
Institutional Class-actual return	$1,000.00	$1,015.93	$5.25	1.05
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,061.54	$8.43	1.65
Class N-hypothetical 5% return.	$1,000.00	$1,041.82	$8.35	1.65
Class I-actual return	$1,000.00	$1,063.74	$7.16	1.40
Class I-hypothetical 5% return	$1,000.00	$1,043.06	$7.09	1.40
Institutional Class-actual return	$1,000.00	$1,063.74	$6.45	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.80	$6.32	1.25
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,074.55	$8.59	1.67
Class N-hypothetical 5% return	$1,000.00	$1,041.72	$8.45	1.67
Class I-actual return	$1,000.00	$1,075.49	$7.20	1.40
Class I-hypothetical 5% return	$1,000.00	$1,043.06	$7.09	1.40
Institutional Class-actual return	$1,000.00	$1,077.27	$6.08	1.18
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.15	$5.98	1.18
Emerging Markets Small Cap Growth Fund
Class N-actual return.	$1,000.00	$1,111.11	$8.64	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.82	$8.35	1.65
Class I-actual return	$1,000.00	$1,113.02	$7.33	1.40
Class I-hypothetical 5% return	$1,000.00	$1,043.06	$7.09	1.40
Institutional Class-actual return	$1,000.00	$1,113.61	$6.55	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,043.99	$3.29	0.65
Class N-hypothetical 5% return	$1,000.00	$1,046.78	$3.30	0.65
Class I-actual return	$1,000.00	$1,046.01	$2.54	0.50
Class I-hypothetical 5% return	$1,000.00	$1,047.52	$2.54	0.50
Institutional Class-actual return	$1,000.00	$1,046.82	$1.78	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35

June 30, 2014	William Blair Funds	205

Expense Example	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Expenses Paid During the Period (a)	Annualized Expense Ratio
Income Fund
Class N-actual return	$1,000.00	$1,026.15	$4.27	0.85
Class N-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
Class I-actual return	$1,000.00	$1,026.20	$3.22	0.64
Class I-hypothetical 5% return	$1,000.00	$1,046.83	$3.25	0.64
Low Duration Fund
Class N-actual return	$1,000.00	$1,007.79	$3.48	0.70
Class N-hypothetical 5%	$1,000.00	$1,046.53	$3.55	0.70
Class I-actual return	$1,000.00	$1,008.54	$2.74	0.55
Class I-hypothetical 5%	$1,000.00	$1,047.27	$2.79	0.55
Institutional Class-actual return	$1,000.00	$1,008.23	$1.99	0.40
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.02	$2.03	0.40
Ready Reserves Fund
Class N-actual return	$1,000.00	$1,000.05	$0.35	0.07
Class N-hypothetical 5% return	$1,000.00	$1,049.65	$0.36	0.07

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).

206	Semiannual Report	June 30, 2014

BOARD OF TRUSTEES

Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, L.L.C.
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair & Company, L.L.C.
Thomas J. Skelly
Retired Managing Partner, Accenture U.S.
Richard W. Smirl, Senior Vice President
Partner, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President
Stephanie G. Braming, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Matthew A. Litfin, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Brian Ziv, Senior Vice President
John Abunassar, Vice President
Peter Carl, Vice President
D. Trowbridge Elliman III, Vice President
David F. Hone, Vice President
Kathleen M. Lynch, Vice President
Jason Moede, Vice President
Paul J. Sularz, Vice President
Christopher Walvoord, Vice President
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer

Investment Adviser

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

June 30, 2014	William Blair Funds	207

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund	Global Small Cap Growth Fund	Income Fund
Large Cap Value Fund		Low Duration Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY
Mid Cap Value Fund	International Leaders Fund	MONEY MARKET
Small-Mid Cap Growth Fund	International Equity Fund	Ready Reserves Fund
Small-Mid Cap Value Fund	Institutional International Equity Fund
Small Cap Growth Fund	International Growth Fund
Small Cap Value Fund	Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

©William Blair & Company, L.L.C., distributor
+1 800 742 7272 williamblairfunds.com	222 West Adams Street Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

By:	/s/ Michelle R. Seitz
Michelle R. Seitz
President (Chief Executive Officer)

Date: August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

By:	/s/ Michelle R. Seitz
Michelle R. Seitz
President (Chief Executive Officer)

Date: August 22, 2014

By:	/s/ Colette M. Garavalia
Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: August 22, 2014